UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22903

J.P. Morgan Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

With copies to:

Elizabeth A. Davin, Esq.	Jon S. Rand, Esq.
JPMorgan Chase & Co.	Dechert LLP
1111 Polaris Parkway	1095 Avenue of the Americas
Columbus, OH 43240	New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2018 through February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Exchange-Traded Funds

February 28, 2019

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Disciplined High Yield ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Municipal ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds’ electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

APRIL 5, 2019 (Unaudited)

Dear Shareholder,

JPMorgan Exchange-Traded Funds have seen tremendous growth over the past twelve months. In 2018, we were named “The industry’s fastest-growing ETF manager,”1 having accumulated assets under management of $21.3 billion as of April 2, 2019, up from $2.9 billion at the end of 2017. This success was recently recognized at the sixth annual ETF.com awards,2 where J.P. Morgan Asset Management won four accolades, including “ETF Issuer of the Year” and “ETF of the Year” for our JPMorgan BetaBuilders® Japan ETF (BBJP). Building on the success of our BetaBuilders® suite and in line with our mission to provide accessible portfolio solutions, we launched two additional BetaBuilders® ETFs in March, BetaBuilders® 1-5 Year U.S. Aggregate Bond ETF (BBSA) and BetaBuilders® U.S. Equity ETF (BBUS), bringing our roster to 32 strategies.

” J.P. Morgan’s suite of research-driven fixed income ETFs can help investors navigate risk and improve returns while building stronger fixed income portfolios.”

The performance of U.S. bond markets continued to lag behind gains in U.S. equity during the reporting period. While equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy, investor expectations for accelerating inflation and future interest rates increases weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded in the first two months of 2019. A budget agreement re-opened federal government operations in January and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

J.P. Morgan’s suite of research-driven fixed income ETFs can help investors navigate risk and improve returns while building stronger fixed income portfolios. Leveraging the intellectual capital and deep investment resources of one of the world’s largest fixed income and liquidity managers, we have built an ETF fixed income solution suite that covers core, core complements and extended sectors. Most notably, the JPMorgan Ultra Short Income ETF (JPST) has accumulated more than $6 billion in assets under management since launching two years ago, and offers investors a compelling solution for those looking to manage interest rate risk while preserving yield. The recent launch of the JPMorgan Ultra Short Municipal Income ETF (JMST) also offers investors a complementary value proposition to JPST for non-taxable investments.

We are proud to bring a range of investment solutions to help you navigate a changing financial market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Ogden H. Hammond

Interim President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

[1]	“Ten Fastest (and Slowest) Growing ETF Providers” Ignites.com, Nov. 28, 2018.
[2]

ETF.com Award winners are selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Voting was completed by Jan. 14, 2019, and results were announced March 28, 2019.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

J.P. Morgan Exchange-Traded Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

The performance of U.S. bond markets continued to lag behind gains in U.S. equity for most of the reporting period. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Conversely, investor expectations for accelerating inflation and future increases in interest rates weighed down prices for corporate debt and U.S. Treasury bonds for most of the reporting period.

Notably, investors sold off both equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing economic growth in China and Europe and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government.

However, prices for both equity and bonds rebounded somewhat in the first two months of 2019. A budget agreement re-opened federal government operations in January, and the U.S. Federal Reserve (the “Fed”) said it would take a “patient” approach toward future interest rate increases. At the same time, inflation remained below the Fed’s target level despite a tightening job market and emerging signs of wage growth in the U.S.

Overall, high yield bonds (also known as “junk bonds”) outperformed both investment grade corporate debt and U.S. Treasury bonds during the reporting period.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

PERIOD JANUARY 28, 2019 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Core Plus Bond ETF
Net Asset Value*	0.97%
Market Price**	1.21%
Bloomberg Barclays U.S. Aggregate Bond Index	0.65%
Net Assets as of 2/28/2019	$25,178,102

Duration as of 2/28/2019	5.74 Years

INVESTMENT OBJECTIVE***

The JPMorgan Core Plus Bond ETF (the “Fund”) seeks to provide a high level of current income by investing primarily in a diversified portfolio of high, medium and low-grade debt securities.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds, with the flexibility to invest up to 35% in high yield debt (also known as “junk bonds”). Up to 35% of the Fund’s assets may be invested in foreign securities. The portfolio managers allocate the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, the adviser looks for market sectors and securities that it believes will perform well over time. The adviser selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, currency risk, legal provisions and the structure of the transactions

HOW DID THE FUND PERFORM?

For the period from inception on January 28, 2019 to February 28, 2019, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

The Fund’s out-of-Index allocation to high yield corporate bonds was a leading contributor to relative performance. The Fund’s overweight positions and security selection in short-dated securitized credit sectors, including asset-backed securities and commercial mortgage-backed securities also contributed to relative performance.

Relative to the Index, the Fund’s security selection within the U.S. Treasury bond sector detracted from performance. Agency mortgage-backed securities had negative performance for the reporting period and the Fund’s modest overweight position in the sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The managers employed macro-economic analysis to determine asset allocations and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers used bottom-up research and top-down macro perspective to construct a diversified portfolio of fixed income securities. As a result of this process, the Fund’s largest sector allocations at the end of the reporting period were in mortgage-backed securities and U.S. Treasuries and its smallest allocations were in emerging markets debt and commercial mortgage-backed securities.

PORTFOLIO COMPOSITION****
Corporate Bonds	24.6%
Mortgage-Backed Securities	17.4
U.S. Treasury Obligations	14.2
Asset-Backed Securities	13.8
Collateralized Mortgage Obligations	6.9
Commercial Mortgage-Backed Securities	2.3
Convertible Bond	0.0	(a)
Short-Term Investments	20.8

(a)	Amount rounds to less than 0.1%.
*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.36 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.48 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan Core Plus Bond ETF

FUND COMMENTARY

PERIOD JANUARY 28, 2019 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Core Plus Bond ETF
Net Asset Value	January 28, 2019	0.97%
Market Price		1.21%

LIFE OF FUND PERFORMANCE (1/28/19 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 28, 2019.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Core Plus Bond ETF and the Bloomberg Barclays US Aggregate Index from January 28, 2019 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

PERIOD DECEMBER 12, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value*	3.26%
Market Price**	3.48%
Bloomberg Barclays U.S. Corporate Bond Index	3.21%

Net Assets as of 2/28/2019	$25,595,493
Duration as of 2/28/2019	7.29 Years

INVESTMENT OBJECTIVE***

The JPMorgan Corporate Bond Research Enhanced ETF (the “Fund”) seeks to provide total return from a portfolio of investment grade corporate bonds.

INVESTMENT APPROACH

The Fund invests primarily in investment grade bonds and uses fundamental credit research for enhanced security selection and sector allocation. The Fund seeks to outperform the Bloomberg Barclays U.S. Corporate Bond Index while maintaining similar risk characteristics.

HOW DID THE FUND PERFORM?

For the period from inception on December 12, 2018 to February 28, 2019, the Fund outperformed the Bloomberg Barclays U.S. Corporate Bond Index (the “Index”).

Relative to the Index, the Fund’s security selection within the capital goods and health care sectors was a leading contributor to performance during the reporting period. Within the capital goods sector, General Electric Co. was the largest contributor to performance as the company’s bonds benefitted from news of the sale of its biopharmaceutical business and general investor optimism about the company’s turnaround plans. In the health care sector, the Fund benefitted from security selection in company bonds rated BBB, which outperformed higher rated bonds.

The Fund’s underweight position in the pharmaceutical sector detracted from relative performance as bonds of select companies within the sector benefitted from a broader rise in the corporate bond market in the first two months of 2019. The Fund’s underweight position in the communications sector — specifically media — also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers sought to invest in companies that they believed were attractive from a fundamental and relative value analysis, while seeking to underweight companies that were unattractive based on their analysis. From a sector perspective, the Fund remained largely in line with the sector weightings in the Index.

PORTFOLIO COMPOSITION****
Corporate Bonds	96.7%
U.S. Treasury Obligations	2.1
Short-Term Investments	1.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.19 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $51.30 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan Corporate Bond Research Enhanced ETF

FUND COMMENTARY

PERIOD DECEMBER 12, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Corporate Bond Research Enhanced ETF
Net Asset Value	December 12, 2018	3.26%
Market Price		3.48%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Corporate Bond Research Enhanced ETF and the Bloomberg Barclays US Corporate Bond Index from December 12, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Corporate Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Corporate Bond Index broadly measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Disciplined High Yield ETF
Net Asset Value*	4.66%
Market Price**	4.00%
ICE BofAML U.S. High Yield Index	4.26%
Bloomberg Barclays U.S. Aggregate Bond Index	3.17%

Net Assets as of 2/28/2019	$154,570,385
Duration as of 2/28/2019	3.93 Years

INVESTMENT OBJECTIVE***

The JPMorgan Disciplined High Yield ETF (the “Fund”) seeks to provide a high level of income. Capital appreciation is a secondary objective.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-yield securities (also called “junk bonds”). Issuers may be domestic or foreign, but the Fund only invests in U.S. dollar-denominated investments.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2019, the Fund posted positive absolute performance and outperformed both the ICE BofAML U.S. High Yield Index (the “Benchmark”) and the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, bonds rated CCC and lower significantly underperformed bonds rated BB and single-B as prices for lower rated bonds generally fell in the fourth quarter of 2018. Relative to the Benchmark, the Fund’s overweight position in bonds rated BB and its lack of holdings in bonds rated CCC helped performance during the reporting period. Bonds issued by publicly traded companies outperformed bonds issued by privately held companies during the reporting period. The Fund did not invest in bonds issued by privately held companies, which helped performance relative to the Benchmark.

To maintain sufficient liquidity, the Fund did not invest in bond issues of less than $500 million or in bond issuers with less than $1 billion in total bonds outstanding, which also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s managers believe that bonds rated CCC generally have materially higher volatility and default risk than bonds rated BB and single-B, while providing inadequate incremental return over a market cycle to justify the higher volatility. In addition, the managers believe bonds issued by private companies have had a materially higher probability of default than similarly-rated bonds issued by public companies. As such, the Fund did not invest in bonds rated CCC or bonds issued by private companies. Relative to the Benchmark, the Fund was overweight in bonds rated BB and underweight in bonds rated B and CCC.

PORTFOLIO COMPOSITION****
Communication Services	21.7%
Energy	14.1
Consumer Discretionary	12.3
Health Care	9.1
Industrials	8.5
Materials	7.9
Information Technology	6.8
Financials	6.6
Real Estate	3.4
Investment of cash collateral from securities loaned	2.7
Utilities	2.6
Consumer Staples	2.6
Short-Term Investments	1.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $49.86 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $49.82 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

JPMorgan Disciplined High Yield ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Disciplined High Yield ETF
Net Asset Value	September 14, 2016	4.66%	4.86%
Market Price		4.00%	4.81%

LIFE OF FUND PERFORMANCE (9/14/16 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on September 14, 2016.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Disciplined High Yield ETF, the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Bond Index from September 14, 2016 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML US High Yield Index and the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML US High Yield Index is an unmanaged index, which measures the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Global Bond Opportunities ETF
Net Asset Value*	2.06%
Market Price**.	2.13%
Bloomberg Barclays Multiverse Index	(0.48)%

Net Assets as of 2/28/2019	$180,357,231
Duration as of 2/28/2019	4.04 Years

INVESTMENT OBJECTIVE***

The JPMorgan Global Bond Opportunities ETF (the “Fund”) seeks to provide total return.

INVESTMENT APPROACH

The Fund invests across sectors in developed and emerging markets without benchmark constraints. The Fund is flexible and opportunistic and the Fund’s adviser has broad discretion to shift the Fund’s exposures to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2019, the Fund posted a return of 2.06%. The Fund is managed with an unconstrained orientation and is not managed relative to a benchmark index. While the Fund is not managed to a benchmark, its return is compared to the Bloomberg Barclays Multiverse Index, which returned -0.48% for the reporting period.

The Fund’s allocations to corporate high yield bonds (also known as “junk bonds”) and securitized debt products were the leading contributors to absolute performance. High yield bonds benefitted from investors seeking higher yields, positive investor sentiment and low default rates. Securitized debt benefitted from lower volatility relative to other sectors and continued economic growth in the U.S.

The Fund’s exposure to foreign currency was a leading detractor from absolute performance, most notably through exposure to the Russian ruble in the second quarter of 2018 following U.S. economic sanctions on Russia. The Fund’s exposure to the Turkish lira and the Argentine peso also detracted from the Fund’s absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities. At the end of the reporting period, the Fund’s largest allocations were in U.S. high yield bonds, investment grade corporate bonds and emerging markets local currency debt. The Fund’s smallest allocations were in non-agency mortgage-backed securities, convertible bonds and collateralized loan obligations.

SUMMARY OF INVESTMENTS BY COUNTRY****
United States	46.5%
United Kingdom	3.6
France	3.6
Spain	3.6
Portugal	3.5
Indonesia	2.2
South Africa	2.0
Canada	1.8
Italy	1.7
Netherlands	1.5
Germany	1.5
Mexico	1.5
Ireland	1.4
Luxembourg	1.4
Greece	1.4
Australia	1.4
Sweden	1.2
Brazil	1.2
Switzerland	1.2
Malaysia	1.0
Others (each less than 1.0%)	9.7
Short-Term Investments	7.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $48.75 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $48.83 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

JPMorgan Global Bond Opportunities ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Global Bond Opportunities ETF
Net Asset Value	April 5, 2017	2.06%	3.07%
Market Price		2.13%	3.16%

LIFE OF FUND PERFORMANCE (4/5/17 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on April 5, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Global Bond Opportunities ETF and the Bloomberg Barclays Multiverse Index from April 5, 2017 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Multiverse Index is an unmanaged index, which measure the global fixed-income bond market that combines the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index measures global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High-Yield Index measures the global high-yield fixed income markets. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal ETF

FUND COMMENTARY

PERIOD OCTOBER 29, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Municipal ETF
Net Asset Value*	4.74%
Market Price**	4.92%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	3.32%

Net Assets as of 2/28/2019	$31,153,558
Duration as of 2/28/2019	6.25 Years

INVESTMENT OBJECTIVE***

The JPMorgan Municipal ETF (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

INVESTMENT APPROACH

The Fund invests primarily in a diversified portfolio of intermediate-term municipal bonds, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity between three and ten years.

HOW DID THE FUND PERFORM?

For the period from inception on October 29, 2018 to February 28, 2019, the Fund outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Index”).

Relative to the Index, the Fund’s longer overall duration was a leading contributor to performance as interest rates fell during the reporting period. Generally, a portfolio of bonds with a longer duration will experience a larger increase in price when interest rates fall. During the reporting period, lower rated bonds generally outperformed higher rated bonds during the reporting period and the Fund Fund’s underweight position in bonds rated AAA and its overweight in bonds rated BBB contributed to relative performance. The Fund’s overweight positions in local general obligation bonds and leasing sectors also helped relative performance.

The Fund’s overweight allocation to the electric sector and its underweight allocations to state general obligation bonds and the special tax sector were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s largest allocations were in revenue bonds and general obligation bonds, while its smallest allocation was in pre-refunded bonds. In terms of quality, the Fund’s largest allocations were to bonds rated AA and single-A, while its smallest allocations were in unrated bonds and bonds rated BB. The Fund’s overall duration was 6.3 years compared with 4.8 years for the Index.

PORTFOLIO COMPOSITION****
Municipal Bonds	96.7%
Short-Term Investments	3.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $51.92 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $52.01 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

JPMorgan Municipal ETF

FUND COMMENTARY

PERIOD OCTOBER 29, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)

	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Municipal ETF
Net Asset Value	October 29, 2018	4.74%
Market Price		4.92%

LIFE OF FUND PERFORMANCE (10/29/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Municipal ETF and the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index from October 29, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD DECEMBER 12, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value*	1.90%
Market Price**	1.98%
Bloomberg Barclays U.S. Aggregate Index	2.07%

Net Assets as of 2/28/2019	$98,730,082
Duration as of 2/28/2019	5.79 Years

INVESTMENT OBJECTIVE***

The JPMorgan U.S. Aggregate Bond ETF (the “Fund”) seeks to provide long-term total return.

INVESTMENT APPROACH

The Fund invests in a diversified portfolio of high-quality fixed income securities, including corporate bonds, U.S. Treasury obligations and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities. With respect to corporate sub-sectors, the Fund applies a multi-factor credit screening process that seeks exposure to corporate debt issuers with attractive value, quality and momentum characteristics.

HOW DID THE FUND PERFORM?

For the period from inception on December 12, 2018 to February 28, 2019, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”).

Relative to the Benchmark, the Fund’s overweight allocation to bonds rated AAA detracted from performance, while the Fund’s overweight allocation to bonds rated BBB made a positive contribution to relative performance. During the reporting period, interest rates generally declined and lower quality bonds outperformed higher quality bonds.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund applied a multi-factor credit screening process to the corporate sub-sectors of the Index that sought exposure to corporate debt issuers that the Fund’s portfolio managers believed had attractive value, quality and momentum characteristics. The Fund’s and the Index’s largest allocations at the end of the reporting period were in government bonds and agency mortgage-backed securities and its smallest allocations were in asset-backed securities and municipal bonds.

PORTFOLIO COMPOSITION****
U.S. Treasury Obligations	38.6%
Mortgage-Backed Securities	28.1
Corporate Bonds	25.4
Foreign Government Securities	2.0
Commercial Mortgage-Backed Securities	1.9
Supranational	1.5
U.S. Government Agency Securities	1.1
Others (each less than 1.0%)	1.1
Short-Term Investments	0.3

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $25.32 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $25.34 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

JPMorgan U.S. Aggregate Bond ETF

FUND COMMENTARY

PERIOD DECEMBER 12, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan U.S. Aggregate Bond ETF
Net Asset Value	December 12, 2018	1.90%
Market Price		1.98%

LIFE OF FUND PERFORMANCE (12/12/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on December 12, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan U.S. Aggregate Bond ETF and the Bloomberg Barclays US Aggregate Index from December 12, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays US Aggregate Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURNS:
JPMorgan Ultra-Short Income ETF
Net Asset Value*	2.68%
Market Price**	2.66%
ICE BofAML U.S. 3-Month Treasury Bill Index	2.04%
Net Assets as of 2/28/2019	$5,703,062,275

Duration as of 2/28/2019	0.44 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Income ETF (the “Fund”) seeks to provide current income while seeking to maintain a low volatility of principal.

INVESTMENT APPROACH

The Fund primarily invests mainly in investment-grade, U.S. dollar-denominated short-term fixed, variable and floating-rate debt. The Fund seeks to maintain a duration of one year or less, although under certain market conditions, the Fund’s duration may be longer than one year. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger decrease or increase in price as interest rates rise or fall, respectively, versus bonds with shorter duration. The Fund’s adviser has broad discretion to shift the Fund’s exposure to strategies and sectors based on changing market conditions and its view of the best mix of investment opportunities.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2019, the Fund outperformed the ICE BofAML U.S. 3-Month Treasury Bill Index (the “Index”).

The Fund’s allocations to money market securities and investment grade corporate bonds were leading contributors to both absolute performance and performance relative to the Index during the reporting period. The Fund’s allocations to high quality collateralized loan obligations, asset-backed securities and commercial mortgage-backed securities also contributed to absolute and relative performance.

While the Fund’s longer overall duration relative to the Index was a modest detractor from relative performance, the enhanced yield from longer-dated securities contributed to absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio management team positioned the Fund according to its belief that interest rates would continue to move higher at a measured pace and that corporate credit fundamentals remained favorable, despite geopolitical risks and the potential impact of further escalation in international trade tensions. The team also added a small allocation to U.S. Treasury bonds in an effort to protect against potential market volatility from trade uncertainty. In descending order, the Fund’s largest allocations were in corporate bonds, money market securities, collateralized loan obligations, asset-backed securities and U.S. Treasury.

PORTFOLIO COMPOSITION BY SECTOR****
Financials	48.7%
Asset-Backed Securities	10.7
Communication Services	3.8
Consumer Discretionary	3.7
Industrials	3.2
Utilities	2.9
Consumer Staples	2.3
Certificates of Deposit	2.0
Health Care	2.0
U.S. Treasury Obligations	1.7
Real Estate	1.5
Energy	1.4
Others (each less than 1.0%)	1.3
Short-Term Investments	14.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.20 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.23 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

JPMorgan Ultra-Short Income ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan Ultra-Short Income ETF
Net Asset Value	May 17, 2017	2.68%	2.20%
Market Price		2.66%	2.23%

LIFE OF FUND PERFORMANCE (5/17/17 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on May 17, 2017.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Income ETF and the ICE BofAML 3-Month US Treasury Bill Index from May 17, 2017 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The index is rebalanced monthly and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

PERIOD OCTOBER 16, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value*	1.16%
Market Price**	1.22%
Bloomberg Barclays 1-Year Municipal Bond Index	1.31%

Net Assets as of 2/28/2019	$57,799,591
Duration as of 2/28/2019	0.62 Years

INVESTMENT OBJECTIVE***

The JPMorgan Ultra-Short Municipal Income ETF (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

INVESTMENT APPROACH

The Fund invests primarily in investment grade fixed, variable and floating rate municipal securities, the income from which is exempt from federal income tax. The Fund seeks to maintain an average weighted maturity of two years or less.

HOW DID THE FUND PERFORM?

For the period from inception on October 16, 2018 to February 28, 2019, the Fund underperformed to the Bloomberg Barclays 1 Year Municipal Bond Index (the “Index”).

During the reporting period, lower quality bonds generally outperformed higher rated bonds and the Fund’s underweight position in bonds rated BBB was a leading detractor from performance relative to the Index. The Fund’s underweight position in state general obligation bonds and its overweight positions in special tax and education bonds also detracted from relative performance.

The Fund’s allocation to bonds with maturities of more than two years, which were not held in the Index, was a leading contributor to relative performance as interest rates fell during the reporting period. The Fund’s exposure to floating rate bonds and its underweight positions in the water & sewer and transportation sectors also helped relative performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s overall duration was 0.6 years vs. 1.4 years for the Index. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration experience smaller increase in price as interest rates fall, relative to longer duration bonds.

PORTFOLIO COMPOSITION****
Municipal Bonds	99.8%
Short-Term Investments	0.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $50.26 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $50.29 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

JPMorgan Ultra-Short Municipal Income ETF

FUND COMMENTARY

PERIOD OCTOBER 16, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan Ultra-Short Municipal Income ETF
Net Asset Value	October 16, 2018	1.16%
Market Price		1.22%

LIFE OF FUND PERFORMANCE (10/16/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on October 16, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan Ultra-Short Municipal Income ETF and the Bloomberg Barclays 1-Year Municipal Bond Index from October 16, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-Year Municipal Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The

Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value*	2.29%
Market Price**	2.23%
JPMorgan Emerging Markets Risk-Aware Bond Index	2.86%

Net Assets as of 2/28/2019	$61,776,747
Duration as of 2/28/2019	6.91 Years

INVESTMENT OBJECTIVE***

The JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index (the “Underlying Index”).

INVESTMENT APPROACH

The Fund is passively managed to the Underlying Index, which is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets. The Underlying Index utilizes a rules-based, proprietary methodology that filters for liquidity and country risk and allocates risk across credit ratings. The Underlying Index methodology includes monthly rebalancing within countries and semi-annual rebalancing across countries. The Fund also employs optimization techniques that seek to minimize tracking error to the Underlying Index.

HOW DID THE FUND PERFORM?

For the twelve months ended February 28, 2019, the Fund performed in line with the Underlying Index. The majority of the Fund’s deviation against the Underlying Index was due to operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to Turkey and Ecuador were leading detractors from absolute performance. The Underlying Index’s liquidity filter also detracted from absolute performance as less liquid bond issues outperformed other issues of emerging markets sovereign and quasi-sovereign debt.

The Fund and the Underlying Index had no exposure to Argentina and Venezuela, which was a positive contributor to absolute performance.

HOW WAS THE FUND POSITIONED?

The Fund invested at least 80% of its assets in securities included in the Underlying Index. During the reporting period, the Fund’s and Underlying Index’s largest allocations were to Turkey and Brazil and their smallest allocations were to India and Morocco.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

JPMorgan USD Emerging Markets Sovereign Bond ETF

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2019 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY****
Turkey	7.0%
Brazil	6.5
South Africa	5.7
Egypt	4.6
Ecuador	4.5
Ukraine	4.5
Dominican Republic	4.4
Mexico	4.1
Indonesia	3.6
Sri Lanka	3.3
Russia	3.0
Philippines	2.8
China	2.7
Colombia	2.6
Kazakhstan	2.6
Lebanon	2.3
Oman	2.1
Peru	2.1
Croatia	2.1
Azerbaijan	1.9
Ghana	1.8
Pakistan	1.8
Jamaica	1.8
Poland	1.8
Uruguay	1.7
Hungary	1.7
Panama	1.6
Ivory Coast	1.6
Malaysia	1.5
Iraq	1.5
Kenya	1.5
Jordan	1.3
Chile	1.2
Romania	1.2
Others (each less than 1.0%)	5.0
Short-Term Investments	0.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $47.52 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the NYSE Arca, Inc. The midpoint price was $47.62 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	1 YEAR	SINCE INCEPTION
JPMorgan USD Emerging Markets Sovereign Bond ETF
Net Asset Value	January 29, 2018	2.29%	0.19%
Market Price		2.23%	0.36%

LIFE OF FUND PERFORMANCE (1/29/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on January 29, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan USD Emerging Markets Sovereign Bond ETF and the JPMorgan Emerging Markets Risk-Aware Bond Index from January 29, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the JPMorgan Emerging Markets Risk-Aware Bond Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The JPMorgan Emerging Markets Risk-Aware Bond Index (the “index”) is comprised of liquid, U.S. dollar-denominated sovereign and quasi-sovereign fixed and floating rate debt securities from emerging markets selected using a rules-based methodology and is owned by J.P. Morgan Investment Inc., the Fund’s adviser (the “Adviser”). The Index is maintained and calculated by J.P. Morgan Securities LLC (“JPMS” or the “Index Provider”), which selects securities in accordance with the methodology from among the components of the J.P. Morgan Emerging Market Bond Index Global Diversified, which was developed and is maintained by the Index Provider. The Index Provider and the Adviser are both wholly-owned subsidiaries of JPMorgan Chase & Co., a publicly-held financial services holding company. The Index starts with the

J.P. Morgan Emerging Market Bond Index Global Diversified and applies a proprietary methodology that filters for liquidity and for country risk and allocates risk based on credit rating. Historically, the J.P. Morgan Emerging Markets Bond Index Global Diversified has included bonds issued by the countries of Angola, Argentina, Armenia, Azerbaijan, Belize, Bolivia, Brazil, Cameroon, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Ethiopia, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Kenya, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Mozambique, Namibia, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russian Federation, Senegal, Serbia, Slovakia, South Africa, Sri Lanka, Suriname, Trinidad and Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia; however, this universe of countries may change in accordance with the Index Provider’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Underlying Index at any given time. Investors cannot invest directly in an index.

Fund performance reflects the partial waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 28.6%

Aerospace & Defense — 1.1%

Arconic, Inc. 5.13%, 10/1/2024	37,000	36,630

General Dynamics Corp. 3.50%, 5/15/2025	45,000	45,786

L3 Technologies, Inc. 3.85%, 12/15/2026	40,000	39,825

Precision Castparts Corp.

2.50%, 1/15/2023	19,000	18,732

4.38%, 6/15/2045	5,000	5,188

Rockwell Collins, Inc. 3.50%, 3/15/2027	40,000	38,666

TransDigm, Inc. 6.25%, 3/15/2026 (a)	20,000	20,500

United Technologies Corp. 3.65%, 8/16/2023	60,000	60,844

		266,171

Air Freight & Logistics — 0.1%

United Parcel Service, Inc. 3.05%, 11/15/2027	10,000	9,739

XPO Logistics, Inc. 6.13%, 9/1/2023 (a)	20,000	19,950

		29,689

Airlines — 0.2%

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	23,202	23,271

United Continental Holdings, Inc. 5.00%, 2/1/2024	20,000	20,100

		43,371

Auto Components — 0.4%

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	18,000	18,112

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	18,000	17,957

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	19,000	18,026

Icahn Enterprises LP 6.75%, 2/1/2024	35,000	36,619

		90,714

Banks — 4.3%

Bank of America Corp.

4.10%, 7/24/2023	70,000	72,182

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (b)	70,000	69,090

3.88%, 8/1/2025	40,000	40,719

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (b)	15,000	14,932

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (b)	35,000	35,115

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (b)	20,000	20,067

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Bank of Montreal (Canada)

1.90%, 8/27/2021	8,000	7,800

2.35%, 9/11/2022	7,000	6,831

Bank of Nova Scotia (The) (Canada) 3.13%, 4/20/2021	100,000	100,454

BB&T Corp. 2.85%, 10/26/2024	25,000	24,486

BNP Paribas SA (France) 3.25%, 3/3/2023	10,000	10,078

Canadian Imperial Bank of Commerce (Canada) 2.55%, 6/16/2022	9,000	8,895

CIT Group, Inc. 5.25%, 3/7/2025	24,000	25,080

Citigroup, Inc.

2.75%, 4/25/2022	40,000	39,489

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (b)	60,000	61,355

Comerica, Inc. 3.70%, 7/31/2023	5,000	5,065

Fifth Third Bancorp 2.88%, 7/27/2020	10,000	9,985

HSBC Holdings plc (United Kingdom)

7.63%, 5/17/2032	20,000	25,683

6.10%, 1/14/2042	40,000	49,218

Huntington Bancshares, Inc. 2.30%, 1/14/2022	15,000	14,639

KeyCorp 5.10%, 3/24/2021	10,000	10,401

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	8,000	7,835

3.78%, 3/2/2025	5,000	5,071

MUFG Americas Holdings Corp. 3.50%, 6/18/2022	3,000	3,013

PNC Financial Services Group, Inc. (The) 3.50%, 1/23/2024	20,000	20,166

Royal Bank of Canada (Canada)

3.20%, 4/30/2021	100,000	100,561

2.75%, 2/1/2022	8,000	7,974

Royal Bank of Scotland Group plc (United Kingdom) 6.10%, 6/10/2023	19,000	19,930

Santander UK plc (United Kingdom) 4.00%, 3/13/2024	5,000	5,150

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	15,000	14,845

3.75%, 7/19/2023	10,000	10,134

SunTrust Bank 4.05%, 11/3/2025	10,000	10,375

Toronto-Dominion Bank (The) (Canada) 1.80%, 7/13/2021	9,000	8,771

US Bancorp 2.95%, 7/15/2022	20,000	19,894

Wells Fargo & Co.

2.63%, 7/22/2022	35,000	34,329

3.07%, 1/24/2023	70,000	69,535

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

3.00%, 10/23/2026	25,000	23,838

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (b)	40,000	39,477

Westpac Banking Corp. (Australia) 3.65%, 5/15/2023	20,000	20,302

		1,072,764

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium)

3.65%, 2/1/2026 (a)	40,000	39,461

4.90%, 2/1/2046 (a)	35,000	33,696

PepsiCo, Inc. 2.38%, 10/6/2026	25,000	23,397

		96,554

Biotechnology — 0.2%

Gilead Sciences, Inc.

2.95%, 3/1/2027	48,000	45,305

4.15%, 3/1/2047	15,000	13,744

		59,049

Building Products — 0.1%

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	32,000	33,400

Capital Markets — 2.1%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	10,000	10,287

Bank of New York Mellon Corp. (The)

3.50%, 4/28/2023	10,000	10,143

2.20%, 8/16/2023	23,000	22,081

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	95,000	93,025

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	60,000	58,872

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (b)	45,000	43,632

3.50%, 11/16/2026	10,000	9,622

3.85%, 1/26/2027	15,000	14,701

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (b)	35,000	33,892

Morgan Stanley

3.75%, 2/25/2023	50,000	50,821

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (b)	65,000	65,566

3.88%, 1/27/2026	25,000	25,081

3.63%, 1/20/2027	18,000	17,651

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	35,000	33,980

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

MSCI, Inc. 5.75%, 8/15/2025 (a)	12,000	12,480

Northern Trust Corp. 3.95%, 10/30/2025	12,000	12,463

State Street Corp. 3.10%, 5/15/2023	12,000	11,944

		526,241

Chemicals — 0.4%

CF Industries, Inc. 4.95%, 6/1/2043	15,000	12,544

Chemours Co. (The) 7.00%, 5/15/2025	17,000	17,722

Ecolab, Inc. 3.25%, 12/1/2027	12,000	11,779

Ingevity Corp. 4.50%, 2/1/2026 (a)	11,000	10,533

Olin Corp. 5.13%, 9/15/2027	13,000	13,098

PolyOne Corp. 5.25%, 3/15/2023	12,000	12,270

Valvoline, Inc. 4.38%, 8/15/2025	10,000	9,475

		87,421

Commercial Services & Supplies — 0.4%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	10,000	9,825

ADT Security Corp. (The) 4.13%, 6/15/2023	39,000	38,269

Aramark Services, Inc. 4.75%, 6/1/2026	15,000	14,887

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	13,000	12,382

Covanta Holding Corp. 5.88%, 3/1/2024	10,000	10,213

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a)	5,000	4,788

Pitney Bowes, Inc. 4.95%, 4/1/2023 (c)	13,000	12,220

		102,584

Communications Equipment —0.1%

CommScope, Inc. 5.50%, 6/15/2024 (a)	17,000	16,320

Nokia OYJ (Finland) 4.38%, 6/12/2027	13,000	12,774

		29,094

Construction & Engineering —0.2%

AECOM 5.13%, 3/15/2027	18,000	17,077

MasTec, Inc. 4.88%, 3/15/2023	25,000	25,062

Tutor Perini Corp. 6.88%, 5/1/2025 (a)	13,000	12,903

		55,042

Consumer Finance — 0.7%

Ally Financial, Inc.

5.75%, 11/20/2025	29,000	30,740

8.00%, 11/1/2031	17,000	20,995

American Express Co. 3.40%, 2/27/2023	25,000	25,165

Capital One Financial Corp. 3.20%, 1/30/2023	20,000	19,697

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	7,000	5,997

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

John Deere Capital Corp. 2.65%, 6/10/2026	24,000	23,006

Springleaf Finance Corp. 7.13%, 3/15/2026	26,000	26,325

Toyota Motor Credit Corp. 2.70%, 1/11/2023	35,000	34,502

		186,427

Containers & Packaging — 0.3%

Ball Corp. 5.25%, 7/1/2025	12,000	12,600

Crown Americas LLC 4.25%, 9/30/2026	13,000	12,513

Greif, Inc. 6.50%, 3/1/2027 (a)	15,000	15,281

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	24,228	24,276

Sealed Air Corp. 5.50%, 9/15/2025 (a)	12,000	12,510

		77,180

Diversified Consumer Services — 0.1%

Service Corp. International 5.38%, 5/15/2024	12,000	12,270

Diversified Financial Services — 0.6%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	5,000	4,756

AIG Global Funding 1.90%, 10/6/2021 (a)	7,000	6,747

Berkshire Hathaway, Inc. 3.13%, 3/15/2026	23,000	22,749

CNG Holdings, Inc. 9.38%, 5/15/2020 (a)	10,000	9,813

National Rural Utilities Cooperative Finance Corp.

3.25%, 11/1/2025	40,000	39,659

3.40%, 2/7/2028	12,000	11,867

4.40%, 11/1/2048	12,000	12,335

ORIX Corp. (Japan) 4.05%, 1/16/2024	7,000	7,122

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	35,000	35,101

3.75%, 9/12/2046	11,000	10,496

		160,645

Diversified Telecommunication Services — 1.1%

AT&T, Inc. 4.75%, 5/15/2046	10,000	9,285

CCO Holdings LLC 5.75%, 2/15/2026 (a)	61,000	63,214

CenturyLink, Inc. Series T, 5.80%, 3/15/2022	12,000	12,315

Cincinnati Bell, Inc. 8.00%, 10/15/2025 (a)	5,000	4,525

Embarq Corp. 8.00%, 6/1/2036	33,000	31,845

Frontier Communications Corp. 6.88%, 1/15/2025	30,000	16,200

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

Intelsat Jackson Holdings SA (Luxembourg) 5.50%, 8/1/2023	5,000	4,587

Intelsat Luxembourg SA (Luxembourg)

7.75%, 6/1/2021	5,000	4,875

8.13%, 6/1/2023	5,000	4,175

Level 3 Financing, Inc. 5.25%, 3/15/2026	36,000	35,325

Sprint Capital Corp. 8.75%, 3/15/2032	10,000	10,838

Telecom Italia Capital SA (Italy) 6.00%, 9/30/2034	23,000	20,700

Verizon Communications, Inc.

4.33%, 9/21/2028	30,000	31,044

4.02%, 12/3/2029 (a)	20,000	19,977

Windstream Services LLC

8.63%, 10/31/2025 (a)	5,000	4,663

9.00%, 6/30/2025 (a)	20,000	11,900

		285,468

Electric Utilities — 0.8%

Alabama Power Co. Series 13-A, 3.55%, 12/1/2023	12,000	12,145

Arizona Public Service Co. 3.15%, 5/15/2025	12,000	11,808

Entergy Louisiana LLC

2.40%, 10/1/2026	12,000	11,038

3.05%, 6/1/2031	25,000	23,078

Indiana Michigan Power Co. Series K, 4.55%, 3/15/2046	12,000	12,296

Kentucky Utilities Co. 5.13%, 11/1/2040	12,000	13,644

Monongahela Power Co. 4.10%, 4/15/2024 (a)	12,000	12,393

Public Service Electric & Gas Co. 3.00%, 5/15/2027	12,000	11,558

Puget Sound Energy, Inc. 4.30%, 5/20/2045	12,000	12,283

Southern California Edison Co. Series C, 4.13%, 3/1/2048	12,000	11,045

Southwestern Public Service Co.

3.30%, 6/15/2024	12,000	12,062

4.50%, 8/15/2041	12,000	12,374

Tucson Electric Power Co.

3.05%, 3/15/2025	12,000	11,658

4.85%, 12/1/2048	12,000	12,729

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	19,000	19,713

Wisconsin Public Service Corp. 4.75%, 11/1/2044	12,000	12,967

		212,791

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electrical Equipment — 0.1%

Sensata Technologies BV 5.00%, 10/1/2025 (a)	15,000	15,150

Vertiv Group Corp. 9.25%, 10/15/2024 (a)	10,000	10,013

		25,163

Electronic Equipment, Instruments & Components — 0.1%

CDW LLC 5.00%, 9/1/2025	12,000	12,135

Energy Equipment & Services — 0.2%

Bristow Group, Inc. 6.25%, 10/15/2022	5,000	1,500

Nabors Industries, Inc. 5.50%, 1/15/2023	14,000	13,125

Transocean, Inc. 6.80%, 3/15/2038	10,000	7,550

Unit Corp. 6.63%, 5/15/2021	13,000	12,740

Weatherford International Ltd.

4.50%, 4/15/2022	5,000	3,438

5.95%, 4/15/2042	10,000	5,925

		44,278

Entertainment — 0.6%

Carmike Cinemas, Inc. 6.00%, 6/15/2023 (a)	20,000	20,400

Cinemark USA, Inc. 4.88%, 6/1/2023	15,000	15,015

NBCUniversal Media LLC 2.88%, 1/15/2023	41,000	40,690

Netflix, Inc. 4.38%, 11/15/2026	24,000	23,025

Viacom, Inc. (ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	20,000	19,747

Walt Disney Co. (The) 1.85%, 7/30/2026	13,000	11,835

WMG Acquisition Corp. 4.88%, 11/1/2024 (a)	13,000	12,903

		143,615

Equity Real Estate Investment Trusts (REITs) — 0.7%

AvalonBay Communities, Inc. 3.35%, 5/15/2027	4,000	3,923

CyrusOne LP 5.38%, 3/15/2027	17,000	17,298

Equinix, Inc. 5.75%, 1/1/2025	24,000	24,990

Equity Commonwealth 5.88%, 9/15/2020	3,000	3,067

ERP Operating LP 3.25%, 8/1/2027	5,000	4,874

ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	10,000	9,950

Iron Mountain, Inc. 5.75%, 8/15/2024	18,000	18,045

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	12,000	12,270

National Retail Properties, Inc. 3.60%, 12/15/2026	3,000	2,920

Office Properties Income Trust 3.75%, 8/15/2019	8,000	8,013

Realty Income Corp. 4.13%, 10/15/2026	7,000	7,165

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — continued

Simon Property Group LP

2.75%, 6/1/2023	65,000	63,790

3.30%, 1/15/2026	10,000	9,834

		186,139

Food & Staples Retailing — 0.1%

Albertsons Cos. LLC 6.63%, 6/15/2024	10,000	10,000

New Albertsons LP 8.00%, 5/1/2031	10,000	8,975

		18,975

Food Products — 0.3%

JBS USA LUX SA 5.75%, 6/15/2025 (a)	38,000	38,405

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	11,000	11,462

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	12,000	12,000

		61,867

Gas Utilities — 0.1%

AmeriGas Partners LP 5.50%, 5/20/2025	13,000	12,870

Brooklyn Union Gas Co. (The) 3.87%, 3/4/2029 (a)	10,000	9,986

		22,856

Health Care Equipment & Supplies — 0.6%

Boston Scientific Corp.

4.00%, 3/1/2029	10,000	10,002

4.70%, 3/1/2049	20,000	20,074

Medtronic Global Holdings SCA 3.35%, 4/1/2027	23,000	22,856

Medtronic, Inc.

3.63%, 3/15/2024	55,000	56,412

4.00%, 4/1/2043	24,000	22,997

Teleflex, Inc. 4.63%, 11/15/2027	13,000	12,903

		145,244

Health Care Providers & Services — 1.1%

Centene Corp. 5.38%, 6/1/2026 (a)	29,000	30,088

Community Health Systems, Inc.

8.13%, 6/30/2024 (a)	10,000	8,325

8.00%, 3/15/2026 (a)	3,000	2,960

CVS Health Corp. 4.78%, 3/25/2038	20,000	19,455

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	5,000	4,513

HCA, Inc. 5.38%, 9/1/2026	48,000	49,289

Tenet Healthcare Corp. 4.50%, 4/1/2021	31,000	31,388

UnitedHealth Group, Inc.

3.88%, 10/15/2020	100,000	101,385

3.38%, 4/15/2027	20,000	19,895

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

WellCare Health Plans, Inc. 5.25%, 4/1/2025	12,000	12,251

		279,549

Hotels, Restaurants & Leisure — 0.4%

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	9,000	9,630

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	7,000	7,122

Eldorado Resorts, Inc. 6.00%, 9/15/2026 (a)	12,000	12,210

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	7,000	7,053

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	10,000	10,300

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (a)	10,000	10,325

MGM Resorts International 5.75%, 6/15/2025	25,000	25,500

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	13,000	12,594

Wyndham Destinations, Inc. 5.40%, 4/1/2024 (c)	10,000	10,050

		104,784

Household Durables — 0.1%

Lennar Corp. 4.75%, 5/30/2025	21,000	21,059

Toll Brothers Finance Corp. 4.88%, 11/15/2025	13,000	12,951

		34,010

Household Products — 0.1%

Procter & Gamble Co. (The) 2.45%, 11/3/2026	24,000	22,861

Spectrum Brands, Inc. 5.75%, 7/15/2025	10,000	9,787

		32,648

Independent Power and Renewable Electricity Producers — 0.3%

AES Corp. 5.50%, 4/15/2025	24,000	24,750

Calpine Corp. 5.88%, 1/15/2024 (a)	13,000	13,260

Clearway Energy Operating LLC 5.38%, 8/15/2024	13,000	12,740

NRG Energy, Inc. 6.63%, 1/15/2027	24,000	25,560

Talen Energy Supply LLC 6.50%, 6/1/2025	10,000	8,910

		85,220

Insurance — 0.4%

Aflac, Inc. 3.25%, 3/17/2025	4,000	3,951

Allstate Corp. (The) 5.35%, 6/1/2033	3,000	3,436

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Athene Global Funding 4.00%, 1/25/2022 (a)	7,000	7,106

CNO Financial Group, Inc. 5.25%, 5/30/2025	15,000	15,375

Jackson National Life Global Funding 2.50%, 6/27/2022 (a)	15,000	14,605

Lincoln National Corp. 3.35%, 3/9/2025	3,000	2,939

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	10,000	10,293

MetLife, Inc. 3.60%, 11/13/2025	20,000	20,195

New York Life Global Funding 3.00%, 1/10/2028 (a)	10,000	9,656

Progressive Corp. (The) 4.35%, 4/25/2044	3,000	3,065

Prudential Financial, Inc. 3.88%, 3/27/2028	8,000	8,177

Travelers Cos., Inc. (The) 5.35%, 11/1/2040	5,000	5,834

		104,632

Interactive Media & Services — 0.0% (d)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a)	5,000	4,375

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc. 3.15%, 8/22/2027	46,000	45,334

IT Services — 0.1%

Alliance Data Systems Corp. 5.38%, 8/1/2022 (a)	15,000	15,225

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	5,000	4,844

		20,069

Machinery — 0.2%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	15,000	15,492

Colfax Corp. 6.00%, 2/15/2024 (a)	5,000	5,175

Illinois Tool Works, Inc. 4.88%, 9/15/2041	5,000	5,618

Parker-Hannifin Corp. 3.25%, 3/1/2027	24,000	23,226

Tennant Co. 5.63%, 5/1/2025	10,000	9,937

		59,448

Media — 1.2%

AMC Networks, Inc. 5.00%, 4/1/2024	12,000	11,906

Charter Communications Operating LLC 4.91%, 7/23/2025	45,000	46,616

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/2024 (a)	5,000	5,244

Comcast Corp.

3.38%, 8/15/2025	20,000	19,954

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Media — continued

2.35%, 1/15/2027	40,000	36,611

3.90%, 3/1/2038	20,000	18,915

4.75%, 3/1/2044	39,000	40,486

3.40%, 7/15/2046	15,000	12,627

DISH DBS Corp.

6.75%, 6/1/2021	20,000	20,450

7.75%, 7/1/2026	5,000	4,325

Lamar Media Corp. 5.75%, 2/1/2026	24,000	25,110

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	20,000	20,050

TEGNA, Inc. 6.38%, 10/15/2023	19,000	19,570

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	12,000	12,483

		294,347

Metals & Mining — 0.4%

Commercial Metals Co. 4.88%, 5/15/2023	18,000	17,640

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	31,000	30,550

5.45%, 3/15/2043	15,000	13,162

Rio Tinto Finance USA Ltd. (Australia) 7.13%, 7/15/2028	9,000	11,428

Steel Dynamics, Inc. 4.13%, 9/15/2025	13,000	12,641

Teck Resources Ltd. (Canada) 6.13%, 10/1/2035	22,000	23,176

		108,597

Multiline Retail — 0.0% (d)

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/2021 (a)	20,000	10,400

Multi-Utilities — 0.2%

Berkshire Hathaway Energy Co.

3.25%, 4/15/2028	12,000	11,637

5.15%, 11/15/2043	12,000	13,259

3.80%, 7/15/2048	15,000	13,684

		38,580

Oil, Gas & Consumable Fuels —2.6%

Antero Resources Corp. 5.13%, 12/1/2022	20,000	20,032

BP Capital Markets America, Inc.

3.02%, 1/16/2027	13,000	12,502

4.23%, 11/6/2028	30,000	31,539

BP Capital Markets plc (United Kingdom)

3.81%, 2/10/2024	33,000	33,868

3.51%, 3/17/2025	45,000	45,348

California Resources Corp. 8.00%, 12/15/2022 (a)	5,000	3,994

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	24,000	25,560

Cheniere Energy Partners LP 5.25%, 10/1/2025	12,000	12,150

DCP Midstream Operating LP 5.38%, 7/15/2025	20,000	20,800

Diamondback Energy, Inc. 4.75%, 11/1/2024 (a)	12,000	12,135

Energy Transfer LP 5.88%, 1/15/2024	21,000	22,523

EnLink Midstream Partners LP

4.40%, 4/1/2024	8,000	7,770

5.60%, 4/1/2044	9,000	7,943

EP Energy LLC

9.38%, 5/1/2024 (a)	10,000	4,675

7.75%, 5/15/2026 (a)	5,000	4,431

Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	16,000	15,360

Murphy Oil Corp. 4.45%, 12/1/2022 (c)	13,000	12,936

Newfield Exploration Co. 5.38%, 1/1/2026	15,000	15,825

NGPL PipeCo LLC 4.38%, 8/15/2022 (a)	12,000	12,120

Occidental Petroleum Corp.

2.60%, 4/15/2022	22,000	21,710

4.40%, 4/15/2046	21,000	21,502

Peabody Energy Corp. 6.00%, 3/31/2022 (a)	12,000	12,105

QEP Resources, Inc. 5.63%, 3/1/2026	13,000	12,188

Range Resources Corp. 5.00%, 8/15/2022	13,000	12,821

SM Energy Co. 6.13%, 11/15/2022	13,000	12,935

Southwestern Energy Co. 7.50%, 4/1/2026	12,000	12,480

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	20,000	18,862

Sunoco LP 5.50%, 2/15/2026	12,000	11,920

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (a)	12,000	12,259

Targa Resources Partners LP 5.13%, 2/1/2025	25,000	25,125

Total Capital International SA (France)

3.70%, 1/15/2024	55,000	56,356

3.46%, 2/19/2029	15,000	14,962

TransCanada PipeLines Ltd. (Canada)

3.75%, 10/16/2023	21,000	21,367

4.25%, 5/15/2028	35,000	35,739

5.10%, 3/15/2049	11,000	11,398

Ultra Resources, Inc. 9.00%, 7/12/2024	25,000	16,125

		651,365

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	27

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Paper & Forest Products — 0.0% (d)

Clearwater Paper Corp. 4.50%, 2/1/2023	8,000	7,600

Pharmaceuticals — 0.9%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024	11,000	10,477

Bausch Health Cos., Inc. 7.00%, 3/15/2024 (a)	35,000	36,881

Eli Lilly & Co.

2.75%, 6/1/2025	45,000	44,046

3.38%, 3/15/2029	5,000	5,000

3.88%, 3/15/2039	5,000	4,924

3.95%, 3/15/2049	10,000	9,797

4.15%, 3/15/2059	10,000	9,764

GlaxoSmithKline Capital, Inc. (United Kingdom) 3.88%, 5/15/2028	30,000	30,828

Novartis Capital Corp. (Switzerland) 4.00%, 11/20/2045	22,000	22,196

Pfizer, Inc. 3.60%, 9/15/2028	45,000	45,788

		219,701

Road & Rail — 0.6%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	11,000	10,450

Avolon Holdings Funding Ltd. (Ireland) 5.50%, 1/15/2023 (a)	35,000	35,882

Burlington Northern Santa Fe LLC 4.70%, 9/1/2045	15,000	16,168

DAE Funding LLC (United Arab Emirates) 5.75%, 11/15/2023 (a)	15,000	15,289

Norfolk Southern Corp. 2.90%, 2/15/2023	70,000	69,246

		147,035

Semiconductors & Semiconductor Equipment — 0.2%

Intel Corp.

2.60%, 5/19/2026	35,000	33,534

3.73%, 12/8/2047	11,000	10,563

		44,097

Software — 1.0%

Microsoft Corp.

2.70%, 2/12/2025	58,000	57,049

3.50%, 2/12/2035	20,000	19,560

4.75%, 11/3/2055	19,000	21,502

Nuance Communications, Inc. 5.63%, 12/15/2026	13,000	13,260

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	14,000	14,729

Oracle Corp.

2.65%, 7/15/2026	101,000	95,909

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Software — continued

4.00%, 7/15/2046	15,000	14,374

4.38%, 5/15/2055	11,000	10,967

Symantec Corp. 5.00%, 4/15/2025 (a)	15,000	14,943

		262,293

Specialty Retail —0.3%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	13,000	12,968

Home Depot, Inc. (The)

3.90%, 12/6/2028	22,000	22,797

5.95%, 4/1/2041	20,000	24,756

L Brands, Inc. 5.63%, 10/15/2023	10,000	9,925

PetSmart, Inc.

5.88%, 6/1/2025 (a)	7,000	5,565

8.88%, 6/1/2025 (a)	5,000	3,375

Staples, Inc. 8.50%, 9/15/2025 (a)	5,000	4,900

		84,286

Technology Hardware, Storage & Peripherals — 0.7%

Apple, Inc.

2.75%, 1/13/2025	59,000	57,918

3.35%, 2/9/2027	35,000	34,989

4.38%, 5/13/2045	22,000	22,852

EMC Corp. 3.38%, 6/1/2023	37,000	35,530

Western Digital Corp. 4.75%, 2/15/2026	16,000	15,120

Xerox Corp. 3.62%, 3/15/2023 (c)	13,000	12,756

		179,165

Textiles, Apparel & Luxury Goods — 0.1%

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	13,000	12,986

Thrifts & Mortgage Finance — 0.1%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (a)	13,000	12,220

Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	20,000	19,740

		31,960

Tobacco — 0.3%

BAT Capital Corp. (United Kingdom) 3.56%, 8/15/2027	40,000	36,556

Philip Morris International, Inc.

2.75%, 2/25/2026	40,000	37,628

3.13%, 3/2/2028	12,000	11,391

		85,575

Trading Companies & Distributors — 0.3%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	5,000	4,612

United Rentals North America, Inc. 4.63%, 10/15/2025	52,000	50,570

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Trading Companies & Distributors — continued

WESCO Distribution, Inc. 5.38%, 6/15/2024	13,000	13,033

		68,215

Wireless Telecommunication Services — 0.4%

Intelsat Connect Finance SA (Luxembourg) 9.50%, 2/15/2023 (a)	10,000	9,675

Sprint Corp. 7.13%, 6/15/2024	29,000	29,964

T-Mobile USA, Inc. 5.13%, 4/15/2025	50,000	51,265

		90,904

Total Corporate Bonds (Cost $7,126,775)		7,194,322

Mortgage-Backed Securities — 20.2%

FNMA, 30 Year, Single Family

Pool # BN5013, 5.00%, 1/1/2049	223,670	239,898

TBA, 4.50%, 3/25/2049 (e)	4,000,000	4,138,375

FNMA, Other

Pool # AN3099, 2.53%, 10/1/2024	96,573	94,536

Pool # AN9917, 3.80%, 7/1/2028	350,000	363,481

GNMA II, 30 Year, Single Family Pool # AJ9020, 4.50%, 10/20/2044	243,192	249,756

Total Mortgage-Backed Securities (Cost $5,082,702)		5,086,046

U.S. Treasury Obligations — 16.5%

U.S. Treasury Notes

2.63%, 12/31/2023	1,600,000	1,606,625

2.63%, 12/31/2025	1,000,000	1,000,586

U.S. Treasury STRIPS Bonds

3.00%, 11/15/2039 (f)	1,600,000	863,246

3.13%, 8/15/2048 (f)	1,700,000	678,827

Total U.S. Treasury Obligations (Cost $4,149,642)		4,149,284

Asset-Backed Securities — 16.1%

American Credit Acceptance Receivables Trust

Series 2017-1, Class C, 2.88%, 3/13/2023 (a)	64,683	64,684

Series 2018-2, Class C, 3.70%, 7/10/2024 (a)	167,000	167,416

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 (a)	350,000	373,829

American Homes 4 Rent Trust Series 2015-SFR2, Class A, 3.73%, 10/17/2052 (a)	97,163	98,394

AmeriCredit Automobile Receivables Trust Series 2017-2, Class D, 3.42%, 4/18/2023	250,000	249,897

B2R Mortgage Trust Series 2015-1, Class A1, 2.52%, 5/15/2048 (a)	65,034	64,534

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

CPS Auto Receivables Trust Series 2017-C, Class D, 3.79%, 6/15/2023 (a)	100,000	100,376

Credit Acceptance Auto Loan Trust Series 2017-3A, Class C, 3.48%, 10/15/2026 (a)	250,000	248,707

Delta Air Lines Pass-Through Trust Series 2007-1, Class A, 6.82%, 8/10/2022	855	929

DT Auto Owner Trust

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	99,000	99,049

Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	200,000	200,345

First Investors Auto Owner Trust

Series 2015-1A, Class D, 3.59%, 1/18/2022 (a)	100,000	100,100

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	90,000	89,585

Series 2017-1A, Class D, 3.60%, 4/17/2023 (a)	81,000	80,964

Flagship Credit Auto Trust

Series 2017-2, Class C, 2.96%, 7/15/2023 (a)	85,000	84,432

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	208,000	208,837

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (a)	250,000	251,647

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class A, 3.37%, 1/17/2023 (a)	175,000	175,094

Series 2019-1A, Class C, 3.87%, 12/16/2024 (a)	295,000	295,764

Lendmark Funding Trust Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	280,000	277,578

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	115,000	116,692

Progress Residential Trust

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (a)	99,680	97,613

Series 2017-SFR1, Class D, 3.57%, 8/17/2034 (a)	150,000	147,352

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	200,000	198,939

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	90,000	90,110

Springleaf Funding Trust Series 2015-AA, Class B, 3.62%, 11/15/2024 (a)	135,000	135,125

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	29

JPMorgan Core Plus Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

US Airways Pass-Through Trust Series 2011-1, Class A, 7.13%, 10/22/2023	21,163	23,244

Total Asset-Backed Securities (Cost $4,024,766)		4,041,236

Collateralized Mortgage Obligations — 8.0%

FHLMC REMIC Series 4281, Class BC, 4.50%, 12/15/2043 (g)	273,793	285,711

FNMA REMIC

Series 2003-7, Class FA, 3.24%, 2/25/2033 (g)	212,064	212,655

Series 2013-108, Class GU, 3.00%, 10/25/2033	545,000	528,256

Series 2005-110, Class TY, 5.50%, 12/25/2035	100,000	110,462

Series 2007-89, Class F, 3.07%, 9/25/2037 (g)	225,597	227,596

GNMA

Series 2010-H24, Class FA, 2.86%, 10/20/2060 (g)	119,705	119,320

Series 2014-H03, Class FA, 3.11%, 1/20/2064 (g)	152,662	153,113

Series 2015-H05, Class FC, 2.99%, 2/20/2065 (g)	375,080	375,257

Total Collateralized Mortgage Obligations (Cost $2,005,264)		2,012,370

Commercial Mortgage-Backed Securities — 2.6%

FHLMC Multifamily Structured Pass-Through Certificates Series KJ08, Class A2, 2.36%, 8/25/2022	80,329	79,191

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

FNMA ACES Series 2017-M3, Class A2, 2.49%, 12/25/2026 (g)	100,000	95,319

FNMA Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	249,687	242,832

FREMF Mortgage Trust Series 2016-K52, Class B, 3.92%, 1/25/2049 (a) (g)	250,000	247,703

Total Commercial Mortgage-Backed Securities (Cost $663,142)		665,045

Convertible Bonds — 0.0% (d)

Media — 0.0% (d)

DISH Network Corp. 3.38%, 8/15/2026 (Cost $4,240)	5,000	4,295

	SHARES
Short-Term Investments — 24.1%

Investment Companies — 24.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares 2.33% (h) (i) (Cost $6,071,775)	6,071,775	6,071,775

Total Investments — 116.1% (Cost $29,128,306)		29,224,373
Liabilities in Excess of Other Assets — (16.1%)		(4,046,271)

NET ASSETS — 100.0%		25,178,102

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	The rate shown is the effective yield as of February 28, 2019.
(g)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.

(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Futures contracts outstanding as of February 28, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Ultra Note	2	06/2019	USD	258,812	(692)

U.S. Treasury 5 Year Note	26	06/2019	USD	2,978,016	(2,492)

					(3,184)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	31

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 96.7%

Aerospace & Defense — 2.2%

L3 Technologies, Inc. 4.40%, 6/15/2028	28,000	28,746

Lockheed Martin Corp.

3.55%, 1/15/2026	34,000	34,562

4.09%, 9/15/2052	76,000	73,467

Northrop Grumman Corp.

3.25%, 1/15/2028	22,000	21,070

4.03%, 10/15/2047	77,000	72,070

Precision Castparts Corp. 3.25%, 6/15/2025	24,000	24,285

Rockwell Collins, Inc. 3.50%, 3/15/2027	101,000	97,632

United Technologies Corp.

3.10%, 6/1/2022	80,000	79,758

4.13%, 11/16/2028	30,000	30,470

4.45%, 11/16/2038	40,000	39,735

4.50%, 6/1/2042	20,000	19,767

4.63%, 11/16/2048	50,000	50,464

		572,026

Automobiles — 0.6%

Ford Motor Co. 4.75%, 1/15/2043	16,000	12,247

General Motors Co.

4.88%, 10/2/2023	113,000	116,606

5.00%, 10/1/2028	26,000	25,461

		154,314

Banks — 16.8%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (a)	440,000	435,615

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (a)	181,000	178,647

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (a)	110,000	109,500

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (a)	110,000	106,129

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (a)	110,000	109,641

Bank of Nova Scotia (The) (Canada)

2.45%, 3/22/2021	86,000	85,205

2.70%, 3/7/2022	80,000	79,194

Citigroup, Inc.

2.65%, 10/26/2020	140,000	139,059

2.90%, 12/8/2021	50,000	49,731

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (a)	225,000	221,585

3.20%, 10/21/2026	225,000	215,544

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (a)	58,000	56,803

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (a)	20,000	19,037

4.65%, 7/23/2048	50,000	52,099

Citizens Financial Group, Inc. 4.30%, 12/3/2025	34,000	34,288

Cooperatieve Rabobank UA (Netherlands)

4.50%, 1/11/2021	28,000	28,798

3.88%, 2/8/2022	59,000	60,261

5.25%, 5/24/2041	30,000	34,765

HSBC Holdings plc (United Kingdom)

5.10%, 4/5/2021	110,000	114,573

4.00%, 3/30/2022	31,000	31,778

HSBC USA, Inc. 2.35%, 3/5/2020	101,000	100,431

Huntington Bancshares, Inc. 2.30%, 1/14/2022	180,000	175,674

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.76%, 7/26/2023	66,000	66,960

3.68%, 2/22/2027	31,000	30,992

3.96%, 3/2/2028	39,000	39,852

PNC Financial Services Group, Inc. (The)

3.90%, 4/29/2024	13,000	13,221

3.15%, 5/19/2027	23,000	22,348

Regions Financial Corp. 3.20%, 2/8/2021	59,000	59,077

Royal Bank of Scotland Group plc (United Kingdom)

6.13%, 12/15/2022	39,000	41,145

6.00%, 12/19/2023	35,000	36,778

5.13%, 5/28/2024	101,000	102,376

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	80,000	78,716

2.63%, 7/14/2026	70,000	65,615

3.36%, 7/12/2027	59,000	57,807

SunTrust Bank 2.45%, 8/1/2022	40,000	39,173

Toronto-Dominion Bank (The) (Canada)

2.50%, 12/14/2020	130,000	129,109

3.50%, 7/19/2023	60,000	60,971

US Bancorp

Series V, 2.63%, 1/24/2022	46,000	45,789

Series V, 2.38%, 7/22/2026	42,000	39,421

Series X, 3.15%, 4/27/2027	39,000	38,400

Wells Fargo & Co.

2.10%, 7/26/2021	100,000	97,925

2.63%, 7/22/2022	80,000	78,467

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

3.75%, 1/24/2024	40,000	40,744

3.00%, 10/23/2026	143,000	136,351

4.30%, 7/22/2027	70,000	71,264

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (a)	101,000	99,679

3.90%, 5/1/2045	50,000	47,950

Westpac Banking Corp. (Australia)

2.60%, 11/23/2020	107,000	106,366

2.75%, 1/11/2023	70,000	68,666

2.85%, 5/13/2026	167,000	158,737

		4,312,256

Beverages — 2.6%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046 (b)	104,000	100,124

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	40,000	39,726

4.75%, 1/23/2029	30,000	31,319

4.90%, 1/23/2031	25,000	26,175

4.60%, 4/15/2048	97,000	89,403

5.55%, 1/23/2049	30,000	31,509

Keurig Dr Pepper, Inc.

4.06%, 5/25/2023 (b)	102,000	103,109

4.60%, 5/25/2028 (b)	40,000	40,437

5.09%, 5/25/2048 (b)	28,000	27,212

Molson Coors Brewing Co.

3.00%, 7/15/2026	86,000	78,909

4.20%, 7/15/2046	20,000	16,984

PepsiCo, Inc.

3.60%, 3/1/2024	19,000	19,628

3.00%, 10/15/2027	24,000	23,379

3.45%, 10/6/2046	50,000	45,765

		673,679

Biotechnology — 0.5%

Gilead Sciences, Inc.

3.65%, 3/1/2026	27,000	26,837

4.75%, 3/1/2046	33,000	33,114

4.15%, 3/1/2047	63,000	57,726

		117,677

Capital Markets — 8.3%

Bank of New York Mellon Corp. (The)

3.55%, 9/23/2021	99,000	100,601

2.20%, 8/16/2023	60,000	57,602

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.07%), 3.44%, 2/7/2028 (a)	112,000	111,637

CME Group, Inc. 3.00%, 3/15/2025	192,000	189,210

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (b)	250,000	251,255

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	90,000	88,130

5.75%, 1/24/2022	191,000	203,870

4.00%, 3/3/2024	188,000	190,904

3.85%, 1/26/2027	73,000	71,547

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (a)	63,000	63,126

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (a)	138,000	127,660

Morgan Stanley

2.63%, 11/17/2021	290,000	286,054

2.75%, 5/19/2022	182,000	179,381

3.63%, 1/20/2027	70,000	68,641

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (a)	30,000	29,527

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (a)	110,000	104,511

		2,123,656

Chemicals — 2.4%

Dow Chemical Co. (The)

3.50%, 10/1/2024	55,000	54,249

5.55%, 11/30/2048 (b)	20,000	21,046

DowDuPont, Inc.

4.21%, 11/15/2023	164,000	169,233

4.73%, 11/15/2028	110,000	114,811

5.42%, 11/15/2048	10,000	10,708

Eastman Chemical Co. 4.65%, 10/15/2044	21,000	19,550

Sherwin-Williams Co. (The)

2.25%, 5/15/2020	138,000	136,630

2.75%, 6/1/2022	80,000	78,588

		604,815

Communications Equipment — 0.4%

Cisco Systems, Inc. 2.50%, 9/20/2026	110,000	104,512

Consumer Finance — 3.5%

AerCap Ireland Capital DAC (Ireland) 3.95%, 2/1/2022	150,000	150,658

American Express Co. 3.70%, 8/3/2023	60,000	61,100

American Express Credit Corp.

2.20%, 3/3/2020	74,000	73,532

3.30%, 5/3/2027	40,000	39,704

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	33

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

Capital One Financial Corp.

2.50%, 5/12/2020	92,000	91,380

3.30%, 10/30/2024	67,000	64,734

3.80%, 1/31/2028	40,000	38,441

Discover Financial Services 4.10%, 2/9/2027	45,000	43,793

General Motors Financial Co., Inc.

3.20%, 7/6/2021	154,000	152,315

4.35%, 1/17/2027	36,000	34,157

John Deere Capital Corp.

2.80%, 3/6/2023	104,000	103,655

3.45%, 3/13/2025	30,000	30,565

		884,034

Containers & Packaging — 0.2%

WRKCo, Inc. 4.65%, 3/15/2026	54,000	55,546

Diversified Financial Services — 0.9%

ORIX Corp. (Japan) 2.90%, 7/18/2022	10,000	9,862

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	22,000	22,063

4.13%, 5/11/2035	150,000	155,109

4.38%, 5/11/2045	34,000	35,743

		222,777

Diversified Telecommunication Services — 3.0%

AT&T, Inc.

2.45%, 6/30/2020	60,000	59,574

3.00%, 6/30/2022	59,000	58,503

3.40%, 5/15/2025	49,000	47,738

4.30%, 2/15/2030	56,000	54,939

5.25%, 3/1/2037	25,000	25,242

4.50%, 3/9/2048	170,000	152,173

Verizon Communications, Inc.

3.38%, 2/15/2025	7,000	6,998

4.02%, 12/3/2029	40,000	39,990

4.33%, 9/21/2028	52,000	53,809

4.86%, 8/21/2046	160,000	164,519

5.01%, 8/21/2054	92,000	94,507

		757,992

Electric Utilities — 5.1%

Duke Energy Corp.

3.75%, 4/15/2024	210,000	213,331

2.65%, 9/1/2026	40,000	37,268

3.75%, 9/1/2046	130,000	116,481

Emera US Finance LP (Canada) 4.75%, 6/15/2046	98,000	96,135

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric Utilities — continued

Entergy Louisiana LLC 4.00%, 3/15/2033	143,000	145,121

Exelon Corp.

3.95%, 6/15/2025	17,000	17,142

4.45%, 4/15/2046	114,000	111,005

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	119,000	117,816

Series C, 4.85%, 7/15/2047	50,000	51,600

Florida Power & Light Co. 3.95%, 3/1/2048	60,000	59,660

Fortis, Inc. (Canada) 3.06%, 10/4/2026	100,000	93,374

Indiana Michigan Power Co. 4.25%, 8/15/2048	20,000	19,838

PacifiCorp 4.15%, 2/15/2050	15,000	14,834

Southern Co. (The)

2.35%, 7/1/2021	44,000	43,346

3.25%, 7/1/2026	24,000	22,880

4.40%, 7/1/2046	54,000	51,797

Virginia Electric & Power Co.

Series A, 3.15%, 1/15/2026	17,000	16,708

Series A, 3.50%, 3/15/2027	43,000	42,796

4.60%, 12/1/2048	30,000	31,456

		1,302,588

Electrical Equipment — 0.2%

Eaton Corp. 2.75%, 11/2/2022	53,000	52,308

Energy Equipment & Services — 0.9%

Baker Hughes a GE Co. LLC 4.08%, 12/15/2047	81,000	71,561

Schlumberger Finance Canada Ltd. 2.20%, 11/20/2020 (b)	90,000	88,605

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (b)	20,000	20,075

4.30%, 5/1/2029 (b)	45,000	45,544

		225,785

Entertainment — 0.1%

Walt Disney Co. (The) 4.13%, 6/1/2044	30,000	30,422

Equity Real Estate Investment Trusts (REITs) — 3.0%

American Tower Corp.

3.38%, 10/15/2026	110,000	105,164

3.55%, 7/15/2027	118,000	113,172

Boston Properties LP 4.50%, 12/1/2028	60,000	62,211

ERP Operating LP 4.50%, 7/1/2044	24,000	24,787

HCP, Inc. 3.88%, 8/15/2024	141,000	141,469

Simon Property Group LP 3.30%, 1/15/2026	80,000	78,674

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Welltower, Inc.

3.63%, 3/15/2024	110,000	110,012

4.00%, 6/1/2025	140,000	141,221

		776,710

Food & Staples Retailing — 0.9%

Kroger Co. (The) 4.45%, 2/1/2047	20,000	17,671

Sysco Corp. 3.30%, 7/15/2026	30,000	28,995

Walmart, Inc.

3.40%, 6/26/2023	120,000	122,238

3.70%, 6/26/2028	25,000	25,709

4.05%, 6/29/2048	49,000	49,458

		244,071

Food Products — 2.0%

Campbell Soup Co. 3.65%, 3/15/2023	149,000	148,046

Conagra Brands, Inc.

4.85%, 11/1/2028	34,000	34,140

5.30%, 11/1/2038	22,000	20,904

Kraft Heinz Foods Co.

3.50%, 6/6/2022	12,000	11,953

3.95%, 7/15/2025	22,000	21,771

4.38%, 6/1/2046	99,000	82,029

McCormick & Co., Inc. 2.70%, 8/15/2022	68,000	66,764

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	23,000	23,966

Tyson Foods, Inc. 4.00%, 3/1/2026	115,000	115,151

		524,724

Gas Utilities — 0.1%

Atmos Energy Corp. 4.13%, 10/15/2044	31,000	30,447

Health Care Equipment & Supplies — 3.0%

Abbott Laboratories 4.90%, 11/30/2046	30,000	32,898

Becton Dickinson and Co.

2.89%, 6/6/2022	129,000	127,568

3.70%, 6/6/2027	70,000	67,811

4.67%, 6/6/2047	43,000	42,743

Boston Scientific Corp. 4.00%, 3/1/2028	189,000	189,946

Medtronic, Inc.

2.50%, 3/15/2020	36,000	35,921

4.38%, 3/15/2035	32,000	33,696

4.63%, 3/15/2045	100,000	109,562

Zimmer Biomet Holdings, Inc. 3.55%, 4/1/2025	140,000	136,010

		776,155

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — 5.1%

Aetna, Inc.

2.80%, 6/15/2023	145,000	141,288

3.88%, 8/15/2047	20,000	16,521

Anthem, Inc.

3.65%, 12/1/2027	31,000	30,494

4.65%, 8/15/2044	116,000	115,677

Cigna Corp.

4.80%, 8/15/2038 (b)	68,000	67,867

4.90%, 12/15/2048 (b)	20,000	19,913

CVS Health Corp.

3.35%, 3/9/2021	102,000	102,281

3.70%, 3/9/2023	73,000	73,448

4.10%, 3/25/2025	24,000	24,329

4.30%, 3/25/2028	46,000	46,032

5.05%, 3/25/2048	136,000	134,765

HCA, Inc.

4.50%, 2/15/2027	40,000	40,327

5.50%, 6/15/2047	90,000	92,866

UnitedHealth Group, Inc.

2.70%, 7/15/2020	191,000	190,995

3.75%, 7/15/2025	118,000	121,152

4.25%, 3/15/2043	90,000	91,619

		1,309,574

Hotels, Restaurants & Leisure — 1.0%

McDonald’s Corp.

2.75%, 12/9/2020	32,000	31,947

3.70%, 1/30/2026	112,000	112,657

3.80%, 4/1/2028	33,000	32,942

4.88%, 12/9/2045	70,000	72,095

		249,641

Household Durables — 0.1%

Newell Brands, Inc. 4.20%, 4/1/2026	32,000	30,046

Industrial Conglomerates — 1.7%

General Electric Co.

4.63%, 1/7/2021	100,000	102,307

2.70%, 10/9/2022	160,000	154,662

6.75%, 3/15/2032	31,000	35,476

5.88%, 1/14/2038	41,000	42,954

4.13%, 10/9/2042	90,000	75,914

Roper Technologies, Inc. 4.20%, 9/15/2028	29,000	29,161

		440,474

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	35

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Insurance — 1.3%

American International Group, Inc.

3.90%, 4/1/2026	78,000	76,036

4.50%, 7/16/2044	119,000	109,148

Athene Holding Ltd. 4.13%, 1/12/2028	84,000	78,409

Marsh & McLennan Cos., Inc. 4.38%, 3/15/2029	30,000	30,919

MetLife, Inc. 4.13%, 8/13/2042	20,000	19,274

Prudential Financial, Inc. 3.91%, 12/7/2047	20,000	18,418

		332,204

Internet & Direct Marketing Retail — 0.7%

Amazon.com, Inc.

3.88%, 8/22/2037	140,000	139,625

4.05%, 8/22/2047	30,000	30,107

		169,732

IT Services — 0.2%

Visa, Inc. 2.20%, 12/14/2020	46,000	45,580

Life Sciences Tools & Services — 0.3%

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	70,000	68,979

Machinery — 0.2%

Deere & Co. 3.90%, 6/9/2042	20,000	19,906

Illinois Tool Works, Inc. 2.65%, 11/15/2026	28,000	26,769

		46,675

Media — 4.7%

Charter Communications Operating LLC

4.46%, 7/23/2022	88,000	90,263

4.91%, 7/23/2025	49,000	50,760

6.48%, 10/23/2045	78,000	83,895

Comcast Corp.

3.70%, 4/15/2024	167,000	170,785

3.95%, 10/15/2025	78,000	80,386

4.15%, 10/15/2028	74,000	76,221

4.60%, 10/15/2038	178,000	183,023

4.70%, 10/15/2048	38,000	39,563

Cox Communications, Inc. 3.50%, 8/15/2027 (b)	70,000	66,564

Fox Corp.

4.03%, 1/25/2024 (b)	72,000	73,378

4.71%, 1/25/2029 (b)	10,000	10,365

5.48%, 1/25/2039 (b)	120,000	125,791

Time Warner Cable LLC

5.00%, 2/1/2020	100,000	101,517

6.75%, 6/15/2039	48,000	51,523

		1,204,034

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Metals & Mining — 0.3%

Glencore Funding LLC (Switzerland) 4.00%, 3/27/2027 (b)	80,000	76,129

Multiline Retail — 0.2%

Dollar Tree, Inc. 4.20%, 5/15/2028	60,000	57,230

Multi-Utilities — 1.4%

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	80,000	81,785

3.80%, 7/15/2048	38,000	34,666

4.45%, 1/15/2049	49,000	49,341

Consolidated Edison Co. of New York, Inc. 4.45%, 3/15/2044	70,000	70,995

Dominion Energy, Inc. 3.90%, 10/1/2025	17,000	17,054

Sempra Energy

3.40%, 2/1/2028	80,000	75,166

3.80%, 2/1/2038	38,000	33,551

		362,558

Oil, Gas & Consumable Fuels — 7.3%

Anadarko Petroleum Corp.

5.55%, 3/15/2026	28,000	29,919

6.45%, 9/15/2036	129,000	145,178

Andeavor Logistics LP 4.25%, 12/1/2027	28,000	27,526

BP Capital Markets America, Inc.

3.41%, 2/11/2026	45,000	44,914

4.23%, 11/6/2028	150,000	157,698

BP Capital Markets plc (United Kingdom) 2.32%, 2/13/2020	113,000	112,516

Canadian Natural Resources Ltd. (Canada)

2.95%, 1/15/2023	125,000	122,273

3.85%, 6/1/2027	29,000	28,372

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	60,000	61,591

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	61,000	62,203

Energy Transfer Operating LP

4.75%, 1/15/2026	22,000	22,404

4.95%, 6/15/2028	32,000	32,605

Enterprise Products Operating LLC

5.10%, 2/15/2045	43,000	45,321

4.80%, 2/1/2049	34,000	34,614

EOG Resources, Inc. 2.63%, 3/15/2023	70,000	68,525

EQM Midstream Partners LP 4.75%, 7/15/2023	118,000	118,803

Kinder Morgan, Inc.

4.30%, 6/1/2025	13,000	13,297

5.55%, 6/1/2045	63,000	66,142

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Marathon Petroleum Corp. 4.75%, 9/15/2044	37,000	35,495

MPLX LP

4.00%, 3/15/2028	34,000	32,937

4.50%, 4/15/2038	60,000	55,221

Occidental Petroleum Corp. Series 1, 4.10%, 2/1/2021	70,000	71,438

ONEOK, Inc. 4.55%, 7/15/2028	37,000	37,498

Phillips 66 4.30%, 4/1/2022	64,000	66,197

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	30,000	27,847

Sunoco Logistics Partners Operations LP 5.40%, 10/1/2047	92,000	88,498

TransCanada PipeLines Ltd. (Canada)

4.25%, 5/15/2028	21,000	21,443

4.63%, 3/1/2034	101,000	102,722

Western Midstream Operating LP 4.50%, 3/1/2028	40,000	38,714

5.45%, 4/1/2044	20,000	18,419

Williams Cos., Inc. (The)

4.55%, 6/24/2024	59,000	61,085

3.75%, 6/15/2027	16,000	15,499

		1,866,914

Pharmaceuticals — 3.0%

AstraZeneca plc (United Kingdom) 4.38%, 11/16/2045	20,000	19,376

Eli Lilly & Co.

3.38%, 3/15/2029	10,000	10,000

3.88%, 3/15/2039	20,000	19,697

3.95%, 3/15/2049	25,000	24,493

GlaxoSmithKline Capital plc (United Kingdom) 2.85%, 5/8/2022	34,000	33,900

Novartis Capital Corp. (Switzerland)

3.40%, 5/6/2024	59,000	60,325

4.40%, 5/6/2044	43,000	45,765

Pfizer, Inc.

3.00%, 12/15/2026	40,000	39,019

4.00%, 12/15/2036	20,000	20,192

4.40%, 5/15/2044	20,000	21,012

4.13%, 12/15/2046	42,000	42,734

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	275,000	268,746

3.20%, 9/23/2026	81,000	75,951

Zoetis, Inc.

3.00%, 9/12/2027	40,000	37,189

4.70%, 2/1/2043	40,000	41,169

		759,568

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Road & Rail — 2.0%

Burlington Northern Santa Fe LLC

4.90%, 4/1/2044	76,000	83,733

4.55%, 9/1/2044	25,000	26,232

4.15%, 4/1/2045	51,000	51,071

CSX Corp.

3.25%, 6/1/2027	44,000	42,279

4.30%, 3/1/2048	77,000	74,881

Norfolk Southern Corp. 4.15%, 2/28/2048	70,000	67,858

Union Pacific Corp.

3.95%, 9/10/2028	21,000	21,485

3.70%, 3/1/2029	30,000	29,901

4.38%, 9/10/2038	41,000	40,860

4.50%, 9/10/2048	27,000	27,112

4.30%, 3/1/2049	50,000	48,712

		514,124

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc. 3.50%, 12/5/2026	14,000	13,496

Broadcom Corp.

3.00%, 1/15/2022	54,000	52,998

3.88%, 1/15/2027	52,000	48,166

Intel Corp.

3.30%, 10/1/2021	114,000	115,534

3.73%, 12/8/2047	57,000	54,734

		284,928

Software — 2.8%

Microsoft Corp.

2.88%, 2/6/2024	131,000	131,034

3.30%, 2/6/2027	30,000	30,169

4.10%, 2/6/2037	150,000	157,191

3.70%, 8/8/2046	56,000	54,506

Oracle Corp.

1.90%, 9/15/2021	65,000	63,496

2.40%, 9/15/2023	44,000	42,760

2.65%, 7/15/2026	46,000	43,682

3.25%, 11/15/2027	53,000	52,333

3.80%, 11/15/2037	40,000	38,364

4.00%, 7/15/2046	74,000	70,910

salesforce.com, Inc. 3.70%, 4/11/2028	34,000	34,827

		719,272

Specialty Retail — 1.8%

Home Depot, Inc. (The)

2.00%, 4/1/2021	278,000	274,186

4.20%, 4/1/2043	20,000	20,192

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	37

JPMorgan Corporate Bond Research Enhanced ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Specialty Retail — continued

Home Depot, Inc. (The)

4.25%, 4/1/2046	81,000	82,273

3.50%, 9/15/2056	20,000	17,628

Lowe’s Cos., Inc.

3.70%, 4/15/2046	40,000	33,818

4.05%, 5/3/2047	30,000	26,856

		454,953

Technology Hardware, Storage & Peripherals — 1.7%

Apple, Inc.

2.25%, 2/23/2021	123,000	121,931

2.40%, 5/3/2023	77,000	75,525

3.25%, 2/23/2026	74,000	74,088

2.90%, 9/12/2027	71,000	68,519

4.65%, 2/23/2046	87,000	93,649

		433,712

Tobacco — 1.5%

Altria Group, Inc.

4.80%, 2/14/2029	70,000	69,861

5.80%, 2/14/2039	20,000	19,932

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	150,000	125,190

Philip Morris International, Inc.

3.88%, 8/21/2042	40,000	34,797

4.25%, 11/10/2044	60,000	55,061

Reynolds American, Inc. (United Kingdom)

4.00%, 6/12/2022	23,000	23,278

4.45%, 6/12/2025	58,000	58,489

		386,608

Trading Companies & Distributors — 1.2%

Air Lease Corp.

3.00%, 9/15/2023	317,000	304,217

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — 0.4%

Vodafone Group plc (United Kingdom)

4.38%, 5/30/2028	30,000	29,735

5.25%, 5/30/2048	70,000	66,845

		96,580

Total Corporate Bonds (Cost $24,249,979)		24,760,226

U.S. Treasury Obligations — 2.1%

U.S. Treasury Bonds

3.00%, 8/15/2048	10,000	9,828

3.38%, 11/15/2048	20,000	21,144

U.S. Treasury Notes

2.88%, 11/15/2021	60,000	60,565

2.88%, 10/31/2023	175,000	177,625

2.63%, 12/31/2023	60,000	60,248

2.50%, 1/31/2024	60,000	59,934

2.63%, 2/15/2029	150,000	148,758

Total U.S. Treasury Obligations (Cost $538,807)		538,102

	SHARES
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (c) (d) (Cost $307,539)	307,539	307,539

Total Investments — 100.0% (Cost $25,096,325)		25,605,867
Liabilities in Excess of Other Assets — 0.0% (e)		(10,374)

NET ASSETS — 100.0%		25,595,493

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(c)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of February 28, 2019.
(e)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Futures contracts outstanding as of February 28, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

U.S. Treasury 2 Year Note	2	06/2019	USD	424,375	(67)

U.S. Treasury Long Bond	1	06/2019	USD	144,500	(1,471)

					(1,538)

Short Contracts

U.S. Treasury 10 Year Note	(2)	06/2019	USD	(243,906)	464

U.S. Treasury 10 Year Ultra Note	(2)	06/2019	USD	(258,813)	668

U.S. Treasury 5 Year Note	(1)	06/2019	USD	(114,539)	37

					1,169

					(369)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	39

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 97.6%

Aerospace & Defense — 2.6%

Arconic, Inc.

6.15%, 8/15/2020	288,000	297,360

5.40%, 4/15/2021	385,000	396,008

5.13%, 10/1/2024	372,000	368,280

Bombardier, Inc. (Canada)

8.75%, 12/1/2021 (a)	394,000	433,400

6.13%, 1/15/2023 (a)	348,000	350,610

7.50%, 3/15/2025 (a)	422,000	422,528

7.88%, 4/15/2027 (a)	355,000	352,323

TransDigm, Inc.

6.00%, 7/15/2022	330,000	336,105

6.50%, 7/15/2024	341,000	344,410

6.25%, 3/15/2026 (a)	516,000	528,900

6.38%, 6/15/2026	262,000	254,795

		4,084,719

Air Freight & Logistics — 0.3%

XPO Logistics, Inc.

6.50%, 6/15/2022 (a)	287,000	292,022

6.13%, 9/1/2023 (a)	145,000	144,638

		436,660

Airlines — 0.2%

American Airlines Group, Inc.

5.50%, 10/1/2019 (a)	164,000	165,230

4.63%, 3/1/2020 (a)	139,000	139,869

		305,099

Auto Components — 1.8%

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	273,000	274,706

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	80,000	81,900

6.25%, 4/1/2025	169,000	168,594

6.50%, 4/1/2027	145,000	143,188

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	273,000	272,318

5.00%, 5/31/2026	244,000	231,495

4.88%, 3/15/2027 (b)	170,000	156,400

Icahn Enterprises LP

6.00%, 8/1/2020	489,000	493,890

5.88%, 2/1/2022	390,000	394,387

6.25%, 2/1/2022	349,000	359,400

6.38%, 12/15/2025	122,000	125,508

		2,701,786

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — 1.2%

Fiat Chrysler Automobiles NV (United Kingdom)

4.50%, 4/15/2020	602,000	605,762

5.25%, 4/15/2023	600,000	609,600

Jaguar Land Rover Automotive plc (United Kingdom)

4.25%, 11/15/2019 (a)	200,000	199,000

3.50%, 3/15/2020 (a) (b)	200,000	196,746

5.63%, 2/1/2023 (a) (b)	150,000	144,750

4.50%, 10/1/2027 (a) (b)	200,000	155,480

		1,911,338

Banks — 1.8%

CIT Group, Inc.

4.13%, 3/9/2021	106,000	107,157

5.00%, 8/15/2022	330,000	340,725

5.00%, 8/1/2023	198,000	205,229

4.75%, 2/16/2024	70,000	71,400

5.25%, 3/7/2025	97,000	101,365

Goldman Sachs Capital I 6.35%, 2/15/2034	324,000	379,288

Intesa Sanpaolo SpA (Italy)

5.02%, 6/26/2024 (a)	600,000	555,671

5.71%, 1/15/2026 (a)	600,000	561,862

Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 2.50%), 7.65%, 9/30/2031 (c) (d) (e)	108,000	135,000

UniCredit SpA (Italy) (USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (a) (d)	400,000	357,421

		2,815,118

Beverages — 0.0% (f)

Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	40,000	39,550

Building Products — 0.2%

Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	104,000	101,530

Summit Materials LLC 6.13%, 7/15/2023	201,000	206,025

		307,555

Capital Markets — 1.4%

Deutsche Bank AG (Germany)

4.50%, 4/1/2025	408,000	379,803

(USD Swap Semi 5 Year + 2.25%), 4.30%, 5/24/2028 (d)	408,000	363,787

(USD ICE Swap Rate 5 Year + 2.55%), 4.88%, 12/1/2032 (d)	400,000	337,548

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Dresdner Funding Trust I (Germany) 8.15%, 6/30/2031 (a)	340,000	422,195

MSCI, Inc.

5.25%, 11/15/2024 (a)	232,000	237,800

5.75%, 8/15/2025 (a)	224,000	232,960

4.75%, 8/1/2026 (a)	92,000	92,000

5.38%, 5/15/2027 (a)	159,000	164,168

		2,230,261

Chemicals — 2.1%

Ashland LLC 4.75%, 8/15/2022 (g)	298,000	306,195

Blue Cube Spinco LLC

9.75%, 10/15/2023	198,000	221,760

10.00%, 10/15/2025	93,000	106,485

CF Industries, Inc.

7.13%, 5/1/2020	52,000	53,885

3.45%, 6/1/2023	217,000	209,948

5.15%, 3/15/2034	222,000	208,671

4.95%, 6/1/2043	180,000	150,525

5.38%, 3/15/2044	223,000	194,846

Chemours Co. (The)

6.63%, 5/15/2023	240,000	249,012

7.00%, 5/15/2025	200,000	208,500

5.38%, 5/15/2027	145,000	141,375

Element Solutions, Inc. 5.88%, 12/1/2025 (a)	243,000	245,887

Huntsman International LLC 4.88%, 11/15/2020	180,000	184,612

Momentive Performance Materials, Inc. 3.88%, 10/24/2021	156,000	168,090

Olin Corp.

5.13%, 9/15/2027	144,000	145,080

5.00%, 2/1/2030	160,000	155,400

Tronox, Inc. 6.50%, 4/15/2026 (a)	179,000	169,379

WR Grace & Co.-Conn. 5.13%, 10/1/2021 (a)	183,000	188,287

		3,307,937

Commercial Services & Supplies — 1.9%

ADT Security Corp. (The)

6.25%, 10/15/2021	275,000	289,438

3.50%, 7/15/2022	276,000	271,515

4.13%, 6/15/2023	177,000	173,681

Aramark Services, Inc.

5.13%, 1/15/2024	250,000	255,312

5.00%, 4/1/2025 (a)	149,000	151,608

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Commercial Services & Supplies — continued

4.75%, 6/1/2026	73,000	72,452

5.00%, 2/1/2028 (a)	321,000	316,988

Nielsen Co. Luxembourg SARL (The) 5.50%, 10/1/2021 (a)	178,000	179,557

Nielsen Finance LLC

4.50%, 10/1/2020	225,000	225,000

5.00%, 4/15/2022 (a)	680,000	678,300

Pitney Bowes, Inc.

3.88%, 10/1/2021 (g)	173,000	167,810

4.63%, 3/15/2024	135,000	123,525

		2,905,186

Communications Equipment — 1.1%

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	431,000	406,217

5.00%, 3/15/2027 (a)	216,000	193,385

CommScope, Inc.

5.00%, 6/15/2021 (a)	88,000	88,220

5.50%, 6/15/2024 (a)	187,000	179,520

Nokia OYJ (Finland)

5.38%, 5/15/2019	102,000	102,255

3.38%, 6/12/2022	144,000	141,077

4.38%, 6/12/2027	145,000	142,480

6.63%, 5/15/2039	146,000	153,300

Telefonaktiebolaget LM Ericsson (Sweden) 4.13%, 5/15/2022	288,000	290,975

		1,697,429

Construction & Engineering — 0.3%

AECOM 5.88%, 10/15/2024	210,000	220,006

5.13%, 3/15/2027	258,000	244,778

		464,784

Consumer Finance — 2.5%

Ally Financial, Inc.

8.00%, 3/15/2020	272,000	284,580

4.13%, 3/30/2020	193,000	193,965

5.75%, 11/20/2025 (b)	290,000	307,400

8.00%, 11/1/2031	554,000	684,190

Navient Corp.

8.00%, 3/25/2020	382,000	398,934

6.50%, 6/15/2022	267,000	273,675

5.50%, 1/25/2023	250,000	246,875

Springleaf Finance Corp.

5.25%, 12/15/2019	95,000	96,425

8.25%, 12/15/2020	217,000	232,353

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	41

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

7.75%, 10/1/2021	31,000	33,276

6.13%, 5/15/2022	254,000	263,525

5.63%, 3/15/2023	141,000	143,115

6.88%, 3/15/2025	281,000	288,025

7.13%, 3/15/2026	364,000	368,550

		3,814,888

Containers & Packaging — 2.4%

Ardagh Packaging Finance plc (Ireland)

4.63%, 5/15/2023 (a)	400,000	403,000

7.25%, 5/15/2024 (a)	600,000	625,500

6.00%, 2/15/2025 (a)	600,000	592,500

Ball Corp.

4.38%, 12/15/2020	282,000	287,640

4.00%, 11/15/2023	285,000	285,712

5.25%, 7/1/2025	287,000	301,350

Berry Global, Inc.

5.50%, 5/15/2022	138,000	139,725

5.13%, 7/15/2023	182,000	182,228

4.50%, 2/15/2026 (a)	125,000	118,281

Crown Americas LLC

4.50%, 1/15/2023	287,000	289,870

4.75%, 2/1/2026	237,000	238,142

Owens-Brockway Glass Container, Inc.

5.00%, 1/15/2022 (a)	119,000	122,399

5.88%, 8/15/2023 (a)	182,000	191,555

		3,777,902

Diversified Consumer Services — 0.2%

Service Corp. International

5.38%, 5/15/2024	222,000	226,995

4.63%, 12/15/2027	141,000	139,238

		366,233

Diversified Financial Services — 0.1%

Voya Financial, Inc. (ICE LIBOR USD 3 Month + 3.58%), 5.65%, 5/15/2053 (d)	190,000	188,174

Diversified Telecommunication Services — 6.9%

Altice France SA (France)

6.25%, 5/15/2024 (a)	400,000	400,000

7.38%, 5/1/2026 (a)	1,559,000	1,533,074

8.13%, 2/1/2027 (a)	539,000	541,695

CCO Holdings LLC

5.88%, 4/1/2024 (a)	116,000	120,785

5.75%, 2/15/2026 (a)	721,000	747,165

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Telecommunication Services — continued

5.50%, 5/1/2026 (a)	61,000	62,202

5.13%, 5/1/2027 (a)	963,000	944,944

5.00%, 2/1/2028 (a)	721,000	693,963

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	387,000	401,996

Series T, 5.80%, 3/15/2022	429,000	440,261

Series Y, 7.50%, 4/1/2024 (b)	309,000	326,864

Embarq Corp. 8.00%, 6/1/2036	428,000	413,020

Intelsat Jackson Holdings SA (Luxembourg) 8.00%, 2/15/2024 (a)	374,000	389,194

Level 3 Financing, Inc.

5.38%, 8/15/2022	288,000	289,800

5.38%, 1/15/2024	245,000	246,531

5.38%, 5/1/2025	244,000	243,390

Sable International Finance Ltd. 6.88%, 8/1/2022 (a)	200,000	208,000

Sprint Capital Corp. 6.88%, 11/15/2028	727,000	717,458

Telecom Italia Capital SA (Italy)

7.20%, 7/18/2036	285,000	285,627

7.72%, 6/4/2038	318,000	328,240

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	600,000	586,500

Virgin Media Finance plc (United Kingdom) 6.00%, 10/15/2024 (a)	200,000	205,250

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (a)	400,000	401,192

5.50%, 8/15/2026 (a)	200,000	199,000

		10,726,151

Electric Utilities — 0.6%

Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	333,000	344,655

NextEra Energy Operating Partners LP

4.25%, 9/15/2024 (a)	160,000	157,200

4.50%, 9/15/2027 (a)	156,000	148,200

Vistra Operations Co. LLC 5.50%, 9/1/2026 (a)	292,000	302,950

		953,005

Electrical Equipment — 0.2%

Sensata Technologies BV

4.88%, 10/15/2023 (a)	139,000	142,822

5.00%, 10/1/2025 (a)	193,000	194,930

		337,752

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.3%

CDW LLC

5.00%, 9/1/2023	144,000	145,440

5.50%, 12/1/2024	167,000	174,097

5.00%, 9/1/2025	182,000	184,048

		503,585

Energy Equipment & Services — 1.5%

Diamond Offshore Drilling, Inc.

7.88%, 8/15/2025 (b)	126,000	119,070

5.70%, 10/15/2039	128,000	86,400

4.88%, 11/1/2043	207,000	129,375

Ensco plc

4.50%, 10/1/2024	92,000	70,840

5.20%, 3/15/2025	160,000	122,800

7.75%, 2/1/2026	490,000	411,600

5.75%, 10/1/2044	253,000	162,552

McDermott Technology Americas, Inc. 10.63%, 5/1/2024 (a)	364,000	302,120

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	100,170	101,798

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	38,400	40,416

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	30,400	31,008

Transocean, Inc.

9.00%, 7/15/2023 (a)	352,000	371,360

7.25%, 11/1/2025 (a)	106,000	101,230

7.50%, 1/15/2026 (a)	198,000	191,070

		2,241,639

Entertainment — 1.6%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	166,000	153,135

5.88%, 11/15/2026	162,000	145,816

Cinemark USA, Inc. 4.88%, 6/1/2023	213,000	213,213

Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	163,000	161,778

Netflix, Inc.

5.50%, 2/15/2022	26,000	27,235

5.88%, 2/15/2025	160,000	169,600

4.38%, 11/15/2026 (b)	276,000	264,789

4.88%, 4/15/2028	451,000	439,161

5.88%, 11/15/2028 (a)	526,000	547,855

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (d)	172,000	169,827

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Entertainment — continued

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (d)	172,000	171,035

		2,463,444

Equity Real Estate Investment Trusts (REITs) — 2.9%

CyrusOne LP 5.00%, 3/15/2024	202,000	205,535

Equinix, Inc.

5.38%, 4/1/2023	288,000	293,040

5.88%, 1/15/2026	341,000	357,197

5.38%, 5/15/2027	361,000	373,635

ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	362,000	360,190

Iron Mountain, Inc.

6.00%, 8/15/2023	82,000	84,050

5.75%, 8/15/2024	286,000	286,715

4.88%, 9/15/2027 (a)	260,000	246,025

5.25%, 3/15/2028 (a)	206,000	197,245

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	315,000	322,087

4.50%, 9/1/2026	138,000	132,250

MPT Operating Partnership LP

6.38%, 3/1/2024	139,000	145,603

5.25%, 8/1/2026	122,000	123,525

5.00%, 10/15/2027	394,000	391,045

SBA Communications Corp.

4.88%, 7/15/2022	202,000	204,303

4.00%, 10/1/2022	229,000	226,710

4.88%, 9/1/2024	336,000	335,580

Uniti Group LP 6.00%, 4/15/2023 (a) (b)	150,000	139,125

		4,423,860

Food & Staples Retailing — 0.1%

Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	105,000	109,696

Food Products — 1.9%

B&G Foods, Inc.

4.63%, 6/1/2021	192,000	191,760

5.25%, 4/1/2025	242,000	231,543

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (a)	214,000	215,070

4.88%, 11/1/2026 (a)	214,000	214,267

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	282,000	282,000

5.88%, 9/30/2027 (a)	217,000	213,203

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	43

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Food Products — continued

Post Holdings, Inc.

5.50%, 3/1/2025 (a)	276,000	276,690

5.00%, 8/15/2026 (a)	482,000	463,323

5.75%, 3/1/2027 (a)	361,000	356,036

5.63%, 1/15/2028 (a)	211,000	203,879

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	204,000	210,120

		2,857,891

Gas Utilities — 0.5%

AmeriGas Partners LP

5.63%, 5/20/2024	189,000	190,890

5.50%, 5/20/2025	193,000	191,070

5.88%, 8/20/2026	189,000	189,416

Suburban Propane Partners LP 5.50%, 6/1/2024	164,000	161,950

		733,326

Health Care Equipment & Supplies — 0.6%

Hologic, Inc. 4.38%, 10/15/2025 (a)	267,000	262,328

Mallinckrodt International Finance SA

4.88%, 4/15/2020 (a)	193,000	192,054

5.75%, 8/1/2022 (a) (b)	229,000	215,260

5.63%, 10/15/2023 (a) (b)	194,000	169,750

Teleflex, Inc. 4.63%, 11/15/2027	118,000	117,123

		956,515

Health Care Providers & Services — 6.0%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	175,000	173,688

Centene Corp.

5.63%, 2/15/2021	396,000	401,445

6.13%, 2/15/2024	258,000	269,932

4.75%, 1/15/2025	339,000	341,119

5.38%, 6/1/2026 (a)	483,000	501,113

DaVita, Inc.

5.75%, 8/15/2022	349,000	355,345

5.13%, 7/15/2024	494,000	489,060

5.00%, 5/1/2025	422,000	407,103

Encompass Health Corp. 5.75%, 11/1/2024	338,000	341,481

HCA, Inc.

7.50%, 2/15/2022	624,000	684,060

5.38%, 2/1/2025	775,000	803,823

5.63%, 9/1/2028	468,000	483,795

5.88%, 2/1/2029	119,000	124,801

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Providers & Services — continued

MEDNAX, Inc.

5.25%, 12/1/2023 (a)	106,000	107,192

6.25%, 1/15/2027 (a)	70,000	70,389

Molina Healthcare, Inc. 5.38%, 11/15/2022 (g)	205,000	211,342

Tenet Healthcare Corp.

6.00%, 10/1/2020	470,000	484,687

8.13%, 4/1/2022	831,000	887,092

6.75%, 6/15/2023 (b)	283,000	290,075

4.63%, 7/15/2024	538,000	534,638

5.13%, 5/1/2025	407,000	403,439

6.25%, 2/1/2027 (a)	260,000	267,638

WellCare Health Plans, Inc.

5.25%, 4/1/2025	346,000	353,248

5.38%, 8/15/2026 (a)	217,000	223,239

		9,209,744

Health Care Technology — 0.4%

IQVIA, Inc.

4.88%, 5/15/2023 (a)	207,000	210,105

5.00%, 10/15/2026 (a)	400,000	407,000

		617,105

Hotels, Restaurants & Leisure — 6.4%

1011778 BC ULC (Canada)

4.63%, 1/15/2022 (a)	351,000	352,316

4.25%, 5/15/2024 (a)	422,000	410,922

5.00%, 10/15/2025 (a)	822,000	797,135

Boyd Gaming Corp.

6.88%, 5/15/2023	202,000	211,090

6.38%, 4/1/2026	226,000	235,605

6.00%, 8/15/2026	191,000	195,894

Caesars Resort Collection LLC 5.25%, 10/15/2025 (a)	481,000	456,349

Eldorado Resorts, Inc.

6.00%, 4/1/2025	242,000	245,932

6.00%, 9/15/2026 (a)	84,000	85,470

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	298,000	293,530

5.13%, 5/1/2026 (a)	432,000	434,035

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	244,000	242,780

4.88%, 4/1/2027	177,000	176,115

International Game Technology plc

6.25%, 2/15/2022 (a)	600,000	627,000

6.50%, 2/15/2025 (a)	400,000	425,500

6.25%, 1/15/2027 (a)	213,000	221,786

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

KFC Holding Co.

5.00%, 6/1/2024 (a)	294,000	297,757

5.25%, 6/1/2026 (a)	299,000	304,762

4.75%, 6/1/2027 (a)	200,000	196,940

MGM Resorts International

6.63%, 12/15/2021	346,000	369,397

7.75%, 3/15/2022	213,000	233,767

6.00%, 3/15/2023	350,000	366,188

5.75%, 6/15/2025	245,000	249,900

NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	21,000	21,361

Sabre GLBL, Inc.

5.38%, 4/15/2023 (a)	153,000	156,060

5.25%, 11/15/2023 (a)	144,000	146,880

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	355,000	343,906

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	286,000	281,710

5.50%, 4/15/2027 (a)	138,000	135,585

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	280,000	286,527

Wyndham Destinations, Inc. 4.25%, 3/1/2022	172,000	171,149

Wynn Las Vegas LLC

4.25%, 5/30/2023 (a)	143,000	141,212

5.50%, 3/1/2025 (a)	506,000	503,622

5.25%, 5/15/2027 (a)	263,000	251,576

		9,869,758

Household Durables — 1.2%

Brookfield Residential Properties, Inc. (Canada)

6.50%, 12/15/2020 (a)	152,000	152,380

6.13%, 7/1/2022 (a)	153,000	152,044

Lennar Corp.

4.50%, 11/15/2019	23,000	23,086

4.13%, 1/15/2022	155,000	154,225

4.75%, 11/15/2022 (g)	26,000	26,577

4.50%, 4/30/2024	169,000	167,733

4.75%, 11/29/2027	241,000	234,071

MDC Holdings, Inc. 6.00%, 1/15/2043	144,000	122,400

PulteGroup, Inc.

4.25%, 3/1/2021	191,000	192,432

5.50%, 3/1/2026	216,000	217,620

5.00%, 1/15/2027	172,000	164,690

Taylor Morrison Communities, Inc. 5.25%, 4/15/2021 (a)	148,000	148,185

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Household Durables — continued

Tempur Sealy International, Inc. 5.50%, 6/15/2026	152,000	151,620

		1,907,063

Household Products — 0.5%

Energizer Holdings, Inc.

5.50%, 6/15/2025 (a)	168,000	164,220

6.38%, 7/15/2026 (a)	140,000	141,400

Spectrum Brands, Inc.

6.63%, 11/15/2022	151,000	154,397

5.75%, 7/15/2025	276,000	270,135

		730,152

Independent Power and Renewable Electricity Producers — 1.6%

AES Corp.

4.00%, 3/15/2021	70,000	70,218

4.88%, 5/15/2023	192,000	193,860

5.50%, 4/15/2025	141,000	145,406

Clearway Energy Operating LLC

5.38%, 8/15/2024	170,000	166,600

5.75%, 10/15/2025 (a)	150,000	147,375

NRG Energy, Inc.

7.25%, 5/15/2026	275,000	298,031

6.63%, 1/15/2027	350,000	372,750

5.75%, 1/15/2028	230,000	236,038

Vistra Energy Corp.

7.38%, 11/1/2022	457,000	474,137

7.63%, 11/1/2024	341,000	362,313

		2,466,728

Insurance — 0.1%

Genworth Holdings, Inc. 7.63%, 9/24/2021	179,000	174,570

Internet & Direct Marketing Retail — 0.3%

QVC, Inc.

4.38%, 3/15/2023	194,000	195,601

4.85%, 4/1/2024	156,000	156,977

4.45%, 2/15/2025	154,000	149,824

		502,402

IT Services — 2.1%

First Data Corp.

5.38%, 8/15/2023 (a)	359,000	367,437

5.00%, 1/15/2024 (a)	547,000	561,364

5.75%, 1/15/2024 (a)	633,000	653,313

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	45

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

IT Services — continued

VeriSign, Inc.

4.63%, 5/1/2023	216,000	219,685

5.25%, 4/1/2025	138,000	143,347

4.75%, 7/15/2027	158,000	156,025

Zayo Group LLC

6.00%, 4/1/2023	438,000	443,475

6.38%, 5/15/2025	257,000	255,073

5.75%, 1/15/2027 (a)	503,000	487,910

		3,287,629

Leisure Products — 0.3%

Mattel, Inc. 6.75%, 12/31/2025 (a)	421,000	414,685

Machinery — 0.5%

Novelis Corp.

6.25%, 8/15/2024 (a)	332,000	334,387

5.88%, 9/30/2026 (a)	437,000	426,075

		760,462

Media — 9.6%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (a)	600,000	616,494

7.50%, 5/15/2026 (a)	850,000	822,375

AMC Networks, Inc.

4.75%, 12/15/2022	155,000	157,131

5.00%, 4/1/2024	308,000	305,595

4.75%, 8/1/2025	218,000	212,005

Cablevision Systems Corp.

8.00%, 4/15/2020	70,000	73,346

5.88%, 9/15/2022	92,000	94,904

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	196,000	200,165

Series B, 6.50%, 11/15/2022	561,000	573,622

CSC Holdings LLC

5.13%, 12/15/2021 (a)	413,000	414,297

5.38%, 7/15/2023 (a)	400,000	411,080

7.75%, 7/15/2025 (a)	400,000	427,000

10.88%, 10/15/2025 (a)	567,000	657,720

5.50%, 5/15/2026 (a)	400,000	406,000

5.50%, 4/15/2027 (a)	400,000	402,000

7.50%, 4/1/2028 (a)	400,000	422,000

DISH DBS Corp.

6.75%, 6/1/2021	572,000	584,870

5.88%, 7/15/2022	573,000	547,215

5.88%, 11/15/2024	570,000	480,054

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Media — continued

Gray Television, Inc.

5.13%, 10/15/2024 (a)	152,000	151,430

5.88%, 7/15/2026 (a)	202,000	204,020

7.00%, 5/15/2027 (a)	106,000	112,095

Lamar Media Corp.

5.00%, 5/1/2023	145,000	147,537

5.38%, 1/15/2024	142,000	145,905

Meredith Corp. 6.88%, 2/1/2026 (a)	393,000	405,890

Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	249,000	247,132

Outfront Media Capital LLC

5.25%, 2/15/2022	146,000	148,234

5.63%, 2/15/2024	148,000	151,515

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	247,000	255,877

Sinclair Television Group, Inc.

5.38%, 4/1/2021	152,000	152,190

6.13%, 10/1/2022	127,000	129,819

5.63%, 8/1/2024 (a)	150,000	151,500

Sirius XM Radio, Inc.

3.88%, 8/1/2022 (a)	305,000	303,002

6.00%, 7/15/2024 (a)	437,000	452,842

5.38%, 4/15/2025 (a)	36,000	36,686

5.00%, 8/1/2027 (a)	437,000	427,159

TEGNA, Inc.

5.13%, 7/15/2020	173,000	174,514

6.38%, 10/15/2023	188,000	193,640

Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	400,000	385,000

Tribune Media Co. 5.88%, 7/15/2022	296,000	301,180

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	400,000	414,000

Unitymedia Hessen GmbH & Co. KG (Germany) 5.00%, 1/15/2025 (a)	200,000	204,750

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	200,000	205,500

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	400,000	410,324

Videotron Ltd. (Canada)

5.00%, 7/15/2022	221,000	225,973

5.13%, 4/15/2027 (a)	172,000	174,580

Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	150,000	142,125

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (a)	600,000	579,000

		14,841,292

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Metals & Mining — 3.5%

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	200,000	211,250

7.00%, 9/30/2026 (a)	200,000	214,000

6.13%, 5/15/2028 (a)	200,000	204,750

Allegheny Technologies, Inc.

5.95%, 1/15/2021	155,000	159,294

7.88%, 8/15/2023 (g)	167,000	182,915

Cleveland-Cliffs, Inc. 5.75%, 3/1/2025	315,000	307,912

Constellium NV

6.63%, 3/1/2025 (a)	250,000	251,875

5.88%, 2/15/2026 (a)	250,000	243,125

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	200,000	200,000

5.13%, 3/15/2023 (a)	151,000	150,623

5.13%, 5/15/2024 (a)	226,000	223,740

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	543,000	536,891

3.88%, 3/15/2023	555,000	546,941

5.45%, 3/15/2043	535,000	469,463

Hudbay Minerals, Inc. (Canada) 7.63%, 1/15/2025 (a)	84,000	87,045

Steel Dynamics, Inc.

5.13%, 10/1/2021	182,000	183,024

5.50%, 10/1/2024	139,000	142,822

Teck Resources Ltd. (Canada)

8.50%, 6/1/2024 (a)	173,000	185,759

6.13%, 10/1/2035	176,000	185,409

6.25%, 7/15/2041	243,000	253,570

United States Steel Corp.

6.88%, 8/15/2025	228,000	224,580

6.25%, 3/15/2026	195,000	184,519

		5,349,507

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc.

3.63%, 2/1/2021	127,000	126,206

5.00%, 12/15/2021	185,000	188,931

4.75%, 3/15/2025	107,000	104,090

		419,227

Oil, Gas & Consumable Fuels — 13.0%

Antero Resources Corp.

5.38%, 11/1/2021	287,000	288,076

5.13%, 12/1/2022	300,000	300,480

5.63%, 6/1/2023	201,000	201,503

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (b)	102,000	100,597

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	415,000	459,612

5.88%, 3/31/2025	468,000	498,425

5.13%, 6/30/2027	468,000	477,360

Cheniere Energy Partners LP

5.25%, 10/1/2025	467,000	472,837

5.63%, 10/1/2026 (a)	346,000	352,488

Chesapeake Energy Corp.

7.00%, 10/1/2024 (b)	280,000	276,500

8.00%, 1/15/2025 (b)	385,000	391,256

8.00%, 6/15/2027 (b)	400,000	396,140

CNX Resources Corp. 5.88%, 4/15/2022	378,000	381,780

Continental Resources, Inc.

5.00%, 9/15/2022	450,000	454,493

4.50%, 4/15/2023	422,000	430,565

3.80%, 6/1/2024	276,000	271,859

4.38%, 1/15/2028	224,000	222,963

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (g)	188,000	192,986

5.75%, 4/1/2025	135,000	135,886

DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (c) (d) (e)	107,000	102,939

DCP Midstream Operating LP

5.35%, 3/15/2020 (a)	156,000	158,730

3.88%, 3/15/2023	63,000	62,527

5.38%, 7/15/2025	257,000	267,280

(ICE LIBOR USD 3 Month + 3.85%), 5.85%, 5/21/2043 (a) (d)	162,000	143,370

Denbury Resources, Inc. 9.00%, 5/15/2021 (a)	145,000	146,269

Diamondback Energy, Inc.

4.75%, 11/1/2024	137,000	138,541

5.38%, 5/31/2025	225,000	232,875

Energy Transfer LP

7.50%, 10/15/2020	337,000	358,063

4.25%, 3/15/2023	279,000	282,543

5.88%, 1/15/2024	314,000	336,765

5.50%, 6/1/2027	56,000	58,800

Energy Transfer Operating LP

Series A, (ICE LIBOR USD 3 Month + 4.03%), 6.25%, 2/15/2023 (c) (d) (e)	296,000	269,360

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	47

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (c) (d) (e)	160,000	145,600

EnLink Midstream Partners LP

4.40%, 4/1/2024	160,000	155,400

4.15%, 6/1/2025	206,000	196,215

5.45%, 6/1/2047	140,000	123,550

Genesis Energy LP

6.75%, 8/1/2022	194,000	197,395

6.50%, 10/1/2025	162,000	155,115

Gulfport Energy Corp.

6.00%, 10/15/2024	186,000	168,330

6.38%, 5/15/2025	164,000	146,780

Matador Resources Co. 5.88%, 9/15/2026	298,000	296,510

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (a) (b)	225,000	205,312

7.00%, 3/31/2024 (a)	275,000	251,625

6.50%, 1/15/2025 (a)	236,000	231,870

Murphy Oil Corp.

4.00%, 6/1/2022 (b)	10,000	9,914

4.45%, 12/1/2022 (g)	164,000	163,197

6.88%, 8/15/2024	160,000	169,243

5.75%, 8/15/2025	160,000	162,519

Newfield Exploration Co.

5.75%, 1/30/2022	200,000	210,500

5.63%, 7/1/2024	287,000	306,911

5.38%, 1/1/2026	189,000	199,395

NGL Energy Partners LP 7.50%, 11/1/2023	169,000	174,281

NuStar Logistics LP 5.63%, 4/28/2027	171,000	171,427

Oasis Petroleum, Inc. 6.88%, 3/15/2022	233,000	232,709

Parsley Energy LLC

5.38%, 1/15/2025 (a)	186,000	186,465

5.63%, 10/15/2027 (a)	218,000	215,820

PBF Holding Co. LLC 7.25%, 6/15/2025	203,000	208,176

PDC Energy, Inc. 5.75%, 5/15/2026	187,000	180,689

Peabody Energy Corp.

6.00%, 3/31/2022 (a)	139,000	140,216

6.38%, 3/31/2025 (a)	127,000	125,032

QEP Resources, Inc.

5.38%, 10/1/2022	155,000	152,287

5.25%, 5/1/2023	186,000	179,025

5.63%, 3/1/2026 (b)	138,000	129,375

Range Resources Corp.

5.00%, 8/15/2022	152,000	149,910

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

5.00%, 3/15/2023	206,000	199,047

4.88%, 5/15/2025 (b)	212,000	194,179

Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	203,000	195,388

SM Energy Co.

6.13%, 11/15/2022	150,000	149,250

5.63%, 6/1/2025	140,000	130,900

6.75%, 9/15/2026	131,000	125,433

6.63%, 1/15/2027 (b)	156,000	148,590

Southwestern Energy Co.

6.20%, 1/23/2025 (g)	308,000	304,828

7.50%, 4/1/2026	174,000	180,960

7.75%, 10/1/2027	156,000	162,045

Sunoco LP

4.88%, 1/15/2023	312,000	315,900

5.50%, 2/15/2026	226,000	224,486

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (a)	70,000	69,825

5.50%, 9/15/2024 (a)	200,000	204,310

5.50%, 1/15/2028 (a)	213,000	212,468

Targa Resources Partners LP

4.25%, 11/15/2023	144,000	142,200

6.75%, 3/15/2024	34,000	35,615

5.88%, 4/15/2026 (a)	283,000	294,320

6.50%, 7/15/2027 (a)	234,000	247,455

5.00%, 1/15/2028	198,000	192,307

6.88%, 1/15/2029 (a)	234,000	249,064

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	122,000	120,867

5.00%, 1/31/2028 (a)	182,000	172,900

Whiting Petroleum Corp.

5.75%, 3/15/2021	229,000	231,576

6.63%, 1/15/2026	312,000	305,760

WPX Energy, Inc.

6.00%, 1/15/2022	165,000	170,363

8.25%, 8/1/2023	92,000	103,155

5.25%, 9/15/2024	172,000	171,355

5.75%, 6/1/2026	156,000	156,585

		20,015,792

Personal Products — 0.2%

Edgewell Personal Care Co.

4.70%, 5/19/2021	155,000	156,937

4.70%, 5/24/2022	120,000	120,730

		277,667

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — 2.3%

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	247,000	255,954

5.88%, 5/15/2023 (a)	918,000	913,410

7.00%, 3/15/2024 (a)	564,000	594,315

6.13%, 4/15/2025 (a)	918,000	883,575

5.50%, 11/1/2025 (a)	363,000	366,176

Elanco Animal Health, Inc.

3.91%, 8/27/2021 (a)	70,000	70,762

4.27%, 8/28/2023 (a)	217,000	220,213

4.90%, 8/28/2028 (a)	217,000	224,814

		3,529,219

Real Estate Management & Development — 0.6%

Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	284,000	281,279

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	319,000	313,803

Realogy Group LLC

5.25%, 12/1/2021 (a)	146,000	145,635

4.88%, 6/1/2023 (a) (b)	135,000	122,513

		863,230

Road & Rail — 1.3%

Avis Budget Car Rental LLC 5.50%, 4/1/2023	179,000	181,014

Avolon Holdings Funding Ltd. (Ireland) 5.13%, 10/1/2023 (a)	142,000	143,420

Herc Rentals, Inc.

7.50%, 6/1/2022 (a) (b)	38,000	39,615

7.75%, 6/1/2024 (a) (b)	39,000	41,595

Hertz Corp. (The)

5.88%, 10/15/2020	169,000	169,000

7.63%, 6/1/2022 (a)	348,000	355,830

5.50%, 10/15/2024 (a)	205,000	174,250

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	497,000	508,784

4.50%, 3/15/2023 (a)	65,000	64,512

5.50%, 2/15/2024 (a)	365,000	377,319

		2,055,339

Semiconductors & Semiconductor Equipment — 0.1%

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	200,000	211,000

Software — 1.1%

CDK Global, Inc.

5.00%, 10/15/2024 (g)	144,000	146,160

5.88%, 6/15/2026	143,000	147,469

4.88%, 6/1/2027	172,000	169,026

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Software — continued

Nuance Communications, Inc. 5.63%, 12/15/2026	144,000	146,880

Open Text Corp. (Canada)

5.63%, 1/15/2023 (a)	238,000	244,247

5.88%, 6/1/2026 (a)	247,000	259,864

Symantec Corp.

4.20%, 9/15/2020	225,000	227,470

5.00%, 4/15/2025 (a)	324,000	322,774

		1,663,890

Specialty Retail — 0.8%

Bed Bath & Beyond, Inc. 5.17%, 8/1/2044	128,000	94,560

L Brands, Inc.

6.63%, 4/1/2021	214,000	222,560

5.63%, 2/15/2022	259,000	263,209

5.25%, 2/1/2028	87,000	75,255

6.88%, 11/1/2035	258,000	222,525

Penske Automotive Group, Inc.

5.75%, 10/1/2022	147,000	149,205

5.50%, 5/15/2026	116,000	113,819

Sally Holdings LLC 5.63%, 12/1/2025	26,000	25,512

		1,166,645

Technology Hardware, Storage & Peripherals — 2.2%

Dell International LLC

5.88%, 6/15/2021 (a)	300,000	305,911

7.13%, 6/15/2024 (a)	500,000	530,567

EMC Corp.

2.65%, 6/1/2020	575,000	569,138

3.38%, 6/1/2023	294,000	282,315

NCR Corp.

4.63%, 2/15/2021	138,000	137,310

5.00%, 7/15/2022	177,000	176,980

6.38%, 12/15/2023	204,000	206,952

Western Digital Corp. 4.75%, 2/15/2026	661,000	624,645

Xerox Corp.

4.50%, 5/15/2021	300,000	303,750

3.62%, 3/15/2023 (g)	300,000	294,375

		3,431,943

Textiles, Apparel & Luxury Goods — 0.3%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	245,000	244,730

4.88%, 5/15/2026 (a)	272,000	267,920

		512,650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	49

JPMorgan Disciplined High Yield ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 0.5%

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022 (a)	137,000	139,055

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (a)	275,000	279,812

9.13%, 7/15/2026 (a)	217,000	221,883

Nationstar Mortgage LLC 6.50%, 7/1/2021	170,000	170,495

		811,245

Tobacco — 0.1%

Vector Group Ltd. 6.13%, 2/1/2025 (a)	120,000	106,200

Trading Companies & Distributors — 1.1%

Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	375,000	349,101

United Rentals North America, Inc.

4.63%, 7/15/2023	131,000	133,522

5.88%, 9/15/2026	260,000	266,175

6.50%, 12/15/2026	282,000	294,337

5.50%, 5/15/2027	261,000	261,000

4.88%, 1/15/2028	467,000	445,892

		1,750,027

Wireless Telecommunication Services — 4.0%

C&W Senior Financing DAC (Ireland)

7.50%, 10/15/2026 (a)	200,000	204,010

6.88%, 9/15/2027 (a)	200,000	196,000

Hughes Satellite Systems Corp.

6.50%, 6/15/2019	212,000	213,325

7.63%, 6/15/2021	245,000	262,762

5.25%, 8/1/2026	227,000	221,893

6.63%, 8/1/2026	195,000	191,831

Inmarsat Finance plc (United Kingdom) 4.88%, 5/15/2022 (a)	300,000	300,000

Millicom International Cellular SA (Colombia)

6.00%, 3/15/2025 (a)	200,000	203,000

5.13%, 1/15/2028 (a)	200,000	189,500

Sprint Corp.

7.88%, 9/15/2023	1,232,000	1,316,700

7.13%, 6/15/2024	746,000	770,790

T-Mobile USA, Inc.

6.38%, 3/1/2025 ‡	369,000	—

6.38%, 3/1/2025	524,000	545,287

6.50%, 1/15/2026 ‡	432,000	—

6.50%, 1/15/2026	621,000	662,918

4.75%, 2/1/2028 ‡	168,000	—

4.75%, 2/1/2028	456,000	441,180

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Wireless Telecommunication Services — continued

Wind Tre SpA (Italy) 5.00%, 1/20/2026 (a)	600,000	517,260

		6,236,456

Total Corporate Bonds (Cost $152,254,667)		150,843,110

	SHARES
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (h) (i) (Cost $2,621,250)	2,621,250	2,621,250

Investment of Cash Collateral from Securities Loaned — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (h) (i) (Cost $4,202,920)	4,202,920	4,202,920

Total Investments — 102.0% (Cost $159,078,837)		157,667,280
Liabilities in Excess of Other Assets — (2.0%)		(3,096,895)

NET ASSETS — 100.0%		154,570,385

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is $4,045,947.
(c)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.

(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	51

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — 52.0%

Argentina — 0.1%

Pampa Energia SA 7.50%, 1/24/2027 (a)	150,000	135,089

YPF SA 6.95%, 7/21/2027 (b)	120,000	106,350

		241,439

Australia — 1.4%

Australia & New Zealand Banking Group Ltd.

3.63%, 7/18/2022 (a)	EUR 146,000	185,600

0.25%, 11/29/2022	EUR 550,000	627,055

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (b) (c) (d) (e)	200,000	210,100

Commonwealth Bank of Australia 0.38%, 4/24/2023 (a)	EUR 390,000	446,199

National Australia Bank Ltd.

0.25%, 3/28/2022 (a)	EUR 230,000	263,138

0.88%, 11/16/2022 (a)	EUR 276,000	322,230

Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)	EUR 150,000	178,582

Westpac Banking Corp. 0.63%, 1/14/2022 (a)	EUR 280,000	323,604

		2,556,508

Azerbaijan — 0.2%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)	260,000	262,600

Bahrain — 0.1%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (a)	200,000	198,250

Belgium — 0.4%

Anheuser-Busch Cos. LLC

4.70%, 2/1/2036 (b)	20,000	19,358

4.90%, 2/1/2046 (b)	35,000	33,696

Anheuser-Busch InBev Worldwide, Inc.

4.15%, 1/23/2025	160,000	165,162

4.90%, 1/23/2031	95,000	99,464

Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (c) (d) (e)	EUR 300,000	380,081

		697,761

Brazil — 0.5%

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (b)	400,000	444,136

JSL Europe SA 7.75%, 7/26/2024 (a)	200,000	202,500

Votorantim Cimentos International SA 7.25%, 4/5/2041 (a)	200,000	219,000

		865,636

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Canada — 1.8%

1011778 BC ULC 5.00%, 10/15/2025 (b)	15,000	14,546

Advanz Pharma Corp. 8.00%, 9/6/2024	20,000	19,050

Bank of Montreal 2.50%, 1/11/2022 (a)	450,000	445,424

Bank of Nova Scotia (The) 1.88%, 4/26/2021	456,000	446,222

Bombardier, Inc.

8.75%, 12/1/2021 (b)	77,000	84,700

6.00%, 10/15/2022 (b)	10,000	10,050

7.50%, 3/15/2025 (b)	57,000	57,071

7.88%, 4/15/2027 (b)	32,000	31,759

Cenovus Energy, Inc.

4.25%, 4/15/2027	27,000	25,712

6.75%, 11/15/2039	83,000	87,655

Emera US Finance LP 3.55%, 6/15/2026	216,000	207,202

Encana Corp.

6.50%, 8/15/2034	100,000	114,139

6.50%, 2/1/2038	25,000	27,770

Garda World Security Corp. 8.75%, 5/15/2025 (b)	99,000	94,793

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (b)	49,000	50,960

Hudbay Minerals, Inc. 7.25%, 1/15/2023 (b)	20,000	20,600

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (b)	16,000	16,120

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (b)	39,000	33,345

Mattamy Group Corp. 6.50%, 10/1/2025 (b)	16,000	15,428

MEG Energy Corp.

6.38%, 1/30/2023 (b)	185,000	168,812

6.50%, 1/15/2025 (b)	25,000	24,563

NOVA Chemicals Corp.

4.88%, 6/1/2024 (b)	80,000	77,456

5.00%, 5/1/2025 (b)	55,000	52,525

5.25%, 6/1/2027 (b)	30,000	28,200

Open Text Corp. 5.88%, 6/1/2026 (b)	40,000	42,083

Precision Drilling Corp.

7.75%, 12/15/2023	65,000	65,650

7.13%, 1/15/2026 (b)	6,000	5,895

Quebecor Media, Inc. 5.75%, 1/15/2023	22,000	22,791

Royal Bank of Canada 3.35%, 10/22/2021 (a)	300,000	303,600

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

Canada — continued

Seven Generations Energy Ltd. 5.38%, 9/30/2025 (b)	24,000	23,100

Stars Group Holdings BV 7.00%, 7/15/2026 (b)	14,000	14,326

Teck Resources Ltd. 6.13%, 10/1/2035	52,000	54,780

Toronto-Dominion Bank (The) 2.50%, 1/18/2022 (a)	450,000	444,804

TransCanada PipeLines Ltd. 5.10%, 3/15/2049	35,000	36,269

Videotron Ltd.

5.38%, 6/15/2024 (b)	65,000	67,613

5.13%, 4/15/2027 (b)	40,000	40,600

		3,275,613

China — 0.3%

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (a)	200,000	177,624

GOME Retail Holdings Ltd. 5.00%, 3/10/2020 (a)	200,000	191,585

Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (a) (c) (d) (e)	200,000	161,000

		530,209

Denmark — 0.3%

Danske Bank A/S 5.00%, 1/12/2022 (b)	200,000	204,076

DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR100,000	122,645

TDC A/S 3.75%, 3/2/2022 (f)	EUR200,000	251,754

		578,475

Finland — 0.1%

Nokia OYJ

2.00%, 3/15/2024 (a)	EUR100,000	116,753

4.38%, 6/12/2027	40,000	39,305

		156,058

France — 3.0%

Altice France SA

5.63%, 5/15/2024 (a)	EUR150,000	176,143

6.25%, 5/15/2024 (b)	200,000	200,000

7.38%, 5/1/2026 (b)	200,000	196,674

BPCE SA

5.15%, 7/21/2024 (b)	600,000	615,431

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a) (d)	EUR200,000	238,865

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

France — continued

Burger King France SAS 6.00%, 5/1/2024 (a)	EUR100,000	121,164

Casino Guichard Perrachon SA

4.56%, 1/25/2023 (a) (f)	EUR100,000	116,728

4.05%, 8/5/2026 (a) (f)	EUR100,000	107,769

Constantin Investissement 3 SASU 5.38%, 4/15/2025 (a)	EUR 100,000	110,337

Credit Agricole SA

(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a) (c) (d) (e)	EUR300,000	368,960

2.38%, 7/1/2021 (b)	250,000	245,142

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (c) (d) (e)	200,000	223,056

Elis SA 1.88%, 2/15/2023 (a)	EUR300,000	346,814

Europcar Mobility Group 4.13%, 11/15/2024 (a)	EUR100,000	113,034

Faurecia SA 3.63%, 6/15/2023 (a)	EUR100,000	116,446

La Financiere Atalian SASU 4.00%, 5/15/2024 (a)	EUR200,000	178,041

Loxam SAS 4.25%, 4/15/2024 (a)	EUR150,000	178,712

Orano SA

4.38%, 11/6/2019 (a)	EUR50,000	58,323

3.13%, 3/20/2023 (a)	EUR300,000	348,769

Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (a) (d)	EUR100,000	112,319

Rexel SA 2.63%, 6/15/2024 (a)	EUR300,000	349,766

Societe Generale SA (USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (b) (c) (d) (e)	200,000	211,000

SPIE SA 3.13%, 3/22/2024 (a)	EUR200,000	232,428

TOTAL SA

(EUR Swap Annual 5 Year + 1.86%), 2.25%, 2/26/2021 (a) (c) (d) (e)	EUR125,000	145,815

(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a) (c) (d) (e)	EUR100,000	123,435

Vallourec SA 2.25%, 9/30/2024 (a)	EUR100,000	76,210

		5,311,381

Germany — 1.5%

CTC BondCo GmbH 5.25%, 12/15/2025 (a)	EUR200,000	222,239

Deutsche Bank AG 4.25%, 10/14/2021	100,000	99,373

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	53

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

Germany — continued

Douglas GmbH 6.25%, 7/15/2022 (a)	EUR100,000	108,058

IHO Verwaltungs GmbH

4.50% (cash), 5.50% (PIK), 9/15/2023 (b) (g)	200,000	193,580

3.75% (cash), 4.50% (PIK), 9/15/2026 (a) (g)	EUR225,000	255,542

K+S AG 3.25%, 7/18/2024 (a)	EUR100,000	115,878

Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR225,000	239,517

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR200,000	225,175

ProGroup AG 3.00%, 3/31/2026 (a)	EUR125,000	145,025

Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR250,000	291,100

thyssenkrupp AG

1.38%, 3/3/2022 (a)	EUR200,000	223,236

2.50%, 2/25/2025 (a)	EUR100,000	111,563

Unitymedia GmbH

3.75%, 1/15/2027 (a)	EUR200,000	238,705

Unitymedia Hessen GmbH & Co. KG 3.50%, 1/15/2027 (a)	EUR100,000	119,575

WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (a)	EUR100,000	115,167

		2,703,733

Greece — 0.5%

Alpha Bank AE 2.50%, 2/5/2023 (a)	EUR440,000	507,126

Crystal Almond SARL 10.00%, 11/1/2021 (a)	EUR79,000	96,146

National Bank of Greece SA 2.75%, 10/19/2020 (a)	EUR 200,000	232,800

OTE plc 3.50%, 7/9/2020 (a)	EUR100,000	117,574

		953,646

Guatemala — 0.1%

Comunicaciones Celulares SA 6.88%, 2/6/2024 (a)	200,000	206,000

Hong Kong — 0.1%

WTT Investment Ltd. 5.50%, 11/21/2022 (b)	200,000	198,223

India — 0.2%

ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (a)	260,000	236,600

JSW Steel Ltd. 5.25%, 4/13/2022 (a)	200,000	199,721

		436,321

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Indonesia — 0.1%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (b)	230,000	242,823

Ireland — 1.5%

AerCap Ireland Capital DAC

4.63%, 7/1/2022	330,000	333,633

3.65%, 7/21/2027	180,000	162,240

Allied Irish Banks plc

(EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020 (a) (c) (d) (e)	EUR200,000	244,267

(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (a) (d)	EUR100,000	117,415

Ardagh Packaging Finance plc

4.13%, 5/15/2023 (a)	EUR200,000	233,746

6.75%, 5/15/2024 (a)	EUR175,000	211,216

7.25%, 5/15/2024 (b)	210,000	218,925

Bank of Ireland (EUR Swap Annual 5 Year + 3.55%), 4.25%, 6/11/2024 (a) (d)	EUR100,000	114,493

eircom Finance DAC 4.50%, 5/31/2022 (a)	EUR200,000	232,061

James Hardie International Finance DAC 4.75%, 1/15/2025 (b)	200,000	193,000

Park Aerospace Holdings Ltd. 5.50%, 2/15/2024 (b)	129,000	133,354

Smurfit Kappa Acquisitions ULC 2.38%, 2/1/2024 (a)	EUR350,000	414,405

		2,608,755

Israel — 0.1%

Teva Pharmaceutical Finance Netherlands II BV 1.13%, 10/15/2024 (a)	EUR100,000	99,463

Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/1/2026	145,000	120,206

		219,669

Italy — 1.7%

Enel Finance International NV

5.63%, 8/14/2024 (a)	GBP50,000	75,809

3.50%, 4/6/2028 (b)	200,000	178,916

EVOCA SpA 7.00%, 10/15/2023 (a)	EUR200,000	240,534

Leonardo SpA 4.88%, 3/24/2025	EUR300,000	386,399

Nexi Capital SpA 4.13%, 11/1/2023 (a)	EUR200,000	233,860

Rossini SARL 6.75%, 10/30/2025 (b)	EUR250,000	295,990

Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR250,000	279,346

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

Italy — continued

Telecom Italia SpA

5.25%, 2/10/2022 (a)	EUR100,000	125,232

3.25%, 1/16/2023 (a)	EUR200,000	233,835

3.63%, 1/19/2024 (a)	EUR225,000	260,137

3.63%, 5/25/2026 (a)	EUR225,000	256,499

2.38%, 10/12/2027 (a)	EUR150,000	150,997

Wind Tre SpA

2.63%, 1/20/2023 (a)	EUR250,000	267,301

2.63%, 1/20/2023 (b)	EUR150,000	160,380

		3,145,235

Japan — 0.2%

Sumitomo Mitsui Banking Corp. 0.55%, 11/6/2023 (a)	EUR230,000	263,643

Kuwait — 0.3%

Kuwait Projects Co. SPC Ltd.

5.00%, 3/15/2023 (a)	200,000	203,250

4.50%, 2/23/2027 (a)	270,000	257,513

		460,763

Luxembourg — 1.5%

Altice Finco SA 4.75%, 1/15/2028 (a)	EUR225,000	216,897

Altice Luxembourg SA

7.25%, 5/15/2022 (a)	EUR375,000	425,975

6.25%, 2/15/2025 (a)	EUR150,000	152,276

INEOS Group Holdings SA

5.38%, 8/1/2024 (a)	EUR100,000	115,245

5.63%, 8/1/2024 (b)	200,000	193,750

Intelsat Connect Finance SA 9.50%, 2/15/2023 (b)	50,000	48,375

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	80,000	73,400

8.00%, 2/15/2024 (b)	75,000	78,047

8.50%, 10/15/2024 (b)	89,000	89,863

9.75%, 7/15/2025 (b)	120,000	124,500

Intelsat Luxembourg SA

7.75%, 6/1/2021	4,000	3,900

8.13%, 6/1/2023	16,000	13,360

Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (a)	EUR300,000	326,723

SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (c) (d) (e)	EUR350,000	414,032

Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (a)	EUR270,000	329,695

		2,606,038

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Mexico — 0.5%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (b) (c) (d) (e)	200,000	197,000

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (b) (d)	200,000	179,557

Cemex SAB de CV 7.75%, 4/16/2026 (b)	200,000	217,362

Petroleos Mexicanos 6.38%, 2/4/2021	260,000	267,485

		861,404

Morocco — 0.1%

OCP SA 4.50%, 10/22/2025 (a)	250,000	248,250

Netherlands — 1.4%

ABN AMRO Bank NV 4.75%, 7/28/2025 (b)	200,000	203,737

ING Bank NV 2.63%, 12/5/2022 (a)	460,000	454,683

ING Groep NV

(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (a) (c) (d) (e)	220,000	228,720

(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	EUR100,000	120,172

Promontoria Holding 264 BV 6.75%, 8/15/2023 (a)	EUR100,000	115,337

Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR225,000	238,971

Sunshine Mid BV 6.50%, 5/15/2026 (b)	EUR200,000	224,323

UPCB Finance IV Ltd. 4.00%, 1/15/2027 (a)	EUR270,000	321,331

Ziggo Bond Co. BV 4.63%, 1/15/2025 (a)	EUR300,000	348,845

Ziggo BV 4.25%, 1/15/2027 (a)	EUR200,000	233,985

		2,490,104

New Zealand — 0.2%

Westpac Securities NZ Ltd. 0.25%, 4/6/2022 (a)	EUR253,000	288,868

Peru — 0.3%

Nexa Resources SA 5.38%, 5/4/2027 (a)	400,000	403,760

Southern Copper Corp. 5.88%, 4/23/2045	140,000	149,975

		553,735

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	55

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

Portugal — 0.2%

EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (a) (d)	EUR100,000	121,605

EDP Finance BV 2.38%, 3/23/2023 (a)	EUR200,000	242,613

		364,218

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (a)	200,000	197,500

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (a)	55,150	55,839

		253,339

Singapore — 0.3%

DBS Bank Ltd. 3.30%, 11/27/2021 (a)	200,000	199,880

Oversea-Chinese Banking Corp. Ltd. 0.38%, 3/1/2023 (a)	EUR230,000	263,171

		463,051

Spain — 1.5%

Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027 (a) (d)	EUR100,000	114,744

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e)	EUR200,000	237,808

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (d)	EUR200,000	236,517

Cellnex Telecom SA 2.88%, 4/18/2025 (a)	EUR100,000	117,737

Cirsa Finance International SARL 6.25%, 12/20/2023 (b)	EUR200,000	238,873

eDreams ODIGEO SA 5.50%, 9/1/2023 (b)	EUR200,000	217,822

Grifols SA 3.20%, 5/1/2025 (a)	EUR200,000	229,510

Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR200,000	244,552

Telefonica Europe BV

(EUR Swap Annual 6 Year + 3.80%), 5.00%, 3/31/2020 (a) (c) (d) (e)	EUR200,000	237,518

(EUR Swap Annual 5 Year + 3.86%), 3.75%, 3/15/2022 (a) (c) (d) (e)	EUR400,000	470,904

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Spain — continued

(EUR Swap Annual 5 Year + 2.33%), 2.63%, 6/7/2023 (a) (c) (d) (e)	EUR200,000	218,770

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 12/4/2023 (a) (c) (d) (e)	EUR100,000	110,704

		2,675,459

Sweden — 1.2%

Nordea Hypotek AB Series 5531, 1.00%, 4/8/2022 (a)	SEK7,000,000	774,446

Stadshypotek AB Series 1586, 4.50%, 9/21/2022 (a)	SEK6,000,000	743,657

Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (a)	EUR225,000	257,348

Verisure Midholding AB 5.75%, 12/1/2023 (a)	EUR200,000	230,457

Volvo Car AB

3.25%, 5/18/2021 (a)	EUR100,000	119,432

2.00%, 1/24/2025 (a)	EUR100,000	111,044

		2,236,384

Switzerland — 1.2%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (b) (c) (d) (e)	650,000	695,159

4.28%, 1/9/2028 (b)	250,000	248,963

Dufry One BV 2.50%, 10/15/2024 (a)	EUR100,000	115,443

Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a) (f)	GBP100,000	146,105

UBS Group Funding Switzerland AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (c) (d) (e)	EUR600,000	745,081

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (c) (d) (e)	200,000	212,250

		2,163,001

Turkey — 0.3%

Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (a)	260,000	247,325

Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (a)	210,000	203,438

		450,763

United Arab Emirates — 0.0% (h)

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (b)	79,000	75,445

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United Kingdom — 3.5%

Algeco Global Finance plc 6.50%, 2/15/2023 (a)	EUR200,000	232,608

Barclays plc (EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/2025 (a) (d)	EUR100,000	114,220

BAT Capital Corp.

3.56%, 8/15/2027	270,000	246,755

4.39%, 8/15/2037	315,000	262,900

Corral Petroleum Holdings AB 11.75% (cash), 5/15/2021 (a) (g) (i)	EUR100,000	121,316

CPUK Finance Ltd. 4.25%, 8/28/2022 (a)	GBP100,000	131,269

EC Finance plc 2.38%, 11/15/2022 (a)	EUR300,000	343,438

Fiat Chrysler Automobiles NV 3.75%, 3/29/2024 (a)	EUR100,000	122,418

Fiat Chrysler Finance Europe SA

4.75%, 3/22/2021 (a)	EUR225,000	275,579

4.75%, 7/15/2022 (a)	EUR100,000	125,127

HSBC Holdings plc

3.40%, 3/8/2021	280,000	281,460

(ICE LIBOR USD 3 Month + 1.00%), 3.68%, 5/18/2024 (d)	237,000	234,769

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (c) (d) (e)	200,000	204,000

Iceland Bondco plc 4.63%, 3/15/2025 (b)	GBP100,000	116,276

Lloyds Banking Group plc 4.58%, 12/10/2025	200,000	197,413

Merlin Entertainments plc 2.75%, 3/15/2022 (a)	EUR100,000	118,340

Nomad Foods Bondco plc 3.25%, 5/15/2024 (a)	EUR200,000	232,339

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (c) (d) (e)	200,000	214,460

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)	235,000	231,713

6.10%, 6/10/2023	30,000	31,469

Santander UK Group Holdings plc 3.57%, 1/10/2023	400,000	394,169

Sky Ltd.

1.50%, 9/15/2021 (a)	EUR200,000	234,099

2.25%, 11/17/2025 (a)	EUR200,000	243,756

Standard Chartered plc (USD Swap Semi 5 Year + 5.72%), 7.75%, 4/2/2023 (b) (c) (d) (e)	200,000	209,500

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United Kingdom — continued

Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (a)	EUR200,000	242,031

Tesco Corporate Treasury Services plc

2.13%, 11/12/2020 (a)	EUR250,000	290,836

2.50%, 7/1/2024 (a)	EUR300,000	356,375

Virgin Media Finance plc 4.50%, 1/15/2025 (a)	EUR200,000	236,272

Virgin Media Secured Finance plc 5.50%, 8/15/2026 (b)	200,000	199,000

Worldpay Finance plc 3.75%, 11/15/2022 (a)	EUR100,000	122,446

		6,366,353

United States — 25.2%

21st Century Fox America, Inc. 4.95%, 10/15/2045	120,000	133,581

Abbott Ireland Financing DAC 1.50%, 9/27/2026 (a)	EUR200,000	230,363

Acadia Healthcare Co., Inc. 6.50%, 3/1/2024	54,000	53,730

ACCO Brands Corp. 5.25%, 12/15/2024 (b)	120,000	117,900

ACE Cash Express, Inc. 12.00%, 12/15/2022 (b)	23,000	21,879

ADT Security Corp. (The) 4.13%, 6/15/2023	74,000	72,612

AES Corp. 5.50%, 4/15/2025	15,000	15,469

Ahern Rentals, Inc. 7.38%, 5/15/2023 (b)	30,000	27,675

Air Lease Corp. 3.00%, 9/15/2023	45,000	43,185

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (b)	70,000	59,500

AK Steel Corp.

6.38%, 10/15/2025	20,000	16,600

7.00%, 3/15/2027	18,000	15,120

Albertsons Cos. LLC

6.63%, 6/15/2024	124,000	124,000

5.75%, 3/15/2025	25,000	23,812

Alliance Data Systems Corp. 5.38%, 8/1/2022 (b)	47,000	47,705

Allison Transmission, Inc.

5.00%, 10/1/2024 (b)	20,000	20,125

4.75%, 10/1/2027 (b)	50,000	47,875

Ally Financial, Inc. 4.63%, 5/19/2022	174,000	177,262

Altria Group, Inc.

4.00%, 1/31/2024	40,000	40,377

1.70%, 6/15/2025	EUR300,000	340,314

2.20%, 6/15/2027	EUR 250,000	283,460

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	57

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

4.25%, 8/9/2042	15,000	12,115

3.88%, 9/16/2046	115,000	87,152

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	146,000	134,685

5.88%, 11/15/2026	18,000	16,202

6.13%, 5/15/2027	19,000	17,029

AMC Networks, Inc. 5.00%, 4/1/2024	119,000	118,071

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022	241,000	246,724

6.25%, 4/1/2025	11,000	10,974

6.50%, 4/1/2027	43,000	42,462

American Tower Corp.

REIT, 5.00%, 2/15/2024	570,000	604,102

REIT, 1.38%, 4/4/2025	EUR140,000	157,386

American Woodmark Corp. 4.88%, 3/15/2026 (b)	95,000	92,625

AmeriGas Partners LP 5.50%, 5/20/2025	35,000	34,650

Amkor Technology, Inc. 6.38%, 10/1/2022	130,000	130,975

Antero Resources Corp. 5.13%, 12/1/2022	134,000	134,214

Anthem, Inc. 3.50%, 8/15/2024	110,000	109,890

Aramark International Finance SARL 3.13%, 4/1/2025 (a)	EUR100,000	118,326

Arconic, Inc. 5.90%, 2/1/2027	60,000	59,700

AT&T, Inc. 4.75%, 5/15/2046	75,000	69,638

Avantor, Inc. 6.00%, 10/1/2024 (b)	200,000	204,000

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (b)	55,000	56,100

5.25%, 3/15/2025 (b)	141,000	133,950

Avis Budget Finance plc 4.13%, 11/15/2024 (a)	EUR100,000	117,692

Axalta Coating Systems LLC 4.25%, 8/15/2024 (a)	EUR100,000	118,579

B&G Foods, Inc. 5.25%, 4/1/2025	20,000	19,136

Ball Corp. 4.38%, 12/15/2023	EUR250,000	323,599

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (b)	35,000	33,906

Bank of America Corp.

2.63%, 4/19/2021	270,000	268,243

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (d)	180,000	178,572

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)	810,000	799,468

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (c) (d) (e)	230,000	250,470

Series L, 4.18%, 11/25/2027	180,000	179,156

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (c) (d) (e)	335,000	327,660

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (b)	74,000	76,683

4.50%, 5/15/2023 (a)	EUR300,000	343,756

5.88%, 5/15/2023 (b)	250,000	248,750

7.00%, 3/15/2024 (b)	75,000	79,031

6.13%, 4/15/2025 (b)	445,000	428,312

Becton Dickinson and Co. 1.40%, 5/24/2023	EUR100,000	115,545

Belden, Inc. 3.38%, 7/15/2027 (a)	EUR300,000	341,208

Berry Global, Inc.

5.13%, 7/15/2023	25,000	25,031

4.50%, 2/15/2026 (b)	13,000	12,301

Big River Steel LLC 7.25%, 9/1/2025 (b)	10,000	10,362

Blue Racer Midstream LLC 6.13%, 11/15/2022 (b)	80,000	81,100

Boston Scientific Corp.

3.75%, 3/1/2026	110,000	109,977

4.00%, 3/1/2029	280,000	280,060

Boyd Gaming Corp.

6.88%, 5/15/2023	80,000	83,600

6.38%, 4/1/2026	89,000	92,782

Boyne USA, Inc. 7.25%, 5/1/2025 (b)	35,000	37,450

Brink’s Co. (The) 4.63%, 10/15/2027 (b)	12,000	11,430

Bristow Group, Inc. 6.25%, 10/15/2022	8,000	2,400

Broadcom Corp. 3.63%, 1/15/2024	210,000	204,082

Buckeye Partners LP

4.15%, 7/1/2023	171,000	169,965

3.95%, 12/1/2026	30,000	28,055

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (d)	45,000	39,038

BWAY Holding Co. 5.50%, 4/15/2024 (b)	75,000	73,945

Cablevision Systems Corp. 8.00%, 4/15/2020	119,000	124,688

California Resources Corp. 8.00%, 12/15/2022 (b)	22,000	17,572

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

Callon Petroleum Co. 6.13%, 10/1/2024	45,000	45,337

Calpine Corp. 5.25%, 6/1/2026 (b)	69,000	67,534

Camelot Finance SA 7.88%, 10/15/2024 (b)	30,000	31,320

Capital One Financial Corp. 3.80%, 1/31/2028	180,000	172,983

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023	47,000	46,354

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (b)	15,000	14,850

CBS Radio, Inc. 7.25%, 11/1/2024 (b)	20,000	19,825

CCO Holdings LLC

5.88%, 4/1/2024 (b)	139,000	144,734

5.75%, 2/15/2026 (b)	501,000	519,181

5.13%, 5/1/2027 (b)	140,000	137,375

Centene Corp. 6.13%, 2/15/2024	48,000	50,220

Central Garden & Pet Co.

6.13%, 11/15/2023	20,000	20,750

5.13%, 2/1/2028	95,000	87,875

CenturyLink, Inc.

Series S, 6.45%, 6/15/2021	70,000	72,713

Series T, 5.80%, 3/15/2022	60,000	61,575

Series W, 6.75%, 12/1/2023	80,000	83,075

CF Industries, Inc. 4.50%, 12/1/2026 (b)	190,000	188,337

Charter Communications Operating LLC

4.91%, 7/23/2025	279,000	289,021

5.38%, 5/1/2047	138,000	130,841

Chemours Co. (The)

6.63%, 5/15/2023	40,000	41,502

7.00%, 5/15/2025	17,000	17,723

4.00%, 5/15/2026	EUR100,000	113,075

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	39,000	41,535

Cheniere Energy Partners LP 5.25%, 10/1/2025	30,000	30,375

Chesapeake Energy Corp.

7.00%, 10/1/2024	40,000	39,500

8.00%, 1/15/2025	32,000	32,520

8.00%, 6/15/2027	134,000	132,707

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (b)	134,000	121,270

Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	25,025

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

CITGO Petroleum Corp. 6.25%, 8/15/2022 (b)	27,000	26,899

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	100,000	99,623

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (d) (e)	190,000	191,425

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (c) (d) (e)	200,000	210,232

Clear Channel Worldwide Holdings, Inc.

Series B, 7.63%, 3/15/2020	125,000	125,062

Series B, 6.50%, 11/15/2022	450,000	460,125

9.25%, 2/15/2024 (b)	100,000	104,875

Clearwater Paper Corp. 4.50%, 2/1/2023	32,000	30,400

Clearway Energy Operating LLC 5.00%, 9/15/2026	44,000	41,030

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (b)	15,000	14,962

5.75%, 3/1/2025	10,000	9,775

CNG Holdings, Inc. 9.38%, 5/15/2020 (b)	60,000	58,875

CNO Financial Group, Inc. 5.25%, 5/30/2025	15,000	15,375

CNX Midstream Partners LP 6.50%, 3/15/2026 (b)	20,000	19,650

CNX Resources Corp. 5.88%, 4/15/2022	21,000	21,210

Cogent Communications Finance, Inc. 5.63%, 4/15/2021 (b)	40,000	40,300

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (b)	25,000	25,437

Comcast Corp.

3.95%, 10/15/2025	250,000	257,647

3.20%, 7/15/2036	170,000	148,736

4.60%, 8/15/2045	105,000	106,010

4.00%, 3/1/2048	90,000	84,145

4.70%, 10/15/2048	120,000	124,936

Commercial Metals Co. 4.88%, 5/15/2023	30,000	29,400

CommScope Technologies LLC 6.00%, 6/15/2025 (b)	289,000	272,382

Community Health Systems, Inc.

5.13%, 8/1/2021	33,000	32,381

6.25%, 3/31/2023	21,000	20,212

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	59

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

8.63%, 1/15/2024 (b)	37,000	38,018

8.13%, 6/30/2024 (b)	60,000	49,950

Concho Resources, Inc. 3.75%, 10/1/2027	53,000	51,357

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (b)	26,000	24,895

Constellium NV 4.25%, 2/15/2026 (a)	EUR200,000	227,037

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (b)	105,000	94,106

Coty, Inc. 6.50%, 4/15/2026 (b)	50,000	48,185

Covanta Holding Corp. 5.88%, 7/1/2025	14,000	13,965

Crestwood Midstream Partners LP 5.75%, 4/1/2025	30,000	30,197

Crown Americas LLC 4.25%, 9/30/2026	74,000	71,225

Crown European Holdings SA

4.00%, 7/15/2022 (a)	EUR350,000	433,937

2.63%, 9/30/2024 (a)	EUR125,000	147,158

CSC Holdings LLC 6.63%, 10/15/2025 (b)	210,000	221,550

CSI Compressco LP 7.50%, 4/1/2025 (b)	10,000	9,700

Curo Group Holdings Corp. 8.25%, 9/1/2025 (b)	110,000	94,240

CVR Partners LP 9.25%, 6/15/2023 (b)	93,000	98,106

CVS Health Corp.

4.30%, 3/25/2028	100,000	100,068

4.78%, 3/25/2038	65,000	63,230

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (b)	105,000	107,100

Darling Global Finance BV 3.63%, 5/15/2026 (a)	EUR125,000	146,249

DaVita, Inc. 5.13%, 7/15/2024	82,000	81,180

DCP Midstream Operating LP 3.88%, 3/15/2023	74,000	73,445

Delek Logistics Partners LP 6.75%, 5/15/2025	29,000	27,840

Dell International LLC

7.13%, 6/15/2024 (b)	37,000	39,262

6.02%, 6/15/2026 (b)	255,000	270,422

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	15,000	14,175

DISH DBS Corp.

6.75%, 6/1/2021	10,000	10,225

5.88%, 7/15/2022	157,000	149,935

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

5.00%, 3/15/2023	100,000	88,375

5.88%, 11/15/2024	415,000	349,513

7.75%, 7/1/2026	122,000	105,530

Dole Food Co., Inc. 7.25%, 6/15/2025 (b)	39,000	35,086

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (b)	60,000	61,050

Eldorado Resorts, Inc. 7.00%, 8/1/2023	40,000	41,900

Encompass Health Corp.

5.75%, 11/1/2024	85,000	85,875

5.75%, 9/15/2025	105,000	106,050

Endo Finance LLC 5.75%, 1/15/2022 (b)	67,000	62,812

Energizer Holdings, Inc. 5.50%, 6/15/2025 (b)	70,000	68,425

EnLink Midstream Partners LP

4.40%, 4/1/2024	20,000	19,425

4.15%, 6/1/2025	20,000	19,050

5.60%, 4/1/2044	20,000	17,650

Ensco plc 5.20%, 3/15/2025	11,000	8,442

Entegris, Inc. 4.63%, 2/10/2026 (b)	65,000	63,862

Enterprise Development Authority (The) 12.00%, 7/15/2024 (b)	85,000	85,637

Enterprise Products Operating LLC

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)	125,000	114,638

(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (d)	28,000	24,513

Envision Healthcare Corp. 8.75%, 10/15/2026 (b)	130,000	117,325

EP Energy LLC

9.38%, 5/1/2024 (b)	34,000	15,895

8.00%, 11/29/2024 (b)	87,000	61,335

7.75%, 5/15/2026 (b)	161,000	142,686

Equinix, Inc.

REIT, 5.38%, 4/1/2023	60,000	61,050

REIT, 2.88%, 10/1/2025	EUR225,000	262,608

REIT, 5.88%, 1/15/2026	115,000	120,463

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (b)	133,000	132,335

Exela Intermediate LLC 10.00%, 7/15/2023 (b)	56,000	57,120

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (b)	32,000	31,480

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

First Data Corp.

5.38%, 8/15/2023 (b)	190,000	194,465

5.75%, 1/15/2024 (b)	60,000	61,925

FirstCash, Inc. 5.38%, 6/1/2024 (b)	15,000	15,192

FirstEnergy Corp. Series B, 3.90%, 7/15/2027	295,000	292,066

Fox Corp.

4.03%, 1/25/2024 (b)	90,000	91,722

4.71%, 1/25/2029 (b)	40,000	41,462

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	59,000	58,336

3.88%, 3/15/2023	25,000	24,637

Frontier Communications Corp.

8.75%, 4/15/2022	35,000	23,888

8.50%, 4/1/2026 (b)	160,000	148,800

FXI Holdings, Inc. 7.88%, 11/1/2024 (b)	14,000	13,405

GCI LLC 6.88%, 4/15/2025	90,000	91,800

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	200,000	180,656

General Electric Co.

1.50%, 5/17/2029	EUR100,000	106,484

2.13%, 5/17/2037	EUR100,000	98,780

4.50%, 3/11/2044	120,000	107,420

General Motors Co. 5.15%, 4/1/2038	115,000	103,288

General Motors Financial Co., Inc. 4.00%, 1/15/2025	330,000	316,969

Genesis Energy LP 5.63%, 6/15/2024	35,000	32,578

GEO Group, Inc. (The) REIT, 5.88%, 10/15/2024	100,000	94,750

Gilead Sciences, Inc. 4.00%, 9/1/2036	20,000	18,638

Global Partners LP

6.25%, 7/15/2022	25,000	24,500

7.00%, 6/15/2023	25,000	24,719

Goldman Sachs Group, Inc. (The)

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (c) (d) (e)	170,000	156,400

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (d)	205,000	200,757

(ICE LIBOR USD 3 Month + 1.60%), 4.23%, 11/29/2023 (d)	130,000	132,900

(ICE LIBOR USD 3 Month + 1.17%), 3.85%, 5/15/2026 (d)	201,000	196,242

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Series O, (ICE LIBOR USD 3 Month + 3.83%), 5.30%, 11/10/2026 (c) (d) (e)	190,000	188,986

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	67,000	65,218

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026	94,000	89,182

4.88%, 3/15/2027	21,000	19,320

Gray Television, Inc. 7.00%, 5/15/2027 (b)	60,000	63,450

Gulfport Energy Corp. 6.00%, 10/15/2024	78,000	70,590

H&E Equipment Services, Inc. 5.63%, 9/1/2025	15,000	14,850

Hanesbrands, Inc. 4.88%, 5/15/2026 (b)	51,000	50,235

Harris Corp. 4.85%, 4/27/2035	185,000	190,925

HCA, Inc.

5.88%, 3/15/2022	82,000	87,248

5.88%, 5/1/2023	82,000	86,715

5.38%, 2/1/2025	130,000	134,835

5.88%, 2/15/2026	375,000	396,094

5.63%, 9/1/2028	4,000	4,135

5.88%, 2/1/2029	16,000	16,780

Hertz Corp. (The)

7.38%, 1/15/2021	24,000	24,000

7.63%, 6/1/2022 (b)	6,000	6,135

5.50%, 10/15/2024 (b)	213,000	181,050

Hertz Holdings Netherlands BV 4.13%, 10/15/2021 (a)	EUR125,000	145,110

Hilcorp Energy I LP

5.00%, 12/1/2024 (b)	23,000	22,080

6.25%, 11/1/2028 (b)	25,000	24,500

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026 (b)	5,000	5,024

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	23,000	23,690

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	65,000	64,675

4.88%, 4/1/2027	34,000	33,830

Holly Energy Partners LP 6.00%, 8/1/2024 (b)	16,000	16,400

Home Depot, Inc. (The) 3.90%, 12/6/2028	140,000	145,074

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	104,000	101,660

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	61

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

Huntsman International LLC 5.13%, 4/15/2021	EUR100,000	123,641

Icahn Enterprises LP 6.00%, 8/1/2020	45,000	45,450

IHS Markit Ltd. 4.00%, 3/1/2026 (b)	21,000	20,398

Infor Software Parent LLC 7.13% (cash), 5/1/2021 (b) (g)	58,000	58,232

Infor US, Inc. 6.50%, 5/15/2022	141,000	143,788

Intel Corp. 2.60%, 5/19/2026	15,000	14,372

International Game Technology plc 4.75%, 2/15/2023 (a)	EUR200,000	247,673

IQVIA, Inc.

3.50%, 10/15/2024 (a)	EUR250,000	291,471

3.25%, 3/15/2025 (a)	EUR200,000	232,328

IRB Holding Corp. 6.75%, 2/15/2026 (b)	58,000	54,810

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	58,000	58,145

REIT, 3.00%, 1/15/2025 (a)	EUR100,000	112,890

ITC Holdings Corp. 3.35%, 11/15/2027	140,000	134,678

Jack Ohio Finance LLC 6.75%, 11/15/2021 (b)	40,000	41,200

JBS USA LUX SA 6.75%, 2/15/2028 (b)	80,000	82,744

JELD-WEN, Inc. 4.63%, 12/15/2025 (b)	70,000	65,888

Kaiser Aluminum Corp. 5.88%, 5/15/2024	10,000	10,225

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	14,000	13,772

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (b)	90,000	91,913

Kraft Heinz Foods Co. 4.38%, 6/1/2046	55,000	45,572

Kroger Co. (The) 2.65%, 10/15/2026	135,000	121,568

Kronos International, Inc. 3.75%, 9/15/2025 (b)	EUR100,000	104,645

L Brands, Inc.

5.63%, 10/15/2023	45,000	44,663

5.25%, 2/1/2028	18,000	15,570

Lamar Media Corp. 5.75%, 2/1/2026	50,000	52,313

Lennar Corp. 5.88%, 11/15/2024	48,000	50,400

Level 3 Financing, Inc. 5.25%, 3/15/2026	61,000	59,856

Level 3 Parent LLC 5.75%, 12/1/2022	175,000	176,969

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (b)	15,000	17,100

LKQ Italia Bondco SpA 3.88%, 4/1/2024 (a)	EUR100,000	120,177

LPL Holdings, Inc. 5.75%, 9/15/2025 (b)	38,000	38,428

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026 (b)	26,000	26,845

Martin Marietta Materials, Inc. 3.50%, 12/15/2027	125,000	115,920

4.25%, 12/15/2047	150,000	124,830

Martin Midstream Partners LP 7.25%, 2/15/2021	46,000	44,793

Masco Corp. 3.50%, 11/15/2027	15,000	13,895

MasTec, Inc. 4.88%, 3/15/2023	37,000	37,093

Matador Resources Co. 5.88%, 9/15/2026	21,000	20,895

Mattel, Inc.

3.15%, 3/15/2023	10,000	8,825

6.75%, 12/31/2025 (b)	135,000	132,975

MetLife, Inc. 6.40%, 12/15/2036	20,000	21,200

MGM Resorts International

6.00%, 3/15/2023	315,000	329,569

4.63%, 9/1/2026	55,000	52,250

Morgan Stanley

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 7/15/2020 (c) (d) (e)	100,000	100,375

3.70%, 10/23/2024	360,000	361,572

3.63%, 1/20/2027	200,000	196,117

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	15,000	14,764

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)	240,000	228,025

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (b)	59,000	58,779

Mylan, Inc. 4.20%, 11/29/2023	270,000	268,570

Nabors Industries, Inc.

5.10%, 9/15/2023	9,000	7,965

5.75%, 2/1/2025	90,000	79,425

Nationstar Mortgage LLC

6.50%, 7/1/2021	2,000	2,006

6.50%, 6/1/2022	45,000	44,652

Netflix, Inc.

4.38%, 11/15/2026	70,000	67,156

3.63%, 5/15/2027	EUR100,000	116,300

4.88%, 4/15/2028	65,000	63,294

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

New Albertsons LP 8.00%, 5/1/2031	103,000	92,442

New Home Co., Inc. (The) 7.25%, 4/1/2022	33,000	30,380

NextEra Energy Operating Partners LP 4.25%, 9/15/2024 (b)	10,000	9,825

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (b)	110,000	110,963

5.00%, 2/1/2025 (b)	40,000	39,500

Nielsen Finance LLC 5.00%, 4/15/2022 (b)	38,000	37,905

Noble Energy, Inc. 3.85%, 1/15/2028	410,000	387,714

Noble Holding International Ltd.

7.88%, 2/1/2026 (b)	53,000	49,555

5.25%, 3/15/2042	12,000	7,440

Northern Oil and Gas, Inc. 8.50%, (Blend (cash 8.50% + PIK 1.00%), 5/15/2023 (g)	30,075	30,815

Novelis Corp. 5.88%, 9/30/2026 (b)	74,000	72,150

NRG Energy, Inc. 6.63%, 1/15/2027	45,000	47,925

Nuance Communications, Inc. 5.63%, 12/15/2026	50,000	51,000

NuStar Logistics LP 5.63%, 4/28/2027	30,000	30,075

NVA Holdings, Inc. 6.88%, 4/1/2026 (b)	20,000	19,300

Oasis Petroleum, Inc.

6.88%, 1/15/2023	125,000	124,219

6.25%, 5/1/2026 (b)	33,000	31,432

OI European Group BV 3.13%, 11/15/2024 (a)	EUR150,000	178,070

ONEOK, Inc. 4.00%, 7/13/2027	130,000	127,820

Outfront Media Capital LLC 5.88%, 3/15/2025	75,000	76,897

Owens Corning 4.30%, 7/15/2047	165,000	128,293

Party City Holdings, Inc. 6.63%, 8/1/2026 (b)	47,000	46,295

Pattern Energy Group, Inc. 5.88%, 2/1/2024 (b)	20,000	20,275

PBF Holding Co. LLC 7.25%, 6/15/2025	22,000	22,561

Peabody Energy Corp. 6.00%, 3/31/2022 (b)	20,000	20,175

Penske Automotive Group, Inc. 5.75%, 10/1/2022	35,000	35,525

PetSmart, Inc.

7.13%, 3/15/2023 (b)	12,000	8,130

5.88%, 6/1/2025 (b)	85,000	67,575

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

8.88%, 6/1/2025 (b)	14,000	9,450

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (b)	63,000	63,000

Plantronics, Inc. 5.50%, 5/31/2023 (b)	53,000	52,801

Post Holdings, Inc.

5.00%, 8/15/2026 (b)	63,000	60,559

5.75%, 3/1/2027 (b)	50,000	49,312

5.63%, 1/15/2028 (b)	50,000	48,313

PPL Capital Funding, Inc. 3.10%, 5/15/2026	130,000	122,254

Prime Security Services Borrower LLC 9.25%, 5/15/2023 (b)	43,000	45,344

PVH Corp. 3.63%, 7/15/2024 (a)	EUR125,000	154,625

QEP Resources, Inc.

5.38%, 10/1/2022	38,000	37,335

5.63%, 3/1/2026	5,000	4,688

Qorvo, Inc. 5.50%, 7/15/2026 (b)	52,000	53,040

Quicken Loans, Inc. 5.75%, 5/1/2025 (b)	53,000	52,311

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (b)	38,000	33,250

Radian Group, Inc. 4.50%, 10/1/2024	25,000	24,313

Rain CII Carbon LLC 7.25%, 4/1/2025 (b)	50,000	43,250

Realty Income Corp. REIT, 3.65%, 1/15/2028	150,000	147,790

Refinitiv US Holdings, Inc. 6.25%, 5/15/2026 (b)	9,000	9,090

8.25%, 11/15/2026 (b)	9,000	8,806

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	72,683	72,828

5.13%, 7/15/2023 (b)	76,000	76,000

Rite Aid Corp. 6.13%, 4/1/2023 (b)	80,000	68,343

Rockwell Collins, Inc.

3.70%, 12/15/2023	325,000	325,758

3.20%, 3/15/2024	400,000	392,125

3.50%, 3/15/2027	340,000	328,664

Roper Technologies, Inc. 3.80%, 12/15/2026	280,000	276,313

Schlumberger Holdings Corp. 3.75%, 5/1/2024 (b)	315,000	316,183

Scientific Games International, Inc.

10.00%, 12/1/2022	29,000	30,487

5.00%, 10/15/2025 (b)	55,000	53,281

Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	70,000	72,100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	63

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

Sealed Air Corp. 5.13%, 12/1/2024 (b)	94,000	96,685

SemGroup Corp. 5.63%, 11/15/2023	58,000	54,230

Sempra Energy 3.80%, 2/1/2038	145,000	128,023

Sensata Technologies BV 4.88%, 10/15/2023 (b)	85,000	87,338

Service Corp. International 7.50%, 4/1/2027	70,000	77,350

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	225,000	217,069

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR200,000	234,315

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (b)	176,000	177,760

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (b)	10,000	10,112

6.00%, 7/15/2024 (b)	170,000	176,162

5.38%, 4/15/2025 (b)	90,000	91,716

5.00%, 8/1/2027 (b)	12,000	11,730

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (b)	21,000	20,685

Solera LLC 10.50%, 3/1/2024 (b)	45,000	48,769

Sotheby’s 4.88%, 12/15/2025 (b)	20,000	19,300

Southwestern Energy Co. 6.20%, 1/23/2025 (f)	87,000	86,104

Spectrum Brands, Inc.

6.63%, 11/15/2022	56,000	57,260

5.75%, 7/15/2025	40,000	39,150

Springleaf Finance Corp.

5.63%, 3/15/2023	60,000	60,900

7.13%, 3/15/2026	32,000	32,400

Sprint Capital Corp. 8.75%, 3/15/2032	175,000	189,674

Sprint Corp.

7.88%, 9/15/2023	160,000	171,000

7.13%, 6/15/2024	80,000	82,658

7.63%, 2/15/2025	376,000	393,860

SPX FLOW, Inc. 5.63%, 8/15/2024 (b)	50,000	50,000

Standard Industries, Inc.

6.00%, 10/15/2025 (b)	24,000	25,050

4.75%, 1/15/2028 (b)	60,000	56,100

Staples, Inc. 8.50%, 9/15/2025 (b)	135,000	132,300

Station Casinos LLC 5.00%, 10/1/2025 (b)	10,000	9,713

Steel Dynamics, Inc. 5.00%, 12/15/2026	25,000	25,438

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (b)	16,000	16,320

Summit Materials LLC 6.13%, 7/15/2023	20,000	20,500

Summit Midstream Holdings LLC

5.50%, 8/15/2022	20,000	19,944

5.75%, 4/15/2025	20,000	19,100

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	130,000	122,604

Sunoco LP

4.88%, 1/15/2023	20,000	20,250

5.50%, 2/15/2026	15,000	14,900

Synchrony Financial 4.25%, 8/15/2024	50,000	49,012

Syneos Health, Inc. 7.50%, 10/1/2024 (b)	51,000	53,295

Talen Energy Supply LLC 6.50%, 6/1/2025	20,000	17,820

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (b)	28,000	28,603

Targa Resources Partners LP

4.25%, 11/15/2023	62,000	61,225

6.75%, 3/15/2024	170,000	178,075

Team Health Holdings, Inc. 6.38%, 2/1/2025 (b)	41,000	32,544

TEGNA, Inc. 6.38%, 10/15/2023	75,000	77,250

Tempur Sealy International, Inc.

5.63%, 10/15/2023	110,000	111,100

5.50%, 6/15/2026	50,000	49,875

Tenet Healthcare Corp.

4.50%, 4/1/2021	74,000	74,925

8.13%, 4/1/2022	145,000	154,787

6.75%, 6/15/2023	70,000	71,750

5.13%, 5/1/2025	75,000	74,344

6.25%, 2/1/2027 (b)	35,000	36,028

Tenneco, Inc. 5.00%, 7/15/2026	65,000	55,575

Terex Corp. 5.63%, 2/1/2025 (b)	65,000	63,213

Terraform Global Operating LLC 6.13%, 3/1/2026 (b)	10,000	9,625

TerraForm Power Operating LLC

4.25%, 1/31/2023 (b)	17,000	16,842

6.63%, 6/15/2025 (b) (f)	8,000	8,400

5.00%, 1/31/2028 (b)	21,000	19,950

Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	475,000	468,071

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	150,000	—

6.38%, 3/1/2025	79,000	82,209

6.50%, 1/15/2026	375,000	400,312

6.50%, 1/15/2026 ‡	160,000	—

4.50%, 2/1/2026	50,000	49,313

TransDigm, Inc. 6.25%, 3/15/2026 (b)	70,000	71,750

Transocean Pontus Ltd. 6.13%, 8/1/2025 (b)	19,845	20,043

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (b)	10,000	10,275

Transocean Proteus Ltd. 6.25%, 12/1/2024 (b)	38,400	39,168

Transocean, Inc. 9.00%, 7/15/2023 (b)	25,000	26,375

7.50%, 1/15/2026 (b)	55,000	53,075

7.50%, 4/15/2031	9,000	7,448

6.80%, 3/15/2038	36,000	27,180

9.35%, 12/15/2041 (f)	29,000	26,680

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (b)	17,000	15,980

Triumph Group, Inc. 7.75%, 8/15/2025	75,000	71,250

Tronox, Inc. 6.50%, 4/15/2026 (b)	19,000	17,979

Tutor Perini Corp. 6.88%, 5/1/2025 (b)	42,000	41,685

Ultra Resources, Inc. 9.00%, 7/12/2024	126,000	81,270

Union Pacific Corp.

3.15%, 3/1/2024	130,000	129,564

4.30%, 3/1/2049	100,000	97,425

United Continental Holdings, Inc.

4.25%, 10/1/2022	15,000	14,963

5.00%, 2/1/2024	25,000	25,125

United Rentals North America, Inc.

5.75%, 11/15/2024	45,000	46,350

5.50%, 5/15/2027	289,000	289,000

United States Cellular Corp. 6.70%, 12/15/2033	90,000	95,400

United States Steel Corp.

6.88%, 8/15/2025	9,000	8,865

6.25%, 3/15/2026	28,000	26,495

United Technologies Corp.

3.95%, 8/16/2025	125,000	127,414

4.13%, 11/16/2028	150,000	152,349

3.75%, 11/1/2046	115,000	101,155

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Uniti Group LP REIT, 6.00%, 4/15/2023 (b)	85,000	78,837

Univision Communications, Inc.

5.13%, 5/15/2023 (b)	26,000	23,595

5.13%, 2/15/2025 (b)	21,000	18,270

Vantiv LLC 3.88%, 11/15/2025 (a)	GBP100,000	128,954

Verizon Communications, Inc. 4.33%, 9/21/2028	230,000	238,001

Verscend Escrow Corp. 9.75%, 8/15/2026 (b)	4,000	4,090

Vertiv Group Corp. 9.25%, 10/15/2024 (b)	97,000	97,126

VICI Properties 1 LLC REIT, 8.00%, 10/15/2023	115,000	125,638

Vista Outdoor, Inc. 5.88%, 10/1/2023	85,000	79,900

Vistra Energy Corp. 5.88%, 6/1/2023	22,000	22,605

Vistra Operations Co. LLC 5.50%, 9/1/2026 (b)	55,000	57,063

W&T Offshore, Inc. 9.75%, 11/1/2023 (b)	34,000	33,660

Warner Media LLC 2.95%, 7/15/2026	42,000	38,995

Weatherford International Ltd.

6.50%, 8/1/2036	11,000	6,545

7.00%, 3/15/2038	21,000	12,548

Welbilt, Inc. 9.50%, 2/15/2024	140,000	150,675

WellCare Health Plans, Inc. 5.25%, 4/1/2025	13,000	13,272

Wells Fargo & Co. 4.90%, 11/17/2045	150,000	153,899

WESCO Distribution, Inc. 5.38%, 6/15/2024	17,000	17,043

Western Digital Corp. 4.75%, 2/15/2026	50,000	47,250

Western Midstream Operating LP 4.75%, 8/15/2028	120,000	118,419

Whiting Petroleum Corp.

5.75%, 3/15/2021	85,000	85,956

6.63%, 1/15/2026	21,000	20,580

William Carter Co. (The) 5.63%, 3/15/2027 (b)(j)	8,000	8,000

Williams Cos., Inc. (The) 4.00%, 9/15/2025	275,000	276,192

Windstream Services LLC 9.00%, 6/30/2025 (b)	161,000	95,795

WMG Acquisition Corp.

4.13%, 11/1/2024 (a)	EUR135,000	160,936

4.88%, 11/1/2024 (b)	113,000	112,152

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	65

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Corporate Bonds — continued

United States — continued

WPX Energy, Inc. 8.25%, 8/1/2023	70,000	78,488

Wyndham Destinations, Inc.

4.25%, 3/1/2022	2,000	1,990

6.35%, 10/1/2025 (f)	10,000	10,375

5.75%, 4/1/2027 (f)	10,000	9,925

Wynn Las Vegas LLC 5.50%, 3/1/2025 (b)	100,000	99,530

XPO Logistics, Inc. 6.50%, 6/15/2022 (b)	90,000	91,575

Zayo Group LLC

6.38%, 5/15/2025	104,000	103,220

5.75%, 1/15/2027 (b)	21,000	20,370

		45,499,993

Total Corporate Bonds (Cost $95,585,274)		93,709,146

Foreign Government Securities — 19.0%

Angola — 0.1%

Republic of Angola 9.50%, 11/12/2025 (a)	200,000	226,750

Bahrain — 0.3%

Kingdom of Bahrain 7.50%, 9/20/2047 (a)	500,000	518,750

Brazil — 0.8%

Federative Republic of Brazil 6.00%, 8/15/2050	BRL1,277,000	1,348,711

Colombia — 0.3%

Republic of Colombia

5.00%, 6/15/2045	200,000	201,200

5.20%, 5/15/2049	300,000	308,400

		509,600

Costa Rica — 0.2%

Republic of Costa Rica 7.00%, 4/4/2044 (a)	463,000	439,271

Cyprus — 0.4%

Republic of Cyprus 2.38%, 9/25/2028 (a)	EUR570,000	676,543

Dominican Republic — 0.3%

Government of Dominican Republic

6.88%, 1/29/2026 (a)	350,000	379,034

5.95%, 1/25/2027 (a)	160,000	166,134

		545,168

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Ecuador — 0.4%

Republic of Ecuador

10.50%, 3/24/2020 (a)	350,000	364,443

7.88%, 1/23/2028 (a)	400,000	378,054

		742,497

Egypt — 0.2%

Arab Republic of Egypt 7.60%, 3/1/2029 (b)	280,000	286,440

El Salvador — 0.2%

Republic of El Salvador

7.75%, 1/24/2023 (a)	152,000	159,790

7.63%, 2/1/2041 (a)	200,000	202,000

		361,790

Ethiopia — 0.1%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000	201,000

France — 0.7%

France Government Bond 1.50%, 5/25/2050 (a)	EUR1,120,000	1,235,868

Gabon — 0.1%

Gabonese Republic 6.38%, 12/12/2024 (a)	200,000	192,750

Greece — 0.9%

Greece Government Bond

3.45%, 4/2/2024 (a)	EUR247,000	288,921

3.38%, 2/15/2025 (a)	EUR1,166,000	1,336,921

		1,625,842

Indonesia — 2.0%

Republic of Indonesia

8.25%, 7/15/2021	IDR 20,461,000,000	1,490,777

8.75%, 5/15/2031	IDR16,335,000,000	1,216,924

8.25%, 5/15/2036	IDR7,468,000,000	532,196

6.63%, 2/17/2037 (a)	340,000	407,869

		3,647,766

Ivory Coast — 0.2%

Republic of Cote d’Ivoire 5.13%, 6/15/2025 (a)	EUR240,000	275,377

Jamaica — 0.1%

Jamaica Government International Bond 8.00%, 3/15/2039	220,000	261,715

Kenya — 0.1%

Republic of Kenya 8.25%, 2/28/2048 (a)	250,000	252,187

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Foreign Government Securities — continued

Lebanon — 0.3%

Republic of Lebanon

6.00%, 5/20/2019 (a)	177,000	175,451

6.85%, 3/23/2027 (a)	321,000	272,449

6.65%, 11/3/2028 (a)	199,000	164,424

		612,324

Malaysia — 1.0%

Federation of Malaysia

3.66%, 10/15/2020	MYR3,600,000	886,913

3.62%, 11/30/2021	MYR3,600,000	885,893

		1,772,806

Mexico — 1.0%

United Mexican States 7.25%, 12/9/2021	MXN35,000,000	1,779,207

Nigeria — 0.1%

Federal Republic of Nigeria 7.63%, 11/28/2047 (b)	270,000	262,575

Oman — 0.2%

Oman Government International Bond 6.75%, 1/17/2048 (a)	400,000	361,500

Paraguay — 0.2%

Republic of Paraguay 5.00%, 4/15/2026 (a)	420,000	435,120

Peru — 0.3%

Republic of Peru 5.94%, 2/12/2029 (a)	PEN1,630,000	510,778

Portugal — 3.3%

Portugal Obrigacoes do Tesouro

3.85%, 4/15/2021 (a)	EUR1,440,000	1,780,506

5.13%, 10/15/2024 (a)	990,000	1,055,455

2.88%, 10/15/2025 (a)	EUR860,000	1,114,323

2.88%, 7/21/2026 (a)	EUR1,215,000	1,571,532

2.25%, 4/18/2034 (a)	EUR350,000	413,286

		5,935,102

Qatar — 0.5%

State of Qatar

3.88%, 4/23/2023 (b)	420,000	429,450

4.63%, 6/2/2046 (a)	200,000	205,500

5.10%, 4/23/2048 (a)	245,000	263,681

		898,631

Saudi Arabia — 0.1%

Kingdom of Saudi Arabia 5.00%, 4/17/2049 (a)	260,000	264,225

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

Serbia — 0.2%

Republic of Serbia 4.88%, 2/25/2020 (a)	300,000	302,940

South Africa — 2.0%

Republic of South Africa 6.50%, 2/28/2041	ZAR71,840,000	3,587,737

Spain — 2.1%

Kingdom of Spain

1.85%, 7/30/2035 (a)	EUR780,000	880,645

2.90%, 10/31/2046 (a)	EUR1,545,000	1,951,771

2.70%, 10/31/2048 (a)	EUR844,000	1,016,653

		3,849,069

United Arab Emirates — 0.3%

Abu Dhabi Government Bond

4.13%, 10/11/2047 (a)	450,000	444,937

Total Foreign Government Securities (Cost $35,100,529)		34,364,976

Asset-Backed Securities — 8.4%

Cayman Islands — 0.7%

Apidos CLO Series XXXA, Class A2, 4.02%, 10/18/2031 (b) (i)	250,000	247,281

Benefit Street Partners CLO XI Series 2017-11A, Class A2A, 4.54%, 4/15/2029 (b) (i)	250,000	249,053

BlueMountain CLO Ltd. Series 2014-2A, Class BR2, 4.51%, 10/20/2030 ‡ (b) (i)	350,000	348,478

Renew Series 2017-1A, Class B, 5.75%, 9/20/2052 ‡ (b)	76,019	77,303

Shackleton CLO Ltd. Series 2014-6RA, Class B, 4.50%, 7/17/2028 (b) (i)	260,000	258,876

		1,180,991

United States — 7.7%

ACC Trust Series 2019-1, Class A, 3.75%, 5/20/2022 (b)	130,000	130,009

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (b)	263,336	267,825

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (b)	47,000	47,156

Series 2018-3, Class C, 3.75%, 10/15/2024 (b)	60,000	60,106

Business Jet Securities LLC Series 2018-2, Class C, 6.66%, 6/15/2033 (b)	204,508	204,844

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	67

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Asset-Backed Securities — continued

United States — continued

Chase Funding Trust Series 2003-6, Class 1A7, 5.04%, 11/25/2034 ‡ (f)	152,622	156,649

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (b)	54,360	54,437

CLUB Credit Trust Series 2017-NP1, Class C, 5.13%, 4/17/2023 (b)	59,581	59,853

Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class A, 2.42%, 9/15/2023 (b)	8,026	8,021

CPS Auto Receivables Trust

Series 2018-A, Class B, 2.77%, 4/18/2022 (b)	640,000	637,232

Series 2018-A, Class D, 3.66%, 12/15/2023 (b)	400,000	398,747

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (b)	250,000	250,176

Series 2018-3A, Class B, 3.89%, 10/15/2027 (b)	250,000	252,367

Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 3.40%, 1/25/2034 ‡ (i)	123,764	123,829

CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.15%, 2/25/2034 ‡ (f)	126,037	126,001

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	256,000	260,338

Series 2018-4, Class C, 3.66%, 11/15/2024	260,000	261,521

DT Auto Owner Trust

Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	100,000	100,050

Series 2018-3A, Class C, 3.79%, 7/15/2024 (b)	260,000	261,662

Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	65,000	65,112

Series 2019-1A, Class E, 4.94%, 2/17/2026 (b)	100,000	100,371

Exeter Automobile Receivables Trust

Series 2015-2A, Class D, 5.79%, 5/16/2022 (b)	100,000	101,598

Series 2015-3A, Class D, 6.55%, 10/17/2022 (b)	220,000	225,450

Series 2018-3A, Class C, 3.71%, 6/15/2023 (b)	99,000	99,654

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Series 2017-3A, Class C, 3.68%, 7/17/2023 (b)	180,000	180,837

Series 2016-3A, Class D, 6.40%, 7/17/2023 (b)	350,000	360,927

Series 2018-2A, Class D, 4.04%, 3/15/2024 (b)	60,000	60,566

Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	210,000	213,699

Series 2019-1A, Class C, 3.82%, 12/16/2024 (b)	130,000	130,710

Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	240,000	243,430

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (b)	275,030	275,243

Series 2017-4, Class D, 3.58%, 1/15/2024 (b)	280,000	279,098

Series 2017-2, Class E, 5.55%, 7/15/2024 (b)	380,000	386,791

Series 2018-3, Class C, 3.79%, 12/16/2024 (b)	170,000	171,391

Series 2018-3, Class D, 4.15%, 12/16/2024 (b)	40,000	40,306

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (b)	92,998	93,043

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (b)	100,000	100,702

GLS Auto Receivables Issuer Trust Series 2019-1A, Class C, 3.87%, 12/16/2024 (b)	155,000	155,401

Lendmark Funding Trust Series 2017-1A, Class C, 5.41%, 12/22/2025 ‡ (b)	350,000	357,229

Marlette Funding Trust

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (b)	100,000	99,491

Series 2018-1A, Class C, 3.69%, 3/15/2028 (b)	100,000	99,594

Series 2018-2A, Class B, 3.61%, 7/17/2028 (b)	335,000	334,664

Series 2018-2A, Class C, 4.37%, 7/17/2028 (b)	280,000	281,838

Series 2018-3A, Class A, 3.20%, 9/15/2028 (b)	66,093	66,111

MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (b) (f)	170,284	170,434

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Asset-Backed Securities — continued

United States — continued

MFA Trust Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (b) (f)	245,678	243,468

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 5.11%, 9/25/2034 ‡ (i)	311,899	311,235

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	100,000	100,471

Series 2018-1A, Class D, 4.40%, 1/14/2028 (b)	160,000	162,246

OneMain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (b)	100,000	99,568

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (b) (i)	293,000	291,159

Prestige Auto Receivables Trust

Series 2018-1A, Class C, 3.75%, 10/15/2024 (b)	440,000	445,414

Series 2018-1A, Class D, 4.14%, 10/15/2024 (b)	75,000	76,104

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL1, Class A1, 3.38%, 1/27/2033 ‡ (b) (f)	193,476	192,089

Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (b) (f)	238,237	239,826

Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (b)	262,000	267,707

Santander Drive Auto Receivables Trust Series 2018-4, Class D, 3.98%, 12/15/2025	350,000	352,698

SoFi Consumer Loan Program Trust Series 2018-1, Class B, 3.65%, 2/25/2027 (b)	100,000	99,816

Stanwich Mortgage Loan Trust Series 2018-NPB1, Class A1, 4.02%, 5/16/2023 ‡ (b) (f)	209,712	209,554

Structured Asset Investment Loan Trust

Series 2004-8, Class M3, 3.46%, 9/25/2034 ‡ (i)	84,676	82,123

Series 2005-HE3, Class M1, 3.21%, 9/25/2035 ‡ (i)	112,186	112,544

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	328,000	—

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Tricolor Auto Securitization Trust

Series 2018-2A, Class A, 3.96%, 10/15/2021 (b)	193,367	193,529

Series 2018-2A, Class C, 5.75%, 5/16/2022 (b)	385,581	387,300

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (b)	34,185	34,127

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (b) (f)	64,389	64,070

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (f)	60,549	60,381

VOLT LXIX LLC Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (b) (f)	389,000	390,126

VOLT LXVIII LLC Series 2018-NPL4, Class A2, 5.93%, 7/27/2048 ‡ (b) (f)	300,000	301,040

VOLT LXX LLC Series 2018-NPL6, Class A1B, 4.56%, 9/25/2048 ‡ (b) (f)	330,000	332,386

Westlake Automobile Receivables Trust

Series 2018-3A, Class C, 3.61%, 10/16/2023 (b)	130,000	130,570

Series 2018-3A, Class D, 4.00%, 10/16/2023 (b)	80,000	80,828

Series 2018-2A, Class E, 4.86%, 1/16/2024 (b)	310,000	312,613

		13,927,505

Total Asset-Backed Securities (Cost $15,056,902)		15,108,496

Commercial Mortgage-Backed Securities — 5.7%

United States — 5.7%

BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (b)	400,000	291,077

Banc of America Commercial Mortgage Trust

Series 2006-1, Class E, 6.01%, 9/10/2045 ‡ (b) (i)	25,332	26,181

Series 2007-5, Class AJ, 6.17%, 2/10/2051 (i)	529,194	533,250

BANK Series 2017-BNK9, Class D, 2.80%, 11/15/2054 (b)	105,000	83,048

BHMS ATLS Series 2018-ATLS, Class A, 3.74%, 7/15/2035 (b) (i)	492,000	491,224

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	69

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Commercial Mortgage-Backed Securities — continued

United States — continued

BX Commercial Mortgage Trust

Series 2018-IND, Class E, 4.19%, 11/15/2035 ‡ (b) (i)	362,689	363,256

Series 2018-BIOA, Class D, 3.81%, 3/15/2037 ‡ (b) (i)	485,000	482,565

BX Trust

Series 2018-MCSF, Class B, 3.29%, 4/15/2035 ‡ (b) (i)	100,000	97,937

Series 2018-MCSF, Class C, 3.49%, 4/15/2035 ‡ (b) (i)	100,000	96,811

BXMT Ltd. Series 2017-FL1, Class D, 5.19%, 6/15/2035 ‡ (b) (i)	210,000	209,737

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (b)	205,000	179,947

Series 2016-P5, Class C, 4.32%, 10/10/2049 ‡ (i)	350,000	344,846

Cold Storage Trust Series 2017-ICE3, Class B, 3.74%, 4/15/2036 ‡ (b) (i)	300,000	299,786

Commercial Mortgage Trust

Series 2004-GG1, Class H, 6.44%, 6/10/2036 ‡ (b) (i)	120,000	120,428

Series 2015-CR23, Class CME, 3.68%, 5/10/2048 (b) (i)	540,000	535,613

CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	100,000	98,066

FHLMC Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.30%, 7/25/2023 (i)	4,014,924	49,435

Series K153, Class X3, IO, 3.77%, 4/25/2035 (i)	340,000	114,533

Series K036, Class X3, IO, 2.11%, 12/25/2041 (i)	2,640,000	234,852

Series K720, Class X3, IO, 1.33%, 8/25/2042 (i)	6,800,000	273,620

Series K041, Class X3, IO, 1.64%, 11/25/2042 (i)	3,470,000	282,792

Series K042, Class X3, IO, 1.60%, 1/25/2043 (i)	3,025,000	241,179

Series K718, Class X3, IO, 1.43%, 2/25/2043 (i)	10,025,000	407,891

Series K045, Class X3, IO, 1.50%, 4/25/2043 (i)	1,915,000	146,852

Series K054, Class X3, IO, 1.60%, 4/25/2043 (i)	1,365,000	127,181

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

Series K050, Class X3, IO, 1.55%, 10/25/2043 (i)	1,010,000	86,185

Series K051, Class X3, IO, 1.61%, 10/25/2043 (i)	1,395,000	127,845

Series K052, Class X3, IO, 1.61%, 1/25/2044 (i)	750,000	70,140

Series K726, Class X3, IO, 2.13%, 7/25/2044 (i)	2,890,000	275,173

Series K067, Class X3, IO, 2.11%, 9/25/2044 (i)	950,000	137,434

Series K072, Class X3, IO, 2.14%, 12/25/2045 (i)	400,000	60,269

Series K078, Class X3, IO, 2.21%, 6/25/2051 (i)	1,820,000	301,442

FREMF Series 2018-KF46, Class B, 4.46%, 3/25/2028 (b) (i)	799,961	794,285

FREMF Mortgage Trust

Series 2017-KF31, Class B, 5.41%, 4/25/2024 (b) (i)	67,228	68,234

Series 2017-KF36, Class B, 5.16%, 8/25/2024 (b) (i)	96,985	97,735

Series 2017-KF38, Class B, 5.01%, 9/25/2024 (b) (i)	81,180	81,752

Series 2018-KF47, Class B, 4.51%, 5/25/2025 (b) (i)	49,977	49,852

Series 2018-KF49, Class B, 4.41%, 6/25/2025 (b) (i)	593,083	587,028

Series 2017-K728, Class B, 3.65%, 11/25/2050 (b) (i)	190,000	186,843

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (i)	105,000	100,485

GNMA Series 2017-23, IO, 0.73%, 5/16/2059 (i)	695,635	42,461

GRACE Mortgage Trust Series 2014-GRCE, Class B, 3.52%, 6/10/2028 ‡ (b)	100,000	100,333

GS Mortgage Securities Trust Series 2012-GCJ9, Class D, 4.75%, 11/10/2045 ‡ (b) (i)	320,000	318,340

JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-CBX, Class C, 5.07%, 1/12/2037 (i)	51,672	51,737

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.09%, 7/15/2044 (i)	66,335	67,053

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (i)	248,309	171,403

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Commercial Mortgage-Backed Securities — continued

United States — continued

Morgan Stanley Capital I Trust Series 2005-HQ7, Class E, 5.39%, 11/14/2042 ‡ (i)	71,044	71,044

Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (i)	296,438	299,725

Total Commercial Mortgage-Backed Securities (Cost $10,268,658)		10,278,905

Mortgage-Backed Securities — 3.9%

United States — 3.9%

FHLMC Gold Pools, 15 Year, Single Family Pool # G18702, 3.50%, 8/1/2033	2,390,570	2,430,662

FHLMC Gold Pools, 30 Year, Single Family Pool # G67705, 4.00%, 10/1/2047	1,972,774	2,032,526

FNMA, 15 Year, Single Family

Pool # 890789, 3.00%, 9/1/2032	2,101,723	2,098,539

Pool # BM3956, 3.00%, 12/1/2032	441,242	440,903

Total Mortgage-Backed Securities (Cost $6,952,627)		7,002,630

Collateralized Mortgage Obligations — 3.2%

Netherlands — 0.2%

Permanent Master Issuer plc Series 2018-1A, Class 1A1, 3.17%, 7/15/2058 (b) (i)	255,000	254,181

United Kingdom — 0.1%

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 3.46%, 12/22/2069 (b) (i)	200,000	200,116

United States — 2.9%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	177,069	176,148

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	110,752	110,638

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	163,615	163,327

Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	197,017	165,822

Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 4.62%, 2/25/2037 (i)	49,683	50,109

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	73,784	59,166

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)

United States — continued

FHLMC REMIC

Series 2916, Class S, IF, IO, 4.76%, 1/15/2035 (i)	2,684,082	458,046

Series 4689, Class SD, IF, IO, 3.66%, 6/15/2047 (i)	773,965	143,454

Series 4714, Class SA, IF, IO, 3.66%, 8/15/2047 (i)	593,849	108,897

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.79%, 9/25/2030 (i)	60,000	59,972

FNMA REMIC

Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	545,069	33,843

Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	2,410,528	199,221

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,300,439	134,147

Series 2012-93, Class SE, IF, IO, 3.61%, 9/25/2042 (i)	174,777	30,260

Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	245,707	50,396

Series 2012-133, Class NS, IF, IO, 3.66%, 12/25/2042 (i)	331,278	59,015

Series 2017-31, Class SG, IF, IO, 3.61%, 5/25/2047 (i)	1,866,227	333,542

Series 2017-39, Class ST, IF, IO, 3.61%, 5/25/2047 (i)	500,374	85,173

Series 2017-69, Class SH, IF, IO, 3.71%, 9/25/2047 (i)	848,840	160,595

FNMA STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (i)	373,704	33,119

FNMA, Connecticut Avenue Securities

Series 2018-C05, Class 1M2, 4.84%, 1/25/2031 (i)	10,000	10,079

Series 2018-C06, Class 1M2, 4.49%, 3/25/2031 (i)	130,000	128,914

Series 2018-C06, Class 2M2, 4.59%, 3/25/2031 (i)	30,000	29,725

GNMA

Series 2015-H13, Class GI, IO, 1.61%, 4/20/2065 (i)	305,025	14,259

Series 2017-H14, Class FG, 3.53%, 6/20/2067 (i)	406,717	416,419

Homeward Opportunities Fund I Trust Series 2018-1, Class A1, 3.77%, 6/25/2048 (b) (i)	85,856	86,448

Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 3.05%, 7/25/2029 (i)	105,795	101,308

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	71

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE ($)
Collateralized Mortgage Obligations — continued

United States — continued

OBX Trust Series 2018-EXP1, Class 2A1, 3.34%, 4/25/2048 (b) (i)	271,976	270,900

PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 5.14%, 8/25/2025 (b) (i)	210,000	210,459

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (b) (f)	630,000	633,072

Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 4.39%, 7/25/2034 (i)	25,735	25,586

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (f)	240,000	237,723

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (b) (i)	208,223	209,016

Series 2019-1, Class A1, 3.84%, 2/25/2059 (b) (i)	315,000	314,996

		5,303,794

Total Collateralized Mortgage Obligations (Cost $5,783,813)		5,758,091

U.S. Treasury Obligations — 1.1%

U.S. Treasury Bonds 3.00%, 2/15/2048	90,000	88,432

U.S. Treasury Notes 2.88%, 5/15/2028	1,970,000	1,996,472

		2,084,904

Total U.S. Treasury Obligations (Cost $2,046,326)		2,084,904

	NO. OF WARRANTS
Warrants — 0.0% (h)

Canada — 0.0% (h)

Ultra Petroleum Corp.expiring 7/14/2025, price 1.00* (Cost $—)	2,450	858

	PRINCIPAL AMOUNT
Short-Term Investments — 7.0%

Foreign Government Treasury Bills — 1.0%

Italy Buoni Ordinari del Tesoro BOT 0.04%, 12/13/2019 (a) (k) (Cost $1,809,932)	EUR1,595,000	1,813,634

INVESTMENTS	SHARES	VALUE ($)
Investment Companies — 6.0%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (l) (m) (Cost $10,805,532)	10,805,532	10,805,532

Total Short-Term Investments (Cost $12,615,464)		12,619,166

Total Investments — 100.3% (Cost $183,409,593)		180,927,172
Liabilities in Excess of Other Assets — (0.3%)		(569,941)

NET ASSETS — 100.0%		180,357,231

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Abbreviations

ABS	Asset-backed securities
BRL	Brazilian Real
CLO	Collateralized Loan Obligations
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

   Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2019. The rate may be subject to a cap and floor.

IO

   Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PO

   Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SEK	Swedish Krona
SPC	Special purpose company
STRIPS

   Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

(a)

   Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)

   Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2019.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)

   Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.

(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Amount rounds to less than 0.1% of net assets.
(i)

   Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.

(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	The rate shown is the effective yield as of February 28, 2019.
(l)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of February 28, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	73

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Futures contracts outstanding as of February 28, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	72	03/2019	AUD	6,895,511	(3,649)

Long Gilt	1	06/2019	GBP	166,842	(2,230)

U.S. Treasury 10 Year Note	43	06/2019	USD	5,243,984	(16,532)

U.S. Treasury 10 Year Ultra Note	40	06/2019	USD	5,176,250	(13,885)

U.S. Treasury 2 Year Note	2	06/2019	USD	424,375	(67)

U.S. Treasury 5 Year Note	103	06/2019	USD	11,797,523	(18,076)

					(54,439)

Short Contracts

Euro-Bobl	(32)	03/2019	EUR	(4,830,795)	(16,685)

Euro-Bund	(71)	03/2019	EUR	(13,350,261)	11,194

Euro-Buxl	(3)	03/2019	EUR	(628,009)	7,435

Euro-OAT	(23)	03/2019	EUR	(4,000,070)	16,557

U.S. Treasury 10 Year Note	(15)	06/2019	USD	(1,829,297)	3,483

U.S. Treasury 10 Year Ultra Note	(2)	06/2019	USD	(258,813)	590

U.S. Treasury 5 Year Note	(28)	06/2019	USD	(3,207,094)	1,035

U.S. Treasury Long Bond	(1)	06/2019	USD	(144,500)	1,459

U.S. Treasury Ultra Bond	(2)	06/2019	USD	(319,438)	5,542

3 Month Eurodollar	(281)	09/2019	USD	(68,419,987)	(229,962)

					(199,352)

					(253,791)

Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of February 28, 2019:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CLP	598,579,236	USD	893,122	Goldman Sachs International **	3/5/2019	19,584
COP	4,442,652,370	USD	1,408,548	Goldman Sachs International **	3/5/2019	33,102
EUR	43,198	USD	49,110	Barclays Bank plc	3/5/2019	29
EUR	2,281,063	USD	2,580,400	BNP Paribas	3/5/2019	14,409
EUR	248,848	USD	282,938	Citibank, NA	3/5/2019	137
EUR	2,841,375	USD	3,231,899	Goldman Sachs International	3/5/2019	289
EUR	13,574,602	USD	15,430,865	HSBC Bank, NA	3/5/2019	10,835
EUR	289,769	USD	328,271	State Street Corp.	3/5/2019	1,354
GBP	112,507	USD	144,719	BNP Paribas	3/5/2019	4,512
GBP	100,962	USD	130,113	Merrill Lynch International	3/5/2019	3,804
GBP	85,786	USD	112,604	Morgan Stanley	3/5/2019	1,184
IDR	4,083,098,272	USD	287,968	Goldman Sachs International **	3/5/2019	1,993
SEK	14,103,523	USD	1,514,680	HSBC Bank, NA	3/5/2019	12,457
TRY	1,450,214	USD	269,632	Citibank, NA	3/5/2019	1,876

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	908,936	AUD	1,279,632	Barclays Bank plc	3/5/2019	1,210
USD	915,889	CLP	598,579,236	Barclays Bank plc **	3/5/2019	3,183
USD	154,168	EUR	134,066	Australia & New Zealand Banking Group Ltd.	3/5/2019	1,662
USD	15,943,513	EUR	13,843,415	Barclays Bank plc	3/5/2019	196,027
USD	10,859,403	EUR	9,489,362	BNP Paribas	3/5/2019	64,841
USD	15,949,697	EUR	13,843,000	Goldman Sachs International	3/5/2019	202,682
USD	897,132	EUR	788,299	Merrill Lynch International	3/5/2019	408
USD	51,084	EUR	44,656	Royal Bank of Canada	3/5/2019	286
USD	326,476	EUR	283,882	State Street Corp.	3/5/2019	3,548
USD	898,601	MXN	17,126,525	Goldman Sachs International	3/5/2019	10,503
USD	1,561,001	SEK	14,103,523	TD Bank Financial Group	3/5/2019	33,865
USD	1,784,042	TRY	9,511,774	Citibank, NA	3/5/2019	3,256
USD	1,921,268	ZAR	26,302,096	Goldman Sachs International	3/5/2019	55,255
USD	1,064,342	ZAR	14,730,810	HSBC Bank, NA	3/5/2019	19,258
BRL	1,699,349	USD	446,000	Barclays Bank plc **	3/6/2019	6,352
BRL	1,688,134	USD	445,722	Merrill Lynch International **	3/6/2019	3,644
USD	909,990	BRL	3,387,483	Citibank, NA **	3/6/2019	8,274
COP	5,625,094,404	USD	1,810,513	Goldman Sachs International **	4/3/2019	12,230
EUR	148,736	USD	168,588	BNP Paribas	4/3/2019	1,034
EUR	173,294	USD	197,197	TD Bank Financial Group	4/3/2019	432
PLN	6,898,163	EUR	1,594,600	Barclays Bank plc	4/3/2019	6,264
USD	76,702	AUD	107,353	Merrill Lynch International	4/3/2019	511
USD	918,701	AUD	1,279,632	State Street Corp.	4/3/2019	10,515
USD	1,334,960	BRL	4,953,369	Goldman Sachs International **	4/3/2019	19,184
USD	2,725,376	CNY	18,211,535	HSBC Bank, NA **	4/3/2019	6,891
USD	44,027	EUR	38,568	Barclays Bank plc	4/3/2019	43
USD	272,983	EUR	239,190	BNP Paribas	4/3/2019	205
USD	7,195,662	EUR	6,298,845	Citibank, NA	4/3/2019	12,302
USD	7,897,149	EUR	6,916,058	Goldman Sachs International	4/3/2019	9,903
USD	10,722,042	EUR	9,386,719	HSBC Bank, NA	4/3/2019	17,193
USD	45,996	EUR	40,280	Merrill Lynch International	4/3/2019	60
USD	1,270,478	EUR	1,112,179	State Street Corp.	4/3/2019	2,121
USD	631,814	GBP	474,140	Citibank, NA	4/3/2019	1,928
USD	2,948,143	ZAR	41,032,906	Citibank, NA	4/3/2019	47,326
USD	926,418	IDR	12,995,600,132	Merrill Lynch International **	4/4/2019	11,800

Total unrealized appreciation						879,761

AUD	1,279,632	USD	918,331	State Street Corp.	3/5/2019	(10,606)
CNY	18,211,535	USD	2,725,455	HSBC Bank, NA **	3/5/2019	(2,275)
EUR	6,647,476	USD	7,576,079	Citibank, NA	3/5/2019	(14,285)
EUR	6,873,068	USD	7,828,988	Goldman Sachs International	3/5/2019	(10,574)
EUR	9,513,147	USD	10,840,814	HSBC Bank, NA	3/5/2019	(19,195)
EUR	366,754	USD	417,377	Morgan Stanley	3/5/2019	(178)
GBP	474,140	USD	630,871	Citibank, NA	3/5/2019	(1,963)
IDR	11,265,777,240	USD	804,124	Goldman Sachs International **	3/5/2019	(4,085)
IDR	12,995,600,132	USD	929,731	Merrill Lynch International **	3/5/2019	(6,849)
MXN	17,126,525	USD	893,472	Citibank, NA	3/5/2019	(5,374)
TRY	8,061,560	USD	1,518,902	Goldman Sachs International	3/5/2019	(9,623)
USD	2,687,581	CNY	18,211,535	Citibank, NA **	3/5/2019	(35,600)
USD	1,433,969	COP	4,442,652,370	Goldman Sachs International **	3/5/2019	(7,680)
USD	139,340	EUR	122,976	Australia & New Zealand Banking Group Ltd.	3/5/2019	(550)
USD	1,518,467	EUR	1,342,220	BNP Paribas	3/5/2019	(8,368)
USD	340,711	EUR	301,236	Citibank, NA	3/5/2019	(1,958)
USD	2,708,156	EUR	2,389,824	HSBC Bank, NA	3/5/2019	(10,373)
USD	109,211	EUR	96,363	Merrill Lynch International	3/5/2019	(406)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	75

JPMorgan Global Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,017,802	GBP	773,395	Merrill Lynch International	3/5/2019	(8,043)
USD	2,004,914	IDR	28,344,475,644	Merrill Lynch International **	3/5/2019	(7,969)
ZAR	41,032,906	USD	2,958,315	Citibank, NA	3/5/2019	(47,219)
AUD	1,386,985	USD	993,445	BNP Paribas	4/3/2019	(9,067)
BRL	3,236,303	USD	866,898	Goldman Sachs International **	4/3/2019	(7,231)
CNY	6,059,179	USD	906,769	HSBC Bank, NA **	4/3/2019	(2,300)
MXN	17,126,525	USD	894,530	Goldman Sachs International	4/3/2019	(10,584)
TRY	9,511,774	USD	1,755,141	Citibank, NA	4/3/2019	(4,657)
USD	904,256	EUR	797,774	BNP Paribas	4/3/2019	(5,546)
USD	3,346,845	EUR	2,935,305	Goldman Sachs International	4/3/2019	(650)
USD	16,562,610	EUR	14,534,323	HSBC Bank, NA	4/3/2019	(12,695)
USD	589,676	EUR	517,919	National Australia Bank Ltd.	4/3/2019	(972)
USD	1,518,309	SEK	14,103,523	HSBC Bank, NA	4/3/2019	(12,484)
ZAR	8,032,857	USD	577,280	BNP Paribas	4/3/2019	(9,398)

Total unrealized depreciation						(288,757)

Net unrealized appreciation						591,004

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 97.7% (a)

Alabama — 3.3%

Education — 1.5%

Auburn University Series 2016A, Rev., 5.00%, 6/1/2030	35,000	41,158

Tuscaloosa City Board of Education, Warrants Rev., 5.00%, 8/1/2028	275,000	324,208

University of Alabama (The) Series B-2, Rev., 5.00%, 9/1/2031	95,000	112,870

		478,236

General Obligation — 0.4%

City of Pell City Series A, GO, 5.00%, 2/1/2025	100,000	116,368

Transportation — 0.7%

Alabama Federal Aid Highway Finance Authority Series 2016A, Rev., 5.00%, 9/1/2034	200,000	231,078

Utility — 0.7%

Black Belt Energy Gas District, Gas Supply Series 2017A, Rev., VAR, LIQ: Royal Bank of Canada, 4.00%, 7/1/2022 (b)	150,000	157,192

Southeast Alabama Gas District, Project No.1 Series A, Rev., 4.00%, 4/1/2024 (b)	50,000	52,715

		209,907

Total Alabama		1,035,589

Alaska — 0.1%

Other Revenue — 0.1%

Alaska Municipal Bond Bank Authority Series 3, Rev., 5.00%, 10/1/2025	20,000	22,841

Arizona — 1.1%

General Obligation — 0.4%

City of Phoenix GO, 5.00%, 7/1/2027	25,000	30,006

City of Tempe Series B, GO, 4.00%, 7/1/2024	25,000	27,827

Lake Havasu City, Wastewater System, Senior Lien Series A, GO, AGM, 5.00%, 7/1/2033	25,000	28,101

Maricopa County School District No. 3 Tempe Elementary, School Improvement Series A, GO, 5.00%, 7/1/2027	30,000	36,672

		122,606

Prerefunded — 0.1%

Scottsdale Preserve Authority Rev., 5.25%, 7/1/2020 (c)	25,000	26,150

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.1%

Maricopa County, Regional Public Transportation Authority, Excise Tax Revenue, Public Transportation Fund Rev., 5.25%, 7/1/2024	30,000	35,234

Utility — 0.5%

Salt Verde Financial Corp. Rev., 5.25%, 12/1/2026	150,000	174,446

Total Arizona		358,436

Arkansas — 0.4%

Education — 0.1%

University of Arkansas, UAMS Campus Rev., 5.00%, 11/1/2021	40,000	43,353

Water & Sewer — 0.3%

City of Fort Smith, Water and Sewer Construction Rev., 5.00%, 10/1/2024	75,000	86,611

Total Arkansas		129,964

California — 2.3%

Certificate of Participation/Lease — 0.6%

City of Roseville, 316 Vernon Street Project COP, 5.00%, 8/1/2025	70,000	84,076

City of Santa Rosa, Courthouse Square Project and Lease COP, 4.00%, 10/1/2024	90,000	101,124

		185,200

General Obligation — 0.3%

El Monte City School District, Election 2014 Series A, GO, 5.00%, 8/1/2025	55,000	65,737

Hermosa Beach City School District, Election of 2016 Series A, GO, 4.00%, 8/1/2023	15,000	16,576

		82,313

Other Revenue — 1.4%

Anaheim Public Financing Authority, Anaheim Convention Center Expansion Project Series A, Rev., 5.00%, 5/1/2026	50,000	58,132

Chula Vista Municipal Financing Authority Rev., 4.00%, 5/1/2026	60,000	68,714

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 5.00%, 6/1/2032	250,000	280,857

Municipal Improvement Corp. of Los Angeles, Real Property Series 2014-A, Rev., 5.00%, 5/1/2023	20,000	22,767

		430,470

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	77

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Utility — 0.0% (d)

Modesto Irrigation District Financing Authority, Electric System Series 2015A, Rev., 5.00%, 10/1/2025	10,000	12,018

Total California		710,001

Colorado — 1.0%

Certificate of Participation/Lease — 0.0% (d)

State of Colorado, Higher Education Capital Construction, Lease Purchase Financing Program Series 2014A, COP, 5.00%, 11/1/2025	10,000	11,862

Education — 0.2%

University of Colorado, University Enterprise Series A-2, Rev., 5.00%, 6/1/2026	40,000	48,350

General Obligation — 0.8%

Southlands Metropolitan District No. 1 Series A-1, GO, 5.00%, 12/1/2037	250,000	264,643

Total Colorado		324,855

Connecticut — 1.2%

General Obligation — 0.7%

State of Connecticut Series A, GO, 5.00%, 4/15/2033	210,000	234,673

Hospital — 0.2%

Connecticut State Health and Educational Facilities Authority, University of New Haven Issue Series K-1, Rev., 5.00%, 7/1/2032	50,000	56,487

Special Tax — 0.3%

State of Connecticut Special Tax Transportation Infrastructure Purposes Series B, Rev., 5.00%, 8/1/2023	75,000	84,035

Total Connecticut		375,195

Delaware — 0.1%

Transportation — 0.1%

Delaware Transportation Authority Rev., 5.00%, 7/1/2022	25,000	27,712

District of Columbia — 0.8%

General Obligation — 0.3%

District of Columbia

Series 2018B, GO, 5.00%, 6/1/2025	30,000	35,583

Series D, GO, 5.00%, 6/1/2031	65,000	77,494

		113,077

Other Revenue — 0.1%

District of Columbia, Income Tax Secured Series C, Rev., 5.00%, 12/1/2021	25,000	27,202

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — 0.4%

District of Columbia, Water and Sewer Authority Series B, Rev., 5.00%, 10/1/2025	65,000	78,008

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series 2012A, Rev., 4.00%, 10/1/2022	35,000	37,748

		115,756

Total District of Columbia		256,035

Florida — 5.4%

Certificate of Participation/Lease — 0.7%

South Florida Water Management District COP, 5.00%, 10/1/2036	200,000	227,114

Education — 0.5%

Escambia County School Board, Sales Tax Rev., 5.00%, 9/1/2027	25,000	29,551

Florida State Board of Education, Lottery Series 2016B, Rev., 5.00%, 7/1/2023	40,000	45,442

State of Florida, State Board of Education Lottery Series A, Rev., 5.00%, 7/1/2026	75,000	90,362

		165,355

General Obligation — 1.0%

Reedy Creek Improvement District Series 2016-A, GO, 5.00%, 6/1/2026	50,000	59,944

School Board of Miami-Dade County (The) GO, 5.00%, 3/15/2034	65,000	73,955

State of Florida, Public Education Capital Outlay Series B, GO, 5.00%, 6/1/2031	75,000	89,333

State of Florida, State Board of Education Full Faith and Credit, Public Education Capital Outlay Bonds

Series B, GO, 5.00%, 6/1/2024	30,000	34,875

Series C, GO, 4.00%, 6/1/2025	30,000	32,128

Series B, GO, 5.00%, 6/1/2026	20,000	24,197

		314,432

Hospital — 1.0%

Palm Beach County Health Facilities Authority, ACTS Retirement Life Communities Inc. Obligated Group Rev., 5.00%, 11/15/2032	290,000	321,114

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Florida Department of Environmental Protection Series 2014-A, Rev., 5.00%, 7/1/2020	35,000	36,521

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Other Revenue — 1.2%

City of Orlando, Capital Improvement

Series D, Rev., 5.00%, 10/1/2022	75,000	83,533

Series B, Rev., 5.00%, 10/1/2024	60,000	70,076

County of Hillsborough Rev., 5.00%, 10/1/2024	40,000	46,904

County of Lee Rev., 5.00%, 10/1/2025	40,000	47,496

County of Miami-Dade Series A, Rev., 5.00%, 4/1/2036	25,000	28,665

County of Okaloosa Rev., 5.00%, 10/1/2024	30,000	35,120

County of Osceola, Sales Tax Series 2016A, Rev., 4.00%, 10/1/2023	10,000	10,859

Sunshine State Governmental Financing Commission, Miami-Dade County Program Series 2011A, Rev., 5.00%, 9/1/2020	20,000	20,949

Tampa Sports Authority, Stadium Project Rev., 4.00%, 1/1/2023	20,000	21,698

		365,300

Transportation — 0.2%

Tampa-Hillsborough County Expressway Authority Series B, Rev., 5.00%, 7/1/2031	40,000	47,312

Utility — 0.1%

County of Sarasota, Utilities System Rev., 5.00%, 10/1/2022	30,000	33,414

Water & Sewer — 0.6%

City of Cape Coral, Water and Sewer Rev., 5.00%, 10/1/2022	25,000	27,688

City of Miami Beach, Water and Sewer Rev., 5.00%, 9/1/2033	25,000	29,026

East Central Regional Wastewater Treatment Facilities Operation Board, Green Bonds, Bio Solids Project Rev., 5.00%, 10/1/2024	30,000	35,011

Tampa Bay Water, Regional Water Supply Authority Utility System Series C, Rev., 5.00%, 10/1/2025	55,000	65,835

Tohopekaliga Water Authority, Utility System Rev., 5.00%, 10/1/2025	10,000	11,915

		169,475

Total Florida		1,680,037

Georgia — 0.7%

General Obligation — 0.3%

Forsyth County School District GO, 5.00%, 2/1/2020	20,000	20,608

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

State of Georgia

Series D, GO, 5.00%, 2/1/2020	50,000	51,536

Series 2013C, GO, 5.00%, 10/1/2020	25,000	26,318

		98,462

Hospital — 0.3%

Clarke County Hospital Authority, Piedmont Healthcare, Inc. Project Series 2016-A, Rev., 5.00%, 7/1/2020	100,000	104,251

Water & Sewer — 0.1%

County of DeKalb, Water and Sewerage Series B, Rev., 5.25%, 10/1/2026	25,000	30,814

Total Georgia		233,527

Hawaii — 1.0%

General Obligation — 0.9%

City & County of Honolulu Series A, GO, 5.00%, 10/1/2023	50,000	57,150

City and County of Honolulu, Tax-Exempt Series D, GO, 5.00%, 9/1/2032	45,000	53,159

State of Hawaii

Series EP, GO, 5.00%, 8/1/2023	40,000	45,564

Series FK, GO, 5.00%, 5/1/2033	100,000	117,664

		273,537

Prerefunded — 0.0% (d)

State of Hawaii Series EE, GO, 5.00%, 11/1/2022 (c)	15,000	16,744

Transportation — 0.1%

State of Hawaii State Highway Fund Series B, Rev., 5.00%, 1/1/2027	25,000	30,099

Total Hawaii		320,380

Illinois — 4.7%

General Obligation — 4.3%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2027	45,000	52,092

City of Decatur GO, 5.00%, 3/1/2027	255,000	292,597

City of Peoria Series B, GO, 5.00%, 1/1/2027	230,000	266,020

Cook and DuPage Counties, Village of Elk Grove GO, 5.00%, 1/1/2029	25,000	29,075

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	225,000	256,790

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 5.00%, 1/1/2024	30,000	33,671

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	79

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

Kendall and Kane Counties Community Unit School District No. 115, School Bonds Series B, GO, 5.00%, 1/1/2027	25,000	29,204

Lake and McHenry Counties Community Unit School District No. 118 Wauconda GO, 5.00%, 1/1/2022	50,000	53,902

McLean & Woodford Counties Community Unit School District No. 5 Normal Series 2017A, GO, 4.00%, 12/1/2023	80,000	86,582

State of Illinois

GO, 5.00%, 4/1/2024	30,000	32,217

Series A, GO, 5.00%, 10/1/2024	30,000	32,292

Series A, GO, 5.00%, 12/1/2024	30,000	32,308

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	125,000	141,129

Will & Kendall Counties Community Consolidated School District 202 Plainfield GO, 4.00%, 1/1/2023	10,000	10,713

		1,348,592

Transportation — 0.3%

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2017B, Rev., 5.00%, 1/1/2034	40,000	45,358

Illinois State Toll Highway Authority Series D, Rev., 5.00%, 1/1/2024	25,000	28,531

		73,889

Water & Sewer — 0.1%

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2032	35,000	40,771

Total Illinois		1,463,252

Indiana — 2.1%

Education — 1.0%

Adams Central Elementary School Building Corp., Valorem Property Tax First Mortgage Rev., 5.00%, 1/15/2027	20,000	24,075

Ball State University, Board Trustees University Student Fee Series R, Rev., 5.00%, 7/1/2024	35,000	40,526

Indiana State University, Housing and Dining System Rev., 5.00%, 4/1/2031	75,000	87,504

Indiana University

Series A, Rev., 5.00%, 6/1/2022	25,000	27,675

Series Y, Rev., 5.00%, 8/1/2028	25,000	30,542

Perry Township Multi School Building Corp. Rev., 5.00%, 7/15/2025	35,000	41,259

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

Warsaw Multi-School Building Corp., Ad Valorem Property Tax Rev., 4.00%, 1/15/2020	50,000	50,987

		302,568

Housing — 0.9%

Decatur County Jail Building Corp. Rev., 5.00%, 7/15/2028	250,000	291,230

Other Revenue — 0.1%

Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2031	25,000	29,293

Transportation — 0.1%

Indiana Finance Authority, Highway Series C, Rev., 5.00%, 12/1/2025	25,000	29,914

Total Indiana		653,005

Iowa — 0.4%

General Obligation — 0.1%

City of West Des Moines, Urban Renewal Series B, GO, 5.00%, 6/1/2024	35,000	40,605

Other Revenue — 0.1%

Iowa Finance Authority, State Revolving Fund, Green Bonds Rev., 5.00%, 8/1/2027	30,000	36,869

Water & Sewer — 0.2%

City of Cedar Rapids Series 2018D, Rev., 5.00%, 6/1/2022	50,000	55,151

Total Iowa		132,625

Kansas — 0.4%

General Obligation — 0.2%

County of Johnson Series A, GO, 5.00%, 9/1/2031	50,000	59,520

Water & Sewer — 0.2%

Johnson County Water District No. 1 Series 2017A, Rev., 5.00%, 1/1/2025	50,000	58,928

Total Kansas		118,448

Kentucky — 1.7%

Hospital — 0.7%

Louisville/Jefferson County Metropolitan Government, Health System, Norton Healthcare, Inc. Series 2016-A, Rev., 4.00%, 10/1/2036	200,000	201,462

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2029	165,000	187,767

Water & Sewer — 0.4%

Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drainage System

Series B, Rev., 5.00%, 5/15/2019	100,000	100,651

Series B, Rev., 5.00%, 5/15/2024	25,000	28,927

		129,578

Total Kentucky		518,807

Louisiana — 1.7%

General Obligation — 0.4%

St Tammany Parish Wide School District No. 12, School Building Series 2012A, GO, 4.50%, 3/1/2024	70,000	78,560

State of Louisiana Series 2016-B, GO, 4.00%, 8/1/2026	30,000	33,978

		112,538

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Public Improvement Rev., 5.00%, 11/1/2024	30,000	34,812

Other Revenue — 0.9%

Louisiana Local Government Environmental Facilities and Community Development Authority Rev., 5.00%, 12/1/2030	250,000	296,227

Prerefunded — 0.3%

State of Louisiana Gasoline and Fuels Tax

Series B, Rev., 5.00%, 5/1/2020 (c)	25,000	25,952

Series A-1, Rev., 5.00%, 5/1/2022 (c)	55,000	60,626

		86,578

Total Louisiana		530,155

Maine — 0.4%

General Obligation — 0.1%

Regional School Unit No. 21 GO, 5.00%, 11/1/2025	30,000	35,709

Other Revenue — 0.3%

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2024	75,000	87,316

Total Maine		123,025

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — 1.8%

General Obligation — 0.7%

County of Charles, Public Improvement GO, 5.00%, 3/1/2021	25,000	26,648

County of Spotsylvania, Commissioners of St. Mary’s, Public Improvement GO, 4.00%, 7/15/2027	70,000	81,092

State of Maryland, State and Local Facilities Loan of 2017

Series C, GO, 5.00%, 8/1/2024	50,000	58,309

Series A, GO, 5.00%, 8/1/2025	45,000	53,492

		219,541

Hospital — 0.7%

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 4.00%, 7/1/2035	225,000	221,463

Transportation — 0.4%

State of Maryland Department of Transportation Rev., 5.00%, 9/1/2026	100,000	121,734

Total Maryland		562,738

Massachusetts — 0.7%

Education — 0.2%

Massachusetts State College Building Authority Series D, Rev., 5.00%, 5/1/2027	45,000	55,113

General Obligation — 0.4%

City of Boston Series 2017A, GO, 5.00%, 4/1/2025	10,000	11,905

Commonwealth of Massachusetts

Series B, GO, 5.00%, 7/1/2023	25,000	28,424

Series C, GO, 5.00%, 10/1/2026	25,000	30,321

Town of Hopkinton GO, 5.00%, 11/15/2024	30,000	35,451

		106,101

Hospital — 0.0% (d)

Massachusetts Health and Educational Facilities Authority, Tufts University Series M, Rev., 5.25%, 2/15/2021	10,000	10,701

Other Revenue — 0.1%

Massachusetts Bay Transportation Authority, Senior Sales Tax Series A, Rev., 5.00%, 7/1/2022	20,000	22,200

Water & Sewer — 0.0% (d)

Springfield Water & Sewer Commission Series C, Rev., 5.00%, 7/15/2023	10,000	11,397

Total Massachusetts		205,512

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	81

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — 3.1%

Education — 1.9%

Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2026	500,000	589,055

General Obligation — 1.0%

Berrien Springs Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 5/1/2030	250,000	302,297

Novi Community School District GO, Q-SBLF, 5.00%, 5/1/2024	20,000	23,008

		325,305

Hospital — 0.1%

Michigan State Hospital Finance Authority, Trinity Health Credit Group Series C, Rev., 5.00%, 12/1/2025	25,000	29,572

Transportation — 0.1%

State of Michigan Trunk Line Rev., 5.00%, 11/15/2021	25,000	27,183

Total Michigan		971,115

Minnesota — 1.4%

Education — 0.3%

University of Minnesota, Board of Regents Series B, Rev., 5.00%, 12/1/2025	65,000	77,919

General Obligation — 0.3%

Alexandria Lake Area Sanitation District, Sanitary Sewer Board Series 2015A, GO, 5.00%, 2/1/2022	30,000	32,775

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2025	20,000	22,487

City of Maple Grove, Improvement Series 2013A, GO, 4.00%, 2/1/2022	20,000	21,349

St Louis Park Independent School District No. 283 Series A, GO, 5.00%, 2/1/2030	25,000	29,655

		106,266

Housing — 0.8%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	250,000	248,035

Total Minnesota		432,220

Mississippi — 2.1%

Education — 0.2%

Mississippi Development Bank Special Obligation, Hinds County School District Project Rev., 4.00%, 3/1/2031	25,000	27,037

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

Mississippi State University Educational Building Corp., New Facilities and Refinancing Project Rev., 5.00%, 8/1/2025	35,000	41,406

		68,443

General Obligation — 0.1%

State of Mississippi Series B, GO, 5.00%, 12/1/2025	20,000	23,877

Industrial Development Revenue/Pollution Control Revenue — 1.3%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series D, Rev., VRDO, 1.68%, 3/1/2019(b)	400,000	400,000

Utility — 0.5%

West Rankin Utility Authority Rev., AGM, 5.00%, 1/1/2029	135,000	154,796

Total Mississippi		647,116

Missouri — 2.3%

Hospital — 1.8%

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	200,000	231,684

Health and Educational Facilities Authority of the State of Missouri, St. Luke’s Episcopal-Presbyterian Hospitals Series 2015-B, Rev., 5.00%, 12/1/2026	300,000	345,282

		576,966

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2024	20,000	23,486

Utility — 0.1%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2025	25,000	28,947

Water & Sewer — 0.3%

City of Kansas, Sanitary Sewer System Series B, Rev., 5.00%, 1/1/2033	25,000	29,608

Metropolitan St. Louis Sewer District Wastewater System Improvement Series A, Rev., 5.00%, 5/1/2027	45,000	55,125

		84,733

Total Missouri		714,132

Montana — 0.4%

General Obligation — 0.4%

County of Missoula Series A, GO, 5.00%, 7/1/2030	120,000	141,516

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Nebraska — 2.9%

Utility — 2.4%

Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2030	320,000	370,227

City of Lincoln, Electric System

Rev., 5.00%, 9/1/2026	80,000	96,962

Rev., 5.00%, 9/1/2028	50,000	60,113

Omaha Public Power District, Electric System

Series B, Rev., 5.00%, 2/1/2025	120,000	139,867

Series A, Rev., 5.00%, 2/1/2026	40,000	48,025

Series A, Rev., 5.00%, 2/1/2027	30,000	35,678

		750,872

Water & Sewer — 0.5%

City of Omaha Rev., 4.00%, 11/15/2022	100,000	108,360

City of Omaha, Sanitary Sewerage System Rev., 5.00%, 4/1/2027	50,000	59,642

		168,002

Total Nebraska		918,874

Nevada — 0.9%

General Obligation — 0.6%

Clark County School District, Limited Tax

Series A, GO, 5.00%, 6/15/2032	95,000	110,281

Series A, GO, 4.00%, 6/15/2035	90,000	94,725

		205,006

Transportation — 0.1%

County of Clark Rev., 5.00%, 7/1/2028	25,000	29,979

Water & Sewer — 0.2%

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2029	50,000	59,831

Total Nevada		294,816

New Hampshire — 0.1%

General Obligation — 0.1%

City of Nashua GO, 4.00%, 7/15/2022	25,000	26,920

New Jersey — 2.7%

Education — 0.6%

New Jersey Economic Development Authority, School Facilities Construction

Series NN, Rev., 5.00%, 3/1/2022	60,000	64,471

Series II, Rev., 5.00%, 3/1/2027	115,000	122,243

		186,714

General Obligation — 0.1%

City of North Wildwood GO, 5.00%, 8/1/2022	10,000	11,068

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 1.0%

Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2027	265,000	308,192

Prerefunded — 0.2%

New Jersey Turnpike Authority Series A, Rev., 5.00%, 1/1/2022 (c)	65,000	71,026

Transportation — 0.8%

New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 4.00%, 12/15/2031	250,000	252,640

Total New Jersey		829,640

New Mexico — 2.4%

Education — 0.1%

University of New Mexico (The), Board of Regents, Subordinate Lien System Rev., 5.00%, 6/1/2029	20,000	23,712

General Obligation — 0.5%

City of Albuquerque, General Purpose Series 2016A, GO, 5.00%, 7/1/2023	75,000	85,223

Santa Fe Community College District Series A, GO, 5.00%, 8/1/2023	50,000	56,590

State of New Mexico Series B, GO, 5.00%, 3/1/2025	25,000	29,477

		171,290

Other Revenue — 1.3%

City of Albuquerque, Gross Receipts Series 2015A, Rev., 5.00%, 7/1/2026	235,000	277,648

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2016C, Rev., 5.00%, 6/1/2022	30,000	33,079

State of New Mexico, Severance Tax Permanent Fund Series B, Rev., 4.00%, 7/1/2021	80,000	84,201

		394,928

Transportation — 0.4%

New Mexico Finance Authority, State Transportation, Subordinate Lien Series A, Rev., 5.00%, 6/15/2027	100,000	122,171

Utility — 0.1%

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series E, Rev., 5.00%, 6/1/2024	25,000	28,940

Total New Mexico		741,041

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	83

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New York — 3.5%

Education — 1.1%

Monroe County IDA, School Facility, Rochester School Modernization Project Rev., 5.00%, 5/1/2030	80,000	93,304

New York State Dormitory Authority Series A, Rev., 5.00%, 7/1/2034	20,000	23,517

New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2038	25,000	29,502

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	200,000	208,168

		354,491

General Obligation — 0.6%

City of New York, Fiscal Year 2012 Series I, GO, 5.00%, 8/1/2022	45,000	49,937

City of New York, Fiscal Year 2013

Series I, GO, 5.00%, 8/1/2023	25,000	28,442

Series J, GO, 5.00%, 8/1/2023	35,000	39,818

City of New York, Fiscal Year 2017 Series C, GO, 4.00%, 8/1/2022	10,000	10,765

County of Onondaga GO, 5.00%, 3/15/2026	20,000	23,087

County of Orange, Various Purpose Series A, GO, 4.00%, 3/15/2024	20,000	22,381

		174,430

Housing — 0.2%

New York City Transitional Finance Authority Building Aid, Fiscal Year 2019 Series S-2A, Rev., 5.00%, 7/15/2025	50,000	59,727

Other Revenue — 1.5%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Series C, Rev., 5.00%, 11/1/2022	25,000	27,973

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series 1, Rev., 5.00%, 11/1/2026	25,000	30,362

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.68%, 3/1/2019 (b)	200,000	200,000

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2025	25,000	29,749

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2017-A, Rev., 5.00%, 3/15/2028	150,000	180,830

		468,914

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — 0.1%

Erie County Water Authority Rev., 5.00%, 12/1/2027	20,000	24,202

Total New York		1,081,764

North Carolina — 0.6%

General Obligation — 0.1%

County of Davidson GO, 5.00%, 6/1/2027	35,000	42,919

Other Revenue — 0.5%

County of Wake Series A, Rev., 5.00%, 12/1/2027	30,000	36,130

County of Wayne Rev., 5.00%, 6/1/2024	25,000	28,975

State of North Carolina Rev., 5.00%, 3/1/2021	25,000	26,601

State of North Carolina, Limited Obligation

Series C, Rev., 5.00%, 5/1/2024	25,000	29,021

Series B, Rev., 5.00%, 5/1/2028	20,000	24,176

		144,903

Total North Carolina		187,822

North Dakota — 0.1%

Other Revenue — 0.1%

North Dakota Public Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 10/1/2021	25,000	27,119

Ohio — 4.4%

Education — 1.9%

Bowling Green State University

Series 2016A, Rev., 5.00%, 6/1/2024	25,000	28,828

Series 2016A, Rev., 5.00%, 6/1/2035	175,000	197,498

Ohio Higher Educational Facility Commission, Denison University Series A, Rev., 5.00%, 11/1/2025	75,000	89,221

Ohio Higher Educational Facility Commission, University of Findlay Project Rev., 5.00%, 3/1/2034 (e)	260,000	281,583

		597,130

General Obligation — 0.7%

City of Reynoldsburg, Limited Tax GO, 5.00%, 12/1/2026	15,000	18,179

State of Ohio, Higher Education Series B, GO, 5.00%, 8/1/2022	55,000	61,022

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2021	60,000	64,238

State of Ohio, Infrastructure Improvement Bonds Series A, GO, 5.00%, 9/1/2028	25,000	31,074

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

State of Ohio, Natural Resources Series V, GO, 5.00%, 10/1/2027	35,000	42,916

		217,429

Hospital — 0.1%

State of Ohio, Cleveland Clinic Health System Obligated Group Series 2017A, Rev., 5.00%, 1/1/2028	25,000	30,544

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Ohio Water Development Authority Water Pollution Control Loan Fund Series A, Rev., 5.00%, 12/1/2026	45,000	54,864

Other Revenue — 0.1%

State of Ohio, Capital Facilities Lease-Appropriation Series 2018-A, Rev., 5.00%, 6/1/2025	25,000	29,477

Prerefunded — 0.7%

South-Western City School District, School Facilities Construction and Improvement Bonds GO, 5.00%, 6/1/2022 (c)	160,000	176,712

State of Ohio, Highway Capital Improvements Bonds, Full Faith and Credit/Highway User Receipts Series R, GO, 5.00%, 5/1/2024 (c)	25,000	29,013

		205,725

Transportation — 0.5%

Ohio Turnpike and Infrastructure Commission Series A, Rev., 5.00%, 2/15/2027	135,000	162,462

Utility — 0.1%

American Municipal Power, Inc., Greenup Hydro-Electric Project Series 2016A, Rev., 5.00%, 2/15/2030	25,000	28,878

Water & Sewer — 0.1%

Ohio Water Development Authority, Fresh Water Series B, Rev., 5.00%, 6/1/2026	30,000	36,272

Total Ohio		1,362,781

Oklahoma — 0.7%

Hospital — 0.2%

Oklahoma Development Finance Authority, St. John Health System Rev., 5.00%, 2/15/2020 (c)	55,000	56,697

Other Revenue — 0.0% (d)

The Edmond Public Works Authority, Sales Tax and Utility System Rev., 4.00%, 7/1/2021	10,000	10,485

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.4%

Oklahoma Capitol Improvement Authority, State Highway Rev., 5.00%, 7/1/2024	100,000	115,584

Water & Sewer — 0.1%

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2023	35,000	39,549

Total Oklahoma		222,315

Oregon — 1.3%

General Obligation — 1.0%

City of Portland Series A, GO, 5.00%, 4/1/2025	30,000	35,549

State of Oregon Series A, GO, 5.00%, 5/1/2023	50,000	56,599

State of Oregon, Article XI-Q State Projects Series A, GO, 5.00%, 5/1/2030	155,000	185,470

Washington County School District No. 1 West Union, Hillsborough School District GO, 5.00%, 6/15/2028	25,000	30,253

		307,871

Transportation — 0.3%

State of Oregon, Department of Transportation User Tax Series A, Rev., 5.00%, 11/15/2025	30,000	35,947

Tri-County Metropolitan Transportation District of Oregon Series A, Rev., 5.00%, 9/1/2030	45,000	53,924

		89,871

Total Oregon		397,742

Pennsylvania — 5.2%

General Obligation — 0.9%

Abington School District GO, 5.00%, 10/1/2020	20,000	21,009

Aliquippa School District GO, 3.88%, 12/1/2037	200,000	203,496

Township of Upper St Clair Series A, GO, 4.00%, 6/1/2025	15,000	16,884

Upper Merion Area School District GO, 5.00%, 1/15/2034	20,000	22,996

		264,385

Hospital — 2.3%

Berks County Industrial Development Authority, Healthcare Facilities, The Highlands at Wyomissing Series 2017A, Rev., 5.00%, 5/15/2037	250,000	264,415

County of Lehigh, Health Network Hospital Series A, Rev., 4.00%, 7/1/2035	200,000	205,758

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	85

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — continued

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2038	225,000	230,873

		701,046

Other Revenue — 1.1%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2035	250,000	281,102

Monroeville Finance Authority, UPMC Obligated Group Rev., 5.00%, 2/15/2022	60,000	65,454

		346,556

Prerefunded — 0.3%

Pennsylvania Turnpike Commission Series B, Rev., 5.25%, 12/1/2021 (c)	95,000	104,096

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., 5.00%, 12/1/2029	105,000	123,513

Series A-1, Rev., 5.00%, 12/1/2031	60,000	69,653

		193,166

Total Pennsylvania		1,609,249

Rhode Island — 0.3%

General Obligation — 0.3%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2018 Series A, GO, 5.00%, 4/1/2029	75,000	92,191

South Carolina — 2.3%

General Obligation — 0.2%

Richland County School District No. 1 GO, SCSDE, 4.00%, 3/1/2019	50,000	50,010

Industrial Development Revenue/Pollution Control Revenue — 0.8%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	250,000	261,663

Other Revenue — 0.1%

South Carolina Public Service Authority Series A, Rev., 5.00%, 12/1/2032	25,000	27,963

Transportation — 1.0%

Charleston County Airport District Rev., 5.00%, 7/1/2035	250,000	295,010

Water & Sewer — 0.2%

City of Charleston, Waterworks and Sewer System Rev., 5.00%, 1/1/2026	25,000	30,029

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Water & Sewer — continued

City of Spartanburg, Water System Series B, Rev., 5.00%, 6/1/2030	35,000	41,376

		71,405

Total South Carolina		706,051

South Dakota — 0.1%

Other Revenue — 0.1%

City of Rapid City, Sales Tax Rev., 5.00%, 12/1/2023	25,000	28,568

Tennessee — 3.3%

General Obligation — 1.9%

City of Johnson City Series 2016A, GO, 5.00%, 6/1/2023	15,000	17,025

City of Murfreesboro GO, 4.00%, 4/1/2025	15,000	16,551

County of Franklin, Public Improvement GO, 5.00%, 6/1/2027	50,000	60,858

County of Montgomery, Public Improvement GO, 5.00%, 4/1/2027	25,000	30,547

County of Robertson GO, 5.00%, 6/1/2025	25,000	29,617

County of Shelby

Series A, GO, 4.00%, 3/1/2021	20,000	20,925

Series A, GO, 5.00%, 3/1/2022	40,000	43,885

County of Sullivan GO, 5.00%, 5/1/2026	30,000	36,079

County of Williamson GO, 5.00%, 4/1/2024	20,000	23,168

County of Wilson GO, 4.00%, 4/1/2021	20,000	20,961

Metropolitan Government of Nashville & Davidson County GO, 5.00%, 7/1/2025	10,000	11,872

Metropolitan Government of Nashville and Davidson County

Series A, GO, 5.00%, 7/1/2020	20,000	20,887

GO, 4.00%, 7/1/2035	210,000	228,356

State of Tennessee Series A, GO, 5.00%, 9/1/2025	25,000	29,032

		589,763

Prerefunded — 0.1%

Metropolitan Government of Nashville & Davidson County GO, 5.00%, 7/1/2022 (c)	20,000	22,120

Utility — 1.3%

Metropolitan Government of Nashville and Davidson County, Electric System Series 2014A, Rev., 5.00%, 5/15/2024	10,000	11,606

Tennessee Energy Acquisition Corp., Gas Project Series A, Rev., 4.00%, 5/1/2023 (b)	385,000	403,815

		415,421

Total Tennessee		1,027,304

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Texas — 9.9%

Education — 1.6%

Regents of the University of Texas Series A, Rev., 5.00%, 2/15/2024	35,000	40,135

Texas A&M University, Financing System

Series E, Rev., 5.00%, 5/15/2028	80,000	96,867

Series E, Rev., 5.00%, 5/15/2030	170,000	203,359

University of Texas (The), Board of Regents, Financing System Series D, Rev., 5.00%, 8/15/2024	40,000	46,669

University of Texas System (The) Rev., 5.00%, 8/15/2022	10,000	11,114

University of Texas, Board of Regents, Permanent University Fund Series A, Rev., 5.00%, 7/1/2024	85,000	98,935

		497,079

General Obligation — 5.5%

Alamo Community College District, Limited Tax

GO, 5.00%, 2/15/2024	75,000	86,215

GO, 5.00%, 8/15/2026	250,000	301,423

Allen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2032	55,000	63,643

City of Houston, Public Improvement Series 2013A, GO, 5.00%, 3/1/2020	30,000	30,969

City of Hutto GO, 5.00%, 8/1/2026	80,000	95,870

City of League City GO, 5.00%, 2/15/2027	20,000	23,578

City of Pflugerville GO, 5.00%, 8/1/2026	25,000	30,045

City of San Angelo GO, 5.00%, 2/15/2027	20,000	24,120

City of San Marcos, Certificates of Obligation GO, 5.00%, 8/15/2031	270,000	319,645

Clint Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2024	25,000	28,768

County of Bexar, Certificates of Obligation Series A, GO, 5.00%, 6/15/2031	160,000	186,843

County of Fort Bend Series 2016B, GO, 5.00%, 3/1/2022	15,000	16,427

County of Harris, Unlimited Tax Series 2017A, GO, 5.00%, 10/1/2026	25,000	30,339

County of Hays, Limited Tax GO, 5.00%, 2/15/2026	20,000	24,170

County of Montgomery, Unlimited Tax GO, 5.00%, 3/1/2025	25,000	29,544

County of Wichita, Limited Tax GO, 5.00%, 9/15/2027	60,000	73,075

County of Williamson, Limited Tax GO, 5.00%, 2/15/2026	40,000	47,865

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Cypress-Fairbanks Independent School District, School Building Series 2015A, GO, PSF-GTD, 5.00%, 2/15/2025	20,000	23,557

Laredo Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/1/2024	25,000	29,003

North East Independent School District GO, PSF-GTD, 5.00%, 8/1/2025	20,000	23,702

Northside Independent School District GO, PSF-GTD, 5.00%, 8/15/2024	65,000	75,598

Pearland Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2023	25,000	28,095

Prosper Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2037	25,000	29,042

Sherman Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2030	25,000	29,882

State of Texas, Transportation Commission Mobility Series 2015-A, GO, 5.00%, 10/1/2024	50,000	58,443

Wylie Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2023	10,000	10,853

		1,720,714

Other Revenue — 0.2%

Metropolitan Transit Authority of Harris County Series 2017A, Rev., 5.00%, 11/1/2025	45,000	53,672

Transportation — 0.1%

Metropolitan Transit Authority of Harris County Series B, Rev., 5.00%, 11/1/2029	25,000	30,050

Utility — 1.5%

Brushy Creek Regional Utility Authority, Inc., Water Treatment And Distribution Project Rev., 5.00%, 8/1/2026	85,000	102,304

City of Houston, Utility System Revenue Refunding Series D, Rev., 5.00%, 11/15/2030	45,000	54,407

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2028	100,000	122,148

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project

Rev., 5.00%, 5/15/2020	30,000	31,172

Rev., 5.00%, 5/15/2035	155,000	179,709

		489,740

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	87

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 1.0%

City of Amarillo, Waterworks and Sewer System Series 2015A, Rev., 4.00%, 4/1/2025	25,000	27,989

City of Dallas, Waterworks and Sewer System Rev., 5.00%, 10/1/2022	10,000	10,828

City of San Antonio, Water System, Junior Lien Series A, Rev., 5.00%, 5/15/2025	25,000	29,538

North Texas Municipal Water District, Water System Rev., 5.00%, 6/1/2027	20,000	24,336

Tarrant Regional Water District Rev., 5.00%, 3/1/2025	125,000	146,929

Trinity River Authority LLC, Tarrant County Water Project Rev., 5.00%, 2/1/2026	60,000	71,713

		311,333

Total Texas		3,102,588

Utah — 0.8%

Education — 0.1%

Utah State Board of Regents, University of Utah (The) Series A, Rev., 5.00%, 8/1/2031	40,000	47,337

Other Revenue — 0.4%

City of Park City Rev., 5.00%, 6/15/2022	30,000	33,172

County of Summit, Sales Tax Rev., 5.00%, 12/15/2023	70,000	80,511

		113,683

Prerefunded — 0.1%

Utah State Board of Regents, University of Utah (The) Series B, Rev., 5.00%, 8/1/2023 (c)	25,000	28,462

Water & Sewer — 0.2%

Washington County Water Conservancy District Series 2012A, Rev., 4.50%, 10/1/2024	55,000	59,432

Total Utah		248,914

Virginia — 4.0%

Education — 0.4%

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017-C, Rev., 5.00%, 2/1/2024	65,000	74,979

Virginia Public School Authority Series 2015-A, Rev., 4.00%, 8/1/2020	50,000	51,690

		126,669

General Obligation — 1.1%

City of Richmond Series B, GO, 5.00%, 7/15/2027	175,000	215,684

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2030	25,000	30,575

County of Spotsylvania, Public Improvement GO, 5.00%, 7/15/2029	85,000	105,047

		351,306

Housing — 0.1%

Virginia Public Building Authority, Public Facilities Series A, Rev., 5.00%, 8/1/2022	25,000	27,735

Transportation — 0.5%

Virginia Commonwealth Transportation Board Series 2013-A, Rev., GAN, 5.00%, 3/15/2023	100,000	112,784

Virginia Resources Authority, Infrastructure and State Moral Obligation Series 2013-C, Rev., 5.00%, 11/1/2023	35,000	40,117

		152,901

Water & Sewer — 1.9%

Hampton Roads Sanitation District, Wastewater

Series 2014A, Rev., 5.00%, 7/1/2021	15,000	16,153

Series A, Rev., 5.00%, 10/1/2027	465,000	577,386

		593,539

Total Virginia		1,252,150

Washington — 7.0%

Certificate of Participation/Lease — 0.2%

State of Washington Series 2015-C, COP, 5.00%, 1/1/2029	55,000	64,012

Education — 0.5%

University of Washington Rev., 5.00%, 4/1/2032	115,000	135,667

General Obligation — 5.2%

City of University Place, Limited Tax GO, 5.00%, 12/1/2026	45,000	54,018

Clark County School District No. 101 La Center, Unlimited Tax GO, 5.00%, 12/1/2029	50,000	60,539

County of King, Limited Tax

Series A, GO, 5.00%, 7/1/2025	50,000	58,843

Series B, GO, 5.00%, 12/1/2025	20,000	22,841

County of Snohomish, Limited Tax GO, 5.00%, 12/1/2025	10,000	11,822

King County Public Hospital District No. 2, EvergreenHealth GO, 5.00%, 12/1/2031	105,000	118,551

King County School District No. 403 Renton GO, 5.00%, 12/1/2022	40,000	44,146

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

King County School District No. 405 Bellevue GO, 5.00%, 12/1/2024	350,000	411,092

King County School District No. 405 Bellevue, Credit Enhancement Program

GO, 5.00%, 12/1/2021	30,000	32,686

GO, 5.00%, 12/1/2026	20,000	24,362

King County School District No. 411 Issaquah GO, 5.00%, 12/1/2024	35,000	40,947

King County School District No. 411 Issaquah, Unlimited Tax GO, 5.00%, 12/1/2031	225,000	265,050

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 5.00%, 12/1/2023	50,000	57,369

Mason County School District No. 309 Shelton, Unlimited Tax GO, 5.00%, 12/1/2029	45,000	53,596

Pasco School District No. 1, Franklin County, Unlimited Tax GO, 5.00%, 12/1/2030	35,000	41,819

Pierce and King Counties School District No. 417 Fife GO, 4.00%, 12/1/2020	75,000	78,128

Pierce County, White River School District No. 416 GO, 5.00%, 12/1/2025	50,000	59,749

Snohomish County Edmonds School District No. 15 GO, 5.00%, 12/1/2025	25,000	29,854

Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/1/2024	25,000	29,413

Spokane County, Mead School District No. 354 GO, 5.00%, 12/1/2024	20,000	23,464

State of Washington, Motor Vehicle Fuel Tax Series 2013E, GO, 5.00%, 2/1/2025	75,000	83,996

State of Washington, Various Purpose Series C, GO, 5.00%, 2/1/2038	25,000	28,509

		1,630,794

Other Revenue — 0.1%

Washington State Convention Center Public Facilities District Rev., 5.00%, 7/1/2032	35,000	40,928

Prerefunded — 0.2%

City of Seattle, Municipal Light and Power Improvement Series 2011A, Rev., 5.00%, 2/1/2021 (c)	20,000	21,254

State of Washington, Various Purpose Series 2011-A, GO, 5.00%, 8/1/2020 (c)	25,000	26,164

		47,418

Transportation — 0.2%

Central Puget Sound Regional Transit Authority, Sales Tax Series 2015S-1, Rev., 5.00%, 11/1/2024	30,000	35,166

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — continued

Port of Seattle, Intermediate Lien Series B, Rev., 5.00%, 3/1/2022	30,000	32,736

		67,902

Utility — 0.4%

Energy Northwest, Electric

Series 2016-A, Rev., 5.00%, 7/1/2028	25,000	29,753

Series A, Rev., 5.00%, 7/1/2028	55,000	66,838

Grant County Public Utility District No. 2, Priest Rapids Hydroelectric Project Series A, Rev., 5.00%, 1/1/2023	25,000	27,903

		124,494

Water & Sewer — 0.2%

City of Seattle, Drainage and Wastewater System Improvement Rev., 4.00%, 4/1/2026	20,000	22,742

City of Seattle, Wastewater System Improvement Rev., 5.00%, 8/1/2024	35,000	40,769

		63,511

Total Washington		2,174,726

Wisconsin — 4.6%

Education — 0.7%

Public Finance Authority, Piedmont Community Charter School Rev., 5.00%, 6/15/2039	200,000	217,274

General Obligation — 2.6%

City of Milwaukee, Promissory Notes Series N4 & B5, GO, 5.00%, 4/1/2023	35,000	39,366

City of West Allis, Corporate Purpose Series A, GO, 4.00%, 4/1/2022	425,000	452,000

Hamilton School District, School Building Improvement GO, 5.00%, 4/1/2025	60,000	70,799

State of Wisconsin

Series 3, GO, 5.00%, 11/1/2021	75,000	81,487

Series B, GO, 4.00%, 5/1/2023	40,000	43,677

Series 1, GO, 5.00%, 11/1/2024	40,000	46,928

Series 2, GO, 5.00%, 11/1/2026	50,000	60,208

Village of Pleasant Prairie GO, 4.00%, 8/1/2024	10,000	11,062

		805,527

Industrial Development Revenue/Pollution Control Revenue — 0.2%

State of Wisconsin Environmental Improvement Fund

Series A, Rev., 5.00%, 6/1/2025	35,000	41,608

Series A, Rev., 5.00%, 6/1/2026	20,000	24,224

		65,832

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	89

JPMorgan Municipal ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Prerefunded — 0.4%

State of Wisconsin Series C, GO, 4.00%, 5/1/2021(c)	25,000	26,206

State of Wisconsin, Clean Water Series 1, Rev., 5.00%, 6/1/2023 (c)	25,000	28,350

State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio Rev., 5.00%, 6/1/2024 (c)	65,000	75,522

		130,078

Transportation — 0.7%

Wisconsin Department of Transportation Series 2, Rev., 5.00%, 7/1/2031	180,000	214,942

Total Wisconsin		1,433,653

Total Municipal Bonds (Cost $29,544,673)		30,454,466

	SHARES
Short-term Investments — 3.4%

Investment Companies — 3.4%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (f) (g) (Cost $1,050,773)	1,050,773	1,050,773

Total Investments — 101.1% (Cost $30,595,446)		31,505,239

Liabilities in Excess of Other Assets — (1.1)%		(351,681)

Net Assets — 100.0%		31,153,558

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
COP	Certificate of Participation
GAN	Grant Anticipation Notes
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2019.
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 38.7%

U.S. Treasury Bonds

8.75%, 8/15/2020	4,882,000	5,310,319

7.88%, 2/15/2021	241,000	265,401

8.13%, 5/15/2021	29,000	32,448

8.13%, 8/15/2021	3,355,000	3,798,096

5.50%, 8/15/2028	29,000	35,687

6.25%, 5/15/2030	1,138,000	1,519,541

4.50%, 5/15/2038	426,000	527,175

4.25%, 5/15/2039	896,000	1,073,835

4.63%, 2/15/2040	39,000	49,046

3.00%, 5/15/2045	2,867,000	2,826,347

3.00%, 11/15/2045	40,000	39,422

2.25%, 8/15/2046	410,000	346,114

3.00%, 5/15/2047	21,000	20,669

3.00%, 2/15/2048	44,000	43,233

3.00%, 8/15/2048	20,000	19,655

3.38%, 11/15/2048	1,203,000	1,271,797

3.00%, 2/15/2049	80,000	78,669

U.S. Treasury Notes

1.63%, 3/15/2020	151,000	149,561

2.25%, 3/31/2020	74,000	73,763

2.63%, 8/15/2020	32,000	32,025

2.88%, 10/31/2020	32,000	32,162

2.00%, 1/15/2021	121,000	119,790

2.25%, 2/15/2021	29,000	28,839

1.25%, 3/31/2021	116,000	113,055

1.50%, 1/31/2022	3,672,000	3,569,442

1.75%, 6/30/2022	4,775,000	4,661,407

2.13%, 12/31/2022	160,000	157,713

2.38%, 1/31/2023	29,000	28,845

1.25%, 7/31/2023	128,000	121,210

2.25%, 12/31/2023	2,329,000	2,299,251

2.25%, 1/31/2024	797,000	786,446

2.50%, 1/31/2024	254,000	253,722

2.38%, 2/29/2024	340,000	337,729

2.00%, 4/30/2024	124,000	120,735

1.88%, 8/31/2024	3,662,000	3,534,688

2.63%, 12/31/2025	3,490,000	3,492,045

2.75%, 2/15/2028	29,000	29,109

2.88%, 8/15/2028	55,000	55,713

3.13%, 11/15/2028	757,000	782,844

2.63%, 2/15/2029	150,000	148,758

Total U.S. Treasury Obligations (Cost $38,161,514)		38,186,306

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — 28.1%

FHLMC Gold Pools, 15 Year, Single Family

Pool # G15602, 2.50%, 11/1/2027	176,774	174,438

Pool # G18466, 2.00%, 5/1/2028	31,439	30,490

Pool # V60840, 3.00%, 6/1/2030	24,492	24,518

Pool # G16622, 3.00%, 11/1/2030	100,173	100,066

Pool # G16044, 2.50%, 1/1/2032	247,522	242,929

Pool # J36524, 3.00%, 3/1/2032	400,000	399,567

Pool # G18706, 3.00%, 9/1/2033	49,414	49,360

FHLMC Gold Pools, 20 Year, Single Family

Pool # C91266, 4.00%, 9/1/2029	24,614	25,113

Pool # C91911, 2.50%, 1/1/2037	198,729	191,049

Pool # G31005, 4.00%, 5/1/2037	292,396	302,089

Pool # C91974, 4.00%, 11/1/2037	510,710	526,384

FHLMC Gold Pools, 30 Year, Single Family

Pool # A34212, 6.00%, 4/1/2035	24,906	26,846

Pool # G06856, 6.00%, 5/1/2040	25,358	27,857

Pool # G07794, 5.50%, 6/1/2041	24,512	26,647

Pool # G08477, 3.50%, 2/1/2042	38,700	39,032

Pool # C03858, 3.50%, 4/1/2042	211,345	213,156

Pool # Q13477, 3.00%, 12/1/2042	258,560	254,213

Pool # C09031, 2.50%, 2/1/2043	242,864	231,437

Pool # Q17374, 4.00%, 4/1/2043	179,053	185,554

Pool # C09044, 3.50%, 7/1/2043	118,167	119,137

Pool # G08599, 3.50%, 8/1/2044	172,674	173,700

Pool # G08659, 3.50%, 8/1/2045	138,936	139,568

Pool # Q35460, 3.50%, 8/1/2045	277,946	279,211

Pool # G08677, 4.00%, 11/1/2045	150,000	153,591

Pool # G60480, 4.50%, 11/1/2045	266,894	279,199

Pool # G08680, 3.00%, 12/1/2045	133,109	130,417

Pool # G61796, 4.50%, 12/1/2045	198,209	208,366

Pool # Q39844, 3.50%, 4/1/2046	349,376	350,207

Pool # Q42045, 3.50%, 7/1/2046	76,323	76,744

Pool # G61730, 3.00%, 9/1/2046	320,753	315,365

Pool # G08741, 3.00%, 1/1/2047	248,524	243,346

Pool # G08747, 3.00%, 2/1/2047	450,882	441,458

Pool # G08793, 4.00%, 12/1/2047	148,558	151,921

Pool # Q53751, 3.50%, 1/1/2048	562,196	562,699

Pool # G08823, 3.50%, 7/1/2048	135,222	135,343

Pool # G08836, 4.00%, 9/1/2048	700,977	715,190

Pool # G08858, 4.50%, 1/1/2049	102,181	105,912

FNMA, 15 Year, Single Family

Pool # AC3256, 4.50%, 9/1/2024	81,526	84,000

Pool # AC7007, 4.50%, 1/1/2025	114,223	118,356

Pool # AL9580, 4.00%, 3/1/2025	70,000	71,836

Pool # AL2605, 3.00%, 6/1/2027	150,000	150,345

Pool # AB6811, 2.50%, 10/1/2027	49,306	48,636

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	91

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # AQ9442, 2.00%, 12/1/2027	33,565	32,548

Pool # AS3345, 2.00%, 7/1/2029	27,787	26,946

Pool # AX2889, 3.50%, 11/1/2029	1,925	1,960

Pool # AL7205, 3.50%, 12/1/2029	295,867	301,110

Pool # AS5278, 2.50%, 6/1/2030	65,319	64,145

Pool # MA2684, 3.00%, 7/1/2031	287,461	287,153

Pool # BD1493, 2.50%, 9/1/2031	68,988	67,759

Pool # BD5647, 2.00%, 11/1/2031	37,747	36,228

Pool # BM4741, 3.00%, 4/1/2032	70,154	70,241

Pool # MA3188, 3.00%, 11/1/2032	78,000	77,882

Pool # BH7081, 2.50%, 12/1/2032	194,754	191,109

Pool # MA3547, 3.00%, 12/1/2033	35,671	35,617

FNMA, 20 Year, Single Family

Pool # AB4262, 3.50%, 1/1/2032	98,911	100,441

Pool # AL6159, 4.50%, 1/1/2032	198,967	207,628

Pool # MA2287, 3.00%, 6/1/2035	178,263	177,092

Pool # AL6970, 3.50%, 7/1/2035	39,344	39,735

FNMA, 30 Year, Single Family

Pool # 725232, 5.00%, 3/1/2034	24,645	26,321

Pool # 790003, 6.00%, 8/1/2034	24,911	27,372

Pool # 735503, 6.00%, 4/1/2035	83,802	92,856

Pool # 872499, 6.50%, 6/1/2036	823	937

Pool # BH7907, 6.50%, 12/1/2037	35,370	39,061

Pool # 190399, 5.50%, 11/1/2039	197,634	211,361

Pool # AB1259, 5.00%, 7/1/2040	98,551	105,493

Pool # BM3090, 3.50%, 2/1/2041	522,984	527,379

Pool # AL0241, 4.00%, 4/1/2041	136,488	140,388

Pool # AK2386, 3.50%, 2/1/2042	90,662	91,424

Pool # AO8694, 4.50%, 7/1/2042	40,000	41,427

Pool # AB6632, 3.50%, 10/1/2042	707,125	713,069

Pool # AB7391, 2.50%, 12/1/2042	26,806	25,547

Pool # AB7580, 3.00%, 1/1/2043	490,673	481,974

Pool # AR2315, 3.50%, 2/1/2043	246,725	248,798

Pool # AR6770, 4.00%, 3/1/2043	59,805	61,689

Pool # AU3735, 3.00%, 8/1/2043	296,461	291,204

Pool # BM3704, 3.00%, 9/1/2043	89,726	87,825

Pool # AL7696, 3.00%, 12/1/2043	138,936	136,473

Pool # AV4894, 4.50%, 12/1/2043	199,020	210,682

Pool # AS1557, 4.00%, 1/1/2044	129,114	132,839

Pool # BM5365, 4.00%, 3/1/2044	198,364	204,015

Pool # AS2700, 4.00%, 6/1/2044	177,994	183,816

Pool # AL9569, 5.00%, 8/1/2044	407,440	438,232

Pool # AS3710, 4.00%, 11/1/2044	79,803	82,114

Pool # BM5171, 4.00%, 1/1/2045	131,065	134,799

Pool # AS4402, 3.50%, 2/1/2045	250,000	252,025

Pool # AS5570, 3.50%, 8/1/2045	149,724	150,199

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Pool # AS5851, 4.50%, 9/1/2045	57,657	59,967

Pool # AS6196, 3.50%, 11/1/2045	79,402	79,689

Pool # AS6613, 4.00%, 2/1/2046	122,083	124,917

Pool # AL9128, 4.50%, 2/1/2046	79,153	83,145

Pool # AL8936, 4.50%, 5/1/2046	45,818	47,637

Pool # MA2806, 3.00%, 11/1/2046 (g)	711,054	695,360

Pool # AL9916, 4.00%, 2/1/2047	199,665	204,132

Pool # MA2920, 3.00%, 3/1/2047	99,465	97,269

Pool # AS8966, 4.00%, 3/1/2047	560,236	573,009

Pool # MA3237, 3.00%, 1/1/2048	895,003	874,706

Pool # MA3276, 3.50%, 2/1/2048	248,615	248,944

Pool # MA3332, 3.50%, 4/1/2048	67,681	67,730

Pool # CA2687, 3.00%, 5/1/2048	49,754	48,743

Pool # BM4757, 3.50%, 7/1/2048	197,597	198,341

Pool # MA3414, 3.50%, 7/1/2048	99,672	99,743

Pool # MA3495, 4.00%, 10/1/2048	268,425	273,793

Pool # MA3603, 3.00%, 2/1/2049	40,951	40,022

Pool # MA3592, 4.00%, 2/1/2049	520,917	531,333

Pool # MA3593, 4.50%, 2/1/2049	405,131	419,475

GNMA I, 30 Year, Single Family

Pool # AL9314, 3.00%, 3/15/2045	147,626	145,968

Pool # BE6231, 3.50%, 2/15/2048	99,606	100,569

Pool # BF1292, 4.00%, 3/15/2048	90,452	92,917

Pool # AF8266, 3.50%, 10/15/2048	100,415	101,310

GNMA II, 30 Year, Single Family

Pool # 3330, 4.50%, 12/20/2032	26,890	28,112

Pool # 3388, 4.50%, 5/20/2033	13,958	14,580

Pool # 3459, 5.50%, 10/20/2033	32,904	35,896

Pool # 3554, 4.50%, 5/20/2034	7,514	7,843

Pool # 3736, 5.50%, 7/20/2035	26,350	29,015

Pool # 4222, 6.00%, 8/20/2038	26,284	28,605

Pool # 4446, 4.50%, 5/20/2039	7,626	8,005

Pool # 4468, 4.50%, 6/20/2039	7,219	7,581

Pool # 4495, 4.50%, 7/20/2039	30,561	32,077

Pool # 4519, 4.50%, 8/20/2039	11,402	11,968

Pool # 4558, 4.50%, 10/20/2039	9,327	9,789

Pool # 4598, 4.50%, 12/20/2039	18,420	19,333

Pool # 4617, 4.50%, 1/20/2040	24,108	25,304

Pool # 4636, 4.50%, 2/20/2040	14,078	14,776

Pool # 4656, 4.00%, 3/20/2040	28,494	29,503

Pool # 4677, 4.00%, 4/20/2040	191,684	198,507

Pool # 4678, 4.50%, 4/20/2040	3,540	3,716

Pool # 4695, 4.00%, 5/20/2040	8,951	9,324

Pool # 4696, 4.50%, 5/20/2040	3,685	3,867

Pool # 4712, 4.00%, 6/20/2040	13,020	13,481

Pool # 4800, 4.00%, 9/20/2040	14,904	15,453

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Mortgage-Backed Securities — continued

Pool # 4976, 3.50%, 3/20/2041	30,843	31,351

Pool # 4977, 4.00%, 3/20/2041	53,042	54,926

Pool # 5016, 4.00%, 4/20/2041	20,313	21,033

Pool # 5054, 4.00%, 5/20/2041	32,551	33,704

Pool # 5114, 4.00%, 7/20/2041	4,455	4,613

Pool # 5233, 4.00%, 11/20/2041	5,176	5,359

Pool # 5259, 4.00%, 12/20/2041	19,644	20,339

Pool # 5279, 3.50%, 1/20/2042	24,410	24,772

Pool # 5330, 3.00%, 3/20/2042	37,256	37,082

Pool # MA0534, 3.50%, 11/20/2042	173,477	175,906

Pool # 783755, 3.00%, 4/20/2043	215,036	214,048

Pool # 783976, 3.50%, 4/20/2043	79,238	80,347

Pool # MA1376, 4.00%, 10/20/2043	320,624	331,585

Pool # 784026, 3.50%, 12/20/2044	249,387	251,716

Pool # MA2678, 3.50%, 3/20/2045	506,089	511,288

Pool # 784016, 3.50%, 4/20/2045	59,363	60,124

Pool # MA2754, 3.50%, 4/20/2045	24,708	24,962

Pool # 626942, 3.00%, 5/20/2045	223,464	219,381

Pool # MA2829, 5.00%, 5/20/2045	69,393	74,048

Pool # AN2972, 4.00%, 9/20/2045	191,948	196,969

Pool # 784623, 3.50%, 10/20/2045	148,270	149,834

Pool # AQ3441, 4.00%, 2/20/2046	46,352	47,596

Pool # AS2837, 3.50%, 3/20/2046	526,088	528,695

Pool # AS4942, 4.00%, 5/20/2046	43,473	45,126

Pool # MA3735, 3.00%, 6/20/2046	854,202	844,465

Pool # MA4002, 2.50%, 10/20/2046	147,519	141,369

Pool # MA4654, 4.50%, 8/20/2047	194,282	201,187

Pool # 784474, 3.50%, 2/20/2048	298,023	300,237

Pool # MA5265, 4.50%, 6/20/2048	80,000	82,853

Pool # MA5331, 4.50%, 7/20/2048	297,735	308,294

Pool # MA5332, 5.00%, 7/20/2048	179,616	187,273

Pool # MA5651, 4.00%, 12/20/2048	536,764	551,279

Pool # MA5709, 3.50%, 1/20/2049	571,522	576,776

Pool # MA5762, 3.50%, 2/20/2049	650,000	655,975

Total Mortgage-Backed Securities (Cost $27,695,294)		27,732,171

Corporate Bonds — 25.4%

Aerospace & Defense — 0.7%

Boeing Co. (The)

1.65%, 10/30/2020	75,000	73,616

2.80%, 3/1/2023	26,000	26,047

3.45%, 11/1/2028	75,000	75,954

3.55%, 3/1/2038	260,000	248,687

3.38%, 6/15/2046	25,000	22,572

Hexcel Corp. 3.95%, 2/15/2027	50,000	48,778

Huntington Ingalls Industries, Inc. 3.48%, 12/1/2027	50,000	47,911

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Aerospace & Defense — continued

Spirit AeroSystems, Inc.

3.85%, 6/15/2026	50,000	48,002

4.60%, 6/15/2028	55,000	54,682

		646,249

Auto Components — 0.1%

Lear Corp.

5.25%, 1/15/2025	65,000	66,717

3.80%, 9/15/2027	28,000	26,063

		92,780

Banks — 3.6%

Bancolombia SA (Colombia) 5.95%, 6/3/2021	200,000	209,250

Bank of Nova Scotia (The) (Canada) 1.88%, 4/26/2021	30,000	29,357

BankUnited, Inc. 4.88%, 11/17/2025	61,000	62,200

Canadian Imperial Bank of Commerce (Canada)

2.70%, 2/2/2021	100,000	99,669

3.50%, 9/13/2023	217,000	219,912

Comerica, Inc. 3.70%, 7/31/2023	100,000	101,308

Commonwealth Bank of Australia (Australia) 2.55%, 3/15/2021	250,000	247,222

Discover Bank 4.20%, 8/8/2023	250,000	255,464

Huntington Bancshares, Inc. 2.30%, 1/14/2022	110,000	107,356

Kreditanstalt fuer Wiederaufbau (Germany)

2.63%, 4/12/2021	145,000	144,985

2.50%, 2/15/2022	25,000	24,924

2.13%, 3/7/2022	100,000	98,627

2.88%, 4/3/2028	190,000	190,119

0.00%, 6/29/2037	25,000	13,525

Landwirtschaftliche Rentenbank (Germany)

3.13%, 11/14/2023	31,000	31,623

2.00%, 1/13/2025	25,000	24,018

M&T Bank Corp. 3.55%, 7/26/2023	208,000	211,017

Oesterreichische Kontrollbank AG (Austria) 3.13%, 11/7/2023	50,000	50,901

Regions Financial Corp.

3.20%, 2/8/2021	100,000	100,131

2.75%, 8/14/2022	97,000	95,015

Royal Bank of Canada (Canada)

2.13%, 3/2/2020	35,000	34,760

2.50%, 1/19/2021	70,000	69,480

2.75%, 2/1/2022	204,000	203,333

3.70%, 10/5/2023	100,000	101,731

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	93

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Skandinaviska Enskilda Banken AB (Sweden) 1.88%, 9/13/2021	250,000	241,820

SunTrust Bank

2.45%, 8/1/2022	27,000	26,442

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022(a)	51,000	51,344

SunTrust Banks, Inc.

2.90%, 3/3/2021	108,000	107,706

2.70%, 1/27/2022	105,000	103,824

4.00%, 5/1/2025	164,000	169,020

SVB Financial Group

5.38%, 9/15/2020	26,000	26,747

3.50%, 1/29/2025	50,000	48,483

Synovus Financial Corp. 3.13%, 11/1/2022	50,000	48,313

		3,549,626

Biotechnology — 0.4%

Biogen, Inc.

3.63%, 9/15/2022	193,000	195,744

4.05%, 9/15/2025	60,000	60,922

5.20%, 9/15/2045	94,000	98,619

		355,285

Building Products — 0.0% (b)

Lennox International, Inc. 3.00%, 11/15/2023	25,000	24,038

Capital Markets — 2.6%

Affiliated Managers Group, Inc. 4.25%, 2/15/2024	53,000	54,438

Ameriprise Financial, Inc.

4.00%, 10/15/2023	55,000	56,578

3.70%, 10/15/2024	47,000	47,609

2.88%, 9/15/2026	37,000	35,198

Apollo Investment Corp. 5.25%, 3/3/2025	30,000	28,786

BGC Partners, Inc. 5.38%, 7/24/2023	32,000	32,191

BlackRock, Inc.

4.25%, 5/24/2021	130,000	133,942

3.38%, 6/1/2022	75,000	75,986

3.50%, 3/18/2024	120,000	122,133

3.20%, 3/15/2027	120,000	117,990

Brookfield Asset Management, Inc. (Canada) 4.00%, 1/15/2025	47,000	46,477

Brookfield Finance, Inc. (Canada)

4.25%, 6/2/2026	71,000	69,874

3.90%, 1/25/2028	53,000	49,760

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

CME Group, Inc.

3.75%, 6/15/2028	54,000	55,203

5.30%, 9/15/2043	100,000	119,212

Eaton Vance Corp. 3.63%, 6/15/2023	51,000	51,709

Intercontinental Exchange, Inc.

2.75%, 12/1/2020	40,000	39,885

2.35%, 9/15/2022	40,000	39,119

4.00%, 10/15/2023	125,000	130,132

3.10%, 9/15/2027	115,000	111,239

3.75%, 9/21/2028	25,000	25,261

4.25%, 9/21/2048	75,000	75,851

Janus Capital Group, Inc. (United Kingdom) 4.88%, 8/1/2025	25,000	25,478

Lazard Group LLC

3.75%, 2/13/2025	50,000	49,154

3.63%, 3/1/2027	170,000	162,748

4.50%, 9/19/2028	100,000	101,420

Nasdaq, Inc.

4.25%, 6/1/2024	50,000	50,978

3.85%, 6/30/2026	100,000	97,991

S&P Global, Inc.

3.30%, 8/14/2020	40,000	40,126

2.95%, 1/22/2027	125,000	118,665

4.50%, 5/15/2048	119,000	121,797

Stifel Financial Corp.

3.50%, 12/1/2020	75,000	75,021

4.25%, 7/18/2024	26,000	26,212

TD Ameritrade Holding Corp.

2.95%, 4/1/2022	103,000	102,933

3.75%, 4/1/2024	75,000	76,383

3.30%, 4/1/2027	26,000	25,385

		2,592,864

Chemicals — 1.2%

Ecolab, Inc.

4.35%, 12/8/2021	25,000	25,904

5.50%, 12/8/2041	60,000	69,145

3.95%, 12/1/2047	197,000	192,569

International Flavors & Fragrances, Inc. 3.40%, 9/25/2020	43,000	43,170

LYB International Finance BV

4.00%, 7/15/2023	237,000	238,861

5.25%, 7/15/2043	75,000	73,399

4.88%, 3/15/2044	26,000	24,374

LYB International Finance II BV 3.50%, 3/2/2027	25,000	23,367

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Chemicals — continued

LyondellBasell Industries NV

6.00%, 11/15/2021	100,000	105,825

4.63%, 2/26/2055	95,000	81,747

Methanex Corp. (Canada) 4.25%, 12/1/2024	26,000	25,032

NewMarket Corp. 4.10%, 12/15/2022	50,000	50,881

SASOL Financing USA LLC (South Africa) 5.88%, 3/27/2024	200,000	206,490

		1,160,764

Commercial Services & Supplies — 0.1%

RELX Capital, Inc. (United Kingdom)

3.13%, 10/15/2022	35,000	34,439

3.50%, 3/16/2023	77,000	76,673

		111,112

Communications Equipment — 0.2%

Motorola Solutions, Inc.

3.50%, 9/1/2021	90,000	90,130

3.75%, 5/15/2022	74,000	74,307

4.00%, 9/1/2024	50,000	49,986

		214,423

Consumer Finance — 1.8%

American Express Co.

3.38%, 5/17/2021	40,000	40,306

2.50%, 8/1/2022	40,000	39,163

3.40%, 2/27/2023	40,000	40,264

3.00%, 10/30/2024	28,000	27,340

4.05%, 12/3/2042	235,000	231,241

American Express Credit Corp.

2.70%, 3/3/2022	70,000	69,577

3.30%, 5/3/2027	111,000	110,178

Capital One Financial Corp.

2.50%, 5/12/2020	344,000	341,683

2.40%, 10/30/2020	25,000	24,699

4.75%, 7/15/2021	30,000	30,942

3.30%, 10/30/2024	57,000	55,072

3.80%, 1/31/2028	40,000	38,441

Discover Financial Services

3.85%, 11/21/2022	100,000	100,580

3.95%, 11/6/2024	25,000	24,744

3.75%, 3/4/2025	104,000	101,414

4.10%, 2/9/2027	35,000	34,061

Synchrony Financial

3.75%, 8/15/2021	280,000	280,613

4.25%, 8/15/2024	50,000	49,012

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Consumer Finance — continued

4.50%, 7/23/2025	25,000	24,402

3.70%, 8/4/2026	69,000	62,863

		1,726,595

Containers & Packaging — 0.1%

Sonoco Products Co. 5.75%, 11/1/2040	65,000	70,435

Diversified Financial Services — 0.0% (b)

Private Export Funding Corp. Series LL, 2.25%, 3/15/2020	29,000	28,900

Diversified Telecommunication Services — 0.6%

TELUS Corp. (Canada)

2.80%, 2/16/2027	50,000	46,628

4.60%, 11/16/2048	62,000	62,198

Verizon Communications, Inc.

3.38%, 2/15/2025	6,000	5,998

4.02%, 12/3/2029	163,000	163,544

4.33%, 9/21/2028	25,000	25,870

7.75%, 12/1/2030	51,000	66,112

4.40%, 11/1/2034	91,000	91,091

4.81%, 3/15/2039	25,000	25,710

4.52%, 9/15/2048	28,000	27,478

5.01%, 4/15/2049	62,000	64,898

4.67%, 3/15/2055	25,000	24,356

		603,883

Electric Utilities — 1.2%

Arizona Public Service Co.

3.15%, 5/15/2025	10,000	9,840

2.95%, 9/15/2027	130,000	123,746

5.05%, 9/1/2041	25,000	27,005

4.20%, 8/15/2048	39,000	38,015

Avangrid, Inc. 3.15%, 12/1/2024	25,000	24,266

Baltimore Gas & Electric Co.

2.40%, 8/15/2026	65,000	60,152

3.50%, 8/15/2046	156,000	138,555

DTE Electric Co. 4.30%, 7/1/2044	51,000	52,179

Enel Americas SA (Chile) 4.00%, 10/25/2026	185,000	180,375

Enel Chile SA (Chile) 4.88%, 6/12/2028	26,000	26,764

Exelon Corp.

5.15%, 12/1/2020	60,000	61,669

4.95%, 6/15/2035	99,000	101,580

5.10%, 6/15/2045	25,000	26,514

Kansas City Power & Light Co. 4.20%, 6/15/2047	51,000	49,174

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	95

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

NextEra Energy Capital Holdings, Inc.

Series H, 3.34%, 9/1/2020	25,000	25,114

2.80%, 1/15/2023	75,000	73,231

3.55%, 5/1/2027	38,000	37,085

Public Service Electric & Gas Co.

2.38%, 5/15/2023	70,000	68,251

3.00%, 5/15/2025	25,000	24,508

3.65%, 9/1/2042	72,000	67,561

		1,215,584

Electronic Equipment, Instruments & Components — 0.1%

Allegion US Holding Co., Inc. 3.55%, 10/1/2027	70,000	64,719

Energy Equipment & Services — 0.0% (b)

Helmerich & Payne, Inc. 4.65%, 3/15/2025 (c)	30,000	30,642

Entertainment — 0.1%

Electronic Arts, Inc. 4.80%, 3/1/2026	55,000	57,678

Equity Real Estate Investment Trusts (REITs) — 0.1%

Rayonier, Inc. 3.75%, 4/1/2022	50,000	49,817

Food & Staples Retailing — 0.5%

Ahold Finance USA LLC (Netherlands) 6.88%, 5/1/2029	55,000	64,646

Koninklijke Ahold Delhaize NV (Netherlands) 5.70%, 10/1/2040	25,000	26,847

Sysco Corp.

3.75%, 10/1/2025	25,000	25,044

3.30%, 7/15/2026	150,000	144,975

3.25%, 7/15/2027	85,000	81,567

4.85%, 10/1/2045	25,000	26,023

4.45%, 3/15/2048	105,000	102,006

		471,108

Food Products — 0.1%

Ingredion, Inc. 3.20%, 10/1/2026	65,000	60,137

Gas Utilities — 0.1%

National Fuel Gas Co.

3.75%, 3/1/2023	71,000	70,033

5.20%, 7/15/2025	50,000	51,279

3.95%, 9/15/2027	15,000	13,946

		135,258

Health Care Equipment & Supplies — 0.8%

Baxter International, Inc.

1.70%, 8/15/2021	25,000	24,161

2.60%, 8/15/2026	26,000	24,199

3.50%, 8/15/2046	50,000	41,410

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Health Care Equipment & Supplies — continued

Edwards Lifesciences Corp. 4.30%, 6/15/2028	37,000	37,596

Koninklijke Philips NV (Netherlands)

6.88%, 3/11/2038	56,000	72,316

5.00%, 3/15/2042	134,000	143,952

Stryker Corp.

2.63%, 3/15/2021	105,000	104,212

3.38%, 5/15/2024	40,000	40,148

3.38%, 11/1/2025	63,000	62,857

3.65%, 3/7/2028	219,000	218,870

		769,721

Health Care Providers & Services — 1.0%

Cigna Corp.

3.40%, 9/17/2021 (c)	140,000	140,726

3.75%, 7/15/2023 (c)	140,000	141,677

4.38%, 10/15/2028 (c)	62,000	62,847

4.80%, 8/15/2038 (c)	28,000	27,945

4.90%, 12/15/2048 (c)	106,000	105,541

Express Scripts Holding Co.

3.90%, 2/15/2022	25,000	25,515

3.50%, 6/15/2024	89,000	88,055

4.50%, 2/25/2026	50,000	51,179

3.40%, 3/1/2027	176,000	167,618

4.80%, 7/15/2046	150,000	146,701

		957,804

Hotels, Restaurants & Leisure — 0.1%

Darden Restaurants, Inc.

3.85%, 5/1/2027	45,000	43,418

4.55%, 2/15/2048	100,000	91,419

		134,837

Household Products — 0.2%

Church & Dwight Co., Inc. 3.95%, 8/1/2047	65,000	59,610

Clorox Co. (The)

3.80%, 11/15/2021	80,000	81,478

3.10%, 10/1/2027	65,000	62,536

		203,624

Independent Power and Renewable Electricity Producers — 0.2%

Enel Generacion Chile SA (Chile) 4.25%, 4/15/2024	25,000	25,373

Exelon Generation Co. LLC 4.25%, 6/15/2022	75,000	76,722

PSEG Power LLC

3.00%, 6/15/2021	50,000	49,515

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

3.85%, 6/1/2023	25,000	25,169

8.63%, 4/15/2031	25,000	32,687

		209,466

Industrial Conglomerates — 0.1%

Carlisle Cos., Inc.

3.75%, 11/15/2022	25,000	24,885

3.50%, 12/1/2024	50,000	48,858

3.75%, 12/1/2027	50,000	47,415

		121,158

Insurance — 0.1%

Loews Corp.

2.63%, 5/15/2023	50,000	48,966

3.75%, 4/1/2026	25,000	25,067

6.00%, 2/1/2035	30,000	34,153

4.13%, 5/15/2043	25,000	23,624

		131,810

Interactive Media & Services — 0.2%

Alphabet, Inc.

3.63%, 5/19/2021	95,000	97,220

3.38%, 2/25/2024	40,000	41,068

2.00%, 8/15/2026	113,000	104,633

		242,921

Internet & Direct Marketing Retail — 0.1%

Booking Holdings, Inc.

2.75%, 3/15/2023	74,000	72,247

3.60%, 6/1/2026	26,000	25,398

3.55%, 3/15/2028	26,000	25,032

		122,677

IT Services — 0.4%

Broadridge Financial Solutions, Inc. 3.40%, 6/27/2026	53,000	50,490

Mastercard, Inc.

2.00%, 11/21/2021	100,000	98,225

3.38%, 4/1/2024	35,000	35,717

3.50%, 2/26/2028	35,000	35,447

3.80%, 11/21/2046	89,000	87,889

3.95%, 2/26/2048	71,000	71,367

		379,135

Leisure Products — 0.1%

Hasbro, Inc. 3.50%, 9/15/2027	95,000	88,045

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc.

3.20%, 10/1/2022	68,000	67,621

3.88%, 7/15/2023	40,000	40,668

Bio-Rad Laboratories, Inc. 4.88%, 12/15/2020	25,000	25,627

		133,916

Machinery — 0.1%

Crane Co. 4.20%, 3/15/2048	50,000	45,252

Fortive Corp.

3.15%, 6/15/2026	40,000	38,068

4.30%, 6/15/2046	25,000	23,498

IDEX Corp. 4.50%, 12/15/2020	26,000	26,430

		133,248

Media — 0.2%

Interpublic Group of Cos., Inc. (The)

3.50%, 10/1/2020	78,000	78,386

3.75%, 10/1/2021	31,000	31,286

4.65%, 10/1/2028	80,000	80,917

		190,589

Metals & Mining — 1.0%

Rio Tinto Alcan, Inc. (Canada)

7.25%, 3/15/2031	50,000	64,515

6.13%, 12/15/2033	150,000	184,047

Rio Tinto Finance USA Ltd. (Australia) 3.75%, 6/15/2025	30,000	30,935

Rio Tinto Finance USA plc (Australia)

4.75%, 3/22/2042	90,000	98,327

4.13%, 8/21/2042	83,000	83,454

Vale Overseas Ltd. (Brazil)

4.38%, 1/11/2022	50,000	50,175

6.25%, 8/10/2026	165,000	174,281

6.88%, 11/21/2036	141,000	153,048

6.88%, 11/10/2039	100,000	109,250

Vale SA (Brazil) 5.63%, 9/11/2042	20,000	19,420

		967,452

Multiline Retail — 0.4%

Dollar General Corp.

3.25%, 4/15/2023	46,000	45,331

4.15%, 11/1/2025	100,000	101,787

3.88%, 4/15/2027	40,000	39,386

4.13%, 5/1/2028	25,000	24,848

Nordstrom, Inc.

4.00%, 10/15/2021	38,000	38,590

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	97

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Multiline Retail — continued

4.00%, 3/15/2027	33,000	31,533

6.95%, 3/15/2028	50,000	56,985

5.00%, 1/15/2044	25,000	21,393

		359,853

Multi-Utilities — 0.2%

DTE Energy Co.

Series B, 3.30%, 6/15/2022	27,000	26,883

3.80%, 3/15/2027	25,000	24,625

Public Service Enterprise Group, Inc.

2.00%, 11/15/2021	55,000	53,045

2.65%, 11/15/2022	76,000	74,215

		178,768

Oil, Gas & Consumable Fuels — 3.6%

Boardwalk Pipelines LP

3.38%, 2/1/2023	67,000	64,826

4.95%, 12/15/2024	25,000	25,406

4.45%, 7/15/2027	51,000	48,260

Cimarex Energy Co.

4.38%, 6/1/2024	50,000	50,933

3.90%, 5/15/2027	103,000	99,436

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	55,000	58,988

5.38%, 6/26/2026	20,000	20,990

EOG Resources, Inc.

2.63%, 3/15/2023	127,000	124,324

3.15%, 4/1/2025	29,000	28,338

3.90%, 4/1/2035	113,000	110,360

Equinor ASA (Norway) 3.63%, 9/10/2028	56,000	56,945

HollyFrontier Corp. 5.88%, 4/1/2026	50,000	52,725

Husky Energy, Inc. (Canada)

3.95%, 4/15/2022	73,000	73,872

6.80%, 9/15/2037	63,000	75,245

Magellan Midstream Partners LP

4.25%, 2/1/2021	80,000	81,495

5.00%, 3/1/2026	72,000	76,569

5.15%, 10/15/2043	55,000	56,926

4.25%, 9/15/2046	75,000	69,711

Marathon Petroleum Corp.

5.13%, 3/1/2021	50,000	51,715

4.75%, 12/15/2023 (c)	50,000	51,947

5.13%, 12/15/2026 (c)	100,000	104,965

3.80%, 4/1/2028 (c)	58,000	55,942

6.50%, 3/1/2041	108,000	126,258

4.50%, 4/1/2048 (c)	75,000	68,979

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Nexen, Inc. (China) 7.88%, 3/15/2032	60,000	81,602

Petro-Canada (Canada) 6.80%, 5/15/2038	29,000	35,721

Petroleos Mexicanos (Mexico)

6.38%, 2/4/2021	50,000	51,439

4.63%, 9/21/2023	50,000	47,810

5.50%, 6/27/2044	30,000	23,541

6.35%, 2/12/2048	69,000	57,160

Phillips 66

4.30%, 4/1/2022	75,000	77,574

3.90%, 3/15/2028	75,000	74,577

4.65%, 11/15/2034	228,000	235,634

5.88%, 5/1/2042	38,000	44,013

4.88%, 11/15/2044	85,000	88,557

Suncor Energy, Inc. (Canada)

3.60%, 12/1/2024	70,000	70,385

5.95%, 12/1/2034	41,000	46,597

6.50%, 6/15/2038	70,000	84,457

6.85%, 6/1/2039	90,000	112,910

4.00%, 11/15/2047	281,000	260,833

Valero Energy Corp.

3.40%, 9/15/2026	30,000	28,740

4.35%, 6/1/2028	174,000	176,218

7.50%, 4/15/2032	25,000	31,073

6.63%, 6/15/2037	125,000	147,980

4.90%, 3/15/2045	75,000	76,363

Valero Energy Partners LP 4.50%, 3/15/2028	45,000	45,566

		3,533,905

Paper & Forest Products — 0.0% (b)

Fibria Overseas Finance Ltd. (Brazil) 5.50%, 1/17/2027	30,000	31,086

Personal Products — 0.2%

Estee Lauder Cos., Inc. (The)

3.15%, 3/15/2027	25,000	24,514

6.00%, 5/15/2037	35,000	43,009

4.38%, 6/15/2045	25,000	25,765

4.15%, 3/15/2047	120,000	120,398

		213,686

Pharmaceuticals — 0.9%

Johnson & Johnson

2.25%, 3/3/2022	94,000	92,729

5.95%, 8/15/2037	25,000	31,595

3.40%, 1/15/2038	106,000	101,075

4.50%, 9/1/2040	40,000	43,433

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Pharmaceuticals — continued

4.50%, 12/5/2043	25,000	27,144

3.70%, 3/1/2046	202,000	196,291

3.75%, 3/3/2047	56,000	54,893

Zoetis, Inc.

3.45%, 11/13/2020	38,000	38,193

3.25%, 8/20/2021	90,000	89,915

3.25%, 2/1/2023	176,000	174,881

3.95%, 9/12/2047	25,000	22,692

4.45%, 8/20/2048	51,000	50,406

		923,247

Professional Services — 0.3%

Thomson Reuters Corp. (Canada)

4.30%, 11/23/2023	83,000	84,501

3.35%, 5/15/2026	50,000	46,610

5.85%, 4/15/2040	60,000	64,881

5.65%, 11/23/2043	110,000	117,288

		313,280

Semiconductors & Semiconductor Equipment — 0.4%

Marvell Technology Group Ltd. 4.20%, 6/22/2023	25,000	25,107

Maxim Integrated Products, Inc.

3.38%, 3/15/2023	30,000	29,882

3.45%, 6/15/2027	25,000	23,373

Micron Technology, Inc. 5.50%, 2/1/2025	130,000	133,568

Texas Instruments, Inc.

2.75%, 3/12/2021	165,000	164,706

2.90%, 11/3/2027	30,000	28,903

4.15%, 5/15/2048	30,000	30,685

		436,224

Software — 0.1%

Cadence Design Systems, Inc. 4.38%, 10/15/2024	25,000	25,300

Citrix Systems, Inc. 4.50%, 12/1/2027	39,000	37,376

		62,676

Specialty Retail — 0.3%

Best Buy Co., Inc.

5.50%, 3/15/2021	26,000	27,028

4.45%, 10/1/2028	48,000	46,431

TJX Cos., Inc. (The)

2.75%, 6/15/2021	85,000	84,763

2.50%, 5/15/2023	25,000	24,496

2.25%, 9/15/2026	77,000	71,073

		253,791

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Technology Hardware, Storage & Peripherals — 0.4%

HP, Inc.

4.30%, 6/1/2021	20,000	20,449

4.38%, 9/15/2021	40,000	41,281

4.65%, 12/9/2021	25,000	25,910

4.05%, 9/15/2022	98,000	99,811

6.00%, 9/15/2041	135,000	137,707

NetApp, Inc.

3.38%, 6/15/2021	27,000	27,028

3.30%, 9/29/2024	67,000	64,447

		416,633

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc.

2.25%, 5/1/2023	34,000	33,473

3.63%, 5/1/2043	26,000	24,772

3.88%, 11/1/2045	31,000	30,661

3.38%, 11/1/2046	25,000	22,635

VF Corp.

3.50%, 9/1/2021	50,000	50,675

6.45%, 11/1/2037	27,000	31,968

		194,184

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.

4.60%, 6/15/2045	34,000	35,082

3.75%, 5/15/2046	89,000	79,745

		114,827

Total Corporate bonds (Cost $25,035,871)		25,080,460

Foreign Government Securities — 2.0%

Canada Government Bond (Canada)

2.63%, 1/25/2022	65,000	65,081

2.00%, 11/15/2022	25,000	24,482

Export Development Canada (Canada)

2.00%, 5/17/2022	50,000	49,046

2.75%, 3/15/2023	25,000	25,106

Export-Import Bank of Korea (South Korea) 2.63%, 12/30/2020	200,000	198,388

Italy Government Bond (Italy) 5.38%, 6/15/2033	40,000	41,179

Japan Bank for International Cooperation (Japan) 1.75%, 5/28/2020	200,000	197,704

Korea Development Bank (The) (South Korea) 2.25%, 5/18/2020	200,000	198,159

Province of Alberta (Canada) 2.95%, 1/23/2024	50,000	49,989

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	99

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Province of Ontario (Canada)

3.40%, 10/17/2023	95,000	96,871

3.05%, 1/29/2024	55,000	55,383

Province of Quebec (Canada)

2.75%, 8/25/2021	50,000	50,011

2.38%, 1/31/2022	25,000	24,753

Republic of Colombia (Colombia) 10.38%, 1/28/2033	43,000	65,347

Republic of Korea (South Korea) 2.75%, 1/19/2027	200,000	193,183

Republic of Panama (Panama) 6.70%, 1/26/2036	40,000	50,748

Republic of Peru (Peru) 6.55%, 3/14/2037	25,000	32,438

Republic of Philippines (Philippines)

9.50%, 10/21/2024	26,000	33,995

9.50%, 2/2/2030	27,000	40,732

Republic of Poland (Poland)

5.00%, 3/23/2022	37,000	39,123

3.00%, 3/17/2023	29,000	28,934

Republic of Uruguay (Uruguay)

8.00%, 11/18/2022	25,000	28,237

4.50%, 8/14/2024	29,000	30,059

United Mexican States (Mexico)

8.00%, 9/24/2022	25,000	28,809

4.00%, 10/2/2023	100,000	100,900

6.75%, 9/27/2034	25,000	29,594

4.60%, 1/23/2046	200,000	185,200

Total Foreign Government Securities (Cost $1,960,711)		1,963,451

Commercial Mortgage-Backed Securities — 1.9%

BANK

Series 2017-BNK4, Class ASB, 3.42%, 5/15/2050	30,000	30,303

Series 2018-BN15, Class A4, 4.41%, 11/15/2061	20,000	21,297

BENCHMARK Mortgage Trust Series 2018-B7, Class A4, 4.51%, 5/15/2053	20,000	21,516

CD Mortgage Trust

Series 2017-CD6, Class ASB, 3.33%, 11/13/2050	20,000	19,935

Series 2018-CD7, Class A3, 4.01%, 8/15/2051	10,000	10,327

CFCRE Commercial Mortgage Trust Series 2016-C7, Class ASB, 3.64%, 12/10/2054	20,000	20,319

Citigroup Commercial Mortgage Trust

Series 2014-GC21, Class AAB, 3.48%, 5/10/2047	20,000	20,261

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2014-GC25, Class AAB, 3.37%, 10/10/2047	29,000	29,279

Series 2016-P5, Class A2, 2.40%, 10/10/2049	50,000	49,415

Commercial Mortgage Trust

Series 2012-CR3, Class ASB, 2.37%, 10/15/2045	29,284	29,029

Series 2012-CR4, Class ASB, 2.44%, 10/15/2045	15,090	14,922

Series 2013-CR7, Class A4, 3.21%, 3/10/2046	74,432	74,621

Series 2015-CR26, Class A2, 2.88%, 10/10/2048	36,342	36,304

CSAIL Commercial Mortgage Trust

Series 2015-C4, Class A2, 3.16%, 11/15/2048	60,000	60,053

Series 2016-C5, Class A5, 3.76%, 11/15/2048	27,000	27,503

FHLMC Multifamily Structured Pass-Through Certificates

Series K009, Class A2, 3.81%, 8/25/2020	25,000	25,261

Series K019, Class A2, 2.27%, 3/25/2022	20,000	19,719

Series K023, Class A1, 1.58%, 4/25/2022	24,048	23,612

Series K027, Class A2, 2.64%, 1/25/2023	50,000	49,692

Series K036, Class A2, 3.53%, 10/25/2023 (d)	162,000	166,309

Series K725, Class AM, 3.10%, 2/25/2024	50,000	50,391

Series K728, Class A2, 3.06%, 8/25/2024 (d)	50,000	50,255

Series K048, Class A1, 2.69%, 12/25/2024	43,130	42,803

Series K731, Class A2, 3.60%, 2/25/2025 (d)	50,000	51,561

Series K063, Class A1, 3.05%, 8/25/2026	48,071	48,139

FNMA ACES

Series 2012-M1, Class A2, 2.73%, 10/25/2021	45,595	45,502

Series 2014-M3, Class A2, 3.46%, 1/25/2024 (d)	50,000	51,115

Series 2017-M10, Class AV2, 2.56%, 7/25/2024 (d)	50,000	49,019

Series 2019-M1, Class A2, 3.55%, 9/25/2028 (d)	35,000	35,746

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

Series 2018-M13, Class A1, 3.70%, 3/25/2030 (d)	34,945	36,558

GS Mortgage Securities Corp. II

Series 2013-GC10, Class AAB, 2.56%, 2/10/2046	15,830	15,699

Series 2015-GC30, Class A4, 3.38%, 5/10/2050	25,000	25,141

GS Mortgage Securities Trust Series 2011-GC5, Class A4, 3.71%, 8/10/2044	60,000	60,715

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2012-C8, Class A3, 2.83%, 10/15/2045	8,358	8,305

Series 2013-C16, Class ASB, 3.67%, 12/15/2046	22,689	23,016

Series 2012-LC9, Class A5, 2.84%, 12/15/2047	25,000	24,841

JPMBB Commercial Mortgage Securities Trust

Series 2014-C19, Class A3, 3.67%, 4/15/2047	40,000	40,503

Series 2015-C31, Class A2, 3.01%, 8/15/2048	30,000	29,974

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C14, Class A3, 3.67%, 2/15/2047	42,427	42,813

Series 2014-C18, Class ASB, 3.62%, 10/15/2047	20,000	20,306

Series 2015-C25, Class ASB, 3.38%, 10/15/2048	50,000	50,576

Morgan Stanley Capital I Trust Series 2012-C4, Class A4, 3.24%, 3/15/2045	38,000	38,016

UBS Commercial Mortgage Trust

Series 2017-C1, Class A2, 2.98%, 6/15/2050	30,000	29,868

Series 2018-C14, Class A4, 4.45%, 12/15/2051	20,000	21,220

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	20,000	20,261

Wells Fargo Commercial Mortgage Trust

Series 2015-LC20, Class A2, 2.68%, 4/15/2050	25,000	24,914

Series 2018-C45, Class A3, 3.92%, 6/15/2051	45,000	46,114

Series 2015-NXS3, Class A2, 2.85%, 9/15/2057	70,000	69,789

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

WFRBS Commercial Mortgage Trust

Series 2012-C9, Class AS, 3.39%, 11/15/2045	60,000	59,851

Series 2013-C12, Class ASB, 2.84%, 3/15/2048	8,518	8,490

Series 2014-C22, Class A5, 3.75%, 9/15/2057	25,000	25,570

Total Commercial Mortgage-Backed Securities (Cost $1,888,221)		1,896,748

Supranational — 1.5%

Asian Development Bank (Supranational)

2.88%, 11/27/2020	117,000	117,485

3.13%, 9/26/2028	80,000	81,563

Corp. Andina de Fomento (Supranational) 3.75%, 11/23/2023	125,000	126,950

European Bank for Reconstruction & Development (Supranational)

2.00%, 2/1/2021	25,000	24,712

1.50%, 11/2/2021	32,000	31,090

European Investment Bank (Supranational)

1.63%, 8/14/2020	30,000	29,572

2.38%, 6/15/2022	67,000	66,524

2.00%, 12/15/2022	264,000	258,218

Inter-American Development Bank (Supranational)

3.00%, 2/21/2024	65,000	65,960

3.20%, 8/7/2042	89,000	86,058

International Bank for Reconstruction & Development (Supranational)

1.38%, 3/30/2020	300,000	296,050

1.63%, 3/9/2021	89,000	87,296

2.50%, 11/25/2024	50,000	49,562

International Finance Corp. (Supranational) 1.63%, 7/16/2020	100,000	98,651

Total Supranational (Cost $1,418,674)		1,419,691

U.S. Government Agency Securities — 1.1%

FHLB

3.00%, 10/12/2021	55,000	55,603

2.63%, 12/10/2021	110,000	110,137

3.38%, 12/8/2023	100,000	103,227

3.25%, 11/16/2028	60,000	61,216

5.63%, 3/14/2036	50,000	64,371

FHLMC

2.50%, 4/23/2020	25,000	24,989

1.63%, 9/29/2020	25,000	24,639

2.38%, 1/13/2022	50,000	49,784

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	101

JPMorgan U.S. Aggregate Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Government Agency Securities — continued

2.75%, 6/19/2023	40,000	40,264

6.25%, 7/15/2032	40,000	53,206

FNMA

1.50%, 7/30/2020	20,000	19,712

2.88%, 10/30/2020	50,000	50,251

2.50%, 4/13/2021	40,000	39,960

1.25%, 8/17/2021	36,000	34,914

2.00%, 1/5/2022	55,000	54,135

2.38%, 1/19/2023	61,000	60,578

2.88%, 9/12/2023	50,000	50,582

2.13%, 4/24/2026	90,000	85,871

1.88%, 9/24/2026	50,000	46,661

Tennessee Valley Authority

2.88%, 2/1/2027	23,000	22,832

3.50%, 12/15/2042	50,000	48,925

4.25%, 9/15/2065	10,000	11,236

Total U.S. Government Agency Securities (Cost $1,112,464)		1,113,093

Municipal Bonds — 0.6%

California — 0.1%

General Obligation — 0.1%

State of California, Various Purpose

GO, 5.70%, 11/1/2021	50,000	53,741

GO, 7.55%, 4/1/2039	45,000	65,609

		119,350

Utility — 0.0% (b)

State of California Department of Water Resources Power Supply Series 2016P, Rev., 2.00%, 5/1/2022	35,000	34,139

Total California		153,489

Florida — 0.0% (b)

Other Revenue — 0.0% (b)

State Board of Administration Finance Corp. Series 2016A, Rev., 2.64%, 7/1/2021	25,000	24,912

Illinois — 0.2%

General Obligation — 0.1%

Metropolitan Water Reclamation District of Greater Chicago, Build America Bonds GO, 5.72%, 12/1/2038	55,000	65,960

Other Revenue — 0.1%

Sales Tax Securitization Corp. Series 2019A, Rev., 4.64%, 1/1/2040	60,000	60,230

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.0% (b)

Chicago O’Hare International Airport, Senior Lien Rev., 4.47%, 1/1/2049	50,000	51,433

Total Illinois		177,623

Massachusetts — 0.0% (b)

General Obligation — 0.0% (b)

Commonwealth of Massachusetts, Consolidated Loan of 2010, Build America Bonds Series A, GO, 4.91%, 5/1/2029	15,000	16,635

Missouri — 0.1%

Hospital — 0.1%

Health & Educational Facilities Authority of the State of Missouri, Educational Facilities, The Washington University Series 2017A, Rev., 3.65%, 8/15/2057	45,000	41,942

New Jersey — 0.1%

Transportation — 0.1%

New Jersey Transportation Trust Fund Authority, Build America Bonds Series C, Rev., 6.10%, 12/15/2028	50,000	51,721

New York — 0.0% (b)

General Obligation — 0.0% (b)

City of New York, Fiscal Year 2010, Build America Bonds Subseries A-2, GO, 5.21%, 10/1/2031	25,000	28,290

Special Tax — 0.0% (b)

New York State Urban Development Corp., State Personal Income Tax, Build America Bonds Series 2009E, Rev., 5.77%, 3/15/2039	25,000	28,697

Total New York		56,987

Oregon — 0.1%

General Obligation — 0.1%

State of Oregon GO, 5.76%, 6/1/2023	39,967	42,679

Texas — 0.0% (b)

General Obligation — 0.0% (b)

City of Houston GO, 3.96%, 3/1/2047	40,000	39,448

Total Municipal Bonds (Cost $606,728)		605,436

Asset-Backed Securities — 0.5%

Ally Auto Receivables Trust Series 2018-2, Class A3, 2.92%, 11/15/2022	30,000	30,073

Ally Master Owner Trust Series 2017-3, Class A2, 2.04%, 6/15/2022	100,000	98,986

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

American Express Credit Account Master Trust Series 2018-6, Class A, 3.06%, 2/15/2024	100,000	100,729

AmeriCredit Automobile Receivables Trust Series 2018-1, Class C, 3.50%, 1/18/2024	15,000	15,117

BA Credit Card Trust Series 2017-A1, Class A1, 1.95%, 8/15/2022	30,000	29,778

Capital One Multi-Asset Execution Trust

Series 2015-A8, Class A8, 2.05%, 8/15/2023	20,000	19,789

Series 2017-A6, Class A6, 2.29%, 7/15/2025	10,000	9,811

CarMax Auto Owner Trust Series 2018-1, Class A4, 2.64%, 6/15/2023	25,000	24,858

Citibank Credit Card Issuance Trust Series 2017-A3, Class A3, 1.92%, 4/7/2022	60,000	59,446

Discover Card Execution Note Trust Series 2018-A1, Class A1, 3.03%, 8/15/2025	18,000	18,057

Honda Auto Receivables Owner Trust Series 2018-1, Class A3, 2.64%, 2/15/2022	20,000	19,964

Santander Drive Auto Receivables Trust

Series 2017-3, Class C, 2.76%, 12/15/2022	20,000	19,933

Series 2019-1, Class C, 3.42%, 4/15/2025	20,000	20,025

Synchrony Credit Card Master Note Trust Series 2015-1, Class A, 2.37%, 3/15/2023	20,000	19,902

Toyota Auto Receivables Owner Trust Series 2018-C, Class A3, 3.02%, 12/15/2022	20,000	20,116

Total Asset-Backed Securities (Cost $505,002)		506,584

	SHARES
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (e) (f) (Cost $337,456)	337,456	337,456

Total Investments — 100.1% (Cost $98,721,935)		98,841,396

Liabilities in Excess of Other Assets — (0.1%)		(111,314)

Net Assets — 100.0%		98,730,082

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
BA	Bankers’ Acceptance Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
Rev.	Revenue
USD	United States Dollar

(a)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2019.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	103

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — 70.7%

Aerospace & Defense — 0.6%

BAE Systems Holdings, Inc. (United Kingdom) 6.38%, 6/1/2019 (a)	18,466,000	18,610,381

General Dynamics Corp. (ICE LIBOR USD 3 Month + 0.29%), 2.99%, 5/11/2020 (b)	834,000	835,480

Lockheed Martin Corp. 4.25%, 11/15/2019	8,237,000	8,315,809

Rockwell Collins, Inc. 5.25%, 7/15/2019	2,480,000	2,500,250

United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 3.33%, 8/16/2021 (b)	6,381,000	6,381,977

		36,643,897

Automobiles — 3.5%

BMW US Capital LLC (Germany)

1.45%, 9/13/2019 (a)	12,245,000	12,159,042

(ICE LIBOR USD 3 Month + 0.38%), 3.17%, 4/6/2020 (a) (b)	14,989,000	14,996,960

(ICE LIBOR USD 3 Month + 0.37%), 3.06%, 8/14/2020 (a) (b)	7,091,000	7,079,396

(ICE LIBOR USD 3 Month + 0.41%), 3.21%, 4/12/2021 (a) (b)	1,910,000	1,906,960

(ICE LIBOR USD 3 Month + 0.50%), 3.19%, 8/13/2021 (a) (b)	900,000	897,975

(ICE LIBOR USD 3 Month + 0.64%), 3.44%, 4/6/2022 (a) (b)	10,000,000	10,006,609

Daimler Finance North America LLC (Germany)

2.25%, 3/2/2020 (a)	18,824,000	18,670,001

3.10%, 5/4/2020 (a)	6,874,000	6,862,148

(ICE LIBOR USD 3 Month + 0.39%), 3.13%, 5/4/2020 (a) (b)	1,971,000	1,964,478

2.20%, 5/5/2020 (a)	1,905,000	1,883,192

(ICE LIBOR USD 3 Month + 0.53%), 3.26%, 5/5/2020 (a) (b)	3,495,000	3,491,446

(ICE LIBOR USD 3 Month + 0.43%), 3.13%, 2/12/2021 (a) (b)	2,900,000	2,880,290

(ICE LIBOR USD 3 Month + 0.45%), 3.11%, 2/22/2021 (a) (b)	2,100,000	2,090,073

(ICE LIBOR USD 3 Month + 0.88%), 3.54%, 2/22/2022 (a) (b)	28,000,000	28,047,600

General Motors Co. (ICE LIBOR USD 3 Month + 0.90%), 3.67%, 9/10/2021 (b)	5,644,000	5,562,323

Nissan Motor Acceptance Corp.

2.00%, 3/8/2019 (a)	800,000	799,942

1.55%, 9/13/2019 (a)	3,196,000	3,168,970

2.25%, 1/13/2020 (a)	15,977,000	15,840,196

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Automobiles — continued

(ICE LIBOR USD 3 Month + 0.58%), 3.38%, 1/13/2020 (a) (b)	630,000	630,046

2.13%, 3/3/2020 (a)	4,651,000	4,597,267

(ICE LIBOR USD 3 Month + 0.39%), 3.20%, 9/28/2020 (a) (b)	4,850,000	4,816,927

(ICE LIBOR USD 3 Month + 0.52%), 3.31%, 3/15/2021 (a) (b)	5,826,000	5,765,764

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.40%), 3.08%, 5/17/2022 (b)	10,900,000	10,851,415

Volkswagen Group of America Finance LLC (Germany)

2.13%, 5/23/2019 (a)	4,945,000	4,935,604

2.45%, 11/20/2019 (a)	16,215,000	16,133,987

2.40%, 5/22/2020 (a)	1,200,000	1,187,932

(ICE LIBOR USD 3 Month + 0.77%), 3.46%, 11/13/2020 (a) (b)	8,000,000	8,011,334

(ICE LIBOR USD 3 Month + 0.94%), 3.64%, 11/12/2021 (a) (b)	5,200,000	5,202,778

		200,440,655

Banks — 34.1%

ABN AMRO Bank NV (Netherlands)

1.80%, 9/20/2019 (a)	34,352,000	34,148,293

2.45%, 6/4/2020 (a)	6,402,000	6,358,492

(ICE LIBOR USD 3 Month + 0.41%), 3.17%, 1/19/2021 (a) (b)	3,900,000	3,896,794

(ICE LIBOR USD 3 Month + 0.57%), 3.21%, 8/27/2021 (a) (b)	20,978,000	20,979,489

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (a)	1,590,000	1,588,396

2.20%, 7/17/2020 (a)	2,716,000	2,694,752

2.75%, 2/3/2021 (a)	835,000	828,179

(ICE LIBOR USD 3 Month + 1.01%), 3.76%, 7/28/2021 (a) (b)	13,356,000	13,500,279

Australia & New Zealand Banking Group Ltd. (Australia)

2.05%, 9/23/2019	3,913,000	3,896,805

(ICE LIBOR USD 3 Month + 0.32%), 3.12%, 7/2/2020 (a) (b)	3,000,000	2,999,601

(ICE LIBOR USD 3 Month + 0.32%), 3.02%, 11/9/2020 (a) (b)	3,841,000	3,842,585

(ICE LIBOR USD 3 Month + 0.46%), 3.14%, 5/17/2021 (a) (b)	2,300,000	2,300,185

(ICE LIBOR USD 3 Month + 0.99%), 3.73%, 6/1/2021 (a) (b)	2,100,000	2,126,334

(ICE LIBOR USD 3 Month + 0.87%), 3.52%, 11/23/2021 (a) (b)	1,220,000	1,231,681

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Bank of America Corp.

Series L, 2.25%, 4/21/2020	11,465,000	11,384,630

(ICE LIBOR USD 3 Month + 0.65%), 3.47%, 6/25/2022 (b)	10,180,000	10,173,592

(ICE LIBOR USD 3 Month + 1.18%), 3.94%, 10/21/2022 (b)	18,004,000	18,232,741

Bank of America NA (ICE LIBOR USD 3 Month + 0.25%), 2.88%, 8/28/2020 (b)	10,470,000	10,472,220

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.34%), 3.14%, 7/13/2020 (b)	7,700,000	7,707,075

(ICE LIBOR USD 3 Month + 0.40%), 3.15%, 1/22/2021 (b)	69,269,000	69,288,738

Series D, (ICE LIBOR USD 3 Month + 0.46%), 3.26%, 4/13/2021 (b)	1,319,000	1,321,860

Bank of Nova Scotia (The) (Canada)

2.05%, 6/5/2019	7,913,000	7,900,582

(ICE LIBOR USD 3 Month + 0.66%), 3.44%, 6/14/2019 (b)	475,000	475,790

(ICE LIBOR USD 3 Month + 0.42%), 3.17%, 1/25/2021 (b)	52,000,000	52,045,610

(ICE LIBOR USD 3 Month + 0.64%), 3.41%, 3/7/2022 (b)	9,815,000	9,829,366

Banque Federative du Credit Mutuel SA (France)

2.20%, 7/20/2020 (a)	13,030,000	12,869,185

(ICE LIBOR USD 3 Month + 0.49%), 3.25%, 7/20/2020 (a) (b)	250,000	250,464

2.75%, 10/15/2020 (a)	25,819,000	25,634,467

(ICE LIBOR USD 3 Month + 0.73%), 3.49%, 7/20/2022 (a) (b)	13,200,000	13,181,476

Barclays Bank plc (United Kingdom)

5.13%, 1/8/2020	1,277,000	1,299,801

(ICE LIBOR USD 3 Month + 0.65%), 3.39%, 8/7/2020 (b)	1,750,000	1,747,987

BB&T Corp.

2.45%, 1/15/2020	12,425,000	12,370,916

(ICE LIBOR USD 3 Month + 0.57%), 3.36%, 6/15/2020 (b)	23,866,000	23,922,039

BNP Paribas SA (France)

2.45%, 3/17/2019	760,000	759,955

2.38%, 5/21/2020	13,394,000	13,324,019

BNZ International Funding Ltd. (New Zealand)

2.40%, 2/21/2020 (a)	3,565,000	3,548,587

(ICE LIBOR USD 3 Month + 0.70%), 3.34%, 2/21/2020 (a) (b)	3,737,000	3,749,839

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.98%), 3.76%, 9/14/2021 (a) (b)	8,145,000	8,227,264

BPCE SA (France) (ICE LIBOR USD 3 Month + 0.88%), 3.51%, 5/31/2022 (b)	500,000	498,941

Branch Banking & Trust Co.

1.45%, 5/10/2019	1,902,000	1,898,158

2.10%, 1/15/2020	1,261,000	1,252,467

(ICE LIBOR USD 3 Month + 0.45%), 3.24%, 1/15/2020 (b)	13,300,000	13,333,563

(ICE LIBOR USD 3 Month + 0.22%), 2.96%, 6/1/2020 (b)	4,200,000	4,194,893

Capital One NA

1.85%, 9/13/2019	13,286,000	13,211,129

2.35%, 1/31/2020	9,666,000	9,607,837

(ICE LIBOR USD 3 Month + 0.82%), 3.56%, 8/8/2022 (b)	2,600,000	2,572,596

Citibank NA

(ICE LIBOR USD 3 Month + 0.50%), 3.28%, 6/12/2020 (b)	1,190,000	1,193,123

(ICE LIBOR USD 3 Month + 0.57%), 3.34%, 7/23/2021 (b)	8,559,000	8,589,735

(ICE LIBOR USD 3 Month + 0.53%), 3.21%, 2/19/2022 (b)	25,750,000	25,773,767

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 1.38%), 4.18%, 3/30/2021 (b)	7,813,000	7,958,963

(ICE LIBOR USD 3 Month + 1.19%), 3.93%, 8/2/2021 (b)	7,700,000	7,808,570

(ICE LIBOR USD 3 Month + 0.96%), 3.73%, 4/25/2022 (b)	21,558,000	21,724,277

Citizens Bank NA

2.25%, 3/2/2020	27,529,000	27,321,625

(ICE LIBOR USD 3 Month + 0.54%), 3.28%, 3/2/2020 (b)	5,375,000	5,379,881

2.20%, 5/26/2020	6,168,000	6,102,987

(ICE LIBOR USD 3 Month + 0.57%), 3.22%, 5/26/2020 (b)	3,400,000	3,400,779

(ICE LIBOR USD 3 Month + 0.72%), 3.41%, 2/14/2022 (b)	13,205,000	13,214,453

Comerica Bank 2.50%, 6/2/2020	20,077,000	19,921,227

Comerica, Inc. 2.13%, 5/23/2019	11,625,000	11,609,367

Commonwealth Bank of Australia (Australia)

2.30%, 9/6/2019	6,371,000	6,356,980

5.00%, 10/15/2019 (a)	10,344,000	10,479,789

1.75%, 11/7/2019 (a)	11,325,000	11,245,821

2.25%, 3/10/2020 (a)	10,542,000	10,474,262

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	105

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.45%), 3.22%, 3/10/2020 (a) (b)	680,000	682,074

2.30%, 3/12/2020	2,650,000	2,633,643

(ICE LIBOR USD 3 Month + 0.68%), 3.48%, 9/18/2022 (a) (b)	20,000,000	20,023,288

Compass Bank

2.75%, 9/29/2019	10,062,000	10,061,932

(ICE LIBOR USD 3 Month + 0.73%), 3.50%, 6/11/2021 (b)	9,511,000	9,417,964

Cooperatieve Rabobank UA (Netherlands)

1.38%, 8/9/2019	9,260,000	9,207,394

2.25%, 1/14/2020	12,456,000	12,399,290

4.75%, 1/15/2020 (a)	10,067,000	10,230,799

(ICE LIBOR USD 3 Month + 0.43%), 3.19%, 4/26/2021 (b)	4,750,000	4,757,225

(ICE LIBOR USD 3 Month + 0.83%), 3.61%, 1/10/2022 (b)	3,200,000	3,223,778

Credit Agricole Corporate & Investment Bank SA (France) (ICE LIBOR USD 3 Month + 0.63%), 3.43%, 10/3/2021 (b)	32,614,000	32,673,357

Credit Agricole SA (France)

2.75%, 6/10/2020 (a)	13,800,000	13,742,965

(ICE LIBOR USD 3 Month + 0.97%), 3.74%, 6/10/2020 (a) (b)	3,049,000	3,071,221

(ICE LIBOR USD 3 Month + 1.18%), 3.98%, 7/1/2021 (a) (b)	6,523,000	6,608,888

(ICE LIBOR USD 3 Month + 1.43%), 4.21%, 1/10/2022 (a) (b)	3,320,000	3,343,517

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.13%, 12/10/2020	16,282,000	16,244,483

(ICE LIBOR USD 3 Month + 2.29%), 5.07%, 4/16/2021 (b)	4,750,000	4,897,752

DBS Group Holdings Ltd. (Singapore)

2.25%, 7/16/2019 (a)	14,760,000	14,717,779

(ICE LIBOR USD 3 Month + 0.49%), 3.26%, 6/8/2020 (a) (b)	9,339,000	9,346,362

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.37%), 3.17%, 10/2/2020 (a) (b)	7,000,000	7,004,102

Fifth Third Bancorp 2.88%, 7/27/2020	28,947,000	28,903,535

Fifth Third Bank

1.63%, 9/27/2019	7,195,000	7,146,708

(ICE LIBOR USD 3 Month + 0.59%), 3.41%, 9/27/2019 (b)	1,278,000	1,280,692

2.20%, 10/30/2020	8,840,000	8,725,927

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.25%), 3.00%, 10/30/2020 (b)	3,455,000	3,446,347

(ICE LIBOR USD 3 Month + 0.44%), 3.20%, 7/26/2021 (b)	1,300,000	1,296,954

First Niagara Financial Group, Inc. 6.75%, 3/19/2020	2,247,000	2,332,789

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.60%), 3.28%, 5/18/2021 (b)	9,538,000	9,528,901

(ICE LIBOR USD 3 Month + 1.66%), 4.31%, 5/25/2021 (b)	7,579,000	7,732,408

(ICE LIBOR USD 3 Month + 0.65%), 3.43%, 9/11/2021 (b)	25,986,000	25,969,925

(ICE LIBOR USD 3 Month + 1.50%), 4.30%, 1/5/2022 (b)	9,710,000	9,924,076

HSBC USA, Inc.

2.38%, 11/13/2019	11,836,000	11,801,287

2.35%, 3/5/2020	11,540,000	11,474,984

5.00%, 9/27/2020	2,661,000	2,723,487

Huntington National Bank (The)

2.20%, 4/1/2019	1,000,000	999,679

2.38%, 3/10/2020	3,967,000	3,944,606

(ICE LIBOR USD 3 Month + 0.51%), 3.28%, 3/10/2020 (b)	757,000	759,309

2.40%, 4/1/2020	3,086,000	3,068,207

(ICE LIBOR USD 3 Month + 0.55%), 3.28%, 2/5/2021 (b)	21,866,000	21,867,246

ING Groep NV (Netherlands) (ICE LIBOR USD 3 Month + 1.15%), 3.95%, 3/29/2022 (b)	33,162,000	33,269,290

KeyBank NA

1.60%, 8/22/2019	11,116,000	11,055,343

2.50%, 12/15/2019	9,321,000	9,299,740

2.25%, 3/16/2020	10,276,000	10,211,105

Lloyds Bank plc (United Kingdom)

5.80%, 1/13/2020 (a)	11,470,000	11,732,911

(ICE LIBOR USD 3 Month + 0.49%), 3.23%, 5/7/2021 (b)	2,101,000	2,090,057

Manufacturers & Traders Trust Co.

(ICE LIBOR USD 3 Month + 0.64%), 3.38%, 12/1/2021 (b)	16,250,000	16,157,101

(ICE LIBOR USD 3 Month + 0.61%), 3.30%, 5/18/2022 (b)	14,091,000	13,989,109

Mitsubishi UFJ Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.65%), 3.41%, 7/26/2021 (b)	8,560,000	8,558,547

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.06%), 3.84%, 9/13/2021 (b)	6,576,000	6,637,860

(ICE LIBOR USD 3 Month + 0.92%), 3.58%, 2/22/2022 (b)	4,189,000	4,214,611

(ICE LIBOR USD 3 Month + 0.79%), 3.56%, 7/25/2022 (b)	20,092,000	20,104,978

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.45%, 10/16/2019 (a)	22,844,000	22,785,690

Mizuho Bank Ltd. (Japan) 2.40%, 3/26/2020 (a)	14,056,000	13,986,344

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.14%), 3.92%, 9/13/2021 (b)	14,870,000	15,031,611

(ICE LIBOR USD 3 Month + 0.94%), 3.57%, 2/28/2022 (b)	6,525,000	6,560,238

(ICE LIBOR USD 3 Month + 0.88%), 3.65%, 9/11/2022 (b)	7,800,000	7,817,057

MUFG Bank Ltd. (Japan)

2.35%, 9/8/2019 (a)	10,049,000	10,023,363

2.30%, 3/5/2020 (a)	15,497,000	15,413,357

National Australia Bank Ltd. (Australia)

2.40%, 12/9/2019 (a)	3,000,000	2,991,140

2.25%, 1/10/2020	2,857,000	2,843,882

2.13%, 5/22/2020	2,485,000	2,461,831

(ICE LIBOR USD 3 Month + 0.51%), 3.17%, 5/22/2020 (a) (b)	23,959,000	24,063,397

(ICE LIBOR USD 3 Month + 0.35%), 3.15%, 1/12/2021 (a) (b)	7,170,000	7,168,020

(ICE LIBOR USD 3 Month + 1.00%), 3.80%, 7/12/2021 (a) (b)	4,490,000	4,548,213

(ICE LIBOR USD 3 Month + 0.71%), 3.45%, 11/4/2021 (a) (b)	16,500,000	16,577,217

(ICE LIBOR USD 3 Month + 0.72%), 3.38%, 5/22/2022 (a) (b)	10,000,000	10,043,487

National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.60%), 3.37%, 1/17/2020 (b)	15,739,000	15,801,200

Nordea Bank AB (Finland)

1.63%, 9/30/2019 (a)	724,000	718,871

4.88%, 1/27/2020 (a)	9,975,000	10,153,694

2.13%, 5/29/2020 (a)	7,879,000	7,792,888

(ICE LIBOR USD 3 Month + 0.47%), 3.10%, 5/29/2020 (a) (b)	5,052,000	5,067,232

2.50%, 9/17/2020 (a)	4,505,000	4,473,410

PNC Bank NA

2.40%, 10/18/2019	6,922,000	6,906,017

2.30%, 6/1/2020	4,368,000	4,337,636

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

(ICE LIBOR USD 3 Month + 0.25%), 3.01%, 1/22/2021 (b)	1,000,000	998,480

2.15%, 4/29/2021	15,000,000	14,729,231

(ICE LIBOR USD 3 Month + 0.50%), 3.26%, 7/27/2022 (b)	2,075,000	2,063,192

Regions Bank (ICE LIBOR USD 3 Month + 0.38%), 3.18%, 4/1/2021 (b)	4,950,000	4,905,072

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.71%), 3.50%, 4/15/2019 (b)	665,000	665,668

1.50%, 7/29/2019	10,000,000	9,955,983

(ICE LIBOR USD 3 Month + 0.30%), 3.06%, 7/22/2020 (b)	6,317,000	6,321,360

(ICE LIBOR USD 3 Month + 0.40%), 3.17%, 1/25/2021 (b)	26,000,000	26,008,228

(ICE LIBOR USD 3 Month + 0.39%), 3.14%, 4/30/2021 (b)	7,000,000	7,004,706

Santander UK plc (United Kingdom)

2.50%, 3/14/2019	9,246,000	9,245,737

2.35%, 9/10/2019	10,103,000	10,079,038

(ICE LIBOR USD 3 Month + 0.62%), 3.36%, 6/1/2021 (b)	2,800,000	2,795,150

(ICE LIBOR USD 3 Month + 0.66%), 3.34%, 11/15/2021 (b)	5,788,000	5,780,437

Skandinaviska Enskilda Banken AB (Sweden)

1.50%, 9/13/2019	26,598,000	26,413,217

2.30%, 3/11/2020	4,055,000	4,030,971

2.45%, 5/27/2020 (a)	8,972,000	8,912,049

2.63%, 11/17/2020 (a)	10,090,000	9,999,331

2.63%, 3/15/2021	4,120,000	4,085,313

(ICE LIBOR USD 3 Month + 0.43%), 3.11%, 5/17/2021 (a) (b)	7,500,000	7,490,963

Societe Generale SA (France) (ICE LIBOR USD 3 Month + 1.33%), 4.13%, 4/8/2021 (a) (b)	4,900,000	4,969,617

Standard Chartered plc (United Kingdom)

2.10%, 8/19/2019 (a)	41,308,000	41,145,794

2.40%, 9/8/2019 (a)	3,165,000	3,151,603

2.25%, 4/17/2020 (a)	3,572,000	3,524,835

(ICE LIBOR USD 3 Month + 1.15%), 3.91%, 1/20/2023 (a) (b)	10,500,000	10,446,030

Sumitomo Mitsui Banking Corp. (Japan)

2.51%, 1/17/2020	27,922,000	27,828,241

(ICE LIBOR USD 3 Month + 0.35%), 3.12%, 1/17/2020 (b)	9,863,000	9,879,304

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	107

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Banks — continued

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.11%), 3.90%, 7/14/2021 (b)	4,104,000	4,147,667

(ICE LIBOR USD 3 Month + 0.97%), 3.77%, 1/11/2022 (b)	19,000,000	19,120,798

(ICE LIBOR USD 3 Month + 0.74%), 3.52%, 10/18/2022 (b)	1,890,000	1,882,118

Sumitomo Mitsui Trust Bank Ltd. (Japan)

1.95%, 9/19/2019 (a)	2,432,000	2,420,325

2.05%, 10/18/2019 (a)	4,798,000	4,774,867

(ICE LIBOR USD 3 Month + 0.91%), 3.69%, 10/18/2019 (a) (b)	4,200,000	4,220,041

SunTrust Banks, Inc. 2.50%, 5/1/2019	22,233,000	22,227,231

Svenska Handelsbanken AB (Sweden)

2.25%, 6/17/2019	2,414,000	2,411,139

1.50%, 9/6/2019	11,103,000	11,027,245

(ICE LIBOR USD 3 Month + 0.49%), 3.23%, 9/6/2019 (b)	4,811,000	4,819,953

5.13%, 3/30/2020 (a)	17,779,000	18,183,912

2.40%, 10/1/2020	7,621,000	7,558,631

(ICE LIBOR USD 3 Month + 0.47%), 3.12%, 5/24/2021 (b)	28,555,000	28,579,348

Swedbank AB (Sweden) 2.20%, 3/4/2020 (a)	250,000	247,804

Toronto-Dominion Bank (The) (Canada)

1.45%, 8/13/2019	1,000,000	994,557

(ICE LIBOR USD 3 Month + 0.28%), 3.05%, 6/11/2020 (b)	8,231,000	8,243,912

(ICE LIBOR USD 3 Month + 0.26%), 3.05%, 9/17/2020 (b)	8,360,000	8,362,531

UBS Group Funding Switzerland AG (Switzerland)

2.95%, 9/24/2020 (a)	3,036,000	3,028,020

(ICE LIBOR USD 3 Month + 1.44%), 4.26%, 9/24/2020 (a) (b)	17,549,000	17,778,077

(ICE LIBOR USD 3 Month + 1.78%), 4.58%, 4/14/2021 (a) (b)	1,400,000	1,432,405

(ICE LIBOR USD 3 Month + 1.53%), 4.27%, 2/1/2022 (a) (b)	15,805,000	16,092,403

US Bank NA

(ICE LIBOR USD 3 Month + 0.15%), 2.80%, 5/24/2019 (b)	250,000	250,033

(ICE LIBOR USD 3 Month + 0.31%), 3.05%, 2/4/2021 (b)	21,496,000	21,523,444

(ICE LIBOR USD 3 Month + 0.32%), 3.08%, 4/26/2021 (b)	1,331,000	1,331,227

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Banks — continued

Wells Fargo Bank NA

2.40%, 1/15/2020	20,734,000	20,654,335

(SOFR + 0.48%), 2.85%, 3/25/2020 (b)	9,220,000	9,216,905

(ICE LIBOR USD 3 Month + 0.51%), 3.27%, 10/22/2021 (b)	12,251,000	12,253,981

Westpac Banking Corp. (Australia)

1.65%, 5/13/2019	8,050,000	8,032,048

1.60%, 8/19/2019	15,000,000	14,925,399

4.88%, 11/19/2019	6,687,000	6,785,322

2.15%, 3/6/2020	6,112,000	6,073,117

(ICE LIBOR USD 3 Month + 0.28%), 2.96%, 5/15/2020 (b)	1,283,000	1,284,315

3.05%, 5/15/2020	5,000,000	5,008,401

(ICE LIBOR USD 3 Month + 0.36%), 3.10%, 9/1/2020 (a) (b)	450,000	450,967

		1,945,108,613

Beverages — 0.3%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 6.88%, 11/15/2019	5,773,000	5,933,988

Constellation Brands, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.38%, 11/15/2021 (b)	7,392,000	7,358,389

Diageo Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.24%), 2.92%, 5/18/2020 (b)	1,715,000	1,714,995

Molson Coors Brewing Co. 1.90%, 3/15/2019	2,500,000	2,499,386

Suntory Holdings Ltd. (Japan) 2.55%, 9/29/2019 (a)	2,023,000	2,015,261

		19,522,019

Biotechnology — 0.5%

Amgen, Inc.

1.90%, 5/10/2019	7,067,000	7,055,761

2.20%, 5/22/2019	20,186,000	20,163,756

Gilead Sciences, Inc. (ICE LIBOR USD 3 Month + 0.22%), 3.01%, 3/20/2019 (b)	195,000	195,021

		27,414,538

Capital Markets — 5.2%

Bank of New York Mellon Corp. (The) 2.30%, 9/11/2019	4,978,000	4,968,431

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (a)	1,172,000	1,185,189

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Capital Markets — continued

Charles Schwab Corp. (The) (ICE LIBOR USD 3 Month + 0.32%), 2.96%, 5/21/2021 (b)	10,961,000	10,960,890

CPPIB Capital, Inc. (Canada) 1.25%, 9/20/2019 (a)	4,798,000	4,760,441

Credit Suisse AG (Switzerland) 2.30%, 5/28/2019	3,500,000	3,497,025

Goldman Sachs Bank USA 3.20%, 6/5/2020	1,305,000	1,310,416

Goldman Sachs Group, Inc. (The)

2.55%, 10/23/2019	1,033,000	1,030,616

5.38%, 3/15/2020	7,594,000	7,771,975

(ICE LIBOR USD 3 Month + 1.16%), 3.93%, 4/23/2020 (b)	7,445,000	7,504,762

(ICE LIBOR USD 3 Month + 1.20%), 3.99%, 9/15/2020 (b)	1,900,000	1,921,011

(ICE LIBOR USD 3 Month + 0.73%), 3.55%, 12/27/2020 (b)	5,444,000	5,455,198

(ICE LIBOR USD 3 Month + 1.77%), 4.42%, 2/25/2021 (b)	5,144,000	5,257,736

(ICE LIBOR USD 3 Month + 1.11%), 3.87%, 4/26/2022 (b)	20,664,000	20,780,827

(ICE LIBOR USD 3 Month + 0.78%), 3.52%, 10/31/2022 (b)	4,934,000	4,917,915

ING Bank NV (Netherlands)

(ICE LIBOR USD 3 Month + 0.61%), 3.29%, 8/15/2019 (a) (b)	4,370,000	4,379,439

2.50%, 10/1/2019 (a)	10,911,000	10,885,555

(ICE LIBOR USD 3 Month + 0.69%), 3.49%, 10/1/2019 (a) (b)	2,035,000	2,041,497

2.45%, 3/16/2020 (a)	26,706,000	26,588,817

(ICE LIBOR USD 3 Month + 0.97%), 3.65%, 8/17/2020 (a) (b)	6,025,000	6,081,972

Macquarie Bank Ltd. (Australia)

2.60%, 6/24/2019 (a)	1,613,000	1,612,495

2.40%, 1/21/2020 (a)	7,338,000	7,304,245

(ICE LIBOR USD 3 Month + 1.12%), 3.87%, 7/29/2020 (a) (b)	2,094,000	2,113,252

Macquarie Group Ltd. (Australia)

7.63%, 8/13/2019 (a)	1,572,000	1,603,623

6.00%, 1/14/2020 (a)	24,670,000	25,278,889

Morgan Stanley

5.63%, 9/23/2019	15,704,000	15,935,740

(ICE LIBOR USD 3 Month + 1.14%), 3.90%, 1/27/2020 (b)	4,000,000	4,028,540

5.50%, 7/24/2020	3,530,000	3,643,960

(ICE LIBOR USD 3 Month + 0.55%), 3.25%, 2/10/2021 (b)	5,000,000	5,007,925

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 0.93%), 3.69%, 7/22/2022 (b)	27,958,000	28,056,372

Nomura Holdings, Inc. (Japan)

2.75%, 3/19/2019	13,703,000	13,704,246

6.70%, 3/4/2020	7,946,000	8,229,392

UBS AG (Switzerland)

2.20%, 6/8/2020 (a)	6,737,000	6,668,889

(ICE LIBOR USD 3 Month + 0.58%), 3.35%, 6/8/2020 (a) (b)	3,000,000	3,010,746

4.88%, 8/4/2020	16,250,000	16,665,904

2.45%, 12/1/2020 (a)	9,813,000	9,708,001

(ICE LIBOR USD 3 Month + 0.48%), 3.22%, 12/1/2020 (a) (b)	10,162,000	10,168,870

USAA Capital Corp. 2.13%, 6/3/2019 (a)	651,000	650,063

		294,690,864

Chemicals — 0.6%

Air Liquide Finance SA (France) 1.38%, 9/27/2019 (a)	22,316,000	22,121,695

DowDuPont, Inc. (ICE LIBOR USD 3 Month + 0.71%), 3.39%, 11/15/2020 (b)	6,599,000	6,637,424

Nutrien Ltd. (Canada) 6.50%, 5/15/2019	6,260,000	6,306,278

		35,065,397

Commercial Services & Supplies — 0.2%

Brambles USA, Inc. (Australia) 5.35%, 4/1/2020 (a)	7,869,000	8,031,011

Republic Services, Inc. 5.00%, 3/1/2020	5,601,000	5,710,734

		13,741,745

Construction Materials — 0.1%

Martin Marietta Materials, Inc. (ICE LIBOR USD 3 Month + 0.65%), 3.31%, 5/22/2020 (b)	5,627,000	5,626,984

Consumer Finance — 2.7%

AerCap Ireland Capital DAC (Ireland) 3.75%, 5/15/2019	4,050,000	4,060,166

American Express Co.

(ICE LIBOR USD 3 Month + 0.53%), 3.21%, 5/17/2021 (b)	3,354,000	3,357,130

(ICE LIBOR USD 3 Month + 0.60%), 3.33%, 11/5/2021 (b)	7,500,000	7,511,070

(ICE LIBOR USD 3 Month + 0.65%), 3.29%, 2/27/2023 (b)	5,421,000	5,377,632

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	109

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Consumer Finance — continued

American Express Credit Corp.

1.88%, 5/3/2019	3,923,000	3,917,469

(ICE LIBOR USD 3 Month + 0.49%), 3.17%, 8/15/2019 (b)	3,303,000	3,308,588

1.70%, 10/30/2019	9,547,000	9,478,844

(ICE LIBOR USD 3 Month + 0.57%), 3.32%, 10/30/2019 (b)	1,024,000	1,026,487

American Honda Finance Corp. 1.20%, 7/12/2019	10,000,000	9,947,444

Capital One Financial Corp.

2.50%, 5/12/2020	14,984,000	14,883,101

(ICE LIBOR USD 3 Month + 0.76%), 3.46%, 5/12/2020 (b)	7,750,000	7,780,593

(ICE LIBOR USD 3 Month + 0.95%), 3.72%, 3/9/2022 (b)	7,714,000	7,673,338

Caterpillar Financial Services Corp.

2.10%, 6/9/2019	1,629,000	1,626,191

(ICE LIBOR USD 3 Month + 0.18%), 2.86%, 5/15/2020 (b)	6,853,000	6,853,868

(ICE LIBOR USD 3 Month + 0.28%), 3.05%, 9/7/2021 (b)	4,763,000	4,750,180

General Motors Financial Co., Inc.

2.40%, 5/9/2019	2,838,000	2,835,275

3.50%, 7/10/2019	1,097,000	1,099,060

3.15%, 1/15/2020	6,081,000	6,080,421

(ICE LIBOR USD 3 Month + 0.93%), 3.73%, 4/13/2020 (b)	3,271,000	3,270,122

ICBCIL Finance Co. Ltd. (China) 2.38%, 5/19/2019 (a)	1,595,000	1,591,773

John Deere Capital Corp.

1.70%, 1/15/2020	5,495,000	5,445,170

(ICE LIBOR USD 3 Month + 0.42%), 3.20%, 7/10/2020 (b)	26,235,000	26,280,268

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.20%), 2.89%, 11/13/2020 (b)	11,340,000	11,329,735

(ICE LIBOR USD 3 Month + 0.26%), 2.96%, 5/10/2021 (b)	879,000	875,663

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.20%), 2.75%, 6/3/2020 (b)	3,500,000	3,498,054

		153,857,642

Diversified Financial Services — 0.9%

AIG Global Funding

(ICE LIBOR USD 3 Month + 0.48%), 3.28%, 7/2/2020 (a) (b)	3,956,000	3,962,860

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — continued

(ICE LIBOR USD 3 Month + 0.65%), 3.38%, 1/22/2021 (a) (b)	26,436,000	26,459,955

Boeing Capital Corp. 4.70%, 10/27/2019	3,910,000	3,962,244

Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 3.08%, 10/30/2020 (a) (b)	700,000	699,794

National Rural Utilities Cooperative Finance Corp.

2.00%, 1/27/2020	2,787,000	2,767,948

(ICE LIBOR USD 3 Month + 0.38%), 3.18%, 6/30/2021 (b)	7,159,000	7,148,597

Siemens Financieringsmaatschappij NV (Germany) (ICE LIBOR USD 3 Month + 0.34%), 3.13%, 3/16/2020 (a) (b)	4,036,000	4,036,277

		49,037,675

Diversified Telecommunication Services — 1.6%

AT&T, Inc. (ICE LIBOR USD 3 Month + 0.65%), 3.44%, 1/15/2020 (b)	11,800,000	11,842,034

Deutsche Telekom International Finance BV (Germany)

6.00%, 7/8/2019	4,087,000	4,131,556

1.50%, 9/19/2019 (a)	5,145,000	5,106,422

(ICE LIBOR USD 3 Month + 0.45%), 3.25%, 9/19/2019 (a) (b)	4,490,000	4,498,558

2.23%, 1/17/2020 (a)	4,909,000	4,873,819

(ICE LIBOR USD 3 Month + 0.58%), 3.35%, 1/17/2020 (a) (b)	3,009,000	3,017,009

Orange SA (France)

5.38%, 7/8/2019	14,821,000	14,946,303

1.63%, 11/3/2019	8,493,000	8,420,790

SES GLOBAL Americas Holdings GP (Luxembourg) 2.50%, 3/25/2019 (a)	4,371,000	4,370,108

Verizon Communications, Inc.

(ICE LIBOR USD 3 Month + 0.55%), 3.21%, 5/22/2020 (b)	5,434,000	5,456,501

(ICE LIBOR USD 3 Month + 1.00%), 3.79%, 3/16/2022 (b)	25,199,000	25,487,170

		92,150,270

Electric Utilities — 1.7%

Arizona Public Service Co. 8.75%, 3/1/2019	1,998,000	1,998,000

Duke Energy Florida LLC

2.10%, 12/15/2019	265,500	264,746

1.85%, 1/15/2020	2,325,000	2,307,136

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Electric Utilities — continued

Duke Energy Ohio, Inc. 5.45%, 4/1/2019	1,373,000	1,375,854

Eversource Energy 4.50%, 11/15/2019	4,818,000	4,872,198

Kansas City Power & Light Co. Series 09A, 7.15%, 4/1/2019	2,403,000	2,410,899

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 3.47%, 3/27/2020 (b)	2,849,000	2,847,548

NextEra Energy Capital Holdings, Inc.

2.30%, 4/1/2019	5,902,000	5,900,451

(ICE LIBOR USD 3 Month + 0.55%), 3.18%, 8/28/2021 (b)	12,660,000	12,599,842

Niagara Mohawk Power Corp. 4.88%, 8/15/2019 (a)	8,505,000	8,580,980

Oncor Electric Delivery Co. LLC 2.15%, 6/1/2019	11,509,000	11,492,209

Progress Energy, Inc. 7.05%, 3/15/2019	6,603,000	6,611,800

Public Service Co. of Oklahoma 5.15%, 12/1/2019	1,673,000	1,700,498

Public Service Electric & Gas Co. Series I, 1.80%, 6/1/2019	5,631,000	5,615,346

State Grid Overseas Investment 2016 Ltd. (China) 2.25%, 5/4/2020 (a)	2,719,000	2,683,689

State Grid Overseas Investment Ltd. (China) 2.75%, 5/7/2019 (a)	14,200,000	14,192,732

Virginia Electric & Power Co. 5.00%, 6/30/2019	4,973,000	5,006,821

Wisconsin Power & Light Co.

5.00%, 7/15/2019	3,338,000	3,361,536

4.60%, 6/15/2020	1,368,000	1,393,725

		95,216,010

Electrical Equipment — 0.0% (c)

Emerson Electric Co. 5.00%, 4/15/2019	1,245,000	1,248,021

Energy Equipment & Services — 0.3%

Schlumberger Holdings Corp. 3.00%, 12/21/2020 (a)	14,962,000	14,909,479

Entertainment — 0.7%

NBCUniversal Enterprise, Inc. (ICE LIBOR USD 3 Month + 0.40%), 3.20%, 4/1/2021 (a) (b)	39,762,000	39,769,590

Equity Real Estate Investment Trusts (REITs) — 1.5%

ERP Operating LP 2.38%, 7/1/2019	7,739,000	7,726,791

HCP, Inc. 2.63%, 2/1/2020	20,227,000	20,174,768

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Equity Real Estate Investment Trusts (REITs) — continued

Scentre Group Trust 1 (Australia) 2.38%, 11/5/2019 (a)	14,402,000	14,327,426

WEA Finance LLC (France)

2.70%, 9/17/2019 (a)	10,346,000	10,335,415

3.25%, 10/5/2020 (a)	27,920,000	27,963,559

Welltower, Inc. 4.13%, 4/1/2019	5,273,000	5,274,887

		85,802,846

Food & Staples Retailing — 0.9%

Alimentation Couche-Tard, Inc. (Canada)

2.35%, 12/13/2019 (a)	23,192,000	23,069,141

(ICE LIBOR USD 3 Month + 0.50%), 3.28%, 12/13/2019 (a) (b)	4,800,000	4,799,084

Kroger Co. (The)

1.50%, 9/30/2019	9,361,000	9,289,180

6.15%, 1/15/2020	7,740,000	7,947,931

Walmart, Inc. (ICE LIBOR USD 3 Month + 0.04%), 2.86%, 6/23/2020 (b)	3,899,000	3,894,401

		48,999,737

Food Products — 0.6%

Conagra Brands, Inc. (ICE LIBOR USD 3 Month + 0.75%), 3.51%, 10/22/2020 (b)	13,830,000	13,768,702

Mondelez International Holdings Netherlands BV

1.63%, 10/28/2019 (a)	4,052,000	4,016,699

(ICE LIBOR USD 3 Month + 0.61%), 3.37%, 10/28/2019 (a) (b)	6,000,000	6,013,898

Tyson Foods, Inc.

(ICE LIBOR USD 3 Month + 0.45%), 3.08%, 5/30/2019 (b)	4,770,000	4,769,917

2.65%, 8/15/2019	2,000,000	1,996,713

(ICE LIBOR USD 3 Month + 0.55%), 3.29%, 6/2/2020 (b)	1,372,000	1,369,491

		31,935,420

Gas Utilities — 0.0% (c)

Atmos Energy Corp. 8.50%, 3/15/2019	440,000	440,797

Health Care Equipment & Supplies — 0.0% (c)

Zimmer Biomet Holdings, Inc. (ICE LIBOR USD 3 Month + 0.75%), 3.55%, 3/19/2021 (b)	1,050,000	1,045,332

Health Care Providers & Services — 0.5%

Cardinal Health, Inc. 1.95%, 6/14/2019	8,462,000	8,441,094

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	111

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Health Care Providers & Services — continued

CVS Health Corp.

3.13%, 3/9/2020	4,650,000	4,657,563

(ICE LIBOR USD 3 Month + 0.63%), 3.40%, 3/9/2020 (b)	12,450,000	12,474,931

Express Scripts Holding Co.

2.25%, 6/15/2019	1,143,000	1,140,670

(ICE LIBOR USD 3 Month + 0.75%), 3.38%, 11/30/2020 (b)	2,500,000	2,500,007

		29,214,265

Independent Power and Renewable Electricity Producers — 0.5%

Exelon Generation Co. LLC

5.20%, 10/1/2019	11,471,000	11,601,043

2.95%, 1/15/2020	14,634,000	14,620,818

		26,221,861

Industrial Conglomerates — 0.3%

Hutchison Whampoa International Ltd. (Hong Kong)

7.63%, 4/9/2019 (a)	14,015,000	14,077,922

5.75%, 9/11/2019 (a)	1,826,000	1,852,048

		15,929,970

Insurance — 4.3%

AIA Group Ltd. (Hong Kong)

2.25%, 3/11/2019 (a)	10,464,000	10,462,267

(ICE LIBOR USD 3 Month + 0.52%), 3.31%, 9/20/2021 (a) (b)	10,683,000	10,655,576

Allstate Corp. (The) 7.45%, 5/16/2019	859,000	866,671

Athene Global Funding

2.75%, 4/20/2020 (a)	11,483,000	11,417,596

(ICE LIBOR USD 3 Month + 1.14%), 3.90%, 4/20/2020 (a) (b)	6,795,000	6,838,518

(ICE LIBOR USD 3 Month + 1.23%), 4.04%, 7/1/2022 (a) (b)	26,740,000	26,894,588

Jackson National Life Global Funding

2.30%, 4/16/2019 (a)	2,050,000	2,049,438

(ICE LIBOR USD 3 Month + 0.30%), 3.06%, 4/27/2020 (a) (b)	7,309,000	7,306,515

(ICE LIBOR USD 3 Month + 0.30%), 3.09%, 10/15/2020 (a) (b)	17,022,000	16,985,153

(ICE LIBOR USD 3 Month + 0.48%), 3.25%, 6/11/2021 (a) (b)	3,446,000	3,437,080

(ICE LIBOR USD 3 Month + 0.73%), 3.55%, 6/27/2022 (a) (b)	2,000,000	2,003,191

MassMutual Global Funding II 1.55%, 10/11/2019 (a)	6,914,000	6,866,338

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Insurance — continued

Metropolitan Life Global Funding I

2.00%, 4/14/2020 (a)	1,125,000	1,113,807

(ICE LIBOR USD 3 Month + 0.40%), 3.18%, 6/12/2020 (a) (b)	2,631,000	2,636,985

(SOFR + 0.57%), 2.94%, 9/7/2020 (a) (b)	12,000,000	11,994,599

(ICE LIBOR USD 3 Month + 0.23%), 3.03%, 1/8/2021 (a) (b)	12,450,000	12,428,611

New York Life Global Funding

2.15%, 6/18/2019 (a)	1,075,000	1,073,389

1.50%, 10/24/2019 (a)	4,625,000	4,588,988

(ICE LIBOR USD 3 Month + 0.32%), 3.05%, 8/6/2021 (a) (b)	2,017,000	2,017,496

Pricoa Global Funding I

2.20%, 5/16/2019 (a)	664,000	663,356

1.45%, 9/13/2019 (a)	1,242,000	1,232,786

Principal Life Global Funding II

2.38%, 9/11/2019 (a)	1,624,000	1,620,625

2.15%, 1/10/2020 (a)	15,320,000	15,228,385

Protective Life Global Funding

1.72%, 4/15/2019 (a)	8,498,000	8,490,267

1.56%, 9/13/2019 (a)	10,119,000	10,051,055

2.26%, 4/8/2020 (a)	15,779,000	15,672,626

(ICE LIBOR USD 3 Month + 0.37%), 3.17%, 7/13/2020 (a) (b)	10,380,000	10,381,278

2.70%, 11/25/2020 (a)	7,952,000	7,888,092

Reliance Standard Life Global Funding II

2.50%, 4/24/2019 (a)	17,906,000	17,897,599

2.50%, 1/15/2020 (a)	9,888,000	9,837,896

Suncorp-Metway Ltd. (Australia) 2.10%, 5/3/2019 (a)	890,000	889,156

WR Berkley Corp. 6.15%, 8/15/2019	4,925,000	4,994,156

		246,484,083

Interactive Media & Services — 0.4%

Tencent Holdings Ltd. (China)

3.38%, 5/2/2019 (a)	22,847,000	22,858,138

2.88%, 2/11/2020 (a)	1,659,000	1,655,534

		24,513,672

IT Services — 0.1%

Western Union Co. (The)

3.35%, 5/22/2019	7,913,000	7,917,203

(ICE LIBOR USD 3 Month + 0.80%), 3.46%, 5/22/2019 (b)	810,000	810,418

		8,727,621

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Machinery — 0.6%

Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.23%), 3.02%, 3/15/2021 (b)	30,000,000	29,947,596

Illinois Tool Works, Inc. 6.25%, 4/1/2019	2,024,000	2,029,270

		31,976,866

Media — 0.4%

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 3.13%, 10/1/2020 (b)	12,934,000	12,952,947

Omnicom Group, Inc. 6.25%, 7/15/2019	12,078,000	12,227,865

		25,180,812

Multiline Retail — 0.2%

Dollar Tree, Inc. (ICE LIBOR USD 3 Month + 0.70%), 3.47%, 4/17/2020 (b)	14,311,000	14,316,882

Multi-Utilities — 0.7%

Consolidated Edison Co. of New York, Inc.

6.65%, 4/1/2019	1,655,000	1,659,981

Series C, (ICE LIBOR USD 3 Month + 0.40%), 3.22%, 6/25/2021 (b)	2,131,000	2,125,673

Dominion Energy, Inc. Series B, 1.60%, 8/15/2019	7,881,000	7,834,476

DTE Energy Co.

1.50%, 10/1/2019	11,937,000	11,833,935

2.40%, 12/1/2019	3,111,000	3,088,134

TECO Finance, Inc. 5.15%, 3/15/2020	14,655,000	14,952,410

		41,494,609

Oil, Gas & Consumable Fuels — 1.1%

BP Capital Markets America, Inc. 4.50%, 10/1/2020	3,683,000	3,774,489

Chevron Corp. 4.95%, 3/3/2019	3,456,000	3,456,000

Enable Midstream Partners LP 2.40%, 5/15/2019 (d)	1,500,000	1,497,926

Enbridge, Inc. (Canada) (ICE LIBOR USD 3 Month + 0.40%), 3.18%, 1/10/2020 (b)	7,500,000	7,487,667

Enterprise Products Operating LLC

2.55%, 10/15/2019	1,038,000	1,036,217

5.25%, 1/31/2020	5,438,000	5,545,593

EOG Resources, Inc.

5.63%, 6/1/2019	22,531,000	22,666,509

2.45%, 4/1/2020	7,091,000	7,049,206

ONEOK Partners LP 8.63%, 3/1/2019	4,139,000	4,139,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oil, Gas & Consumable Fuels — continued

Phillips 66

(ICE LIBOR USD 3 Month + 0.75%), 3.54%, 4/15/2020 (a) (b)	410,000	410,200

(ICE LIBOR USD 3 Month + 0.60%), 3.25%, 2/26/2021 (b)	1,000,000	998,926

Spectra Energy Partners LP (ICE LIBOR USD 3 Month + 0.70%), 3.45%, 6/5/2020 (b)	3,942,000	3,919,722

Total Capital International SA (France) (ICE LIBOR USD 3 Month + 0.35%), 3.15%, 6/19/2019 (b)	441,000	441,368

TransCanada PipeLines Ltd. (Canada) 2.13%, 11/15/2019	1,513,000	1,505,692

		63,928,515

Pharmaceuticals — 1.0%

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (a)	4,240,000	4,212,763

GlaxoSmithKline Capital plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.35%), 3.04%, 5/14/2021 (b)	3,393,000	3,391,326

Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/2019	25,000,000	24,825,139

Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 3.08%, 8/20/2021 (b)	22,847,000	22,617,436

		55,046,664

Road & Rail — 0.7%

Burlington Northern Santa Fe LLC 4.70%, 10/1/2019	2,905,000	2,936,259

Cie de Chemin de Fer Canadien Pacifique (Canada) 7.25%, 5/15/2019	2,239,000	2,258,208

ERAC USA Finance LLC 2.35%, 10/15/2019 (a)	7,681,000	7,646,136

Ryder System, Inc.

2.55%, 6/1/2019	9,925,000	9,906,937

2.45%, 9/3/2019	3,407,000	3,398,229

2.88%, 9/1/2020	12,615,000	12,577,080

		38,722,849

Technology Hardware, Storage & Peripherals — 0.0% (c)

Apple, Inc. (ICE LIBOR USD 3 Month + 0.20%), 2.94%, 2/7/2020 (b)	400,000	400,834

Thrifts & Mortgage Finance — 1.8%

BPCE SA (France)

3.15%, 7/31/2020 (a)	65,000,000	65,007,712

(ICE LIBOR USD 3 Month + 1.22%), 3.88%, 5/22/2022 (a) (b)	27,483,000	27,542,144

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	113

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Thrifts & Mortgage Finance — continued

Nationwide Building Society (United Kingdom) 2.35%, 1/21/2020 (a)	9,799,000	9,742,627

		102,292,483

Tobacco — 0.6%

Altria Group, Inc.

9.25%, 8/6/2019	2,406,000	2,466,896

4.75%, 5/5/2021	5,514,000	5,701,124

BAT Capital Corp. (United Kingdom) (ICE LIBOR USD 3 Month + 0.59%), 3.28%, 8/14/2020 (b)	1,800,000	1,794,293

Philip Morris International, Inc. 2.00%, 2/21/2020	9,140,000	9,067,216

Reynolds American, Inc. (United Kingdom) 8.13%, 6/23/2019	12,777,000	12,972,624

		32,002,153

Trading Companies & Distributors — 0.6%

Air Lease Corp. 4.75%, 3/1/2020	2,593,000	2,629,507

Aviation Capital Group LLC

(ICE LIBOR USD 3 Month + 0.95%), 3.69%, 6/1/2021 (a) (b)	15,000,000	14,984,210

(ICE LIBOR USD 3 Month + 0.67%), 3.42%, 7/30/2021 (a) (b)	6,254,000	6,207,881

BOC Aviation Ltd. (Singapore) (ICE LIBOR USD 3 Month + 1.05%), 3.79%, 5/2/2021 (a) (b)	4,090,000	4,108,257

International Lease Finance Corp. 5.88%, 4/1/2019	5,607,000	5,615,758

		33,545,613

Transportation Infrastructure — 0.2%

Central Nippon Expressway Co. Ltd. (Japan) 2.17%, 8/5/2019 (e)	2,595,000	2,585,892

HPHT Finance 15 Ltd. (Hong Kong) 2.88%, 3/17/2020 (a)	8,593,000	8,550,681

		11,136,573

Wireless Telecommunication Services — 0.7%

America Movil SAB de CV (Mexico)

5.00%, 10/16/2019	13,389,000	13,489,418

5.00%, 3/30/2020	24,214,000	24,607,477

		38,096,895

Total Corporate Bonds (Cost $4,029,786,131)		4,031,900,751

Asset-Backed Securities — 10.8%

Allegro CLO II-S Ltd. (Cayman Islands) Series 2014-1RA, Class X, 3.41%, 10/21/2028 (a) (f)	875,000	875,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Ally Auto Receivables Trust Series 2018-3, Class A2, 2.72%, 5/17/2021	4,016,220	4,016,962

ALM VI Ltd. (Cayman Islands) Series 2012-6A, Class X, 3.39%, 7/15/2026 ‡ (a) (f)	940,000	940,000

American Express Credit Account Master Trust Series 2017-3, Class A, 1.77%, 11/15/2022	25,000,000	24,729,082

AmeriCredit Automobile Receivables Trust

Series 2017-2, Class A2A, 1.65%, 9/18/2020	4,386	4,384

Series 2016-3, Class A3, 1.46%, 5/10/2021	107,911	107,664

Series 2017-4, Class A2A, 1.83%, 5/18/2021	106,481	106,358

Series 2016-4, Class A3, 1.53%, 7/8/2021	320,196	319,168

Series 2018-1, Class A2A, 2.71%, 7/19/2021	726,347	726,279

Series 2018-2, Class A2A, 2.86%, 11/18/2021	8,377,786	8,372,475

Series 2017-2, Class A3, 1.98%, 12/20/2021	3,802,000	3,787,212

Series 2018-3, Class A2A, 3.11%, 1/18/2022	9,196,000	9,211,327

Anchorage Capital CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 3.45%, 10/13/2030 ‡ (a) (f)	556,283	556,004

Apidos CLO (Cayman Islands) Series 2015-21A, Class A1R, 3.71%, 7/18/2027 (a) (f)	7,345,000	7,280,305

ARES XLVI CLO Ltd. Series 2017-46A, Class X, 3.39%, 1/15/2030 ‡ (a) (f)	156,250	156,242

Ares XXVII CLO Ltd. (Cayman Islands) Series 2013-2A, Class XR, 3.66%, 7/28/2029 ‡ (a) (f)	181,250	181,241

Ares XXXVR CLO Ltd. Series 2015-35RA, Class X, 3.44%, 7/15/2030 (a) (f)	1,050,000	1,049,947

Atrium XV (Cayman Islands) Series 15A, Class X, 3.45%, 1/23/2031 (a) (f)	2,230,000	2,230,000

Avery Point III CLO Ltd. (Cayman Islands) Series 2013-3A, Class AR, 3.90%, 1/18/2025 (a) (f)	745,694	745,304

Avery Point VI CLO Ltd. (Cayman Islands) Series 2015-6A, Class AR, 3.78%, 8/5/2027 (a) (f)	11,906,000	11,858,697

Battalion CLO VII Ltd. (Cayman Islands) Series 2014-7A, Class XRR, 3.67%, 7/17/2028 ‡ (a) (f)	4,500,000	4,499,775

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Battalion CLO XI Ltd. (Cayman Islands) Series 2017-11A, Class X, 3.58%, 10/24/2029 (a) (f)	1,425,000	1,424,287

Benefit Street Partners CLO II Ltd. (Cayman Islands) Series 2013-IIA, Class X, 4.49%, 7/15/2029 ‡ (a) (f)	171,875	171,789

Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class X, 3.79%, 4/15/2029 (a) (f)	290,625	290,610

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class AR2, 3.69%, 11/20/2028 (a) (f)	17,750,000	17,657,718

Series 2014-2A, Class X, 3.36%, 10/20/2030 (a) (f)	3,000,000	3,000,000

Series 2016-3A, Class X, 3.30%, 11/15/2030 (a) (f)	2,700,000	2,699,865

BMW Vehicle Lease Trust Series 2017-1, Class A3, 1.98%, 5/20/2020	3,116,823	3,111,984

Capital Auto Receivables Asset Trust

Series 2015-2, Class C, 2.67%, 8/20/2020	321,399	321,205

Series 2018-2, Class A2, 3.02%, 2/22/2021 (a)	8,933,000	8,943,095

CarMax Auto Owner Trust

Series 2017-3, Class A2A, 1.64%, 9/15/2020	43,438	43,372

Series 2018-3, Class A2A, 2.88%, 10/15/2021	6,335,000	6,340,591

CBAM Ltd. (Cayman Islands) Series 2017-3A, Class X, 3.47%, 10/17/2029 (a) (f)	3,000,000	3,000,000

CIFC Funding Ltd. (Cayman Islands)

Series 2015-4A, Class A1R, 3.91%, 10/20/2027 (a) (f)	440,000	439,560

Series 2016-1A, Class A, 4.24%, 10/21/2028 (a) (f)	8,490,000	8,485,517

Series 2013-1A, Class X, 3.63%, 7/16/2030 (a) (f)	594,208	594,179

Series 2014-1A, Class X, 3.38%, 1/18/2031 (a) (f)	857,143	857,143

Series 2013-3RA, Class X, 3.43%, 4/24/2031 (a) (f)	3,000,000	2,998,500

Citibank Credit Card Issuance Trust

Series 2014-A6, Class A6, 2.15%, 7/15/2021	15,000,000	14,974,473

Series 2016-A1, Class A1, 1.75%, 11/19/2021	24,426,000	24,262,199

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Clear Creek CLO (Cayman Islands) Series 2015-1A, Class X, 3.76%, 10/20/2030 ‡ (a) (f)	189,063	188,968

Cole Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class AR, 3.81%, 10/20/2028 (a) (f)	11,000,000	10,943,493

Colombia Cent CLO Ltd. (Cayman Islands) Series 2018-27A, Class X, 3.19%, 10/25/2028 (a) (f)	2,150,000	2,150,000

Denali Capital CLO XII Ltd. (Cayman Islands) Series 2016-1A, Class X, 3.34%, 4/15/2031 ‡ (a) (f)	337,500	337,331

Discover Card Execution Note Trust Series 2016-A4, Class A4, 1.39%, 3/15/2022	7,153,000	7,104,279

Drive Auto Receivables Trust

Series 2018-2, Class A2, 2.64%, 9/15/2020	65,156	65,159

Series 2017-3, Class B, 2.30%, 5/17/2021	31,621	31,613

Series 2018-2, Class A3, 2.88%, 6/15/2021	540,000	540,103

Series 2018-5, Class A2A, 3.21%, 7/15/2021	13,994,000	14,007,840

Series 2018-3, Class A3, 3.01%, 11/15/2021	3,333,000	3,336,657

Dryden 30 Senior Loan Fund (Cayman Islands) Series 2013-30A, Class X, 3.28%, 11/15/2028 ‡ (a) (f)	150,000	149,992

Dryden 50 Senior Loan Fund (Cayman Islands) Series 2017-50A, Class X, 3.59%, 7/15/2030 ‡ (a) (f)	180,000	179,910

Dryden 61 CLO Ltd. (Cayman Islands) Series 2018-61A, Class X, 3.14%, 1/17/2032 (a) (f)	4,500,000	4,499,775

Ford Credit Auto Owner Trust

Series 2014-1, Class A, 2.26%, 11/15/2025 (a)	26,349,000	26,324,827

Series 2015-1, Class A, 2.12%, 7/15/2026 (a)	5,224,000	5,187,390

Galaxy XVIII CLO Ltd. (Cayman Islands) Series 2018-28A, Class X, 3.44%, 7/15/2031 (a) (f)	4,785,000	4,784,761

Galaxy XXI CLO Ltd. (Cayman Islands) Series 2015-21A, Class X, 3.26%, 4/20/2031 ‡ (a) (f)	500,000	499,975

GE Capital Credit Card Master Note Trust Series 2012-7, Class A, 1.76%, 9/15/2022	20,921,000	20,810,539

GT Loan Financing I Ltd. (Cayman Islands) Series 2013-1A, Class XR, 3.41%, 7/28/2031 (a) (f)	1,500,000	1,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	115

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Honda Auto Receivables Owner Trust Series 2018-3, Class A2, 2.67%, 12/22/2020	9,355,508	9,358,087

ICG US CLO Ltd. (Cayman Islands)

Series 2017-2A, Class X, 3.57%, 10/23/2029 (a) (f)	557,143	557,115

Series 2014-1A, Class X, 3.41%, 1/20/2030 (a) (f)	550,000	549,725

KKR CLO Ltd. (Cayman Islands)

Series 13, Class A1R, 3.58%, 1/16/2028 (a) (f)	2,000,000	1,979,716

Series 11, Class X, 3.39%, 1/15/2031 ‡ (a) (f)	731,250	730,884

KREF Ltd. Series 2018-FL1, Class A, 3.59%, 6/15/2036 (a) (f)	5,000,000	4,993,750

KVK CLO Ltd. (Cayman Islands) Series 2013-1A, Class X, 3.45%, 1/14/2028 ‡ (a) (f)	1,653,000	1,653,000

LCM XVI LP (Cayman Islands) Series 16A, Class XR, 3.49%, 10/15/2031 (a) (f)	7,450,000	7,450,000

LCM XVII LP (Cayman Islands) Series 17A, Class XR, 3.39%, 10/15/2031 (a) (f)	1,350,000	1,347,300

LCM XX LP (Cayman Islands) Series 20A, Class AR, 3.80%, 10/20/2027 (a) (f)	8,700,000	8,640,797

Magnetite IX Ltd. (Cayman Islands) Series 2014-9A, Class A1R, 3.77%, 7/25/2026 (a) (f)	12,295,420	12,287,194

Magnetite XI Ltd. (Cayman Islands) Series 2014-11A, Class A1R, 3.90%, 1/18/2027 (a) (f)	8,650,000	8,652,673

Magnetite XXI Ltd. (Cayman Islands) Series 2019-21A, Class X, 4/20/2030 (a) (f) (g)	5,000,000	5,000,000

Mercedes-Benz Auto Lease Trust Series 2019-A, Class A2, 3.01%, 2/16/2021	12,341,000	12,368,693

MP CLO IV Ltd. (Cayman Islands) Series 2013-2A, Class X, 3.72%, 7/25/2029 (a) (f)	950,000	949,525

Neuberger Berman CLO XIX Ltd. (Cayman Islands) Series 2015-19A, Class A1R2, 3.59%, 7/15/2027 (a) (f)	2,780,000	2,760,407

Neuberger Berman CLO XVI-S Ltd. (Cayman Islands) Series 2017-16SA, Class X, 3.39%, 1/15/2028 (a) (f)	75,000	74,996

Nissan Auto Receivables Owner Trust Series 2019-A, Class A2A, 2.82%, 1/18/2022	10,044,000	10,048,021

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Oak Hill Credit Partners Ltd. (Cayman Islands) Series 2014-10RA, Class X, 3.41%, 12/12/2030 (a) (f)	4,150,000	4,150,000

Oak Hill Credit Partners XII Ltd. Series 2015-12A, Class XR, 3.42%, 7/23/2030 (a) (f)	4,650,000	4,650,000

OCP CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 3.62%, 4/17/2027 (a) (f)	39,185,000	38,989,977

Series 2015-9A, Class A1R, 3.59%, 7/15/2027 (a) (f)	3,285,000	3,263,759

Series 2016-12A, Class A1R, 3.90%, 10/18/2028 (a) (f)	10,420,000	10,357,459

Octagon Investment Partners 24 Ltd. (Cayman Islands) Series 2015-1A, Class A1R, 3.54%, 5/21/2027 (a) (f)	21,423,000	21,330,410

Octagon Investment Partners 25 Ltd. (Cayman Islands) Series 2015-1A, Class AR, 3.56%, 10/20/2026 (a) (f)	13,000,000	12,922,975

Octagon Investment Partners 28 Ltd. (Cayman Islands) Series 2016-1A, Class XR, 3.43%, 10/24/2030 (a) (f)	1,430,000	1,430,000

Octagon Investment Partners XVII Ltd. (Cayman Islands) Series 2013-1A, Class X, 3.37%, 1/25/2031 ‡ (a) (f)	879,293	879,249

Octagon Investment Partners XX Ltd. (Cayman Islands) Series 2014-1A, Class AR, 3.83%, 8/12/2026 (a) (f)	5,363,580	5,362,056

OHA Credit Funding 1 Ltd. (Cayman Islands) Series 2018-1A, Class X, 3.29%, 10/20/2030 (a) (f)	2,000,000	2,000,000

OHA Loan Funding Ltd. (Cayman Islands) Series 2013-2A, Class X, 3.25%, 5/23/2031 ‡ (a) (f)	1,150,000	1,149,425

Regatta XIII Funding Ltd. (Cayman Islands) Series 2018-2A, Class X, 3.44%, 7/15/2031 (a) (f)	4,842,857	4,842,615

Regatta XV Funding Ltd. (Cayman Islands) Series 2018-4A, Class X, 3.14%, 10/25/2031 (a) (f)	5,300,000	5,300,000

Santander Drive Auto Receivables Trust Series 2018-4, Class A2, 2.73%, 3/15/2021	2,355,343	2,353,950

Shackleton CLO Ltd. (Cayman Islands)

Series 2015-8A, Class A1R, 3.70%, 10/20/2027 (a) (f)	13,016,500	12,925,281

Series 2014-6RA, Class A, 3.79%, 7/17/2028 (a) (f)	16,485,000	16,391,876

Symphony CLO V Ltd. (Cayman Islands) Series 2007-5A, Class A1, 3.54%, 1/15/2024 (a) (f)	16,212	16,208

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued

Symphony CLO XIV Ltd. (Cayman Islands)

Series 2014-14A, Class A1R, 4.08%, 7/14/2026 (a) (f)	2,810,523	2,814,846

Series 2014-14A, Class A2R, 4.08%, 7/14/2026 (a) (f)	4,009,680	4,009,535

Symphony CLO XV Ltd. (Cayman Islands) Series 2014-15A, Class XR2, 3.54%, 1/17/2032 (a) (f)	6,000,000	6,000,000

Synchrony Credit Card Master Note Trust Series 2016-3, Class A, 1.58%, 9/15/2022	10,284,000	10,219,114

THL Credit Wind River CLO Ltd. (Cayman Islands)

Series 2017-1A, Class A, 4.12%, 4/18/2029 (a) (f)	7,500,000	7,506,863

Series 2014-2A, Class X, 3.44%, 1/15/2031 ‡ (a) (f)	625,000	624,687

Series 2014-1A, Class X, 3.38%, 7/18/2031 ‡ (a) (f)	1,875,000	1,874,966

Toyota Auto Receivables Owner Trust Series 2018-C, Class A2A, 2.77%, 8/16/2021	8,084,000	8,089,084

Treman Park CLO Ltd. (Cayman Islands) Series 2015-1A, Class ARR, 3.83%, 10/20/2028 (a) (f)	4,527,000	4,511,169

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (a)	9,751,938	9,716,113

Series 2017-3A, Class A1B, 2.75%, 4/20/2022 (a) (f)	440,000	440,260

Volvo Financial Equipment LLC Series 2019-1A, Class A2, 2.90%, 11/15/2021 (a)	5,788,000	5,796,115

Voya CLO Ltd. (Cayman Islands)

Series 2014-3A, Class A1R, 3.49%, 7/25/2026 (a) (f)	2,478,347	2,467,175

Series 2015-2A, Class AR, 3.74%, 7/23/2027 (a) (f)	3,750,000	3,724,778

Series 2019-1A, Class A, 4/15/2029 (a) (f) (g)	11,411,000	11,411,000

Series 2014-4A, Class XR, 3.50%, 7/14/2031 (a) (f)	857,143	857,100

Series 2015-3A, Class X, 3.46%, 10/20/2031 (a) (f)	3,320,000	3,319,834

Westlake Automobile Receivables Trust Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (a)	7,500,000	7,507,859

Total Asset-Backed Securities (Cost $612,735,221)		612,619,746

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Certificates of Deposit — 2.0%

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.30%), 2.96%, 5/22/2020 (b)	2,500,000	2,501,487

(ICE LIBOR USD 3 Month + 0.28%), 3.07%, 9/21/2020 (b)	3,000,000	3,001,345

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.40%), 2.80%, 5/2/2020 (b)	4,000,000	4,011,516

Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.35%), 3.10%, 7/30/2020 (b)	21,500,000	21,499,872

Lloyds Bank Corporate Markets plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.50%), 3.32%, 9/24/2020 (b)	23,000,000	22,999,799

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.33%), 3.12%, 4/15/2020 (b)	17,000,000	17,024,101

Nordea Bank AB (Finland)

(ICE LIBOR USD 3 Month + 0.30%), 3.05%, 6/5/2020 (b)	4,000,000	4,007,362

(ICE LIBOR USD 3 Month + 0.28%), 3.02%, 9/4/2020 (b)	21,000,000	21,018,495

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.41%), 3.21%, 6/18/2020 (b)	4,000,000	4,006,541

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.40%), 3.20%, 4/1/2020 (b)	4,965,000	4,980,742

(ICE LIBOR USD 3 Month + 0.30%), 3.07%, 6/11/2020 (b)	2,773,000	2,778,166

(ICE LIBOR USD 3 Month + 0.28%), 3.08%, 9/11/2020 (b)	6,000,000	6,005,342

Total Certificates of Deposit (Cost $113,737,785)		113,834,768

U.S. Treasury Obligations — 1.7%

U.S. Treasury Notes

0.88%, 7/31/2019	20,595,200	20,456,826

1.00%, 11/30/2019	36,041,600	35,624,869

1.63%, 12/31/2019	40,000,000	39,695,312

Total U.S. Treasury Obligations (Cost $95,667,667)		95,777,007

Commercial Mortgage-Backed Securities — 0.4%

BX Commercial Mortgage Trust Series 2018-IND, Class A, 3.24%, 11/15/2035 (a) (f)	11,527,622	11,513,179

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	117

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued

BXMT Ltd. Series 2017-FL1, Class A, 3.36%, 6/15/2035 (a) (f)	1,000,000	998,750

BXP Trust Series 2017-CQHP, Class A, 3.34%, 11/15/2034 (a) (f)	500,000	495,197

CGDBB Commercial Mortgage Trust Series 2017-BIOC, Class A, 3.28%, 7/15/2032 (a) (f)	900,000	898,835

Citigroup Commercial Mortgage Trust Series 2017-1500, Class A, 3.34%, 7/15/2032 (a) (f)	1,800,000	1,800,561

Cold Storage Trust Series 2017-ICE3, Class A, 3.49%, 4/15/2036 (a) (f)	4,530,000	4,518,514

Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 3.32%, 6/15/2035 (a) (f)	2,900,000	2,867,555

TPG Real Estate Finance Ltd. (Cayman Islands) Series 2018-FL1, Class A, 3.24%, 2/15/2035 (a) (f)	497,069	493,652

Total Commercial Mortgage-Backed Securities (Cost $23,664,747)		23,586,243

Foreign Government Securities — 0.0% (c)

Japan Bank for International Cooperation (Japan) (ICE LIBOR USD 3 Month + 0.48%), 3.22%, 6/1/2020 (b)	200,000	200,886

Japan Finance Organization for Municipalities (Japan) 2.13%, 3/6/2019 (a)	1,751,000	1,749,564

Total Foreign Government Securities (Cost $1,950,867)		1,950,450

Short-term Investments — 14.9%

Certificates of Deposit — 2.8%

Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.25%), 3.05%, 3/18/2019 (b)	2,200,000	2,200,217

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 3.07%, 3/20/2019 (b)	1,400,000	1,400,177

Barclays Bank plc (United Kingdom) 3.00%, 9/19/2019	25,250,000	25,250,892

BNP Paribas SA (France) (ICE LIBOR USD 3 Month + 0.14%), 2.94%, 6/19/2019 (b)	5,800,000	5,801,997

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.41%), 3.20%, 9/20/2019 (b)	1,950,000	1,953,542

3.08%, 10/25/2019	32,000,000	32,089,568

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Certificates of Deposit — continued

Credit Suisse AG (Switzerland)

1.75%, 3/12/2019	700,000	699,841

2.94%, 9/27/2019	21,000,000	21,029,003

Lloyds Bank plc 3.03%, 10/21/2019	6,000,000	6,010,533

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.40%), 3.17%, 10/25/2019 (b)	9,289,000	9,312,612

National Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.19%), 2.88%, 2/14/2020 (b)	5,000,000	5,005,109

Societe Generale SA (France) 3.05%, 10/18/2019	12,000,000	12,024,994

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 3 Month + 0.37%), 3.17%, 7/11/2019 (b)	400,000	400,492

(ICE LIBOR USD 3 Month + 0.37%), 3.11%, 1/31/2020 (b)	6,959,000	6,971,473

US Bank NA 2.72%, 9/6/2019	12,080,000	12,084,365

Westpac Banking Corp. (Australia) 2.97%, 10/18/2019	16,600,000	16,632,647

Total Certificates of Deposit (COST $158,630,972)		158,867,462

Commercial Paper — 8.8%

ASSA ABLOY Financial Services AB (Sweden) 2.95%, 3/25/2019 (a) (h)	12,686,000	12,661,958

AT&T, Inc. 3.09%, 6/5/2019 (a) (h)	7,800,000	7,738,421

Bank of China Ltd. (China)

2.94%, 3/27/2019 (h)	8,000,000	7,985,240

2.91%, 4/15/2019 (h)	26,575,000	26,489,123

3.02%, 4/23/2019 (h)	3,400,000	3,386,923

3.13%, 5/10/2019 (a) (h)	10,000,000	9,948,407

Bell Canada, Inc. (Canada) 3.12%, 4/3/2019 (a) (h)	12,108,000	12,076,919

BNZ International Funding Ltd. (New Zealand) 2.98%, 10/11/2019 (a) (h)	12,500,000	12,290,625

BP Capital Markets plc (United Kingdom) 3.03%, 10/10/2019 (a) (h)	34,700,000	34,102,142

China Construction Bank Corp. (China) 3.14%, 3/19/2019 (a) (h)	29,000,000	28,962,103

Coca-Cola Co. (The)

2.63%, 5/30/2019 (a) (h)	3,740,000	3,715,968

2.60%, 7/17/2019 (a) (h)	8,264,000	8,180,847

Dexia Credit Local SA (France) 2.61%, 5/7/2019 (h)	10,000,000	9,953,288

Enbridge, Inc. (Canada) 2.88%, 3/4/2019 (h)	11,000,000	10,996,787

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-term Investments — continued

Commercial Paper — continued

Enel Finance International NV (Italy) 3.15%, 8/12/2019 (a) (h)	25,000,000	24,657,396

Eni Finance USA, Inc. 2.99%, 4/30/2019 (a) (h)	7,500,000	7,464,785

Entergy Corp. 2.84%, 3/5/2019 (a) (h)	25,000,000	24,990,736

Federation des Caisses Desjardins du Quebec (Canada) 2.73%, 7/22/2019 (a) (h)	1,000,000	989,488

General Electric Co. 2.94%, 3/29/2019 (h)	19,000,000	18,957,190

Macquarie Bank Ltd. (Australia)

2.73%, 8/8/2019 (a) (h)	8,955,000	8,847,870

3.10%, 10/25/2019 (a) (h)	14,000,000	13,744,867

NextEra Energy Capital Holdings, Inc. 2.76%, 3/8/2019 (a) (h)	6,500,000	6,496,181

ONEOK, Inc. 2.96%, 3/7/2019 (a) (h)	30,304,000	30,287,266

Schlumberger Holdings Corp. 2.86%, 3/1/2019 (a) (h)	5,500,000	5,499,597

Societe Generale SA (France)

2.90%, 8/2/2019 (h)	15,500,000	15,326,580

2.89%, 8/26/2019 (h)	5,000,000	4,934,366

Suncor Energy, Inc. (Canada)

3.03%, 3/1/2019 (a) (h)	7,500,000	7,499,455

2.97%, 5/6/2019 (a) (h)	8,000,000	7,958,028

Telstra Corp. Ltd. (Australia) 3.05%, 4/29/2019 (a) (h)	10,500,000	10,452,400

TELUS Corp. (Canada)

3.14%, 4/2/2019 (a) (h)	18,121,000	18,075,553

2.98%, 4/30/2019 (a) (h)	9,000,000	8,957,254

Toronto-Dominion Bank (The) (Canada) 3.09%, 10/18/2019 (a) (h)	28,000,000	27,531,386

TransCanada PipeLines Ltd. (Canada)

3.02%, 4/8/2019 (a) (h)	10,000,000	9,970,230

3.00%, 4/10/2019 (a) (h)	9,000,000	8,971,792

3.08%, 4/11/2019 (a) (h)	12,000,000	11,961,444

VW Credit, Inc. (Germany) 3.41%, 7/8/2019 (a) (h)	2,500,000	2,473,522

Walgreens Boots Alliance, Inc.

3.30%, 5/24/2019 (h)	7,500,000	7,449,230

3.36%, 7/22/2019 (h)	5,750,000	5,682,104

3.20%, 8/1/2019 (h)	5,000,000	4,936,625

3.17%, 8/5/2019 (h)	7,500,000	7,402,402

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.00%), 2.77%, 8/12/2019 (a) (b) (h)	9,750,000	9,752,109

Total Commercial Paper (Cost $499,513,797)		499,758,607

INVESTMENTS	SHARES	VALUE ($)
Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (i) (j) (Cost $150,351,796)	150,351,796	150,351,796

	PRINCIPAL AMOUNT ($)
Repurchase Agreements — 0.7%

Citigroup Global Markets Holdings, Inc., 3.12%, dated 2/28/2019, due 1/17/2020, repurchase price $12,335,396, collateralized by Collateralized Mortgage Obligations, 2.70% — 7.00%, due 7/25/2033 — 12/10/2049, with the value of $12,960,001.	12,000,000	12,000,000

Merrill Lynch PFS, Inc., 2.85%, dated 2/28/2019, due 4/18/2019, repurchase price $9,034,913, collateralized by Municipal Debt Securities, 0.00 — 6.13% due 7/1/2020 — 7/1/2040, Asset-Backed Securities, 3.70% due 6/25/2043, with value of $9,717,567.	9,000,000	9,000,000

Wells Fargo Securities LLC, 3.31%, dated 2/28/2019, due 5/13/2019, repurchase price $20,136,078, collateralized by Asset-Backed Securities, 3.45% — 7.26%, due 3/22/2021 — 2/19/2045 with the value of $22,364,100.	20,000,000	20,000,000

Total Repurchase Agreements (Cost $41,000,000)		41,000,000

Total Short-term Investments (Cost $849,496,565)		849,977,865

Total Investments — 100.5% (Cost $5,727,038,983)		5,729,646,830

Liabilities in Excess of Other Assets — (0.5%)		(26,584,555)

Net Assets — 100.0%		5,703,062,275

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	119

JPMorgan Ultra-Short Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

Abbreviations

CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.

(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The rate shown is the effective yield as of February 28, 2019.
(i)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 101.6% (a)

Alabama — 1.3%

Education — 0.3%

Alabama Public School and College Authority, Capital Improvement Economic Development and Training Series 2012B, Rev., 5.00%, 3/1/2019	100,000	100,028

Baldwin County Board of Education, School Warrants Rev., 5.00%, 6/1/2019	25,000	25,186

		125,214

General Obligation — 0.0% (b)

City of Huntsville Series C, GO, 5.00%, 5/1/2019	20,000	20,107

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Alabama Water Pollution Control Authority, Revolving Loan Series 2010-A, Rev., 4.00%, 8/15/2019	20,000	20,196

Madison County Public Building Authority, Department of Human Resources Project Series 2019-0, Rev., 5.00%, 3/1/2020	30,000	30,920

		51,116

Prerefunded — 0.5%

South Alabama Gas District Rev., 3.40%, 8/1/2020 (c)	300,000	307,188

Special Tax — 0.3%

Mobile County Board of School Commissioners 3.00%, 3/1/2019	100,000	100,008

Mobile County Board of School Commissioners, Public School Refunding Warrants Series 2016B, 5.00%, 3/1/2019	75,000	75,019

		175,027

Transportation — 0.1%

Alabama Federal Aid Highway Finance Authority Series 2012A, Rev., GAN, 5.00%, 9/1/2019	45,000	45,711

Total Alabama		724,363

Alaska — 0.3%

Education — 0.0% (b)

University of Alaska Series T, Rev., 5.00%, 10/1/2019	25,000	25,471

General Obligation — 0.0% (b)

Municipality of Anchorage Series C, GO, 5.00%, 9/1/2019	20,000	20,321

Other Revenue — 0.1%

Alaska Municipal Bond Bank Authority

Series 2, Rev., 3.00%, 6/1/2019	30,000	30,092

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Series 2, Rev., 5.00%, 9/1/2019	30,000	30,477

		60,569

Prerefunded — 0.1%

Alaska Housing Finance Corp., Capital Project Series 2011A, Rev., 5.00%, 12/1/2020 (c)	50,000	52,792

Utility — 0.1%

Alaska Energy Authority, Power Sixth Series, Bradley Lake Hydroelectric Project Series 6, Rev., 5.00%, 7/1/2020	30,000	31,227

Total Alaska		190,380

Arizona — 0.3%

Certificate of Participation/Lease — 0.1%

City of Tucson

COP, AGC, 4.00%, 7/1/2019	30,000	30,236

COP, AGM, 4.00%, 7/1/2020	25,000	25,772

		56,008

General Obligation — 0.1%

Maricopa County Elementary School District No. 79-Litchfield Elementary GO, 2.00%, 7/1/2019	25,000	25,030

Maricopa County Unified School District No. 69 Paradise Valley, School Improvement Project Series 2017B, GO, 5.00%, 7/1/2019	25,000	25,278

Pinal County, Florence Unified School District No. 1 GO, 4.00%, 7/1/2020	20,000	20,616

		70,924

Transportation — 0.1%

Pima County Regional Transportation Authority Rev., 5.00%, 6/1/2020 (c)	40,000	41,600

Regional Public Transportation Authority, Maricopa County Public Transportation Rev., 5.25%, 7/1/2021	30,000	32,430

		74,030

Total Arizona		200,962

Arkansas — 0.7%

Education — 0.1%

Arkansas Technical University, Student Fee Series 2014A, Rev., 3.00%, 5/1/2019	50,000	50,096

General Obligation — 0.6%

Newport Special School District, Subordinate Construction GO, 2.45%, 2/1/2021	330,000	330,132

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	121

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Housing — 0.0% (b)

Arkansas Technical University, Housing System Series 2017A, Rev., 3.00%, 6/1/2019	25,000	25,073

Total Arkansas		405,301

Colorado — 0.6%

Certificate of Participation/Lease — 0.0% (b)

Regional Transportation District Series 2015A, COP, 5.00%, 6/1/2020	25,000	25,961

Education — 0.4%

Colorado State Education Loan Program Series 2018A, Rev., 4.00%, 6/27/2019	200,000	201,476

Transportation — 0.2%

E-470 Public Highway Authority

Series 2015A, Rev., 2.25%, 9/1/2019	25,000	25,054

Series 2015A, Rev., 5.00%, 9/1/2019	110,000	111,713

		136,767

Total Colorado		364,204

Connecticut — 0.8%

General Obligation — 0.3%

State of Connecticut

Series B, GO, 3.50%, 3/1/2019	50,000	50,007

Series C, GO, 5.00%, 6/1/2020	100,000	103,904

		153,911

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Yale University Issue Series 2014A, Rev., VAR, 1.30%, 2/3/2020 (d)	200,000	198,994

Housing — 0.2%

Connecticut Housing Finance Authority Series C, Subseries C-1, Rev., 1.80%, 5/15/2020	110,000	109,933

Total Connecticut		462,838

Delaware — 0.0% (b)

General Obligation — 0.0% (b)

State of Delaware Series 2009-C, GO, 4.00%, 10/1/2019	25,000	25,348

District of Columbia — 0.1%

General Obligation — 0.0% (b)

District of Columbia Series A, GO, 5.00%, 6/1/2019	25,000	25,205

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — 0.1%

District of Columbia, Income Tax Secured Series F, Rev., 4.00%, 12/1/2021	35,000	37,135

Total District of Columbia		62,340

Florida — 11.6%

Certificate of Participation/Lease — 0.6%

Escambia County School Board COP, 5.00%, 2/1/2020	30,000	30,873

Palm Beach County School District Series B, COP, 5.00%, 8/1/2019	20,000	20,266

Pasco County School Board Series 2013A, COP, 5.00%, 8/1/2021	50,000	53,618

School Board of Miami-Dade County (The) Series D, COP, 5.00%, 2/1/2021	100,000	105,914

St Lucie County School Board Series 2015A, COP, 5.00%, 7/1/2021	30,000	32,073

Volusia County School Board Series 2014-B, COP, 5.00%, 8/1/2019	40,000	40,532

Walton County District School Board COP, 4.00%, 7/1/2019	50,000	50,354

		333,630

Education — 0.2%

City of Tampa, The University of Tampa Project Rev., 5.00%, 4/1/2019	25,000	25,058

Miami-Dade County Educational Facilities Authority Series B, Rev., AMBAC, 5.25%, 4/1/2019	55,000	55,143

School Board of Miami-Dade County (The) Rev., TAN, 5.00%, 6/15/2019	25,000	25,232

State of Florida, State Board of Education Lottery Series E, Rev., 5.00%, 7/1/2020	20,000	20,873

		126,306

General Obligation — 0.6%

City of Miami Gardens GO, 4.00%, 7/1/2019	100,000	100,745

County of Miami-Dade, Building Better Communities Program Series 2015-D, GO, 5.00%, 7/1/2019	250,000	252,777

		353,522

Hospital — 3.2%

Miami-Dade County Health Facilities Authority, Miami Children’s Hospital Project

Rev., 5.00%, 8/1/2019	165,000	167,082

Rev., 4.00%, 8/1/2020	700,000	720,146

Pinellas County Health Facilities Authority, Baycare Health Rev., VRDO, LOC: U.S. Bank NA, 1.71%, 3/1/2019 (d)	1,000,000	1,000,000

		1,887,228

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — 1.7%

Florida Department of Environmental Protection

Series A, Rev., VRDO, AGC, 1.76%, 3/7/2019 (d)	900,000	900,000

Series A, Rev., 5.00%, 7/1/2019	55,000	55,601

Series 2014-A, Rev., 5.00%, 7/1/2021	20,000	21,505

		977,106

Other Revenue — 1.9%

City of Gulf Breeze, Local Government Loan Program, Remarketing Series 1985J, Rev., 4.50%, 12/1/2020	200,000	209,536

City of Jacksonville, Excise Tax Series 2009B, Rev., 5.00%, 10/1/2019	25,000	25,455

City of Tallahassee Rev., 5.00%, 10/1/2020	270,000	283,913

County of Collier Series 2010B, Rev., 5.00%, 10/1/2021	30,000	32,521

County of Miami-Dade

Series A, Rev., 5.75%, 10/1/2020	40,000	40,928

Series A, Rev., 5.00%, 4/1/2021	125,000	133,391

County of Miami-Dade, Capital Asset Acquisition Series B, Rev., 4.50%, 4/1/2019	100,000	100,215

Florida Department of Environmental Protection, Forever Refunding

Series 2014A, Rev., 5.00%, 7/1/2019	25,000	25,270

Series 2011B, Rev., 5.00%, 7/1/2021	100,000	107,523

Orange County Convention Center Rev., 5.00%, 10/1/2021	85,000	91,933

St. Johns County, School District Rev., 5.00%, 10/1/2019	40,000	40,744

		1,091,429

Prerefunded — 0.1%

City of Jacksonville Series B-1A, Rev., 5.00%, 10/1/2019 (c)	20,000	20,378

JEA Electric System Series 3-C, Rev., 3.25%, 4/1/2020 (c)	25,000	25,412

		45,790

Transportation — 0.2%

Florida’s Turnpike Enterprise, Department of Transportation Series 2015B, Rev., 5.00%, 7/1/2019	70,000	70,765

State of Florida, Department of Transportation, Turnpike Series A, Rev., 5.00%, 7/1/2019	30,000	30,328

		101,093

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Utility — 2.8%

City of Palm Coast, Utility System Improvement Rev., 5.00%, 10/1/2019	50,000	50,898

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2019	25,000	25,419

City of Tallahassee, Energy System

Rev., 5.00%, 10/1/2019	70,000	71,319

Rev., 5.00%, 10/1/2020	110,000	115,624

Rev., 5.00%, 10/1/2021	35,000	37,893

Florida Municipal Power Agency, All Requirements Power Supply Project Series C, Rev., VRDO, LOC: Bank of America NA, 1.72%, 3/1/2019 (d)	1,000,000	1,000,000

JEA Electric System

Series A, Rev., 4.00%, 10/1/2019	20,000	20,217

Series 2015A, Rev., 5.00%, 10/1/2019	30,000	30,497

Series 2015B, Rev., 5.00%, 10/1/2019	50,000	50,828

Series A, Rev., 5.00%, 10/1/2019	180,000	182,981

Series G, Rev., 5.00%, 10/1/2019	30,000	30,521

		1,616,197

Water & Sewer — 0.3%

City of Fort Lauderdale, Water and Sewer Rev., 5.00%, 3/1/2019	150,000	150,042

County of Lee County Series 2013B, Rev., 5.00%, 10/1/2022	35,000	38,836

		188,878

Total Florida		6,721,179

Georgia — 4.0%

General Obligation — 0.4%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30,000	32,415

Columbia County School District GO, 5.00%, 4/1/2019	20,000	20,051

Savannah-Chatham County School District GO, AGM, 5.25%, 8/1/2019	25,000	25,372

Toombs County School District Series 2012A&B, GO, 4.00%, 5/1/2019	100,000	100,373

White County School District GO, 3.00%, 4/1/2019	25,000	25,026

		203,237

Hospital — 0.4%

Cobb County Kennestone Hospital Authority, WellStar Health System Obligated Group Rev., 5.00%, 4/1/2019	125,000	125,290

Fulton County Development Authority, Piedmont Healthcare, Inc., Project Series 2016A, Rev., 5.00%, 7/1/2019	50,000	50,529

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	123

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — continued

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 5.00%, 8/1/2021	50,000	53,213

		229,032

Housing — 0.1%

South Regional Joint Development Authority, Auxiliary Service Real Estate Rev., 5.00%, 8/1/2020	75,000	78,316

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Fulton County Development Authority Series A, Rev., 4.00%, 5/1/2021	200,000	209,610

Other Revenue — 0.3%

Athens-Clarke County Unified Government Development Authority, UGAREF Parking Deck Project Rev., 3.00%, 6/15/2019	170,000	170,610

Prerefunded — 0.0% (b)

County of Columbia, Water and Sewer Rev., 5.00%, 6/1/2020 (c)	20,000	20,823

Transportation — 0.1%

Georgia State Road and Tollway Authority, Federal Highway Series A, Rev., 5.00%, 6/1/2019	35,000	35,280

Utility — 2.3%

Burke County Development Authority, Georgia Power Co. Plant Vogtle Project Rev., VAR, 2.20%, 4/2/2019 (d)	1,275,000	1,275,038

Monroe County Development Authority, Gulf Power Company Plant Scherer Project Rev., VAR, 1.40%, 9/19/2019 (d)	50,000	49,823

		1,324,861

Water & Sewer — 0.0% (b)

City of Columbus, Georgia Water and Sewerage Rev., AGC, 4.00%, 5/1/2019	20,000	20,076

Total Georgia		2,291,845

Hawaii — 0.1%

General Obligation — 0.1%

State of Hawaii

Series DQ, GO, 5.00%, 6/1/2019	30,000	30,247

Series EO, GO, 5.00%, 8/1/2019	25,000	25,345

Total Hawaii		55,592

Illinois — 2.2%

Education — 0.6%

Chicago Board of Education Series 2018E, Rev., VRDO, 2.63%, 3/1/2019 (d) (e)	300,000	300,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Education — continued

University of Illinois, Auxiliary Facilities System Series A, Rev., 4.00%, 4/1/2019	25,000	25,038

		325,038

General Obligation — 0.2%

Cook County School District No. 81 Schiller Park, School Bonds GO, 4.00%, 12/1/2021	80,000	83,974

Kane McHenry Cook and De Kalb Counties Unit School District No. 300, School Bonds GO, 4.00%, 1/1/2020	20,000	20,299

		104,273

Other Revenue — 0.3%

Railsplitter Tobacco Settlement Authority

Rev., 5.00%, 6/1/2019	50,000	50,363

Rev., 5.25%, 6/1/2020	100,000	103,931

State of Illinois, Build Illinois Rev., 4.00%, 6/15/2020	45,000	45,892

		200,186

Prerefunded — 0.5%

Cook County School District No. 144 Prairie Hills, School Bonds Series A, GO, AGM, 5.00%, 12/1/2020 (c)	100,000	105,617

Illinois Finance Authority, Advocate Healthcare Network Series 2010D, Rev., 5.00%, 4/1/2019 (c)	155,000	155,383

Macoupin County Community Unit School District No. 7 Gillespie, School Building GO, AGC, 6.00%, 12/1/2021 (c)	50,000	55,695

		316,695

Transportation — 0.1%

Regional Transportation Authority Series B, Rev., NATL-RE, 5.50%, 6/1/2020	45,000	47,032

Utility — 0.1%

City of Springfield, Senior Lien Electric Rev., 5.00%, 3/1/2020	50,000	51,473

Water & Sewer — 0.4%

Illinois Finance Authority, Clean Water Initiative Rev., 5.00%, 7/1/2019	200,000	202,110

Total Illinois		1,246,807

Indiana — 4.3%

Education — 1.1%

City of Evansville, Economic Development Lease Rental School Project Series 2015C, 5.00%, 2/15/2020	25,000	25,794

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Education — continued

Danville School Building Corp., Ad Valorem Property Tax Series B, Rev., 5.00%, 1/15/2020	100,000	102,832

East Porter County School Building Corp. Rev., 4.00%, 7/15/2020	125,000	128,878

Elkhart Community Schools Building Corp., First Mortgage Bonds Series 2018B, Rev., 5.00%, 1/15/2020	75,000	77,111

Evansville-Vanderburgh School Building Corp. Rev., 4.50%, 1/15/2020	50,000	50,105

Indiana State University Rev., 5.00%, 4/1/2019	155,000	155,391

MSD of Steuben County K-5 Building Corp., First Mortgage Multipurpose Rev., 3.00%, 7/15/2019	100,000	100,483

		640,594

Hospital — 0.9%

Indiana Finance Authority, Parkview Health Series 2017A, Rev., 5.00%, 11/1/2020	35,000	36,760

Indiana Health Facility Financing Authority, Ascension Health Subordinate Credit Group Rev., 1.37%, 5/1/2020 (d)	455,000	451,992

		488,752

Other Revenue — 2.2%

Indiana State Finance Authority, Lease Appropriation, Stadium Project Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.68%, 3/1/2019 (d)	1,300,000	1,300,000

Utility — 0.1%

Indiana Municipal Power Agency Series B, Rev., 5.00%, 1/1/2020	50,000	51,328

Indiana Municipal Power Agency, Power Supply System Series A, Rev., 5.00%, 1/1/2021	20,000	21,172

		72,500

Total Indiana		2,501,846

Iowa — 1.0%

Education — 0.1%

Des Moines Independent Community School District Rev., 5.00%, 6/1/2019	50,000	50,385

General Obligation — 0.8%

Ankeny Community School District Series 2015A, GO, 4.00%, 6/1/2019	60,000	60,325

City of Cedar Rapids Series 2017A, GO, 5.00%, 6/1/2019	25,000	25,206

City of Des Moines Series 2015A, GO, 5.00%, 6/1/2019	20,000	20,164

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Kirkwood Community College Merged Area Series A, GO, 4.00%, 6/1/2019	300,000	301,575

Waukee Community School District Series 2014C, GO, 5.00%, 6/1/2021	40,000	42,882

West Des Moines Community School District, Capital Loan Notes GO, 5.00%, 5/1/2019	25,000	25,131

		475,283

Hospital — 0.1%

Iowa State Board of Regents, University of Iowa Hospitals and Clinics Rev., 4.00%, 9/1/2020	25,000	25,855

Prerefunded — 0.0% (b)

Waterloo Community School District, Infrastructure Sales Series A, Rev., 5.00%, 7/1/2019 (c)	20,000	20,218

Total Iowa		571,741

Kansas — 0.4%

General Obligation — 0.0% (b)

City of Topeka Series 2017-A, GO, 5.00%, 8/15/2019	20,000	20,291

Other Revenue — 0.2%

Wyandotte County Unified Government, Kansas City, Juvenile Justice Series A, Rev., 5.00%, 8/1/2019	90,000	91,139

Utility — 0.2%

Wyandotte County Unified Government, Kansas City, Utility System Series A, 5.00%, 9/1/2019	110,000	111,694

Total Kansas		223,124

Kentucky — 0.5%

General Obligation — 0.2%

City of Bowling Green Series 2016C, GO, 4.00%, 6/1/2020	100,000	102,941

Prerefunded — 0.1%

Nelson County School District Finance Corp., School Building Rev., 4.00%, 5/1/2019 (c)	45,000	45,170

Transportation — 0.2%

Kentucky Turnpike Authority, Revitalization Projects Series A, Rev., 5.00%, 7/1/2019	100,000	101,039

Water & Sewer — 0.0% (b)

Louisville and Jefferson County Metropolitan Sewer District Rev., BAN, 4.00%, 11/1/2019	25,000	25,383

Total Kentucky		274,533

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	125

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Louisiana — 1.2%

General Obligation — 0.3%

Lafourche Parish Consolidated School District No. 1 GO, AGC, 4.00%, 3/1/2019	65,000	65,012

St Tammany Parish Wide School District No. 12 GO, 5.00%, 4/1/2019	100,000	100,243

		165,255

Industrial Development Revenue/Pollution Control Revenue — 0.9%

East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project Rev., VRDO, 1.70%, 3/1/2019 (d)	500,000	500,000

Prerefunded — 0.0% (b)

State of Louisiana Series 2009-A, GO, 4.25%, 5/1/2019 (c)	25,000	25,102

State of Louisiana Gasoline and Fuels Tax Series B, Rev., 5.00%, 5/1/2020 (c)	20,000	20,761

		45,863

Total Louisiana		711,118

Maryland — 0.6%

Education — 0.2%

Montgomery County Revenue Authority Rev., 4.00%, 5/1/2019	100,000	100,351

General Obligation — 0.2%

State of Maryland

Series B, GO, 5.00%, 3/15/2019	25,000	25,027

GO, 5.00%, 6/1/2019	75,000	75,614

		100,641

Hospital — 0.2%

Maryland Health and Higher Educational Facilities Authority, Carroll Hospital Center Issue Series A, Rev., 5.00%, 7/1/2019	50,000	50,531

Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center Rev., 5.00%, 7/1/2019	50,000	50,501

		101,032

Transportation — 0.0% (b)

Maryland State Transportation Authority, Transportation Facilities Projects Rev., 5.00%, 7/1/2020	25,000	26,091

Total Maryland		328,115

Massachusetts — 1.6%

General Obligation — 0.6%

City of Newburyport, Municipal Purpose Loan of 2013 GO, 4.00%, 1/15/2020	25,000	25,544

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Commonwealth of Massachusetts

Series A, GO, 5.00%, 3/1/2019	125,000	125,035

Series A, GO, 5.25%, 8/1/2019	20,000	20,299

Series D, GO, AMBAC, 5.50%, 10/1/2019	40,000	40,889

Town of Barnstable, Municipal Purpose Loan GO, 4.00%, 6/15/2019	20,000	20,142

Town of Concord, Municipal Purpose Loan GO, 4.00%, 9/15/2019	20,000	20,268

Town of Dartmouth GO, 4.00%, 4/15/2020	20,000	20,535

Town of Hingham, Municipal Purpose Loan Series 2009A, GO, 4.00%, 4/15/2019	20,000	20,058

Town of Natick, Municipal Purpose Loan GO, 4.00%, 6/15/2019	35,000	35,249

		328,019

Hospital — 0.5%

Massachusetts Development Finance Agency, Umass Memorial Health Care Obligated Group Series I, Rev., 5.00%, 7/1/2022	245,000	267,234

Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series I-3, Rev., 4.00%, 7/1/2019	50,000	50,379

		317,613

Prerefunded — 0.2%

Massachusetts Clean Water Trust (The), State Revolving Fund Series 14, Rev., 5.00%, 8/1/2019 (c)	25,000	25,347

Massachusetts State College Building Authority Series A, Rev., 5.50%, 5/1/2019 (c)	25,000	25,155

Town of Braintree, Municipal Purpose Loan GO, 5.00%, 5/15/2019 (c)	25,000	25,168

University of Massachusetts Building Authority Series 2009-1, Rev., 5.00%, 5/1/2019 (c)	20,000	20,108

		95,778

Transportation — 0.3%

Massachusetts Bay Transportation Authority Series A, Rev., 5.00%, 7/1/2019	60,000	60,673

Massachusetts Bay Transportation Authority, Sales Tax

Series D, Rev., 5.00%, 7/1/2019	45,000	45,505

Series C, Rev., 5.50%, 7/1/2019	50,000	50,642

Series C, Rev., 5.00%, 7/1/2020	25,000	26,130

		182,950

Total Massachusetts		924,360

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Michigan — 2.8%

Education — 0.0% (b)

Michigan State University Series C, Rev., 4.00%, 8/15/2019	20,000	20,193

General Obligation — 1.4%

Adrian City School District, County of Lenawee GO, Q-SBLF, 3.00%, 5/1/2019	20,000	20,042

County of Kent GO, 5.00%, 1/1/2021	110,000	116,596

Hastings Area School System, School Building GO, Q-SBLF, 5.00%, 5/1/2019	20,000	20,105

Lansing School District GO, Q-SBLF, 5.00%, 5/1/2019	30,000	30,154

Novi Community School District, School Building and Site Bonds Series I, GO, 4.00%, 5/1/2021	25,000	26,165

Port Huron Area School District, School Building and Site GO, 4.00%, 5/1/2019	50,000	50,182

State of Michigan, Reeths Puffer Schools GO, 2.75%, 8/20/2019	525,000	526,738

Wayne County, Westland Community Schools GO, Q-SBLF, 5.00%, 5/1/2019	25,000	25,132

		815,114

Hospital — 0.9%

Michigan Finance Authority, Beaumont Health Credit Group Series 2015-A, Rev., 4.00%, 8/1/2019	145,000	146,318

Michigan Finance Authority, Henry Ford Health System Rev., 5.00%, 11/15/2020	120,000	126,217

Michigan State Hospital Finance Authority, Ascension Health Series 2010 F-1, Rev., VAR, 4.00%, 6/1/2023 (d)	50,000	53,872

Michigan State Hospital Finance Authority, Mclaren Health Care Series 2012A, Rev., 5.00%, 6/1/2019	135,000	136,050

Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group Series 2014D, Rev., 5.00%, 9/1/2020	25,000	26,174

		488,631

Housing — 0.0% (b)

Michigan State Housing Development Authority Series A, Rev., 4.50%, 4/1/2019	25,000	25,046

Other Revenue — 0.3%

Michigan State Building Authority, Facilities Program Series I, Rev., 5.00%, 4/15/2021	100,000	106,978

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

State of Michigan Rev., GAN, 5.00%, 3/15/2020	75,000	77,489

		184,467

Transportation — 0.2%

Wayne County Airport Authority, Junior Lien Series 2017A, Rev., 5.00%, 12/1/2020	100,000	105,491

Total Michigan		1,638,942

Minnesota — 1.5%

Education — 0.1%

Minnesota Higher Education Facilities Authority, St. Olaf College Series 8-G, Rev., 5.00%, 12/1/2019	25,000	25,622

Minnesota Higher Education Facilities Authority, University of St. Thomas Rev., 5.00%, 4/1/2019	25,000	25,061

		50,683

General Obligation — 0.2%

City of Pipestone Series A, GO, 3.00%, 2/1/2020	80,000	80,838

State of Minnesota Series A, GO, 5.00%, 12/1/2019	25,000	25,618

State of Minnesota, Trunk Highway Series E, GO, 5.00%, 8/1/2020	35,000	36,637

		143,093

Housing — 0.2%

Housing and Redevelopment Authority of The City of St Paul Minnesota, Millberry Apartments Project Series 2018A, Rev., VAR, 2.15%, 3/1/2020 (d)	100,000	100,033

Prerefunded — 0.1%

City of St Louis Park, Health Care Facilities, Park Nicollet Health Services Rev., 5.50%, 7/1/2019 (c)	20,000	20,248

State of Minnesota 911 Services, Public Safety Radio Communications System Rev., AGC, 5.00%, 6/1/2019 (c)	25,000	25,203

		45,451

Transportation — 0.0% (b)

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport Series C, Rev., 5.00%, 1/1/2020	20,000	20,546

Utility — 0.0% (b)

Minnesota Municipal Power Agency Series 2010A, Rev., 5.00%, 10/1/2019	25,000	25,470

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	127

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Water & Sewer — 0.9%

Minnesota Rural Water Finance Authority, Inc., Public Projects Construction Rev., 2.00%, 8/1/2020	500,000	500,060

Total Minnesota		885,336

Mississippi — 0.2%

Water & Sewer — 0.2%

Mississippi Development Bank Special Obligation, Water and Sewer System Project Rev., AGM, 3.00%, 12/1/2020	100,000	102,147

Missouri — 1.5%

Education — 0.0% (b)

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2016A, Rev., 4.00%, 2/1/2020	20,000	20,220

General Obligation — 0.5%

Columbia School District GO, 4.00%, 3/1/2020	25,000	25,584

Fort Osage School District No. R-1, Direct Deposit Program GO, 3.00%, 3/1/2019	105,000	105,010

North St. Francois County School District No. R-I, Missouri Direct Deposit Program GO, 5.00%, 3/1/2034	140,000	140,035

		270,629

Hospital — 0.2%

Missouri State Health and Educational Facilities Authority, Children’s Mercy Hospital Rev., 4.63%, 5/15/2019	100,000	100,550

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Kansas City Industrial Development Authority, Downtown Redevelopment District Series A, Rev., 5.00%, 9/1/2019	35,000	35,541

Other Revenue — 0.2%

City of Columbia Rev., 5.00%, 2/1/2020	25,000	25,752

County of Jackson Rev., 4.00%, 12/1/2019	70,000	71,179

		96,931

Utility — 0.6%

City of Springfield, Public Utility Rev., 5.00%, 8/1/2019	40,000	40,546

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2019	275,000	281,441

Missouri Joint Municipal Electric Utility Commission Series 2014A, Rev., 5.00%, 1/1/2020	20,000	20,517

		342,504

Total Missouri		866,375

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Nebraska — 1.2%

General Obligation — 0.0% (b)

City of Omaha GO, 5.25%, 4/1/2021	25,000	26,852

Utility — 1.2%

Central Plains Energy Project, Gas Supply Rev., LIQ: Royal Bank of Canada, 5.00%, 12/1/2019 (d)	550,000	561,676

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2021	50,000	52,970

Norris Public Power District, Electric System Series 2011B, Rev., 4.00%, 1/1/2020	50,000	50,845

		665,491

Total Nebraska		692,343

Nevada — 0.4%

Education — 0.0% (b)

Nevada System of Higher Education Series B, Rev., 4.00%, 7/1/2019	25,000	25,184

General Obligation — 0.3%

City of North Las Vegas, Water and Sewer Series B, GO, AMBAC, 4.00%, 8/1/2019	75,000	75,052

County of Clark GO, 5.00%, 6/1/2020	25,000	26,037

Las Vegas Valley Water District, Limited Tax Series 2009D, GO, 5.00%, 6/1/2019 (c)	30,000	30,249

State of Nevada, Capital Improvement Series A, GO, 5.00%, 5/1/2019	25,000	25,134

State of Nevada, Capital Improvement and Cultural Affairs Series 2012B, GO, 5.00%, 8/1/2021	30,000	32,352

		188,824

Prerefunded — 0.1%

Washoe County School District, Limited Tax, School Improvement Series 2011-A, GO, 5.00%, 6/1/2021 (c)	40,000	42,900

Total Nevada		256,908

New Hampshire — 2.0%

Education — 1.7%

New Hampshire Health and Education Facilities Authority, Dartmouth College Series B, Rev., VRDO, LIQ: Bank of New York Mellon, 1.65%, 3/1/2019 (d)	1,000,000	1,000,000

Prerefunded — 0.0% (b)

New Hampshire Health and Education Facilities Authority Act, University System Series A, Rev., 4.50%, 7/1/2019 (c)	25,000	25,233

Transport — 0.3%

State of New Hampshire, Federal Highway Rev., GAN, 5.00%, 9/1/2019	155,000	157,508

Total New Hampshire		1,182,741

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

New Jersey — 7.2%

Education — 0.8%

New Jersey Economic Development Authority, School Facilities Construction Rev., 5.00%, 3/1/2020	390,000	400,748

Rutgers The State University of New Jersey Series 2010I, Rev., 4.00%, 5/1/2019	35,000	35,130

		435,878

General Obligation — 6.0%

Bernards Township School District Series 2013B, GO, 5.00%, 1/1/2021	20,000	21,277

Borough of Oakland GO, BAN, 3.25%, 12/13/2019	251,000	253,412

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	900,000	905,940

City of Orange Township GO, 3.00%, 12/5/2019	300,000	302,061

City of Somers Point GO, BAN, 3.00%, 12/3/2019	300,000	302,130

City of Woodbury, Water and Sewer Utility GO, 2.00%, 5/1/2020	45,000	45,162

Township of Clark GO, BAN, 3.00%, 10/4/2019	900,000	906,120

Township of West Deptford GO, BAN, 2.75%, 4/10/2019	750,000	750,653

		3,486,755

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New Jersey Economic Development Authority Rev., NATL-RE, 0.00%, 3/15/2019	50,000	49,969

New Jersey Economic Development Authority, School Facilities Construction Series PP, Rev., 5.00%, 6/15/2019	35,000	35,273

		85,242

Other Revenue — 0.2%

Garden State Preservation Trust Series C, Rev., AGM, 5.13%, 11/1/2019	35,000	35,769

New Jersey Building Authority, Unrefunded Balance Series A, Rev., 5.00%, 6/15/2019	45,000	45,351

Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2020	25,000	25,885

		107,005

Transportation — 0.0% (b)

New Jersey Transportation Trust Fund Authority, Transportation System Series B, Rev., NATL-RE, 5.50%, 12/15/2019	20,000	20,551

Total New Jersey		4,135,431

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

New Mexico — 1.6%

General Obligation — 0.1%

County of Bernalillo GO, 5.00%, 8/15/2019	55,000	55,825

Housing — 0.5%

County of Bernalillo, Arroyo Vista Apartments Project Rev., 1.40%, 3/1/2020 (d)	300,000	300,000

Other Revenue — 0.5%

City of Farmington, Southern California Edison Co. Four Corners Project Series A, Rev., VAR, 1.87%, 4/1/2020 (d)	210,000	207,850

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2013-A, Rev., 4.00%, 6/1/2021	20,000	21,009

State of New Mexico, Severance Tax Permanent Fund

Series B, Rev., 4.00%, 7/1/2019	25,000	25,189

Series A, Rev., 5.00%, 7/1/2020	20,000	20,868

		274,916

Utility — 0.5%

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2018-A, Rev., 5.00%, 6/1/2019	180,000	181,451

New Mexico Municipal Energy Acquisition Authority Subseries A, Rev., VAR, LIQ: Royal Bank of Canada, 5.00%, 8/1/2019 (d)	100,000	101,184

		282,635

Total New Mexico		913,376

New York — 20.6%

Education — 0.2%

New York State Dormitory Authority, City University System, Fifth General Resolution Class A, Rev., 5.00%, 7/1/2019	20,000	20,222

New York State Dormitory Authority, General Purpose

Series 2016D, Rev., 5.00%, 2/15/2020	25,000	25,801

Series 2017A, Rev., 5.00%, 2/15/2020	35,000	36,121

Series 2011A, Rev., 5.00%, 3/15/2020	25,000	25,871

Yonkers Industrial Development Agency, Sarah Lawrence College Project Series A, Rev., 5.00%, 6/1/2019 (c)	25,000	25,209

		133,224

General Obligation — 14.0%

City of Albany GO, BAN, 2.75%, 6/28/2019	80,000	80,265

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	129

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ: Barclays Bank plc, 1.70%, 3/1/2019 (d)	1,500,000	1,500,000

City of Syracuse, Public Improvement Series A, GO, 5.00%, 3/1/2019	25,000	25,007

City of Troy GO, BAN, 3.00%, 2/7/2020	1,000,000	1,011,850

County of Montgomery GO, BAN, 3.00%, 10/11/2019	900,000	906,381

County of Nassau

Series B, GO, BAN, 4.00%, 5/15/2019	285,000	286,280

Series C, GO, BAN, 4.00%, 12/10/2019	325,000	330,635

County of Onondaga Series A, GO, 5.00%, 3/1/2020	45,000	45,000

County of Rockland GO, TAN, 3.00%, 4/2/2019	430,000	430,426

County of Suffolk GO, TAN, 5.00%, 7/24/2019	100,000	101,188

East Quogue Union Free School District GO, TAN, 3.00%, 6/21/2019	500,000	501,830

Plainedge Union Free School District Series B, GO, 4.00%, 6/15/2019	20,000	20,143

Town of Colonie

Series 2017B, GO, 3.00%, 4/1/2019	780,000	780,897

GO, BAN, 3.00%, 3/13/2020 (f)	1,000,000	1,011,420

Town of Thompson GO, 3.00%, 3/15/2019	100,000	99,999

Village of Clayton GO, BAN, 2.75%, 2/13/2020	680,000	685,039

West Hempstead Union Free School District GO, BAN, 2.75%, 6/14/2019	250,000	250,855

		8,067,215

Hospital — 0.1%

Erie County Fiscal Stability Authority, Catholic Healthcare Partners Series 2010C, Rev., 5.25%, 3/15/2019	20,000	20,023

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Rev., 5.00%, 7/1/2019	20,000	20,191

		40,214

Other Revenue — 3.9%

Erie County Fiscal Stability Authority, Sales Tax Series C, Rev., 4.13%, 3/15/2019	25,000	25,020

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen 1.71%, 3/1/2019 (d)	1,500,000	1,500,000

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Other Revenue — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0697, Rev., VRDO, LIQ: Bank of America NA, 1.89%, 3/7/2019 (d) (e)	750,000	750,000

		2,275,020

Prerefunded — 0.0% (b)

New York State Dormitory Authority Series B, Rev., 5.00%, 3/15/2019 (c)	20,000	20,021

Transportation — 2.3%

Metropolitan Transportation Authority

Series 2019A, Rev., BAN, 4.00%, 2/3/2020	1,000,000	1,017,921

Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	200,000	212,788

Subseries 2008B-4, Rev., 5.00%, 11/15/2021	20,000	21,825

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2020	50,000	52,899

New York State Thruway Authority, Local Highway and Bridge Service Contract Rev., 4.00%, 4/1/2019	35,000	35,064

		1,340,497

Water & Sewer — 0.1%

New York City Water and Sewer System, Second General Resolution Series EE, Rev., 4.00%, 6/15/2019	25,000	25,175

Total New York		11,901,366

North Carolina — 5.2%

Certificate of Participation/Lease — 2.6%

City of Raleigh, Downtown Improvement Projects Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.75%, 3/7/2019 (d)	1,500,000	1,500,000

Education — 0.1%

Western Carolina University, Limited Obligation Rev., 4.00%, 6/1/2019	35,000	35,178

General Obligation — 0.1%

County of Carteret GO, 4.00%, 4/1/2019	25,000	25,044

County of Durham GO, 5.00%, 11/1/2019	20,000	20,442

County of Union Series A, GO, 5.00%, 3/1/2019	40,000	40,011

		85,497

Hospital — 2.1%

North Carolina Medical Care Commission, Baptist Hospital Rev., 4.00%, 6/1/2019	25,000	25,131

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Hospital — continued

North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, LIQ: Branch Banking & Trust, 1.75%, 3/7/2019 (d)	1,000,000	1,000,000

North Carolina Medical Care Commission, Health Care Facilities, Wake Forest Baptist Obligated Group Series 2012-B, Rev., 5.00%, 12/1/2020	205,000	215,994

		1,241,125

Other Revenue — 0.1%

City of Kannapolis Rev., 4.00%, 4/1/2019	50,000	50,086

Transport — 0.2%

State of North Carolina, Vehicle Bonds Rev., 5.00%, 3/1/2019	100,000	100,027

Total North Carolina		3,011,913

North Dakota — 0.3%

Utility — 0.3%

City of Grand Forks, The Alerus Project Series D, Rev., 5.00%, 12/15/2019	150,000	153,873

Ohio — 8.5%

Education — 0.2%

Bowling Green State University Series 2017B, Rev., 5.00%, 6/1/2020	35,000	36,365

Ohio Higher Educational Facility Commission, Baldwin Wallace University 2012 Project Rev., 4.00%, 12/1/2019	50,000	50,752

		87,117

General Obligation — 0.9%

City of Columbus

Series 2010-A, GO, 5.00%, 6/1/2019	25,000	25,203

Series 2015A, GO, 5.00%, 7/1/2019	40,000	40,436

City of Miamisburg, Various Purpose GO, BAN, 3.00%, 6/25/2019	100,000	100,419

City of Oxford, Aquatic Center GO, BAN, 3.00%, 6/11/2019	125,000	125,454

City of Reynoldsburg GO, 5.00%, 12/1/2020	60,000	63,437

Geauga County Public Library, Unlimited Tax Series A, GO, 3.00%, 12/1/2019	50,000	50,498

State of Ohio, Common Schools Series C, GO, 5.00%, 9/15/2019	25,000	25,446

State of Ohio, Higher Education Series 2009C, GO, 5.00%, 8/1/2019	25,000	25,343

State of Ohio, Infrastructure Improvement Bonds Series A, GO, 5.00%, 9/1/2020	45,000	47,218

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Vinton County Local School District, Galloa, Hocking and Jackson Counties Series A, GO, 2.00%, 12/1/2019	45,000	45,073

		548,527

Hospital — 7.0%

County of Allen, Catholic Healthcare Partners

Series 2010B, Rev., 5.00%, 9/1/2019	170,000	172,623

Series 2012A, Rev., 5.00%, 5/1/2021	85,000	90,564

County of Allen, Hospital Facilities, Catholic Healthcare Partners

Series C, Rev., VRDO, LOC: Union Bank NA, 1.72%, 3/1/2019 (d)	1,485,000	1,485,000

Series B, Rev., 4.13%, 9/1/2020	40,000	41,324

County of Allen, Hospital Facilities, Mercy Health Series A, Rev., 5.00%, 8/1/2021	480,000	514,862

County of Hamilton, Hospital Facilities, UC Health Rev., 5.00%, 2/1/2020	100,000	102,723

County of Lucas, Promedica Healthcare Obligated Group Series D, Rev., 5.00%, 11/15/2019	75,000	76,238

County of Montgomery, Premier Health Partners Obligated Group, Hospital Facilities Series 2016C, Rev., VRDO, LOC: Barclays Bank plc, 1.69%, 3/1/2019 (d)	1,500,000	1,500,000

Ohio Higher Educational Facility Commission, Hospitals Health System Series A, Rev., 5.00%, 1/15/2020	75,000	76,997

		4,060,331

Other Revenue — 0.1%

County of Hamilton Series 2016A, Rev., 5.00%, 12/1/2019	30,000	30,737

Prerefunded — 0.3%

City of Barberton, Limited Tax, Various Purpose Improvement GO, AGC, 4.40%, 6/1/2019 (c)	70,000	70,469

City of Cincinnati Series 2009B, GO, 4.00%, 6/1/2019 (c)	45,000	45,258

City of Mentor, Various Purpose GO, 4.50%, 12/1/2019 (c)	50,000	51,050

State of Ohio, Capital Facilities Lease-Appropriation Series 2013-B, Rev., 5.00%, 4/1/2021 (c)	25,000	26,695

		193,472

Total Ohio		4,920,184

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	131

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Oklahoma — 1.0%

General Obligation — 0.9%

Oklahoma County Independent School District No. 12, Edmond School District GO, 3.00%, 3/1/2021	40,000	40,940

Payne County, Independent School District No. 16, Stillwater Board of Education Series B, GO, 3.00%, 6/1/2019	300,000	300,939

Tulsa County, Independent School District No. 1 Series B, GO, 2.00%, 1/1/2020	200,000	200,530

		542,409

Other Revenue — 0.1%

Grand River Dam Authority Series 2014A, Rev., 4.00%, 6/1/2019	25,000	25,145

Water & Sewer — 0.0% (b)

Oklahoma Water Resources Board, Clean Water Program Rev., 5.00%, 4/1/2019	20,000	20,051

Total Oklahoma		587,605

Pennsylvania — 2.4%

Education — 0.7%

Allegheny County Higher Education Building Authority, Duquesne University of the Holy Spirit Rev., 5.00%, 3/1/2020	35,000	36,095

Montgomery County Higher Education and Health Authority, Arcadia University Rev., 4.00%, 4/1/2019	110,000	110,127

Pennsylvania State University Series B, Rev., VAR, 1.73%, 6/1/2019 (d)	250,000	250,063

		396,285

General Obligation — 0.2%

County of Delaware GO, 5.00%, 10/1/2020	30,000	31,537

Palmyra Area School District GO, 3.00%, 5/1/2019	25,000	25,046

Parkland School District GO, 4.00%, 4/15/2021	30,000	31,384

Trinity Area School District GO, AGM, 4.00%, 11/1/2020 (c)	30,000	31,149

		119,116

Hospital — 0.3%

Beaver County Hospital Authority, Heritage Valley Health System, Inc. Rev., 5.00%, 5/15/2020	165,000	170,790

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Pennsylvania Economic Development Financing Authority

Series A, Rev., 5.00%, 7/1/2019	20,000	20,223

Series 2015B, Rev., 5.00%, 3/15/2020	25,000	25,828

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Industrial Development Revenue/Pollution Control Revenue — continued

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (d)	100,000	100,968

		147,019

Other Revenue — 0.0% (b)

Monroeville Finance Authority Rev., 5.00%, 2/15/2020	25,000	25,762

Prerefunded — 0.3%

County of Dauphin GO, 4.00%, 5/15/2019 (c)	25,000	25,119

Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Series B, Rev., 5.00%, 12/1/2021 (c)	50,000	54,453

South Fork Municipal Authority, Conemaugh Valley Memorial Hospital Series B, Rev., AGC, 5.38%, 7/1/2020 (c)	30,000	31,405

University of Pittsburgh of the Commonwealth System of Higher Education Series B, Rev., 5.50%, 3/15/2019 (c)	30,000	30,036

Washington County Industrial Development Authority, Washington Jefferson College Rev., 4.00%, 5/1/2020 (c)	25,000	25,682

		166,695

Transportation — 0.3%

Pennsylvania Turnpike Commission

Rev., 5.00%, 6/1/2019	100,000	100,752

Series A, Rev., AGM, 5.25%, 7/15/2020	50,000	52,371

Philadelphia Airport Parking Authority Rev., 5.00%, 9/1/2019	40,000	40,646

		193,769

Utility — 0.1%

Philadelphia Gas Works Co. Rev., 5.00%, 8/1/2019	55,000	55,708

Water & Sewer — 0.2%

West Goshen Sewer Authority Rev., 3.00%, 5/1/2020	95,000	96,541

Total Pennsylvania		1,371,685

Rhode Island — 0.1%

Transportation — 0.1%

Rhode Island Commerce Corp., Department of Transportation Series 2016A, Rev., 3.00%, 6/15/2019	40,000	40,139

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

South Carolina — 0.3%

Education — 0.0% (b)

Charleston Educational Excellence Finance Corp., Installment Purchase Series 2013B, Rev., 5.00%, 12/1/2019	25,000	25,611

General Obligation — 0.1%

Florence School District No. 1 GO, SCSDE, 5.00%, 3/1/2019	35,000	35,010

State of South Carolina, Highway Series A, GO, 5.00%, 10/1/2020	25,000	26,321

		61,331

Transportation — 0.1%

South Carolina Transportation Infrastructure Bank Series A, Rev., 4.00%, 10/1/2019	55,000	55,738

Water & Sewer — 0.1%

Anderson Regional Joint Water System Series 2011A, Rev., 5.00%, 7/15/2020	25,000	26,110

Total South Carolina		168,790

South Dakota — 0.2%

Hospital — 0.1%

South Dakota Health and Educational Facilities Authority, Sanford Health Rev., 5.25%, 11/1/2019	50,000	51,097

Housing — 0.1%

South Dakota Board of Regents, Housing and Auxiliary Facility System Series A, Rev., 5.00%, 4/1/2021	70,000	74,603

Total South Dakota		125,700

Tennessee — 2.6%

General Obligation — 0.2%

County of Shelby

Series A, GO, 4.75%, 3/1/2019	40,000	40,010

Series A, GO, 4.00%, 3/1/2020	20,000	20,471

State of Tennessee Series A, GO, 5.00%, 9/1/2020	30,000	31,503

		91,984

Housing — 0.8%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (d)	495,000	493,901

Prerefunded — 1.6%

Johnson City Health and Educational Facilities Board, Mountain States Health Alliance Series 2010-A, Rev., 6.50%, 7/1/2020 (c)	850,000	903,958

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Prerefunded — continued

Tennessee State School Bond Authority, Higher Education Series A, Rev., 5.00%, 5/1/2019 (c)	30,000	30,161

		934,119

Total Tennessee		1,520,004

Texas — 5.5%

Education — 0.6%

Alamo Community College District, Financing System Senior lien Series 2012A, Rev., 5.00%, 11/1/2020	20,000	21,073

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	25,000	26,505

Clifton Higher Education Finance Corp., Baylor University Rev., 5.00%, 3/1/2020	45,000	46,418

Counties of Harris and Fort Bend, Houston Community College System, Combined Fee Rev., 4.00%, 4/15/2019	25,000	25,066

Regents of the Texas State University System Rev., 5.00%, 3/15/2019	150,000	150,150

University of A&M Texas, Permanent University Fund Series A, Rev., 5.00%, 7/1/2020	35,000	36,539

University of Texas (The), Board of Regents, Financing System Series A, Rev., 5.00%, 8/15/2020	20,000	20,958

		326,709

General Obligation — 2.0%

City of Baytown GO, 5.00%, 2/1/2020	40,000	41,211

City of Burleson GO, 4.00%, 3/1/2019	25,000	25,005

City of Dallas GO, 5.00%, 2/15/2021	75,000	79,613

City of Fort Worth, Tarrant, Denton, Parker and Wise Counties GO, 3.50%, 3/1/2020	35,000	35,620

City of Frisco GO, 5.00%, 2/15/2021	25,000	26,577

City of Grand Prairie, Combination Tax Series 2013A, GO, 5.00%, 2/15/2021	65,000	69,108

City of Houston, Public Improvement Series A, GO, 5.00%, 3/1/2020	20,000	20,646

City of Lewisville GO, 5.00%, 2/15/2021	25,000	26,583

City of Lubbock, Waterworks System GO, 5.00%, 2/15/2020	20,000	20,625

City of Paris GO, 4.50%, 12/15/2020	30,000	31,468

County of Bell, Limited Tax GO, 4.00%, 2/15/2020	375,000	383,182

County of Bexar, Certificates of Obligation

Series B, GO, 5.00%, 6/15/2020	20,000	20,854

Series B, GO, 5.00%, 6/15/2021	20,000	21,494

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	133

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

County of Chambers GO, 3.00%, 3/1/2020	150,000	151,938

County of Webb, Limited Tax Series A, GO, 4.00%, 2/15/2020	50,000	51,083

Dallas County Utility and Reclamation District, Unlimited Tax GO, 5.00%, 2/15/2020	80,000	82,400

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Bonds GO, PSF-GTD, 5.00%, 8/15/2019	30,000	30,448

Keller Independent School District, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 8/15/2021	20,000	21,595

		1,139,450

Other Revenue — 0.5%

City of Corpus Christi Rev., 5.00%, 7/15/2019	55,000	55,637

Dallas Area Rapid Transit, Sales Tax Rev., 4.00%, 12/1/2020	20,000	20,813

Lower Colorado River Authority Rev., 4.00%, 5/15/2019	30,000	30,138

Lower Colorado River Authority, LCRA Transmission Corporation Project Series 2010B, Rev., 5.00%, 5/15/2020	40,000	41,512

Lower Colorado River Authority, Unrefunded Balance

Rev., 5.00%, 5/15/2019	25,000	25,163

Rev., 5.00%, 5/15/2020	60,000	60,391

Series A, Rev., 5.00%, 5/15/2020	35,000	36,330

State of Texas, Public Finance Authority Series 2016-A, Rev., 4.00%, 12/1/2019	50,000	50,809

		320,793

Prerefunded — 1.2%

City of Annetta, GO, 5.00%, 8/1/2020 (c)	295,000	308,464

Tarrant County Cultural Education Facilities Finance Corp.

Rev., 5.00%, 8/15/2020 (c)	20,000	20,937

Rev., 5.25%, 8/15/2020 (c)	45,000	47,269

Travis County Health Facilities Development Corp. Rev., 7.13%, 11/1/2020 (c)	220,000	239,402

University of North Texas, Board of Regents, Financing System Series A, Rev., 5.00%, 4/15/2019 (c)	70,000	70,287

Waco Independent School District GO, AGC, 5.00%, 8/15/2019 (c)	35,000	35,513

		721,872

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Transportation — 0.1%

Alamo Regional Mobility Authority, Vehicle Registration Fee Senior Lien Rev., 5.00%, 6/15/2021	25,000	26,827

Harris County, Toll Road, Senior Lien Series C, Rev., 5.00%, 8/15/2019	20,000	20,278

		47,105

Utility — 0.5%

Texas Municipal Power Agency

Rev., 5.00%, 9/1/2019	50,000	50,818

Rev., 5.00%, 9/1/2020	255,000	267,434

		318,252

Water & Sewer — 0.6%

City of El Paso Rev., 4.00%, 3/1/2020	50,000	51,123

City of Garland, Water and Sewer System Rev., 4.00%, 3/1/2020	25,000	25,559

City of Irving, Waterworks and Sewer System Rev., 5.00%, 8/15/2019	50,000	50,744

City of San Antonio, Water System, Junior Lien Series B, Rev., 5.00%, 5/15/2020	35,000	36,374

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2021	40,000	43,093

Upper Trinity Regional Water District Rev., 5.00%, 8/1/2019	25,000	25,337

Upper Trinity Regional Water District, Wastewater Treatment System Rev., AGM, 3.00%, 8/1/2019	100,000	100,539

		332,769

Total Texas		3,206,950

Utah — 0.2%

Education — 0.0% (b)

Utah State Board of Regents, University of Utah (The) Series B, Rev., 5.00%, 8/1/2019	25,000	25,342

Other Revenue — 0.1%

Utah Transit Authority, Sales Tax Series A, Rev., 5.00%, 6/15/2020	25,000	26,063

Prerefunded — 0.1%

Utah State Building Ownership Authority, Master Lease Program Rev., 5.00%, 5/15/2019 (c)	30,000	30,201

Utility — 0.0% (b)

Intermountain Power Agency, Subordinated Power Supply Series A, Rev., 5.00%, 7/1/2019	25,000	25,272

Total Utah		106,878

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

Vermont — 0.1%

General Obligation — 0.1%

City of Burlington Series 2018D, GO, 5.00%, 11/1/2020	65,000	68,504

Virginia — 0.2%

Hospital — 0.1%

Albermarle County Economic Development Authority, Virginia Hospital Facilities Rev., 5.00%, 6/1/2019	45,000	45,367

Transportation — 0.1%

Virginia Commonwealth Transportation Board

Rev., 5.00%, 3/15/2019	25,000	25,025

Series 2013-A, Rev., GAN, 5.00%, 3/15/2020	25,000	25,849

		50,874

Total Virginia		96,241

Washington — 1.2%

Certificate of Participation/Lease — 0.0% (b)

State of Washington, Local Ageny Real and Personal Property Series 2018C, COP, 5.00%, 7/1/2020	25,000	26,091

Education — 0.1%

Washington State University Rev., 5.00%, 10/1/2020	35,000	36,732

General Obligation — 0.7%

City of Seattle GO, 5.00%, 5/1/2019	40,000	40,214

City of Seattle, Limited Tax

GO, 5.00%, 9/1/2019	25,000	25,414

Series B, GO, 5.00%, 8/1/2020	35,000	36,641

County of Skagit, Limited Tax GO, 5.00%, 12/1/2021	20,000	21,749

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2021	60,000	65,173

King County School District No. 405 Bellevue, Credit Enhancement Program GO, 5.00%, 12/1/2020	20,000	21,154

Skagit County Public Hospital District No. 2, Refunding and Improvement-Limited Tax GO, 4.00%, 12/1/2019	50,000	50,876

State of Washington, Motor Vehicle Fuel Tax

Series R-2015B, GO, 4.00%, 7/1/2019	25,000	25,193

Series B, GO, 5.00%, 8/1/2020	20,000	20,933

State of Washington, Various Purpose

Series R-2011B, GO, 5.00%, 7/1/2019	25,000	25,274

Series R-2017A, GO, 4.00%, 8/1/2019	20,000	20,194

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

General Obligation — continued

Series 2013-A, GO, 5.00%, 8/1/2019	25,000	25,344

		378,159

Prerefunded — 0.1%

County of King, Sewer Rev., 5.00%, 1/1/2021 (c)	25,000	26,500

Grant County Public Utility District No. 2, Electric System Series 2011-I, Rev., 5.00%, 1/1/2021 (c)	25,000	26,500

		53,000

Transportation — 0.1%

Port of Seattle, Intermediate Lien Series 2010B, Rev., 5.00%, 6/1/2019	25,000	25,195

State of Washington Federal Highway Series 2012F, Rev., 5.00%, 9/1/2020	20,000	20,969

		46,164

Utility — 0.2%

Energy Northwest, Electric

Series A, Rev., 5.00%, 7/1/2019	65,000	65,699

Series A, Rev., 5.00%, 7/1/2021	25,000	26,894

Public Utility District No. 1 of Cowlitz County Rev., 5.00%, 9/1/2019	45,000	45,698

		138,291

Water & Sewer — 0.0% (b)

County of Pierce, Sewer Rev., 5.00%, 8/1/2019	20,000	20,265

Total Washington		698,702

West Virginia — 0.4%

General Obligation — 0.0% (b)

Cabell County Board of Education GO, 5.00%, 5/1/2019	20,000	20,104

Hospital — 0.4%

Monongalia County Building Commission, Monongalia Health System Obligated Group Rev., 5.00%, 7/1/2020	200,000	205,574

Total West Virginia		225,678

Wisconsin — 2.8%

General Obligation — 1.4%

City of Evansville Series 2017A, GO, 3.00%, 4/1/2019	175,000	175,152

City of Waukesha, Promissory Notes Series A, GO, 4.00%, 10/1/2020	20,000	20,724

City of West Allis, Corporate Purpose Series A, GO, 4.00%, 4/1/2020	455,000	465,511

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	135

JPMorgan Ultra-Short Municipal Income ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued

General Obligation — continued

State of Wisconsin

Series 2, GO, 4.00%, 5/1/2019	25,000	25,095

Series A, GO, 4.00%, 5/1/2019	90,000	90,327

Series 3, GO, 5.00%, 11/1/2020	65,000	68,565

		845,374

Hospital — 0.2%

Wisconsin Health and Educational Facilities Authority, SSM Health Care Series 2010A, Rev., 4.00%, 6/1/2020 (c)	40,000	40,960

Wisconsin Health and Educational Facilities Authority, Unity Point Health Series 2014A, Rev., 5.00%, 12/1/2021	50,000	54,258

		95,218

Prerefunded — 1.1%

State of Wisconsin

Series A, Rev., 5.75%, 5/1/2019 (c)	595,000	598,814

Series 1, GO, 5.00%, 5/1/2020 (c)	20,000	20,753

		619,567

Water & Sewer — 0.1%

State of Wisconsin, Clean Water Fund Series 2, Rev., 5.00%, 6/1/2019 (c)	50,000	50,404

Total Wisconsin		1,610,563

Total Municipal Bonds (Cost $58,639,537)		58,774,370

	SHARES
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (g) (h) (Cost $146,947)	146,947	146,947

Total Investments — 101.9% (Cost $58,786,484)		58,921,317
Liabilities in Excess of Other Assets — (1.9%)		(1,121,726)

Net Assets — 100.0%		57,799,591

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAN	Bond Anticipation Note
COP	Certificate of Participation
GAN	Grant Anticipation Notes
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TAN	Tax Anticipation Note
USD	United States Dollar
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2019.
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2019.
(e)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — 85.0%

Azerbaijan — 0.9%

Republic of Azerbaijan

4.75%, 3/18/2024 (a)	200,000	204,250

3.50%, 9/1/2032 (a)	440,000	383,350

		587,600

Bolivia, Plurinational State of — 0.3%

Plurinational State of Bolivia 4.50%, 3/20/2028 (a)	200,000	183,011

Brazil — 5.9%

Federative Republic of Brazil

4.88%, 1/22/2021	462,000	475,398

4.25%, 1/7/2025	520,000	523,380

6.00%, 4/7/2026	381,000	416,242

4.63%, 1/13/2028	220,000	218,512

8.25%, 1/20/2034	350,000	443,998

5.63%, 1/7/2041	750,000	749,824

5.63%, 2/21/2047	842,000	825,610

		3,652,964

Chile — 0.3%

Republic of Chile 3.86%, 6/21/2047	200,000	194,600

China — 0.7%

Export-Import Bank of China (The) 2.00%, 4/26/2021 (b)	214,000	208,705

People’s Republic of China 2.13%, 11/2/2022 (b)	200,000	194,519

		403,224

Colombia — 2.6%

Republic of Colombia

4.38%, 7/12/2021	277,000	283,025

8.13%, 5/21/2024	260,000	309,435

3.88%, 4/25/2027	216,000	212,868

7.38%, 9/18/2037	100,000	126,058

5.63%, 2/26/2044	205,000	222,220

5.00%, 6/15/2045	437,000	439,622

		1,593,228

Croatia — 2.0%

Republic of Croatia

6.38%, 3/24/2021 (a)	450,000	474,525

5.50%, 4/4/2023 (a)	205,000	219,350

6.00%, 1/26/2024 (a)	509,000	562,445

		1,256,320

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Dominican Republic — 4.3%

Government of Dominican Republic

7.50%, 5/6/2021 (a)	478,000	496,642

5.50%, 1/27/2025 (a)	116,000	117,885

5.95%, 1/25/2027 (b)	741,000	769,406

5.95%, 1/25/2027 (a)	198,000	205,591

7.45%, 4/30/2044 (a)	619,000	682,636

6.85%, 1/27/2045 (a)	394,000	410,412

		2,682,572

Ecuador — 4.5%

Republic of Ecuador

10.75%, 3/28/2022 (a)	281,000	305,985

8.75%, 6/2/2023 (a)	200,000	206,103

7.95%, 6/20/2024 (a)	701,000	694,540

9.65%, 12/13/2026 (a)	864,000	896,603

8.88%, 10/23/2027 (a)	201,000	199,976

7.88%, 1/23/2028 (a)	500,000	472,568

		2,775,775

Egypt — 4.5%

Arab Republic of Egypt

6.13%, 1/31/2022 (a)	537,000	545,726

5.88%, 6/11/2025 (a)	717,000	708,038

7.50%, 1/31/2027 (a)	441,000	456,435

6.59%, 2/21/2028 (a)	264,000	257,400

8.50%, 1/31/2047 (a)	800,000	820,000

		2,787,599

Ethiopia — 0.3%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000	201,000

Gabon — 0.5%

Gabonese Republic 6.38%, 12/12/2024 (a)	290,000	279,487

Ghana — 1.8%

Republic of Ghana

7.88%, 8/7/2023 (b)	585,000	610,594

8.13%, 1/18/2026 (a)	100,000	101,750

7.63%, 5/16/2029 (a)	200,000	193,750

8.63%, 6/16/2049 (a)	235,000	222,956

		1,129,050

Hungary — 1.7%

Republic of Hungary

6.38%, 3/29/2021	406,000	431,245

5.38%, 2/21/2023	204,000	218,255

5.38%, 3/25/2024	104,000	112,683

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	137

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Hungary — continued

7.63%, 3/29/2041	190,000	276,450

		1,038,633

India — 0.5%

Export-Import Bank of India 3.38%, 8/5/2026 (a)	300,000	282,344

Indonesia — 2.6%

Perusahaan Penerbit SBSN Indonesia III 4.55%, 3/29/2026 (a)	200,000	203,348

Republic of Indonesia

4.75%, 1/8/2026 (a)	480,000	495,815

3.50%, 1/11/2028	200,000	190,294

4.10%, 4/24/2028	200,000	198,612

6.75%, 1/15/2044 (a)	401,000	498,784

		1,586,853

Iraq — 1.5%

Republic of Iraq

6.75%, 3/9/2023 (a)	400,000	406,000

5.80%, 1/15/2028 (a)	520,000	501,800

		907,800

Ivory Coast — 1.6%

Republic of Cote d’Ivoire

6.38%, 3/3/2028 (a)	574,000	561,085

5.75%, 12/31/2032 (a) (c)	239,825	226,934

6.13%, 6/15/2033 (a)	200,000	184,750

		972,769

Jamaica — 1.8%

Jamaica Government International Bond

6.75%, 4/28/2028	425,000	468,669

8.00%, 3/15/2039	100,000	118,962

7.88%, 7/28/2045	425,000	504,668

		1,092,299

Jordan — 1.3%

Kingdom of Jordan

6.13%, 1/29/2026 (a)	565,000	570,650

7.38%, 10/10/2047 (a)	225,000	220,500

		791,150

Kazakhstan — 1.0%

Republic of Kazakhstan

3.88%, 10/14/2024 (a)	350,000	357,437

6.50%, 7/21/2045 (a)	200,000	254,250

		611,687

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Kenya — 1.4%

Republic of Kenya

6.88%, 6/24/2024 (a)	394,000	403,850

7.25%, 2/28/2028 (a)	200,000	202,250

8.25%, 2/28/2048 (a)	280,000	282,450

		888,550

Lebanon — 2.3%

Republic of Lebanon

8.25%, 4/12/2021 (b)	120,000	115,950

6.10%, 10/4/2022 (b)	532,000	477,470

6.00%, 1/27/2023 (b)	106,000	94,075

6.60%, 11/27/2026 (b)	137,000	116,450

6.85%, 3/23/2027 (b)	150,000	127,313

6.75%, 11/29/2027 (b)	272,000	228,140

6.65%, 2/26/2030 (b)	103,000	83,816

7.00%, 3/23/2032 (b)	225,000	183,094

		1,426,308

Lithuania — 0.5%

Republic of Lithuania 6.13%, 3/9/2021 (a)	300,000	317,340

Malaysia — 0.3%

Malaysia Sovereign Sukuk Bhd. 3.04%, 4/22/2025 (a)	200,000	196,946

Mexico — 1.8%

United Mexican States

4.13%, 1/21/2026	725,000	723,913

6.05%, 1/11/2040	100,000	110,250

4.35%, 1/15/2047	200,000	179,400

5.75%, 10/12/2110	100,000	98,500

		1,112,063

Mongolia — 0.3%

Mongolia Government International Bond 5.13%, 12/5/2022 (a)	200,000	198,750

Morocco — 0.2%

Kingdom of Morocco 4.25%, 12/11/2022 (a)	150,000	151,875

Oman — 1.5%

Oman Government International Bond

4.75%, 6/15/2026 (a)	300,000	274,875

5.38%, 3/8/2027 (a)	381,000	356,235

5.63%, 1/17/2028 (a)	200,000	188,750

6.50%, 3/8/2047 (a)	150,000	132,750

		952,610

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Pakistan — 1.8%

Republic of Pakistan

5.50%, 10/13/2021 (a)	200,000	197,500

5.63%, 12/5/2022 (a)	210,000	203,963

8.25%, 4/15/2024 (a)	400,000	416,694

6.88%, 12/5/2027 (a)	295,000	283,110

		1,101,267

Panama — 1.6%

Republic of Panama

4.00%, 9/22/2024	269,000	276,398

3.88%, 3/17/2028	200,000	203,000

6.70%, 1/26/2036	250,000	317,174

4.50%, 5/15/2047	206,000	208,860

		1,005,432

Paraguay — 0.4%

Republic of Paraguay 6.10%, 8/11/2044 (a)	200,000	219,505

Peru — 1.7%

Republic of Peru

4.13%, 8/25/2027	451,000	477,834

6.55%, 3/14/2037	100,000	130,400

5.63%, 11/18/2050	375,000	459,750

		1,067,984

Philippines — 2.6%

Republic of Philippines

10.63%, 3/16/2025	160,000	224,294

5.50%, 3/30/2026	200,000	226,029

9.50%, 2/2/2030	30,000	45,257

6.38%, 1/15/2032	396,000	498,780

6.38%, 10/23/2034	147,000	190,471

3.70%, 3/1/2041	214,000	209,336

3.70%, 2/2/2042	200,000	195,651

		1,589,818

Poland — 1.8%

Republic of Poland

5.00%, 3/23/2022	160,000	169,180

3.00%, 3/17/2023	706,000	704,394

4.00%, 1/22/2024	206,000	213,564

		1,087,138

Romania — 1.2%

Republic of Romania

6.75%, 2/7/2022 (a)	136,000	147,390

4.38%, 8/22/2023 (a)	100,000	102,250

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Romania — continued

4.88%, 1/22/2024 (a)	240,000	251,400

6.13%, 1/22/2044 (a)	204,000	230,520

		731,560

Russia — 2.8%

Russian Federation

4.50%, 4/4/2022 (a)	200,000	204,800

4.25%, 6/23/2027 (a)	400,000	392,000

12.75%, 6/24/2028 (a)	383,000	610,789

7.50%, 3/31/2030 (a) (c)	86,735	96,016

5.88%, 9/16/2043 (a)	200,000	223,000

5.25%, 6/23/2047 (a)	200,000	197,750

		1,724,355

Serbia — 0.8%

Republic of Serbia 7.25%, 9/28/2021 (a)	442,000	479,017

Slovakia — 0.3%

Slovak Republic 4.38%, 5/21/2022 (a)	200,000	208,887

South Africa — 4.2%

Republic of South Africa

5.88%, 5/30/2022	526,000	550,985

5.88%, 9/16/2025	484,000	507,595

4.30%, 10/12/2028	494,000	458,185

5.88%, 6/22/2030	461,000	472,064

5.38%, 7/24/2044	204,000	189,720

5.00%, 10/12/2046	205,000	182,194

5.65%, 9/27/2047	221,000	208,845

		2,569,588

Sri Lanka — 3.2%

Republic of Sri Lanka

6.25%, 7/27/2021 (a)	385,000	386,577

5.75%, 4/18/2023 (a)	200,000	193,989

6.85%, 11/3/2025 (a)	871,000	852,491

6.20%, 5/11/2027 (a)	605,000	561,165

		1,994,222

Trinidad and Tobago — 0.3%

Republic of Trinidad & Tobago 4.50%, 8/4/2026 (a)	200,000	192,000

Turkey — 6.9%

Hazine Mustesarligi Varlik Kiralama A/S 5.00%, 4/6/2023 (a)	200,000	193,000

Republic of Turkey

5.13%, 3/25/2022	200,000	197,500

6.25%, 9/26/2022	681,000	690,364

5.75%, 3/22/2024	275,000	270,188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	139

JPMorgan USD Emerging Markets Sovereign Bond ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Foreign Government Securities — continued

Turkey — continued

7.38%, 2/5/2025	216,000	226,260

6.00%, 3/25/2027	651,000	624,146

6.13%, 10/24/2028	290,000	275,500

8.00%, 2/14/2034	200,000	214,000

6.88%, 3/17/2036	335,000	320,762

6.75%, 5/30/2040	315,000	296,887

6.00%, 1/14/2041	206,000	177,933

4.88%, 4/16/2043	250,000	189,375

6.63%, 2/17/2045	455,000	418,031

5.75%, 5/11/2047	240,000	198,900

		4,292,846

Ukraine — 4.5%

Republic of Ukraine

7.75%, 9/1/2021 (a)	287,000	281,977

7.75%, 9/1/2022 (a)	375,000	365,156

7.75%, 9/1/2023 (a)	217,000	207,778

7.75%, 9/1/2024 (a)	110,000	103,675

7.75%, 9/1/2025 (a)	348,000	324,075

7.75%, 9/1/2026 (a)	782,000	722,373

7.75%, 9/1/2027 (a)	420,000	384,300

7.38%, 9/25/2032 (a)	443,000	382,641

		2,771,975

Uruguay — 1.7%

Republic of Uruguay

4.38%, 10/27/2027	282,000	290,037

7.63%, 3/21/2036	140,000	188,300

5.10%, 6/18/2050	450,000	462,600

4.98%, 4/20/2055	100,000	100,500

		1,041,437

Vietnam — 0.3%

Republic of Vietnam 4.80%, 11/19/2024 (a)	200,000	208,626

Total Foreign Government Securities (Cost $54,018,166)		52,540,064

Corporate Bonds — 13.4%

Azerbaijan — 0.9%

Southern Gas Corridor CJSC 6.88%, 3/24/2026 (a)	200,000	222,750

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)	350,000	353,500

		576,250

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)

Brazil — 0.5%

Banco Nacional de Desenvolvimento Economico e Social 5.75%, 9/26/2023 (a)	280,000	298,420

Chile — 0.9%

Corp. Nacional del Cobre de Chile

3.63%, 8/1/2027 (a)	372,000	366,046

4.50%, 8/1/2047 (a)	201,000	201,088

		567,134

China — 2.0%

CNAC HK Finbridge Co. Ltd. 3.50%, 7/19/2022 (b)	200,000	197,367

CNOOC Curtis Funding No. 1 Pty. Ltd. 4.50%, 10/3/2023 (a)	200,000	207,481

Sinopec Group Overseas Development 2012 Ltd. 4.88%, 5/17/2042 (a)	200,000	212,737

Sinopec Group Overseas Development Ltd. 3.63%, 4/12/2027 (a)	200,000	195,933

State Grid Overseas Investment Ltd.

3.13%, 5/22/2023 (a)	200,000	197,642

3.50%, 5/4/2027 (a)	250,000	242,696

		1,253,856

Indonesia — 1.0%

Pelabuhan Indonesia II PT 4.25%, 5/5/2025 (a)	200,000	198,000

Pertamina Persero PT 4.30%, 5/20/2023 (a)	220,000	221,925

Perusahaan Listrik Negara PT 5.25%, 10/24/2042 (a)	200,000	190,320

		610,245

Kazakhstan — 1.6%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (a)	200,000	230,900

KazMunayGas National Co. JSC

4.75%, 4/19/2027 (a)	200,000	201,750

5.38%, 4/24/2030 (a)	520,000	538,200

		970,850

Malaysia — 1.2%

Petronas Capital Ltd.

7.88%, 5/22/2022 (a)	440,000	501,186

4.50%, 3/18/2045 (a)	231,000	242,853

		744,039

Mexico — 2.2%

Comision Federal de Electricidad 4.75%, 2/23/2027 (a)	100,000	97,941

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued

Mexico — continued

Mexico City Airport Trust 3.88%, 4/30/2028 (a)	106,000	92,466

Petroleos Mexicanos

4.88%, 1/24/2022	60,000	59,519

(ICE LIBOR USD 3 Month + 3.65%), 6.42%, 3/11/2022 (d)	100,000	102,150

5.38%, 3/13/2022	50,000	49,900

4.63%, 9/21/2023	70,000	66,934

4.25%, 1/15/2025	75,000	67,800

5.50%, 6/27/2044	163,000	127,906

5.63%, 1/23/2046	767,000	600,178

6.35%, 2/12/2048 (a)	125,000	103,550

		1,368,344

Oman — 0.6%

Lamar Funding Ltd. 3.96%, 5/7/2025 (a)	400,000	346,500

Peru — 0.3%

Petroleos del Peru SA 4.75%, 6/19/2032 (a)	200,000	197,000

Philippines — 0.2%

Power Sector Assets & Liabilities Management Corp. 7.39%, 12/2/2024 (a)	100,000	119,284

Russia — 0.2%

Vnesheconombank Via VEB Finance plc 6.80%, 11/22/2025 (a)	125,000	129,687

South Africa — 1.5%

Eskom Holdings SOC Ltd.

7.13%, 2/11/2025 (a)	494,000	497,804

6.35%, 8/10/2028 (a)	200,000	204,750

Transnet SOC Ltd. 4.00%, 7/26/2022 (a)	200,000	194,500

		897,054

Tunisia — 0.3%

Banque Centrale de Tunisie International Bond 5.75%, 1/30/2025 (a)	200,000	177,000

Total Corporate Bonds (Cost 8,438,666)		8,255,663

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (e) (f) (Cost $353,654)	353,654	353,654

Total Investments — 99.0% (Cost $62,810,486)		61,149,381
Other Assets Less Liabilities — 1.0%		627,366

Net Assets — 100.0%		61,776,747

Percentages indicated are based on net assets.

Abbreviations

CJSC	Closed joint stock company
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PT	Limited liability company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2019.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2019.
(e)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of February 28, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	141

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF	JPMorgan Disciplined High Yield ETF
ASSETS:
Investments in non-affiliates, at value	$23,152,598	$25,298,328	$150,843,110
Investments in affiliates, at value	6,071,775	307,539	2,621,250
Investments of cash collateral received from securities loaned, at value (Note 2.F.)	—	—	4,202,920
Restricted cash	100	300	600
Cash	272	—	116
Deposits at broker for futures contracts	35,000	15,000	—
Due from custodian	281,096	—	—
Deferred offering costs (Note 2.I.)	9,821	12,220	—
Receivables:
Investment securities sold	5,421	36,447	—
Interest from non-affiliates	114,288	246,071	2,237,862
Dividends from affiliates	13,154	449	4,179
Securities lending income (Note 2.F.)	—	—	2,734
Variation margin on futures contracts	—	2,652	—
Due from Adviser	94,837	38,038	—

Total Assets	29,778,362	25,957,044	159,912,771

LIABILITIES:
Payables:
Due to custodian	—	1,719	—
Distributions	63,565	84,530	656,580
Investment securities purchased	266,623	169,496	352,323
Investment securities purchased — delayed delivery securities	4,138,125	—	—
Collateral received on securities loaned (Note 2.F.)	—	—	4,202,920
Variation margin on futures contracts	11,422	—	—
Accrued liabilities:
Investment advisory fees	—	—	27,518
Administration fees	1,452	1,478	8,852
Custodian, Accounting and Transfer Agent fees	10,548	6,033	16,128
Trustees’ and Chief Compliance Officer’s fees	82	187	2,142
Professional Fees	87,682	86,954	56,131
Other	20,761	11,154	19,792

Total Liabilities	4,600,260	361,551	5,342,386

Net Assets	$25,178,102	$25,595,493	$154,570,385

NET ASSETS:
Paid-in-Capital	$25,075,000	$25,050,000	$156,896,077
Total distributable earnings (loss) (a)	103,102	545,493	(2,325,692)

Total Net Assets	$25,178,102	$25,595,493	$154,570,385

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	500,000	500,000	3,100,000

Net asset value, per share	$50.36	$51.19	$49.86

Cost of investments in non-affiliates	$23,056,531	$24,788,786	$152,254,667
Cost of investments in affiliates	6,071,775	307,539	2,621,250
Investment securities on loan, at value	—	—	4,045,947
Cost of investment of cash collateral	—	—	4,202,920

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

	JPMorgan Global Bond Opportunities ETF	JPMorgan Municipal ETF	JPMorgan U.S. Aggregate Bond ETF
ASSETS:
Investments in non-affiliates, at value	$170,121,640	$30,454,466	$98,503,940
Investments in affiliates, at value	10,805,532	1,050,773	337,456
Restricted cash	—	400	700
Foreign currency, at value	610,325	—	—
Deposits at broker for futures contracts	846,000	—	—
Due from custodian	1,130,260	—	94,638
Deferred offering costs (Note 2.I.)	—	10,947	18,117
Prepaid Expenses	—	156	—
Receivables:
Investment securities sold	2,163,234	306,722	1,885,841
Investment securities sold — delayed delivery securities	—	—	210,675
Interest from non-affiliates	1,799,056	331,236	585,904
Dividends from affiliates	17,560	844	1,857
Tax reclaims	2,388	—	—
Variation margin on futures contracts	104,075	—	—
Unrealized appreciation on forward foreign currency exchange contracts	879,761	—	—
Due from Adviser	—	15,714	40,999
Other assets	3,778	—	—

Total Assets	188,483,609	32,171,258	101,680,127

LIABILITIES:
Payables:
Distributions	612,239	68,928	223,704
Investment securities purchased	7,036,073	628,238	2,406,354
Investment securities purchased — delayed delivery securities	8,000	281,590	210,910
Unrealized depreciation on forward foreign currency exchange contracts	288,757	—	—
Accrued liabilities:
Investment advisory fees	50,004	—	—
Administration fees	10,354	1,790	5,110
Custodian, Accounting and Transfer Agent fees	23,725	7,076	11,491
Trustees’ and Chief Compliance Officer’s fees	2,419	346	187
Professional Fees	65,223	20,987	81,262
Other	29,584	8,745	11,027

Total Liabilities	8,126,378	1,017,700	2,950,045

Net Assets	$180,357,231	$31,153,558	$98,730,082

NET ASSETS:
Paid-in-Capital	$187,631,337	$30,144,117	$98,579,663
Total distributable earnings (loss) (a)	(7,274,106)	1,009,441	150,419

Total Net Assets	$180,357,231	$31,153,558	$98,730,082

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	3,700,000	600,000	3,900,000

Net asset value, per share	$48.75	$51.92	$25.32

Cost of investments in non-affiliates	$172,604,061	$29,544,673	$98,384,479
Cost of investments in affiliates	10,805,532	1,050,773	337,456
Cost of foreign currency	823,316	—	—

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	143

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019 (continued)

	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF	JPMorgan USD Emerging Markets Sovereign Bond ETF
ASSETS:
Investments in non-affiliates, at value	$5,538,295,034	$58,774,370	$60,795,727
Investments in affiliates, at value	150,351,796	146,947	353,654
Repurchase agreements, at value	41,000,000	—	—
Restricted cash	4,400	1,600	200
Cash	—	—	18,800
Deposits at broker for futures contracts	1,000	—	—
Due from custodian	8,145,012	—	—
Deferred offering costs (Note 2.I.)	—	11,769	—
Receivables:
Investment securities sold	23,594,754	—	729,798
Fund shares sold	65,337,756	—	—
Interest from non-affiliates	30,740,592	499,630	936,515
Dividends from affiliates	141,167	2,777	585
Securities lending income (Note 2.F.)	171	—	14
Due from Adviser	94,272	21,505	1,741

Total Assets	5,857,705,954	59,458,598	62,837,034

LIABILITIES:
Payables:
Distributions	12,956,103	87,492	255,138
Investment securities purchased	124,195,918	518,649	712,711
Investment securities purchased — delayed delivery securities	16,411,000	1,011,060	—
Accrued liabilities:
Administration fees	314,516	3,085	3,499
Custodian, Accounting and Transfer Agent fees	19,424	9,115	8,718
Trustees’ and Chief Compliance Officer’s fees	14,801	323	958
Professional Fees	42,052	20,341	51,689
Other	689,865	8,942	27,574

Total Liabilities	154,643,679	1,659,007	1,060,287

Net Assets	$5,703,062,275	$57,799,591	$61,776,747

NET ASSETS:
Paid-in-Capital	$5,700,051,569	$57,663,091	$64,284,140
Total distributable earnings (loss) (a)	3,010,706	136,500	(2,507,393)

Total Net Assets	$5,703,062,275	$57,799,591	$61,776,747

Outstanding number of shares
(unlimited number of shares authorized — par value $0.0001)	113,600,000	1,150,000	1,300,000

Net asset value, per share	$50.20	$50.26	$47.52

Cost of investments in non-affiliates	$5,535,687,187	$58,639,537	$62,456,832
Cost of investments in affiliates	150,351,796	146,947	353,654
Cost of repurchase agreements	41,000,000	—	—

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2019

	JPMorgan Core Plus Bond ETF (a)	JPMorgan Corporate Bond Research Enhanced ETF (b)	JPMorgan Disciplined High Yield ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$57,819	$225,035	$7,441,952
Interest income from affiliates	—	—	278
Dividend income from affiliates	16,006	946	40,211
Income from securities lending (net)	—	—	8,187

Total investment income	73,825	225,981	7,490,628

EXPENSES:
Investment advisory fees (Note 3.A.)	6,428	7,590	415,308
Administration fees (Note 3.B.)	1,607	4,197	115,210
Interest expense to non-affiliates	2	3	—
Professional fees	90,320	86,954	120,093
Trustees’ and Chief Compliance Officer’s fees	82	202	11,957
Printing and mailing costs	3,500	3,500	26,460
Registration and filing fees	4,007	5,494	23,884
Custodian, Accounting and Transfer Agent fees (Note 3.C.)	10,548	6,033	67,828
Insurance expense	22	75	8,123
Offering costs (Note 2.I.)	912	3,181	—
Other	2,500	2,484	966

Total expenses	119,928	119,713	789,829

Less fee waived (Note 3.D.)	(8,035)	(11,787)	(237,697)
Less expense reimbursements from affiliates (Note 3.D.)	(103,377)	(100,058)	—
Less expense reimbursements from non-affiliates (Note 3.C.)	(100)	(300)	(2,200)

Net expenses	8,416	7,568	549,932

Net investment income (loss)	65,409	218,413	6,940,696

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
investments in non-affiliates	686	42,029	(861,970)
In-kind redemptions in non-affiliates	—	—	(15,001)
Futures	7,689	(5,767)	—

Net realized gain (loss)	8,375	36,262	(876,971)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	96,067	509,542	742,057
Futures	(3,184)	(369)	—

Change in net unrealized appreciation/depreciation	92,883	509,173	742,057

Net realized/unrealized gains (losses)	101,258	545,435	(134,914)

Change in net assets resulting from operations	$166,667	$763,848	$6,805,782

(a)	Commencement of operations was January 28, 2019.
(b)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	145

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2019 (continued)

	JPMorgan Global Bond Opportunities ETF		JPMorgan Municipal ETF (a)	JPMorgan U.S. Aggregate Bond ETF (b)
INVESTMENT INCOME:
Interest income from non-affiliates	$7,518,168		$266,681	$349,927
Interest income from affiliates	57		—	—
Dividend income from affiliates	177,373		4,574	2,838
Foreign taxes withheld	(77,809)		—	—

Total investment income	7,617,789		271,255	352,765

EXPENSES:
Investment advisory fees (Note 3.A.)	939,699		22,371	7,237
Administration fees (Note 3.B.)	142,341		7,442	7,885
Interest expense to non-affiliates	2,043		—	—
Interest expense to affiliates	1,592		—	24
Professional fees	126,007		41,423	81,262
Trustees’ and Chief Compliance Officer’s fees	16,060		408	202
Printing and mailing costs	22,282		3,500	3,500
Registration and filing fees	21,331		7,185	5,490
Custodian, Accounting and Transfer Agent fees (Note 3.C.)	109,897		12,749	11,491
Insurance expense	10,566		153	75
Offering costs (Note 2.I.)	7,950		5,295	4,685
Other	2,552		2,474	2,484

Total expenses	1,402,320		103,000	124,335

Less fee waived (Note 3.D.)	(470,549)		(29,813)	(15,122)
Less expense reimbursements from affiliates (Note 3.D.)	—		(50,543)	(101,167)
Less expense reimbursements from non-affiliates (Note 3.C.)	(6,600)		(600)	(700)

Net expenses	925,171		22,044	7,346

Net investment income (loss)	6,692,618		249,211	345,419

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(4,182,974	)(c)	99,269	22,161
Investments in affiliates	—		(27)	—
Futures	(116,451)		—	—
Foreign currency transactions	111,494		—	—
Forward foreign currency exchange contracts	4,459,893		—	—

Net realized gain (loss)	271,962		99,242	22,161

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,678,222	)(d)	909,793	119,461
Futures	(608,346)		—	—
Foreign currency translations	(221,512)		—	—
Forward foreign currency exchange contracts	216,665		—	—

Change in net unrealized appreciation/depreciation	(3,291,415)		909,793	119,461

Net realized/unrealized gains (losses)	(3,019,453)		1,009,035	141,622

Change in net assets resulting from operations	$3,673,165		$1,258,246	$487,041

(a)	Commencement of operations was October 29, 2018.
(b)	Commencement of operations was December 12, 2018.
(c)	Net of foreign capital gains tax of approximately $(3,997).
(d)	Net change in foreign capital gains tax of approximately $11,081.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2019 (continued)

	JPMorgan Ultra-Short Income ETF	JPMorgan Ultra-Short Municipal Income ETF (a)	JPMorgan USD Emerging Markets Sovereign Bond ETF
INVESTMENT INCOME:
Interest income from non-affiliates	$70,517,269	$281,269	$2,822,672
Interest income from affiliates	660	—	3
Dividend income from non-affiliates	10	—	—
Dividend income from affiliates	1,994,653	7,915	6,776
Income from securities lending (net)	434	—	60

Total investment income	72,513,026	289,184	2,829,511

EXPENSES:
Investment advisory fees (Note 3.A.)	3,713,459	20,912	169,263
Administration fees (Note 3.B.)	2,018,651	11,077	44,023
Interest expense to affiliates	—	—	32
Professional fees	170,646	46,750	113,952
Trustees’ and Chief Compliance Officer’s fees	90,258	457	5,368
Printing and mailing costs	148,500	3,500	14,751
Registration and filing fees	624,439	9,805	19,079
Custodian, Accounting and Transfer Agent fees (Note 3.C.)	103,718	15,731	43,987
Insurance expense	17,289	169	3,318
Offering costs (Note 2.I.)	5,910	6,747	43,915
Other	17	467	2,700

Total expenses	6,892,887	115,615	460,388

Less fee waived (Note 3.D.)	(2,590,501)	(31,989)	(213,286)
Less expense reimbursements from affiliates (Note 3.D.)	—	(56,962)	(41,768)
Less expense reimbursements from non-affiliates (Note 3.C.)	(16,650)	(2,000)	(400)

Net expenses	4,285,736	24,664	204,934

Net investment income (loss)	68,227,290	264,520	2,624,577

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	191,002	173	(840,894)
Investments in affiliates	—	13	—
Futures	7,667	—	—

Net realized gain (loss)	198,669	186	(840,894)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,891,011	134,833	(334,291)
Futures	(136)	—	—

Change in net unrealized appreciation/depreciation	2,890,875	134,833	(334,291)

Net realized/unrealized gains (losses)	3,089,544	135,019	(1,175,185)

Change in net assets resulting from operations	$71,316,834	$399,539	$1,449,392

(a)	Commencement of operations was October 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	147

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Core Plus Bond ETF	JPMorgan Corporate Bond Research Enhanced ETF
	Period Ended February 28, 2019 (a)	Period Ended February 28, 2019 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$65,409	$218,413
Net realized gain (loss)	8,375	36,262
Change in net unrealized appreciation/depreciation	92,883	509,173

Change in net assets resulting from operations	166,667	763,848

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(63,565)	(218,355)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,075,000	25,050,000

NET ASSETS:
Change in net assets	25,178,102	25,595,493
Beginning of period	—	—

End of period	$25,178,102	$25,595,493

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$25,075,000	$25,050,000

Total change in net assets resulting from capital transactions	$25,075,000	$25,050,000

SHARE TRANSACTIONS:
Issued	500,000	500,000

Net increase in shares from share transactions	500,000	500,000

(a)	Commencement of operations was January 28, 2019.
(b)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Disciplined High Yield ETF		JPMorgan Global Bond Opportunities ETF
	Year Ended February 28, 2019	Year Ended February 28, 2018	Year Ended February 28, 2019	Period Ended February 28, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,940,696	$2,362,660	$6,692,618	$3,696,762
Net realized gain (loss)	(876,971)	(6,635)	271,962	(2,316,581)
Change in net unrealized appreciation/depreciation	742,057	(2,542,614)	(3,291,415)	931,390

Change in net assets resulting from operations	6,805,782	(186,589)	3,673,165	2,311,571

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders (b)	(7,004,942)	(2,305,921)	(9,983,877)	(3,275,400)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	49,578,237	77,109,750	35,033,711	152,598,061

NET ASSETS:
Change in net assets	49,379,077	74,617,240	28,722,999	151,634,232
Beginning of period	105,191,308	30,574,068	151,634,232	—

End of period	$154,570,385	$105,191,308	$180,357,231	$151,634,232

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$64,284,563	$77,109,750	$35,033,711	$152,598,061
Cost of shares redeemed	(14,706,326)	—	—	—

Total change in net assets resulting from capital transactions	$49,578,237	$77,109,750	$35,033,711	$152,598,061

SHARE TRANSACTIONS:
Issued	1,300,000	1,500,000	700,000	3,000,000
Redeemed	(300,000)	—	—	—

Net increase in shares from share transactions	1,000,000	1,500,000	700,000	3,000,000

(a)	Commencement of operations was April 5, 2017.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Disciplined High Yield ETF	JPMorgan Global Bond Opportunities ETF
From net investment income	$(2,305,921)	$(3,275,400)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	149

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Municipal ETF	JPMorgan U.S. Aggregate Bond ETF
	Period Ended February 28, 2019 (a)	Period Ended February 28, 2019 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$249,211	$345,419
Net realized gain (loss)	99,242	22,161
Change in net unrealized appreciation/depreciation	909,793	119,461

Change in net assets resulting from operations	1,258,246	487,041

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(248,805)	(336,622)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,144,117	98,579,663

NET ASSETS:
Change in net assets	31,153,558	98,730,082
Beginning of period	—	—

End of period	$31,153,558	$98,730,082

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$30,144,117	$98,579,663

Total change in net assets resulting from capital transactions	$30,144,117	$98,579,663

SHARE TRANSACTIONS:
Issued	600,000	3,900,000

Net increase in shares from share transactions	600,000	3,900,000

(a)	Commencement of operations was October 29, 2018.
(b)	Commencement of operations was December 12, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Ultra-Short Income ETF		JPMorgan Ultra-Short Municipal Income ETF
	Year Ended February 28, 2019	Period Ended February 28, 2018 (a)	Period Ended February 28, 2019 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$68,227,290	$1,036,708	$264,520
Net realized gain (loss)	198,669	9,316	186
Change in net unrealized appreciation/depreciation	2,890,875	(283,028)	134,833

Change in net assets resulting from operations	71,316,834	762,996	399,539

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders (c)	(68,093,896)	(975,348)	(263,039)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,499,788,071	200,263,618	57,663,091

NET ASSETS:
Change in net assets	5,503,011,009	200,051,266	57,799,591
Beginning of period	200,051,266	—	—

End of period	$5,703,062,275	$200,051,266	$57,799,591

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$5,574,934,056	$200,263,618	$57,663,091
Cost of shares redeemed	(75,145,985)	—	—

Total change in net assets resulting from capital transactions	$5,499,788,071	$200,263,618	$57,663,091

SHARE TRANSACTIONS:
Issued	111,100,000	4,000,000	1,150,000
Redeemed	(1,500,000)	—	—

Net increase in shares from share transactions	109,600,000	4,000,000	1,150,000

(a)	Commencement of operations was May 17, 2017.
(b)	Commencement of operations was October 16, 2018.
(c)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances for were as follows:

JPMorgan Ultra-Short Income ETF
From net investment income	$(975,348)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	151

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan USD Emerging Markets Sovereign Bond ETF
	Year Ended February 28, 2019	Period Ended February 28, 2018 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,624,577	$198,418
Net realized gain (loss)	(840,894)	(8,117)
Change in net unrealized appreciation/depreciation	(334,291)	(1,326,814)

Change in net assets resulting from operations	1,449,392	(1,136,513)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders (b)	(2,651,785)	(168,487)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,265,211	55,018,929

NET ASSETS:
Change in net assets	8,062,818	53,713,929
Beginning of period	53,713,929	—

End of period	$61,776,747	$53,713,929

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$9,265,211	$55,018,929

SHARE TRANSACTIONS:
Issued	200,000	1,100,000

Net increase in shares from share transactions	200,000	1,100,000

(a)	Commencement of operations was January 29, 2018.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan USD Emerging Markets Sovereign Bond ETF
From net investment income	$(168,487)

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	153

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions	Net asset value, end of period

JPMorgan Core Plus Bond ETF
January 28, 2019 (g) through February 28, 2019	$50.00	$0.13	$0.36		$0.49	$(0.13)	$—		$(0.13)	$50.36

JPMorgan Corporate Bond Research Enhanced ETF
December 12, 2018 (g) through February 28, 2019	50.00	0.44	1.19		1.63	(0.44)	—		(0.44)	51.19

JPMorgan Disciplined High Yield ETF
Year Ended February 28, 2019	50.09	2.47	(0.23)		2.24	(2.47)	—		(2.47)	49.86
Year Ended February 28, 2018	50.96	2.44	(0.92)		1.52	(2.39)	—		(2.39)	50.09
September 14, 2016 (g) through February 28, 2017	50.00	1.14	0.96		2.10	(1.14)	—	(j)	(1.14)	50.96

JPMorgan Global Bond Opportunities ETF
Year Ended February 28, 2019	50.54	1.94	(0.97)		0.97	(2.56)	(0.20)		(2.76)	48.75
April 5, 2017 (g) through February 28, 2018	50.00	1.83	0.05	(k)	1.88	(1.34)	—		(1.34)	50.54

JPMorgan Municipal ETF
October 29, 2018 (g) through February 28, 2019	50.00	0.46	1.90		2.36	(0.44)	—		(0.44)	51.92

JPMorgan U.S. Aggregate Bond ETF
December 12, 2018 (g) through February 28, 2019	25.00	0.18	0.29		0.47	(0.15)	—		(0.15)	25.32

JPMorgan Ultra-Short Income ETF
Year Ended February 28, 2019	50.01	1.37	(0.04	)(k)	1.33	(1.14)	—		(1.14)	50.20
May 17, 2017 (g) through February 28, 2018	50.00	0.70	(0.08)		0.62	(0.61)	—		(0.61)	50.01

JPMorgan Ultra-Short Municipal Income ETF
October 16, 2018 (g) through February 28, 2019	50.00	0.35	0.23		0.58	(0.32)	—		(0.32)	50.26

JPMorgan USD Emerging Markets Sovereign Bond ETF
Year Ended February 28, 2019	48.83	2.31	(1.30)		1.01	(2.32)	—		(2.32)	47.52
January 29, 2018 (g) through February 28, 2018	50.00	0.19	(1.21)		(1.02)	(0.15)	—		(0.15)	48.83

(a)	Annualized for periods less than one year, unless otherwise indicated.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business for the Core Plus Bond ETF, Disciplined High Yield ETF, Global Bond Opportunities ETF, Municipal ETF, Ultra-Short Municipal Income ETF and Ultra-Short Income ETF on the Cboe BZX Exchange, Inc. and on the NYSE Arca, Inc. for the Corporate Bond Research Enhanced ETF, U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF.

(f)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)	Commencement of operations.

(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

(i)	Amount rounds to less than 0.5%.

(j)	Amount rounds to less than $0.005.

(k)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Ratios/Supplemental data
					Ratios to average net assets (a)
Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$50.48	0.97%	1.21	%(f)	$25,178,102	0.38	%(h)	2.96%	5.38	%(h)	—	%(i)

51.30	3.26	3.48	(f)	25,595,493	0.14	(h)	3.98	2.13	(h)	12

49.82	4.66	4.00		154,570,385	0.40		5.01	0.57		23
50.36	3.00	3.12		105,191,308	0.40		4.78	0.98		23
51.16	4.24	4.64	(f)	30,574,068	0.39	(h)	4.99	1.74	(h)	8

48.83	2.09	2.13		180,357,231	0.54		3.92	0.82		73
50.60	3.76	3.88	(f)	151,634,232	0.53	(h)	3.98	1.10	(h)	52

52.01	4.74	4.92	(f)	31,153,558	0.23	(h)	2.65	1.06	(h)	15

25.34	1.90	1.98	(f)	98,730,082	0.07	(h)	3.26	1.14	(h)	53

50.23	2.68	2.66		5,703,062,275	0.17		2.74	0.28		43
50.05	1.25	1.33	(f)	200,051,266	0.16	(h)	1.77	0.55	(h)	25

50.29	1.16	1.22	(f)	57,799,591	0.17	(h)	1.88	0.79	(h)	61

47.62	2.29	2.23		61,776,747	0.39		4.96	0.87		28
48.95	(2.03)	(1.79	)(f)	53,713,929	0.35	(h)	4.79	2.74	(h)	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
JPMorgan Core Plus Bond ETF	Diversified
JPMorgan Corporate Bond Research Enhanced ETF	Diversified
JPMorgan Disciplined High Yield ETF	Diversified
JPMorgan Global Bond Opportunities ETF	Diversified
JPMorgan Municipal ETF	Diversified
JPMorgan U.S. Aggregate Bond ETF	Diversified
JPMorgan Ultra-Short Income ETF	Diversified
JPMorgan Ultra-Short Municipal Income ETF	Diversified
JPMorgan USD Emerging Markets Sovereign Bond ETF	Diversified

JPMorgan Core Plus Bond ETF (the “Core Plus Bond ETF”) commenced operations on January 28, 2019. The investment objective of the Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

JPMorgan Corporate Bond Research Enhanced ETF (the “Corporate Bond Research Enhanced ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek to provide total return.

JPMorgan Disciplined High Yield ETF (the “Disciplined High Yield ETF”) commenced operations on September 14, 2016. The investment objective of the Fund is to seek to provide a high level of income with capital appreciation as a secondary objective.

JPMorgan Global Bond Opportunities ETF (the “Global Bond Opportunities ETF”) commenced operations on April 5, 2017. The investment objective of the Fund is to seek to provide total return.

JPMorgan Municipal ETF (the “Municipal ETF”) commenced operations on October 29, 2018. The investment objective of the Fund is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal income tax purposes.

JPMorgan U.S. Aggregate Bond ETF (the “U.S. Aggregate Bond ETF”) commenced operations on December 12, 2018. The investment objective of the Fund is to seek long-term total return.

JPMorgan Ultra-Short Income ETF (the “Ultra-Short Income ETF”) commenced operations on May 17, 2017. The investment objective of the Fund is to seek to provide current income while seeking to maintain a low volatility of principal.

JPMorgan Ultra-Short Municipal Income ETF (the “Ultra-Short Municipal Income ETF”) commenced operations on October 16, 2018. The investment objective of the Fund is to seek to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

JPMorgan USD Emerging Markets Sovereign Bond ETF (the “USD Emerging Markets Sovereign Bond ETF”) commenced operations on January 29, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the JPMorgan Emerging Markets Risk-Aware Bond Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Shares of Core Plus Bond ETF, Disciplined High Yield ETF, Global Bond Opportunities ETF, Municipal ETF, Ultra-Short Municipal Income ETF and Ultra-Short Income ETF are listed and traded on the Cboe BZX Exchange, Inc. Shares of Corporate Bond Research Enhanced ETF, U.S. Aggregate Bond ETF and USD Emerging Markets Sovereign Bond ETF are listed and traded on the NYSE Arca, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem their shares on a continuous basis, through JPMorgan Distribution

156	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, referred to as “Creation Units” as shown in the table below:

Shares per Creation Unit
Core Plus Bond ETF	100,000
Corporate Bond Research Enhanced ETF	25,000
Disciplined High Yield ETF	100,000
Global Bond Opportunities ETF	100,000
Municipal ETF	50,000
U.S. Aggregate Bond ETF	50,000
Ultra-Short Income ETF	50,000
Ultra-Short Municipal Income ETF	50,000
USD Emerging Markets Sovereign Bond ETF	100,000

The Funds may elect creations and redemptions in cash or partially in cash. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Funds (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Global Bond Opportunities ETF at February 28, 2019.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Core Plus Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$4,041,236	$—	$4,041,236
Collateralized Mortgage Obligations	—	2,012,370	—	2,012,370
Commercial Mortgage-Backed
Securities	—	665,045	—	665,045
Convertible Bonds	—	4,295	—	4,295
Corporate Bonds	—	7,194,322	—	7,194,322
Mortgage-Backed Securities	—	5,086,046		5,086,046
U.S. Treasury Obligations	—	4,149,284	—	4,149,284
Short-Term Investments
Investment Companies	6,071,775	—	—	6,071,775

Total Investments in Securities	$6,071,775	$23,152,598	$—	$29,224,373

Depreciation in Other Financial Instruments
Futures Contracts	$(3,184)	$—	$—	$(3,184)

Corporate Bond Research Enhanced ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds	$—	$24,760,226	$—	$24,760,226
U.S. Treasury Obligations	—	538,102	—	538,102
Short-Term Investments
Investment Companies	307,539	—	—	307,539

Total Investments in Securities	$307,539	$25,298,328	$—	$25,605,867

Appreciation in Other Financial Instruments
Futures Contracts	$1,169	$—	$—	$1,169

Depreciation in Other Financial Instruments
Futures Contracts	$(1,538)	$—	$—	$(1,538)

158	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Disciplined High Yield ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Corporate Bonds
Wireless Telecommunication Services	$—	$6,236,456	$—	(a)	$6,236,456
Other Corporate Bonds	—	144,606,654	—		144,606,654

Total Corporate Bonds	—	150,843,110	—	(a)	150,843,110

Short-Term Investments
Investment Companies	2,621,250	—	—		2,621,250
Investment of Cash Collateral from Securities Loaned	4,202,920	—	—		4,202,920

Total Investments in Securities	$6,824,170	$150,843,110	$—	(a)	$157,667,280

Global Bond Opportunities ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$755,210	$425,781		$1,180,991
United States	—	9,273,632	4,653,873		13,927,505

Total Asset-Backed Securities	—	10,028,842	5,079,654		15,108,496

Collateralized Mortgage Obligations	—	5,758,091	—		5,758,091
Commercial Mortgage-Backed Securities	—	7,469,628	2,809,277		10,278,905
Corporate Bonds
United States	—	45,499,993	—	(a)	45,499,993
Other Corporate Bonds	—	48,209,153	—		48,209,153

Total Corporate Bonds	—	93,709,146	—	(a)	93,709,146

Mortgage-Backed Securities	—	7,002,630	—		7,002,630
Foreign Government Securities	—	34,364,976	—		34,364,976
U.S. Treasury Obligations	—	2,084,904	—		2,084,904
Warrants	—	858	—		858
Short-Term Investments
Foreign Government Treasury Bills	—	1,813,634	—		1,813,634
Investment Companies	10,805,532	—	—		10,805,532

Total Short-Term Investments	10,805,532	1,813,634	—		12,619,166

Total Investments in Securities	$10,805,532	$162,232,709	$7,888,931		$180,927,172

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$879,761	$—		$879,761
Futures Contracts	47,295	—	—		47,295

Total Appreciation in Other Financial Instruments	$47,295	$879,761	$—		$927,056

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$—	$(288,757)	$—		$(288,757)
Futures Contracts	(301,086)	—	—		(301,086)

Total Depreciation in Other Financial Instruments	$(301,086)	$(288,757)	$—		$(589,843)

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Municipal ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$ 1,050,773	$ 30,454,466	$—	$31,505,239

U.S. Aggregate Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$ —	$ 506,584	$—	$ 506,584
Commercial Mortgage-Backed
Securities	—	1,896,748	—	1,896,748
Corporate Bonds	—	25,080,460	—	25,080,460
Foreign Government Securities	—	1,963,451	—	1,963,451
Mortgage-Backed Securities	—	27,732,171	—	27,732,171
Municipal Bonds	—	605,436	—	605,436
Supranational	—	1,419,691	—	1,419,691
U.S. Government Agency Securities	—	1,113,093	—	1,113,093
U.S. Treasury Obligations	—	38,186,306	—	38,186,306
Short-Term Investments
Investment Companies	337,456	—	—	337,456

Total Investments in Securities	$ 337,456	$ 98,503,940	$—	$ 98,841,396

Ultra-Short Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$597,846,308	$14,773,438	$612,619,746
Certificates of Deposit	—	113,834,768	—	113,834,768
Commercial Mortgage-Backed
Securities	—	23,586,243	—	23,586,243
Corporate Bonds	—	4,031,900,751	—	4,031,900,751
Foreign Government Securities	—	1,950,450	—	1,950,450
U.S. Treasury Obligations	—	95,777,007	—	95,777,007
Short-Term Investments
Certificates of Deposit	—	158,867,462	—	158,867,462
Commercial Paper	—	499,758,607	—	499,758,607
Investment Companies	150,351,796	—	—	150,351,796
Repurchase Agreements	—	41,000,000	—	41,000,000

Total Short-Term Investments	150,351,796	699,626,069	—	849,977,865

Total Investments in Securities	$150,351,796	$5,564,521,596	$14,773,438	$5,729,646,830

Ultra-Short Municipal Income ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$ 146,947	$ 58,774,370	$—	$ 58,921,317

160	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

USD Emerging Markets Sovereign Bond ETF

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds	$—	$8,255,663	$—	$8,255,663
Foreign Government Securities	—	52,540,064	—	52,540,064
Short-Term Investments
Investment Companies	353,654	—	—	353,654

Total Investments in Securities	$353,654	$60,795,727	$—	$61,149,381

(a)	Value is zero.
(b)

Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the year ended February 28, 2019 for Global Bond Opportunities ETF.

There were no significant transfers between level 2 and level 3 during the year ended February 28, 2019 for Ultra-Short Income ETF.

There were no transfers into and out of level 3 for the period ended February 28, 2019 for Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, Disciplined High Yield ETF, Municipal ETF, U.S. Aggregate Bond ETF, Ultra-Short Municipal Income ETF and USD Emerging Markets Sovereign Bond ETF.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

Global Bond Opportunities ETF	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2019
Investments in Securities:
Asset-Backed Securities — Cayman Islands	$95,564	$—	$(1,599)	$(15)	$350,000		$(18,169)	$—	$—	$425,781
Asset-Backed Securities — United States	2,264,474	(228)	92,149	(1,275)	2,371,260		(1,177,968)	1,105,461	—	4,653,873
Commercial Mortgage-Backed Securities — United States	2,953,242	44,768	23,926	2,352	1,150,269		(1,115,685)	120,667	(370,262)	2,809,277
Corporate Bonds — United States	—	—	—	—	—(a	)	—	—	—	—(a	)

	$5,313,280	$44,540	$114,476	$1,062	$3,871,529		$(2,311,822)	$1,226,128	$(370,262)	$7,888,931

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2019, which were valued using significant unobservable inputs (level 3) amounted to $55,960. This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations.

Global Bond Opportunities ETF

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,731,177	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (17.47%)
			Constant Default Rate	0.00% - 2.96% (0.51%)
			Yield (Discount Rate of Cash Flows)	3.17% - 6.08% (4.73%)

Asset-Backed Securities	4,731,177

	2,599,541	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.15% - 49.70% (6.38%)

Commercial Mortgage-Backed Securities	2,599,541

Total	$7,330,718

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At February 28, 2019, the value of these securities was $558,213. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Plus Bond ETF, Global Bond Opportunities ETF, Municipal ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Core Plus Bond ETF, Global Bond Opportunities ETF, Municipal ETF, U.S. Aggregate Bond ETF, Ultra-Short Income ETF and Ultra-Short Municipal Income ETF had delayed delivery securities outstanding as of February 28, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities (“SAL”). The values of these securities held at February 28, 2019 are detailed on the SOIs.

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM, an indirect, wholly-owned subsidiary of JPMorgan. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

E. Derivatives — The Funds used derivative instruments including futures and forward foreign currency exchange contracts, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the SAL.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes (1) — (2) below describe the various derivatives used by the Funds.

162	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

(1). Futures Contracts — The Core Bond Plus ETF, Corporate Bond Research Enhanced ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the SAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Global Bond Opportunities ETF may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of February 28, 2019, by their primary underlying risk exposure and respective location on the SAL:

Core Plus Bond ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(3,184)

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Corporate Bond Research Enhanced ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$1,169

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	$(1,538)

Global Bond Opportunities ETF
Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	$47,295	$—	$47,295
Foreign exchange contracts	Receivables	—	879,761	879,761

Total		$47,295	$879,761	$927,056

Gross Liabilities:
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(301,086)	—	(301,086)
Foreign exchange contracts	Payables	—	(288,757)	(288,757)

Total		$(301,086)	$(288,757)	$(589,843)

(a)	This amount reflects the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of February 28, 2019.

Global Bond Opportunities ETF

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (not less than zero)
Barclays Bank plc	$213,108	$—	$—	$213,108
Citibank, NA	75,099	(75,099)	—	–
Goldman Sachs International	364,725	(50,427)	—	314,298
Morgan Stanley	1,184	(178)	—	1,006
Royal Bank of Canada	286	—	—	286
State Street Corp.	17,538	(10,606)	—	6,932
TD Bank Financial Group	34,297	—	—	34,297
BNP Paribas	85,001	(32,379)	—	52,622
HSBC Bank, NA	66,634	(59,322)	—	7,312
Merrill Lynch International	20,227	(20,227)	—	–
Australia & New Zealand Banking Group Ltd.	1,662	(550)	—	1,112

Total	$879,761	$(248,788)	$—	$630,973

164	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due from Counterparty (not less than zero)
Citibank, NA	$111,056	$(75,099)	$—	$35,957
Goldman Sachs International	50,427	(50,427)	—	—
Morgan Stanley	178	(178)	—	—
National Australia Bank Ltd.	972	—	—	972
State Street Corp.	10,606	(10,606)	—	—
BNP Paribas	32,379	(32,379)	—	—
HSBC Bank, NA	59,322	(59,322)	—	—
Merrill Lynch International	23,267	(20,227)	—	3,040
Australia & New Zealand Banking Group Ltd.	550	(550)	—	—

Total	$288,757	$(248,788)	$—	$39,969

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the SAL.

The following tables present the effect of derivatives on the SOP for the period ended February 28, 2019, by primary underlying risk exposure:

Core Plus Bond ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$7,689

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,184)

Corporate Bond Research Enhanced ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,767)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(369)

Global Bond Opportunities ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(116,451)	$—	$(116,451)
Foreign exchange contracts	—	4,459,893	4,459,893

Total	$(116,451)	$4,459,893	$4,343,442

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(608,346)	$—	$(608,346)
Foreign exchange contracts	–	216,665	216,665

Total	$(608,346)	$216,665	$(391,681)

Ultra-Short Income ETF
Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$7,667

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(136)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the period ended February 28, 2019. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond ETF		Corporate Bond Research Enhanced ETF		Global Bond Opportunities ETF	Ultra-Short Income ETF
Futures Contracts — Interest Rate:
Average Notional Balance Long	$3,456,414	(a)	$738,763	(b)	$19,344,184	$—
Average Notional Balance Short	—		820,477	(b)	103,186,488	2,124,688	(c)
Ending Notional Balance Long	3,236,828		568,875		29,704,485	—
Ending Notional Balance Short	—		617,258		96,988,264	—

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	—		—		36,955,548	—
Average Settlement Value Sold	—		—		88,801,068	—
Ending Settlement Value Purchased	—		—		75,587,934	—
Ending Settlement Value Sold	—		—		126,037,840	—

(a)	For the period January 28, 2019 through February 28, 2019.
(b)	For the period December 12, 2018 through February 28, 2019.
(c)	For the period from March 1, 2018 to March 31, 2018.

The Funds’ derivatives contracts held at February 28, 2019 are not accounted for as hedging instruments under GAAP.

F. Securities Lending — Effective October 5, 2018, Disciplined High Yield ETF, Ultra-Short Income ETF and USD Emerging Markets Sovereign Bond ETF and effective December 12, 2018, Corporate Bond Research Enhanced ETF, Municipal ETF, Ultra-Short Municipal Income ETF and U.S. Aggregate Bond ETF and effective January 28, 2019, Core Plus Bond ETF became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

166	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities, subject to certain de minimis amounts).

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of Collateral Investments are disclosed on the SOIs. As of February 28, 2019, the value of outstanding securities on loan and the value of Collateral investments were as follows:

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Disciplined High Yield ETF	$4,045,947	$4,202,920	$4,202,920

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of February 28, 2019.

	Investment Securities on Loan, at Value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Disciplined High Yield ETF	$4,045,947	$(4,045,947)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows:

Disciplined High Yield ETF	$790
Ultra-Short Income ETF	75
USD Emerging Markets Sovereign Bond ETF	37

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the SOP as Income from securities lending (net).

Core Plus Bond ETF, Corporate Bond Research Enhanced ETF, Municipal ETF, Ultra-Short Municipal Income ETF and U.S. Aggregate Bond ETF did not lend out any securities during the period ended February 28, 2019.

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Core Plus Bond ETF

For the period ended February 28, 2019
Security Description	Value at January 28, 2019 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	$—	$21,795,522	$15,723,747	$—	$—	$6,071,775	6,071,775	$16,006		$—

Corporate Bond Research Enhanced ETF

For the period ended February 28, 2019
Security Description	Value at December 12 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	$—	$1,212,597	$905,058	$—	$—	$307,539	307,539	$946		$—

Disciplined High Yield ETF

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (b) (c)	$—	$13,966,450	$9,763,530	$—	$—	$4,202,920	4,202,920	$20,041	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	2,316,266	62,530,571	62,225,587	—	—	2,621,250	2,621,250	40,211		—

Total	$2,316,266	$76,497,021	$71,989,117	$—	$—	$6,824,170		$60,252		$—

Global Bond Opportunities ETF

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	$—	$105,592,340	$94,786,808	$—	$—	$10,805,532	10,805,532	$177,373		$—

168	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Municipal ETF

For the period ended February 28, 2019
Security Description	Value at October 29, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (b) (c)	$—	$32,751,381	$31,700,581	$(27)	$—	$1,050,773	1,050,773	$4,574		$—

U.S. Aggregate Bond ETF

For the period ended February 28, 2019
Security Description	Value at December 12, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	$—	$13,396,079	$13,058,623	$—	$—	$337,456	337,456	$2,838		$—

Ultra-Short Income ETF

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$11,390,590	$11,390,590	$—	$—	$—	—	$1,913	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	18,312,370	2,983,604,497	2,851,565,071	—	—	150,351,796	150,351,796	1,994,653		—

Total	$18,312,370	$2,994,995,087	$2,862,955,661	$—	$—	$150,351,796		$1,996,566		$—

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Ultra-Short Municipal Income ETF

For the period ended February 28, 2019
Security Description	Value at October 16, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.57% (b) (c)	$—	$51,732,866	$51,585,932	$13	$—	$146,947	146,947	$7,915		$—

USD Emerging Markets Sovereign Bond ETF

For the year ended February 28, 2019
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (b)	$—	$973,939	$973,939	$—	$—	$—	—	$1,015	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c)	2,764,325	8,257,080	10,667,751	—	—	353,654	353,654	6,776		—

Total	$2,764,325	$9,231,019	$11,641,690	$—	$—	$353,654		$7,791		$—

(a)	Commencement of operations.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2019.
*	Amount is included on the SOP as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/ depreciation on foreign currency translations on the SOP.

I. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Funds are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Total offering costs incurred were as follows:

Core Plus Bond ETF (a)	$10,733
Corporate Bond Research Enhanced ETF (b)	15,401
Municipal ETF (c)	16,242
U.S. Aggregate Bond ETF (d)	22,802
Ultra-Short Municipal Income ETF (e)	18,516
USD Emerging Markets Sovereign Bond ETF	45,252

(a)	Commencement of operations was January 28, 2019.

170	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

(b)	Commencement of operations was December 12, 2018.
(c)	Commencement of operations was October 29, 2018.
(d)	Commencement of operations was December 12, 2018.
(e)	Commencement of operations was October 16, 2018.

Costs paid in connection with the organization of the Funds, if any, were recorded as an expense at the time the Funds commenced operations and are included as part of Professional fees on the SOP. For the period ended February 28, 2019, total offering costs amortized were:

Core Plus Bond ETF	$912
Corporate Bond Research Enhanced ETF	3,181
Global Bond Opportunities ETF	7,950
Municipal ETF	5,295
U.S. Aggregate Bond ETF	4,685
Ultra-Short Income ETF	5,910
Ultra-Short Municipal Income ETF	6,747
USD Emerging Markets Sovereign Bond ETF	43,915

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

K. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined High Yield ETF	$(15,448)	$—	$15,448
Global Bond Opportunities ETF	(435)	3,449,936	(3,449,501)
Ultra-Short Income ETF	(121)	9,570	(9,449)

The reclassifications for the Funds relate primarily to investments in contingent payment debt instruments, redemptions-in-kind and foreign currency gains or losses.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Plus Bond ETF	0.30%
Corporate Bond Research Enhanced ETF	0.14
Disciplined High Yield ETF	0.30
Global Bond Opportunities ETF	0.55
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.15
Ultra-Short Municipal Income ETF	0.15
USD Emerging Markets Sovereign Bond ETF	0.32

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of each Fund’s respective average daily net assets. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.085% each Fund’s respective average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Funds. The amounts paid directly to JPMCB by the Funds for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Funds paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

For the period ended February 28, 2019, the amount of transaction fees paid by the Authorized Participants that were used to reimburse custodian fees were as follows:

Core Plus Bond ETF	$100
Corporate Bond Research Enhanced ETF	300
Disciplined High Yield ETF	2,200
Global Bond Opportunities ETF	6,600
Municipal ETF	600
U.S. Aggregate Bond ETF	700
Ultra-Short Income ETF	16,650
Ultra-Short Municipal Income ETF	2,000
USD Emerging Markets Sovereign Bond ETF	400

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to

172	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

litigation and potential litigation, and extraordinary expenses), exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Expense Cap
Core Plus Bond ETF	0.40%
Corporate Bond Research Enhanced ETF	0.14
Disciplined High Yield ETF	0.40
Global Bond Opportunities ETF	0.55
Municipal ETF	0.24
U.S. Aggregate Bond ETF	0.07
Ultra-Short Income ETF	0.18
Ultra-Short Municipal Income ETF	0.18
USD Emerging Markets Sovereign Bond ETF	0.39

The expense limitation agreements were in effect for the period ended February 28, 2019 and are in place until at least June 30, 2021 for Disciplined High Yield ETF, Global Bond Opportunities ETF, USD Emerging Markets Sovereign Bond ETF and Ultra-Short Income ETF, until at least October 31, 2021 for Municipal ETF and Ultra-Short Municipal Income ETF, until at least December 31, 2021 for Corporate Bond Research Enhanced ETF and U.S. Aggregate Bond ETF, and until at least January 31, 2022 for Core Plus Bond ETF.

For the period ended February 28, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
Core Plus Bond ETF	$6,268	$1,607	$7,875	$103,377
Corporate Bond Research Enhanced ETF	7,562	4,197	11,759	100,058
Disciplined High Yield ETF	140,004	93,336	233,340	–
Global Bond Opportunities ETF	309,614	142,341	451,955	–
Municipal ETF	22,002	7,442	29,444	50,543
U.S. Aggregate Bond ETF	7,180	7,885	15,065	101,167
Ultra-Short Income ETF	1,437,027	958,017	2,395,044	–
Ultra-Short Municipal Income ETF	20,318	11,077	31,395	56,962
USD Emerging Markets Sovereign Bond ETF	167,787	44,023	211,810	41,768

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers resulting from investments in these money market funds for the period ended February 28, 2019 were as follows:

Core Plus Bond ETF	$160
Corporate Bond Research Enhanced ETF	28
Disciplined High Yield ETF	4,357
Global Bond Opportunities ETF	18,594
Municipal ETF	369
U.S. Aggregate Bond ETF	57
Ultra-Short Income ETF	195,457
Ultra-Short Municipal Income ETF	594
USD Emerging Markets Sovereign Bond ETF	1,476

E. Distribution Services — The Distributor or its agent distributes Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of each Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

During the period ended February 28, 2019, the Disciplined High Yield ETF, Global Bond Opportunities ETF and Ultra-Short Income ETF purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the period ended February 28, 2019, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Plus Bond ETF	$18,970,315	$73,969	$4,145,686	—
Corporate Bond Research Enhanced ETF	26,814,757	2,630,451	911,360	$373,113
Disciplined High Yield ETF	85,191,191	30,962,376	—	—
Global Bond Opportunities ETF	142,553,200	116,357,557	2,129,830	83,946
Municipal ETF	33,529,253	4,120,544	—	—
U.S. Aggregate Bond ETF	64,883,258	4,679,629	57,455,780	19,260,823
Ultra-Short Income ETF	4,594,455,982	684,798,290	74,934,196	—
Ultra-Short Municipal Income ETF	57,724,200	16,170,000	—	—
USD Emerging Markets Sovereign Bond ETF	24,250,637	14,576,446	—	—

For the period ended February 28, 2019, in-kind transactions associated with creations and redemptions (excluding short-term investments) were as follows:

	In-Kind Creations	In-Kind Redemptions
Disciplined High Yield ETF	$7,800,220	$11,850,666

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Plus Bond ETF	$29,125,122	$114,341	$18,274	$96,067
Corporate Bond Research Enhanced ETF	25,096,108	529,864	20,474	509,390
Disciplined High Yield ETF	159,087,186	1,058,888	2,478,794	(1,419,906)
Global Bond Opportunities ETF	183,838,739	2,259,297	4,833,651	(2,574,354)
Municipal ETF	30,595,446	910,280	487	909,793
U.S. Aggregate Bond ETF	98,723,759	306,951	189,314	117,637
Ultra-Short Income ETF	5,727,046,424	5,448,747	2,848,341	2,600,406
Ultra-Short Municipal Income ETF	58,786,484	135,328	495	134,833
USD Emerging Markets Sovereign Bond ETF	62,869,460	352,964	2,073,043	(1,720,079)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of futures contracts and mark to market of forward foreign currency contracts.

174	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

The tax character of distributions paid during the period ended February 28, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Core Plus Bond ETF	$63,565	$—	$—	$63,565
Corporate Bond Research Enhanced ETF	218,355	—	—	218,355
Disciplined High Yield ETF	7,004,942	—	—	7,004,942
Global Bond Opportunities ETF	9,465,447	518,430	—	9,983,877
Municipal ETF	4,314	—	244,491	248,805
U.S. Aggregate Bond ETF	336,622	—	—	336,622
Ultra-Short Income ETF	68,091,573	2,323	—	68,093,896
Ultra-Short Municipal Income ETF	7,575	—	255,464	263,039
USD Emerging Markets Sovereign Bond ETF	2,651,785	—	—	2,651,785

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the period ended February 28, 2018 was as follows:

	Ordinary Income*	Total Distributions Paid
Disciplined High Yield ETF	$2,305,921	$2,305,921
Global Bond Opportunities ETF	3,275,400	3,275,400
Ultra-Short Income ETF	975,348	975,348
USD Emerging Markets Sovereign Bond ETF	168,487	168,487

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Total Exempt Income	Unrealized Appreciation (Depreciation)
Core Plus Bond ETF	$67,896	$2,703	$—	$96,067
Corporate Bond Research Enhanced ETF	120,633	—	—	509,390
Disciplined High Yield ETF	657,342	(356,495)	—	(1,419,906)
Global Bond Opportunities ETF	620,836	(1,599,974)	—	(3,085,489)
Municipal ETF	99,241	—	69,335	909,793
U.S. Aggregate Bond ETF	256,487	—	—	117,637
Ultra-Short Income ETF	13,385,590	—	—	2,600,406
Ultra-Short Municipal Income ETF	185	—	88,974	134,833
USD Emerging Markets Sovereign Bond ETF	257,862	(662,337)	—	(1,720,079)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, late year ordinary deferrals, mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals, post-October capital loss deferrals and distributions payable.

As of February 28, 2019, the following Funds had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Disciplined High Yield ETF	$278,732	$77,763
Global Bond Opportunities ETF	1,184,197	415,777
USD Emerging Markets Sovereign Bond ETF	662,337	—

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2019 (continued)

Net capital losses and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the Funds deferred to March 1, 2019 the following net capital losses and specified ordinary losses of:

	Net Capital Losses		Specified Ordinary Losses
	Short-Term	Long-Term
Disciplined High Yield ETF	$361,803	$188,246	$—
Global Bond Opportunities ETF	931,655	1,099,030	566,558
Ultra-Short Income ETF	—	19,191	—
USD Emerging Markets Sovereign Bond ETF	123,967	3,736	—

6. Capital Share Transactions

The Trust issues and redeems shares of the Funds only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Funds may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

Creation Units of a Fund may be created in advance of receipt by the Trust of all or a portion of the applicable basket of equity securities and other instruments (“Deposit Instruments”) and cash as described in the Funds’ registration statement. In these instances, the initial Deposit Instruments and cash must be deposited in an amount equal to the sum of the cash amount, plus at least 105%, for Disciplined High Yield ETF, Global Bond Opportunities ETF, USD Emerging Markets Sovereign Bond ETF, Ultra-Short Income ETF, Corporate Bond Research Enhanced ETF and U.S. Aggregate Bond ETF, of the market value of undelivered Deposit Instruments. A transaction fee may be imposed to offset transfer and other transaction costs associated with the purchase or redemption of Creation Units.

Authorized Participants transacting in Creation Units for cash may also pay a variable fee to compensate the relevant fund for market impact expenses relating to investing in portfolio securities. Such variable fees, if any, are included in “Proceeds from shares issued” in the Statements of Changes in Net Assets.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2019, the Adviser owns shares representing more than 10% of net assets of the following Funds:

% of Ownership
Core Plus Bond ETF	98%
Corporate Bond Research Enhanced ETF	99
Global Bond Opportunities ETF	53
Municipal ETF	83
U.S. Aggregate Bond ETF	25
Ultra-Short Municipal Income ETF	43
USD Emerging Markets Sovereign Bond ETF	77

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Core Plus Bond ETF, Global Bond Opportunities ETF, U.S. Aggregate Bond ETF and Ultra-Short Income ETF are subject to risks associated with securities with contractual cash flows including asset backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Disciplined High Yield ETF invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Global Bond Opportunities ETF’s and USD Emerging Markets Sovereign Bond ETF’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such

176	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Global Bond Opportunities ETF and Ultra-Short Income ETF are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

USD Emerging Markets Sovereign Bond ETF may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

8. New Accounting Pronouncements

In March 2017, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has evaluated the implications of these changes and the amendments will have no effect on the Funds’ net assets or results of operations.

In August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	177

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF, JPMorgan Ultra-Short Income ETF, JPMorgan Ultra-Short Municipal Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (nine of the funds constituting J.P Morgan Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of February 28, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Core Plus Bond ETF	Statement of operations and statement of changes in net assets for the period January 28, 2019 (commencement of operations) through February 28, 2019
JPMorgan Corporate Bond Research Enhanced ETF JPMorgan U.S. Aggregate Bond ETF	Statement of operations and statement of changes in net assets for the period December 12, 2018 (commencement of operations) through February 28, 2019
JPMorgan Disciplined High Yield ETF	Statement of operations for the year ended February 28, 2019 and statement of changes in net assets for the years ended February 28, 2019 and February 28, 2018
JPMorgan Global Bond Opportunities ETF	Statement of operations for the year ended February 28, 2019, and statement of changes in net assets for the year ended February 28, 2019 and the period April 5, 2017 (commencement of operations) through February 28, 2018
JPMorgan Municipal ETF	Statement of operations and statement of changes in net assets for the period October 29, 2018 (commencement of operations) through February 28, 2019
JPMorgan Ultra-Short Income ETF	Statement of operations for the year ended February 28, 2019, and statement of changes in net assets for the year ended February 28, 2019 and the period May 17, 2017 (commencement of operations) through February 28, 2018
JPMorgan Ultra-Short Municipal Income ETF	Statement of operations and statement of changes in net assets for the period October 16, 2018 (commencement of operations) through February 28, 2019
JPMorgan USD Emerging Markets Sovereign Bond ETF	Statement of operations for the year ended February 28, 2019, and statement of changes in net assets for the year ended February 28, 2019 and the period January 29, 2018 (commencement of operations) through February 28, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

178	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 25, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	179

TRUSTEES

(Unaudited)

The Funds’ Statements of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017); Senior Vice President–Fund Administration, State Street Corporation (2002–2010).	36	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	36	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	36

SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund

III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014 to 2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present)

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	36	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018) and Member of the Risk Management Committee (2017-2018), PennyMac Financial Services, Inc.	36

Trustee, NYC School Construction

Authority (2009-present); Board

Member, NYS Job Development

Authority (2008-present); Trustee

(2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.

Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	36	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty two series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

180	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Ogden Hammond (1975), Interim President and Principal Executive Officer (2019)	Managing Director and Global Head of Beta (Passive) Product and Business Development for J.P. Morgan Asset Management. Previously, Executive Director and Global Head of Beta Product and Business Development (2017-2018), Executive Director and Head of Beta Strategy and Business Development (2016-2017) and Executive Director and Head of ETF Solutions Strategy & Business Development (2014-2016) for J.P. Morgan Investment Management Inc., Executive Director, Strategy and Business Development (2013-2014) for J.P. Morgan Asset Management.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management from 2000 to 2013.

Brian S. Shlissel (1964), Vice President (2016)

Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.

Pamela L. Woodley (1971), Assistant Secretary (2014)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is 50 Rowes Wharf, Floor 3, Boston, MA 02110.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	181

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period, September 1, 2018 and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested. The examples do not take into account brokerage commissions that you pay when purchasing or selling shares of a Fund.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio	Expenses Paid During the Period
JPMorgan Core Plus Bond ETF
Actual (1)	$1,000.00	$1,009.70	0.38%	$0.33
Hypothetical (2)	1,000.00	1,022.91	0.38	1.91

JPMorgan Corporate Bond Research Enhanced ETF
Actual (3)	1,000.00	1,032.60	0.14	0.31
Hypothetical (2)	1,000.00	1,024.10	0.14	0.70

JPMorgan Disciplined High Yield ETF
Actual (2)	1,000.00	1,027.50	0.40	2.01
Hypothetical (2)	1,000.00	1,022.81	0.40	2.01

JPMorgan Global Bond Opportunities ETF
Actual (2)	1,000.00	1,026.00	0.54	2.71
Hypothetical (2)	1,000.00	1,022.12	0.54	2.71

JPMorgan Municipal ETF
Actual (4)	1,000.00	1,047.40	0.23	0.79
Hypothetical (2)	1,000.00	1,023.65	0.23	1.15

JPMorgan U.S. Aggregate Bond ETF
Actual (3)	1,000.00	1,019.00	0.07	0.15
Hypothetical (2)	1,000.00	1,024.45	0.07	0.35

JPMorgan Ultra-Short Income ETF
Actual (2)	1,000.00	1,013.80	0.17	0.85
Hypothetical (2)	1,000.00	1,023.95	0.17	0.85

JPMorgan Ultra-Short Municipal Income ETF
Actual (5)	1,000.00	1,011.60	0.17	0.64
Hypothetical (2)	1,000.00	1,023.95	0.17	0.85

JPMorgan USD Emerging Markets Sovereign Bond ETF
Actual (2)	1,000.00	1,064.30	0.39	2.00
Hypothetical (2)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the one-half year period). Commencement of operations was January 28, 2019.

182	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

(2)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(3)

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 79/365 (to reflect the one-half year period). Commencement of operations was December 12, 2018.

(4)

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the one-half year period). Commencement of operations was October 29, 2018.

(5)

Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 136/365 (to reflect the one-half year period). Commencement of operations was October 16, 2018.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	183

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long Term Capital Gain

Each Fund listed below distributed the following amount, or

maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2019:

Long-Term Capital Gain Distribution
Global Bond Opportunities ETF	$518,430
Ultra-Short Income ETF	2,323

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended February 28, 2019:

Exempt Distributions Paid
Ultra-Short Municipal Income ETF	$255,464
Municipal ETF	244,491

Qualified Interest Income (QII)

Each Fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income for the fiscal year ended February 28, 2019:

Qualified Interest Income
Core Plus Bond ETF	$60,080
Corporate Bond Research Enhanced ETF	188,155
Disciplined High Yield ETF	5,095,314
Global Bond Opportunities ETF	3,525,300
U.S. Aggregate Bond ETF	300,973
Ultra-Short Income ETF	31,913,998
USD Emerging Markets Sovereign Bond ETF	6,178

Each Fund listed below had the following percentage, or the

maximum allowable percentage, of income earned from direct

U.S. Treasury Obligations for the fiscal year ended February 28,

2019:

Income from U.S. Treasury Obligations
Corporate Bond Research Enhanced ETF	0.1%
U.S. Aggregate Bond ETF	31.9
Ultra-Short Income ETF	0.8

184	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF and JPMorgan Ultra-Short Municipal Income ETF

On September 18-19, 2018 and/or December 4, 2018, the Board of Trustees held in-person meetings and approved the initial investment advisory agreements (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) for the JPMorgan Core Plus Bond ETF, JPMorgan Corporate Bond Research Enhanced ETF, JPMorgan Municipal ETF, JPMorgan U.S. Aggregate Bond ETF and JPMorgan Ultra-Short Municipal Income ETF (the “Funds”). The Advisory Agreements were approved by a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates. In connection with the approval of the Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser and with counsel to the Trust and independent legal counsel to the Trustees and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. They also considered information they receive from the Adviser over the course of the year in connection with their oversight of other funds managed by the Adviser. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement. The Trustees considered information provided with respect to each Fund and the approval of each Advisory Agreement. Each Trustee attributed his or her own evaluation of the significance of the various factors, and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that initial approval of the Advisory Agreements was in the best interests of each Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the initial Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of each Advisory Agreement, as well as other relevant information furnished for the Trustees. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy for each Fund, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategy of the Funds, how they fit within the Trust’s other fund offerings, and how each will be positioned against peer funds, as identified by management. The Trustees also considered the services provided by the Adviser in its role as each Fund’s administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to each Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits expected to be received by the Adviser and its affiliates as a result of their relationship with the Funds. Additionally, the Trustees considered that any fall-out or ancillary benefits would be comparable to those related to the other funds in the complex.

The Trustees also considered the benefits the Adviser is expected to receive as the result of its role as each Fund’s administrator and JPMorgan Chase Bank, N.A.’s roles as custodian, fund accountant and transfer agent for each Fund.

Economies of Scale

The Trustees considered the extent to which each Fund will benefit from economies of scale. The Trustees noted that neither the proposed investment advisory fee schedule nor the proposed administration agreement for the Funds contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure for each Fund was reasonable in light of the fee waivers and expense limitations that the Adviser has in place, limiting the overall net expense ratio of each Fund to competitive levels. With respect to fees for administrative services, the Trustees also considered the fact that each Fund would benefit from the economies of scale present in the broader J.P. Morgan fund complex, as the Funds

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	185

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

were able to negotiate an administration fee at a level consistent with the lower effective rate currently paid by the J.P. Morgan mutual funds, which includes breakpoints. The Trustees also took into consideration management’s belief that because of such economies of scale, each Fund’s administration fee is lower than what it would have to pay if it was not part of the J.P. Morgan fund complex.

Investment Performance

The Trustees considered each Fund’s investment strategy and processes, the portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by each Fund to the Adviser and compared the combined rate to information prepared by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees also compared the advisory fees for certain of the Funds to fees charged to mutual funds with similar investment objectives or in similar asset classes managed by the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A., an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund. The Trustees also reviewed information about other projected expenses and the expense ratio for each Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for each Fund and considered the net advisory fee rate and total expense ratio after taking into account any projected waivers and/or reimbursements.

The Trustees noted that each Fund’s estimated net advisory fee and total expense ratio were in line with identified peer funds. The Trustees also noted that because the Funds were not yet operational, no profitability information was available. After considering the factors identified above, in light of the information, the Trustees concluded that each Fund’s advisory fee and total expense ratio were reasonable.

186	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Ultra-Short Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to their annual consideration of investment advisory agreements at each meeting. The Board also meets specifically to consider investment advisory agreement annual renewals. The Board of Trustees held a meeting in person December 4, 2018, at which the Trustees considered the continuation of investment advisory agreements (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) for JPMorgan Disciplined High Yield ETF, JPMorgan Global Bond Opportunities ETF, JPMorgan Ultra-Short Income ETF and JPMorgan USD Emerging Markets Sovereign Bond ETF (the “Funds”). In advance of the December 4, 2018 meeting, the Trustees met on November 8, 2018 to discuss certain information in connection with its consideration of the Advisory Agreements. At the December meeting, the Board reviewed and considered performance, expense and other information individually for each of the Funds. The Trustees, including a majority of the Trustees who are not “Interested Persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about each Fund received from the Adviser. This information included each Fund’s performance as compared to the performance of its benchmark and analyses by the Adviser of each Fund’s performance. In addition, in preparation for the December meeting, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge Investor Communications Solutions Inc. (“Broadridge”), an independent provider of investment company data, and met with representatives of Broadridge. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. The Trustees considered information provided with respect to the Funds over the course of the year, as well as the materials furnished specifically in connection with this annual renewal process. Each Trustee attributed his or her own evaluation of the significance of the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation received by the Adviser from each Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under its respective Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered each Fund’s investment strategy, and the infrastructure supporting the portfolio management teams. In addition, the Trustees considered information about the structure and distribution strategies of the Funds, how they fit within the Trust’s fund offerings, and how each Fund is positioned against peer funds, as identified by management. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator to the Funds.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to continue to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to requests for additional information, questions or concerns raised by them.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds. The Trustees reviewed and discussed this

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	187

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using allocation methodologies developed by the Adviser. The Trustees also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered the fees that the Adviser earned from the Funds for providing administrative services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to J.P. Morgan Chase Bank, N.A. (“JPMCB”), also an affiliate of the Adviser, for custody, transfer agency and other related services for each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationships with the Funds.

Economies of Scale

The Trustees considered the extent to which each Fund may benefit from economies of scale. The Trustees noted that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”), which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees noted that neither the investment advisory fee schedule nor the administration agreement for the Funds contain breakpoints, but that fees are competitive with their peer funds. They concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place which serve to limit the overall net expense ratio of each Fund to competitive levels. With respect to fees for administrative services, the Trustees also considered the fact that the Funds benefit from the economies of scale present in the broader J.P. Morgan fund complex, as the Funds were able to negotiate an administration fee at level consistent with the lower effective rate currently paid by the J.P. Morgan mutual funds, which includes breakpoints. The Trustees also took into consideration management’s belief that because of such economies of scale, the Funds’ administration fees are lower than what the Funds would have to pay if they were not part of the J.P. Morgan fund complex.

Fees Relative to Adviser’s Other Clients

The Trustees requested and received and considered information about the nature and extent of investment advisory services and fee rates offered to other investment companies advised by the Adviser in the same asset class as each Fund. The Trustees also noted the Adviser’s view that it does not manage other accounts with substantially similar investment strategies as that of the Funds other than JPMorgan Global Bond Opportunities ETF. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to such other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and relative performance information for Funds with at least one-year of performance history in a report prepared by Broadridge except for the JPMorgan USD Emerging Markets Sovereign Bond ETF for which performance information is compared against the Fund’s benchmark index. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one- and three-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Trustees also considered each Fund’s investment strategy and processes, portfolio management teams and competitive positioning against peer funds, as identified by Broadridge and/or management. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered each Fund’s performance information provided at regular Board meetings by the Adviser. After consideration, the Trustees determined that each Fund’s performance was consistent with its investment objective. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the JPMorgan Disciplined High Yield ETF’s performance was in the fifth quintile based upon both the Peer Group and Universe for the one-year period ended September 30, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Global Bond Opportunities ETF’s performance was in the fiftieth percentile based upon both the Peer Group and Universe for the one-year period

188	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

ended September 30, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the JPMorgan Ultra-Short Income ETF’s performance was in the first and second quintiles based upon the Peer Group and Universe for the one-year period ended September 30, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted the performance of the JPMorgan USD Emerging Markets Sovereign Bond ETF since its inception on January 29, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees reviewed a description of Broadridge’s methodology for selecting funds in the Peer Group and Universe. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the total expense ratio for each Fund. The Trustees considered the Fee Caps currently in place for each Fund and considered the net advisory fee rate after taking into account such Fee Caps. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios are summarized below:

The Trustees noted that the JPMorgan Disciplined High Yield ETF’s net advisory fee was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the JPMorgan Global Bond Opportunities ETF’s net advisory fee and actual total expenses were below the median of the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the JPMorgan Ultra-Short Income ETF’s net advisory fee was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the JPMorgan USD Emerging Markets Sovereign Bond ETF’s net advisory fee and actual total expenses were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	189

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-FIETF-219

Annual Report

J.P. Morgan Exchange-Traded Funds

February 28, 2019

JPMorgan BetaBuilders MSCI US REIT ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund’s electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan).

Alternatively, you may elect to receive paper copies of all future reports free of charge by contacting your financial intermediary. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Exchange-Traded Funds at (844) 457-6383 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Shares are bought and sold throughout the day on an exchange at market price (not at net asset value) through a brokerage account, and are not individually subscribed and redeemed from a Fund. Shares may only be subscribed and redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

PRESIDENT’S LETTER

APRIL 5, 2019

Dear Shareholder,

JPMorgan Exchange-Traded Funds experienced tremendous growth over the past twelve months. In 2018, we were named “The industry’s fastest-growing ETF manager,”1 having accumulated assets under management of $21.3 billion as of April 2, 2019, up from $2.9 billion at the end of 2017. This success was recently recognized at the sixth annual ETF.com awards,2 where J.P. Morgan Asset Management won four accolades, including “ETF Issuer of the Year” and “ETF of the Year” for our JPMorgan BetaBuilders® Japan ETF (BBJP). Building on the success of our BetaBuilders® suite and in line with our mission to provide accessible portfolio solutions, we launched two additional BetaBuilders® ETFs in March 2019, BetaBuilders® 1-5 Year U.S. Aggregate Bond ETF (BBSA) and BetaBuilders® U.S. Equity ETF (BBUS), bringing our roster to 32 strategies.

“We continue to believe real estate investment trusts provide investors with an attractive alternative for income, capital appreciation and portfolio diversification beyond traditional asset classes.”

During the twelve months ended February 28, 2019, U.S. equity markets continued to outperform both developed and emerging markets. Equity prices were generally supported by record corporate profits, low interest rates and the continued expansion of the U.S. economy. Notably, investors sold off equity and bonds in the fourth quarter of 2018 amid concerns about U.S.-China trade tensions, slowing global economic growth and a political impasse in Washington, D.C. that led to the partial shutdown of the federal government. While investor expectations of rising interest rates weighed down real estate sector equity during most of 2018, the sector rebounded in early 2019 after the U.S. Federal Reserve stated that it would take a “patient” approach toward future interest rate increases.

Our BetaBuilders® MSCI US REIT ETF returned 9.41% for the reporting period, tracking its underlying index, the MSCI US REIT Index. While REITs faced some headwinds last year due in part to rising interest rates, 2019 is off to a promising start. We continue to believe real estate investment trusts provide investors with an attractive alternative for generating income, capital appreciation and portfolio diversification beyond traditional asset classes.

We are proud to bring a range of investment solutions to help you navigate a changing financial market landscape. We are committed to building solutions that address your needs and help you build stronger portfolios. Thank you for your belief in our Firm and our process.

Sincerely,

Ogden H. Hammond

Interim President, J.P. Morgan Exchange-Traded Funds

J.P Morgan Asset Management

1-844-4JPM-ETF or jpmorgan.com/etfs for more information

[1]	“Ten Fastest (and Slowest) Growing ETF Providers” Ignites.com, Nov. 28, 2018.
[2]

ETF.com Award winners are selected by a majority vote of the ETF.com Awards Selection Committee, a group of independent ETF experts. Voting was completed by Jan. 14, 2019, and results were announced March 28, 2019.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	1

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

PERIOD JUNE 15, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited)

REPORTING PERIOD RETURN:
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value*	9.40%
Market Price**	9.41%
MSCI US REIT Index	9.59%

Net Assets as of 2/28/2019	$136,028,924

INVESTMENT OBJECTIVE***

The JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund”) seeks investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index (the “Underlying Index”).

INVESTMENT APPROACH

The Underlying Index is a free-float adjusted market-cap weighted index made up of the stocks of publicly traded equity real estate investment trusts (REITs). Using a “passive” investment approach, the Fund attempts to replicate the Underlying Index as closely as possible and invests at least 80% of its assets in securities included in the Underlying Index.

HOW DID THE MARKET PERFORM?

Overall, real estate sector equity outperformed the broader market for U.S. equity during the reporting period. While rising interest rates and weak demand in the U.S. housing sector held down prices and raised volatility for REITs through the end of 2018, real estate equity rebounded in early 2019 after the U.S. Federal Reserve said it may slow its pace of interest rate increases.

HOW DID THE FUND PERFORM?

For the period from Fund inception on June 15, 2018 to February 28, 2019, the Fund performed in line with the Underlying Index, before considering the effects of operating expenses, fees and tax management of the Fund’s portfolio.

The Fund’s and the Underlying Index’s exposures to the health care and residential REIT sectors were leading contributors to absolute performance. The Fund’s and the Underlying Index’s exposures to the hotel and resorts REIT sector were a leading detractor from absolute performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund’s and the Underlying Index’s largest allocations were in the specialized and retail REIT sectors and their smallest allocations were in the diversified REIT sector and the hotel and resorts REIT sector.

2	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Simon Property Group, Inc.	6.3%
2.	Prologis, Inc.	4.9
3.	Equinix, Inc.	3.8
4.	Public Storage	3.7
5.	Welltower, Inc.	3.1
6.	Equity Residential	3.0
7.	AvalonBay Communities, Inc.	3.0
8.	Digital Realty Trust, Inc.	2.6
9.	Ventas, Inc.	2.5
10.	Boston Properties, Inc.	2.3

PORTFOLIO COMPOSITION BY INDUSTRY****
Apartments	22.0%
Industrial	14.9
Office	13.1
Health Care	12.0
Diversified	8.5
Storage	8.4
Regional Malls	7.8
Hotels	6.3
Shopping Centers	6.0
Investment of cash collateral from securities loaned	0.1
Short-Term Investments	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America. The net asset value was $81.21 as of February 28, 2019.
**	Market price return is calculated assuming an initial investment made at the inception date net asset value, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The price used to calculate the market price return is the midpoint of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc. The midpoint price was $81.22 as of February 28, 2019.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of February 28, 2019. The Fund’s composition is subject to change.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	3

JPMorgan BetaBuilders MSCI US REIT ETF

FUND COMMENTARY

PERIOD JUNE 15, 2018 (FUND INCEPTION DATE) THROUGH FEBRUARY 28, 2019 (Unaudited) (continued)

TOTAL RETURNS AS OF FEBRUARY 28, 2019 (Unaudited)
	INCEPTION DATE	CUMULATIVE SINCE INCEPTION
JPMorgan BetaBuilders MSCI US REIT ETF
Net Asset Value	June 15, 2018	9.40%
Market Price		9.41%

LIFE OF FUND PERFORMANCE (6/15/18 TO 2/28/19)

The performance quoted is past performance and is not a guarantee of future results. Exchange-traded funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-844-457-6383.

Fund commenced operations on June 15, 2018.

The graph illustrates comparative performance for $10,000 invested in shares of the JPMorgan BetaBuilders MSCI US REIT ETF and the MSCI US REIT Index from June 15, 2018 to February 28, 2019. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI US REIT Index does not reflect the deduction of expenses associated with an exchange-traded fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. The Underlying Index is a free-float adjusted market-cap weighted index designed to measure the performance of US equity real estate investment trust (REIT) securities. The Underlying Index is made up of the stocks of publicly traded US equity REITs, as determined by MSCI Inc., the index provider. To be included initially in the Underlying Index, an equity REIT must meet certain criteria established by the index provider, including meeting a minimum market capitalization threshold as well as a liquidity threshold based on a number of factors, including trading volume and frequency of trading. Equity REITs in the Underlying Index tend to be small- and mid-cap stocks, and may include Health Care REITs, Hotel & Resort REITs, Industrial REITs, Office REITs, Residential REITs, Retail REITs, Diversified REITs and certain Specialized REITs. Specialized REITs that may be included in the Underlying Index own and/or operate (i) storage and self-storage facilities, (ii) data centers, (iii) correctional facilities, (iv) theaters, (v) casinos and gaming facilities or (vi) restaurants.

Fund performance reflects the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption or sale of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.7%

Apartments — 22.1%
Agree Realty Corp., REIT	5,274	346,660
American Campus Communities, Inc., REIT	20,960	944,458
American Homes 4 Rent, Class A, REIT	40,733	889,609
Apartment Investment & Management Co., Class A, REIT	23,087	1,129,647
AvalonBay Communities, Inc., REIT	21,142	4,114,868
Camden Property Trust, REIT	14,246	1,397,390
Equity LifeStyle Properties, Inc., REIT	13,041	1,416,774
Equity Residential, REIT	56,355	4,152,800
Essential Properties Realty Trust, Inc., REIT	5,688	96,525
Essex Property Trust, Inc., REIT	10,105	2,827,783
Front Yard Residential Corp., REIT	7,793	86,736
Getty Realty Corp., REIT	5,270	173,647
Independence Realty Trust, Inc., REIT	13,601	140,906
Investors Real Estate Trust, REIT	1,828	110,375
Invitation Homes, Inc., REIT	47,776	1,098,848
Mid-America Apartment Communities, Inc., REIT	17,412	1,803,535
National Retail Properties, Inc., REIT	24,342	1,268,218
NexPoint Residential Trust, Inc., REIT	2,826	101,566
Preferred Apartment Communities, Inc., Class A, REIT	6,279	95,692
Realty Income Corp., REIT	45,140	3,121,882
Spirit Realty Capital, Inc., REIT	13,108	506,493
STORE Capital Corp., REIT	29,300	951,371
Sun Communities, Inc., REIT	13,209	1,500,146
UDR, Inc., REIT	41,052	1,823,530

		30,099,459

Diversified — 8.6%
Alexander & Baldwin, Inc., REIT*	10,466	239,985
American Assets Trust, Inc., REIT	5,056	219,633
American Finance Trust, Inc., REIT	12,231	132,217
Armada Hoffler Properties, Inc., REIT	7,591	116,142
Colony Capital, Inc., REIT	71,247	396,133
CoreCivic, Inc., REIT	18,153	384,481
CorePoint Lodging, Inc., REIT	6,387	89,226
Cousins Properties, Inc., REIT	64,301	612,146
Duke Realty Corp., REIT	54,807	1,620,643
EPR Properties, REIT	11,371	835,541
Four Corners Property Trust, Inc., REIT	10,364	283,870
Gaming and Leisure Properties, Inc., REIT	31,109	1,131,745
GEO Group, Inc. (The), REIT	18,630	423,274
Gladstone Commercial Corp., REIT	4,434	91,518
Global Net Lease, Inc., REIT	11,636	207,586
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	8,266	203,509
iStar, Inc., REIT	10,399	90,991
Lexington Realty Trust, REIT	32,526	302,167
NorthStar Realty Europe Corp., REIT	6,858	123,033
One Liberty Properties, Inc., REIT	2,224	64,096
PS Business Parks, Inc., REIT	3,137	461,672
Spirit MTA, REIT	6,577	48,341
UMH Properties, Inc., REIT	5,185	70,931

INVESTMENTS	SHARES	VALUE($)

Diversified — continued
VICI Properties, Inc., REIT	61,906	1,319,217
Washington, REIT	12,213	323,522
Whitestone, REIT	5,475	71,230
WP Carey, Inc., REIT	24,636	1,819,861

		11,682,710

Health Care — 12.1%
CareTrust REIT, Inc., REIT	12,831	286,645
Community Healthcare Trust, Inc., REIT	2,835	101,181
HCP, Inc., REIT	71,877	2,211,655
Healthcare Realty Trust, Inc., REIT	19,156	606,287
Healthcare Trust of America, Inc., Class A, REIT	31,653	901,794
LTC Properties, Inc., REIT	6,066	269,452
Medical Properties Trust, Inc., REIT	55,820	1,017,599
National Health Investors, Inc., REIT	6,459	503,996
New Senior Investment Group, Inc., REIT	12,565	64,835
Omega Healthcare Investors, Inc., REIT	30,698	1,102,058
Physicians Realty Trust, REIT	27,887	503,918
Sabra Health Care REIT, Inc., REIT	27,270	494,132
Senior Housing Properties Trust, REIT	36,362	470,888
Universal Health Realty Income Trust, REIT	1,997	148,717
Ventas, Inc., REIT	54,524	3,421,381
Welltower, Inc., REIT	57,457	4,269,630

		16,374,168

Hotels — 6.3%
Apple Hospitality REIT, Inc., REIT	33,243	547,845
Ashford Hospitality Trust, Inc., REIT	14,682	78,695
Braemar Hotels & Resorts, Inc., REIT	4,476	58,277
Chatham Lodging Trust, REIT	7,115	142,158
Chesapeake Lodging Trust, REIT	9,238	278,249
DiamondRock Hospitality Co., REIT	31,803	339,974
Hersha Hospitality Trust, REIT	5,729	107,992
Hospitality Properties Trust, REIT	25,153	680,892
Host Hotels & Resorts, Inc., REIT	113,503	2,225,794
MGM Growth Properties LLC, Class A, REIT	13,447	413,630
Park Hotels & Resorts, Inc., REIT	30,777	961,473
Pebblebrook Hotel Trust, REIT	19,952	638,663
RLJ Lodging Trust, REIT	26,798	497,639
Ryman Hospitality Properties, Inc., REIT	7,067	572,356
Summit Hotel Properties, Inc., REIT	16,024	182,513
Sunstone Hotel Investors, Inc., REIT	34,912	525,426
Xenia Hotels & Resorts, Inc., REIT	17,217	336,248

		8,587,824

Industrial — 15.0%
CoreSite Realty Corp., REIT	5,613	573,929
CyrusOne, Inc., REIT	16,188	806,810
Digital Realty Trust, Inc., REIT	31,552	3,569,162
EastGroup Properties, Inc., REIT	5,513	582,504
Equinix, Inc., REIT	12,296	5,207,356
First Industrial Realty Trust, Inc., REIT	19,320	647,606

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	5

JPMorgan BetaBuilders MSCI US REIT ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Industrial — continued
Industrial Logistics Properties Trust, REIT	9,953	207,620
Liberty Property Trust, REIT	22,610	1,070,131
Monmouth Real Estate Investment Corp., REIT	13,308	176,464
Prologis, Inc., REIT	96,291	6,746,147
STAG Industrial, Inc., REIT	16,656	461,038
Terreno Realty Corp., REIT	9,045	369,941

		20,418,708

Office — 13.2%
Alexandria Real Estate Equities, Inc., REIT	16,447	2,234,983
Boston Properties, Inc., REIT	23,623	3,134,536
Brandywine Realty Trust, REIT	27,318	429,439
Columbia Property Trust, Inc., REIT	18,046	390,335
Corporate Office Properties Trust, REIT	16,650	432,734
Douglas Emmett, Inc., REIT	24,694	953,188
Easterly Government Properties, Inc., REIT	9,303	167,268
Empire State Realty Trust, Inc., Class A, REIT	22,493	342,344
Equity Commonwealth, REIT	18,582	606,702
Franklin Street Properties Corp., REIT	16,402	118,751
Highwoods Properties, Inc., REIT	15,829	733,041
Hudson Pacific Properties, Inc., REIT	23,969	796,250
JBG SMITH Properties, REIT	17,570	707,895
Kilroy Realty Corp., REIT	15,410	1,135,871
Mack-Cali Realty Corp., REIT	13,815	290,253
Office Properties Income Trust, REIT	7,353	224,340
Paramount Group, Inc., REIT	32,661	469,012
Piedmont Office Realty Trust, Inc., Class A, REIT	19,635	401,928
SL Green Realty Corp., REIT	13,043	1,183,261
Tier REIT, Inc., REIT	8,242	199,869
VEREIT, Inc., REIT	147,986	1,179,448
Vornado Realty Trust, REIT	26,195	1,763,185

		17,894,633

Regional Malls — 7.9%
Brookfield Property REIT, Inc., Class A, REIT	19,475	382,099
CBL & Associates Properties, Inc., REIT (a)	26,411	56,519
Macerich Co. (The), REIT	16,181	705,492
Pennsylvania, REIT (a)	10,778	66,285
Simon Property Group, Inc., REIT	47,309	8,570,498
Tanger Factory Outlet Centers, Inc., REIT	14,364	310,119
Taubman Centers, Inc., REIT	9,340	498,569
Washington Prime Group, Inc., REIT	28,461	164,505

		10,754,086

Shopping Centers — 6.1%
Acadia Realty Trust, REIT	12,474	355,384
Alexander’s, Inc., REIT	352	134,362
Brixmor Property Group, Inc., REIT	45,857	800,663
Cedar Realty Trust, Inc., REIT	13,951	48,549
Federal Realty Investment Trust, REIT	11,298	1,509,300
Kimco Realty Corp., REIT	64,455	1,133,763

INVESTMENTS	SHARES	VALUE($)

Shopping Centers — continued
Kite Realty Group Trust, REIT	12,805	201,551
Regency Centers Corp., REIT	23,326	1,522,022
Retail Opportunity Investments Corp., REIT	17,435	299,359
Retail Properties of America, Inc., Class A, REIT	32,956	410,632
Retail Value, Inc., REIT	2,351	73,187
RPT Realty, REIT	12,260	155,457
Saul Centers, Inc., REIT	2,074	117,534
Seritage Growth Properties, Class A, REIT (a)	5,183	228,829
SITE Centers Corp., REIT	24,010	320,534
Urban Edge Properties, REIT	17,484	339,539
Urstadt Biddle Properties, Inc., Class A, REIT	4,560	95,395
Weingarten Realty Investors, REIT	18,647	537,220

		8,283,280

Storage — 8.4%
Americold Realty Trust, REIT	14,701	422,654
CubeSmart, REIT	28,497	873,148
Extra Space Storage, Inc., REIT	19,351	1,856,535
Iron Mountain, Inc., REIT	41,590	1,473,118
Life Storage, Inc., REIT	7,128	695,693
National Storage Affiliates Trust, REIT	8,653	245,053
Public Storage, REIT	24,003	5,076,394
QTS Realty Trust, Inc., Class A, REIT	7,802	325,577
Rexford Industrial Realty, Inc., REIT	14,193	486,536

		11,454,708

Total Common Stocks (Cost $129,089,885)		135,549,576

Short-Term Investments — 0.9%

Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b) (c) (Cost $1,275,554)	1,275,554	1,275,554

Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (b) (c) (Cost $132,381)	132,381	132,381

Total Investments — 100.7% (Cost $130,497,820)		136,957,511
Liabilities in Excess of Other Assets — (0.7%)		(928,587)

NET ASSETS — 100.0%		136,028,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Abbreviations
REIT	RealEstate Investment Trust
(a)	Thesecurity or a portion of this security is on loan at February 28, 2019. The total value of securities on loan at February 28, 2019 is $123,404.
(b)	Investmentin affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	Therate shown is the current yield as of February 28, 2019.
*	Non-incomeproducing security.

Futures contracts outstanding as of February 28, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
DJ US Real Estate Index	13	03/2019	USD	430,690	48,024

					48,024

Abbreviations
USD	UnitedStates Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2019

JPMorgan BetaBuilders MSCI U.S. REIT ETF
ASSETS:
Investments in non-affiliates, at value	$135,549,576
Investments in affiliates, at value	1,275,554
Investments of cash collateral received from securities loaned, at value (Note 2.D.)	132,381
Restricted cash	2,800
Cash	4,029
Deposits at broker for futures contracts	75,000
Deferred offering costs (Note 2.F.)	4,660
Receivables:
Investment securities sold	153,185
Dividends from non-affiliates	156,574
Dividends from affiliates	1,797
Securities lending income (Note 2.D.)	255
Due from Adviser	26,539

Total Assets	137,382,350

LIABILITIES:
Payables:
Investment securities purchased	1,149,613
Collateral received on securities loaned (Note 2.D.)	132,381
Variation margin on futures contracts	299
Accrued liabilities:
Administration fees	7,823
Custodian, Accounting and Transfer Agent fees	13,570
Trustees’ and Chief Compliance Officer’s fees	502
Professional Fees	27,849
Other	21,389

Total Liabilities	1,353,426

Net Assets	$136,028,924

NET ASSETS:
Paid-in-Capital	$128,616,125
Total distributable earnings (loss) (a)	7,412,799

Total Net Assets	$136,028,924

Outstanding number of shares (unlimited number of shares authorized — par value $0.0001)	1,675,000

Net asset value, per share	$81.21

Cost of investments in non-affiliates	$129,089,885
Cost of investments in affiliates	1,275,554
Investment securities on loan, at value	123,404
Cost of investment of cash collateral	132,381

(a)

Total distributable earnings has been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED FEBRUARY 28, 2019

JPMorgan BetaBuilders MSCI U.S. REIT ETF (a)
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,056,433
Dividend income from affiliates	6,580
Interest income from non-affiliates	289
Interest income from affiliates	24
Non-cash dividend income from non-affiliates	154,190
Income from securities lending (net) (Note 2.D.)	3,632

Total investment income	2,221,148

EXPENSES:
Investment advisory fees (Note 3.A.)	75,916
Administration fees (Note 3.B.)	51,700
Professional fees	57,201
Trustees’ and Chief Compliance Officer’s fees	2,478
Printing and mailing costs	6,038
Registration and filing fees	22,630
Custodian, Accounting and Transfer Agent fees (Note 3.C.)	31,506
Insurance expense	751
Offering costs (Note 2.F.)	11,388
Other	1,264

Total expenses	260,872

Less fee waived (Note 3.D.)	(127,616)
Less expense reimbursements from affiliates (Note 3.D.)	(57,096)
Less expense reimbursements from non-affiliates (Note 3.C.)	(6,800)

Net expenses	69,360

Net investment income (loss)	2,151,788

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	423,554
In-kind redemptions in non-affiliates	868,869
Futures	(88,517)

Net realized gain (loss)	1,203,906

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,459,691
Futures	48,024

Change in net unrealized appreciation/depreciation	6,507,715

Net realized/unrealized gains (losses)	7,711,621

Change in net assets resulting from operations	$9,863,409

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan BetaBuilders MSCI U.S. REIT ETF
Period Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,151,788
Net realized gain (loss)	1,203,906
Change in net unrealized appreciation/depreciation	6,507,715

Change in net assets resulting from operations	9,863,409

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(1,574,130)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,739,645

NET ASSETS:
Change in net assets	136,028,924
Beginning of period	—

End of period	$136,028,924

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$141,407,612
Cost of shares redeemed	(13,667,967)

Total change in net assets resulting from capital transactions	$127,739,645

SHARE TRANSACTIONS:
Issued	1,850,000
Redeemed	(175,000)

Net increase in shares from share transactions	1,675,000

(a)	Commencement of operations was June 15, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

BetaBuilders MSCI U.S. REIT ETF
June 15, 2018 (g) through February 28, 2019	$75.67	$1.85	$5.10	$6.95	$(1.35)	$(0.06)	$(1.41)

(a)	Annualized for periods less than one year, unless otherwise indicated.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

Market price total return is calculated assuming an initial investment made at the beginning of the period market price, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. The market price presented to calculate the market price total return is the mid-point of the bid/ask spread at the close of business on the Cboe BZX Exchange, Inc.

(f)

Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

Ratios/Supplemental data
						Ratios to average net assets (a)
Net asset value, end of period	Market price, end of period	Total return (c)(d)	Market price total return (c)(e)		Net assets, end of period	Net expenses		Net investment income (loss)	Expenses without waivers and reimbursements		Portfolio turnover rate (c)

$81.21	$81.22	9.40%	9.41	%(f)	$136,028,924	0.11	%(h)	3.37%	0.40	%(h)	5%

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF February 28, 2019 (Unaudited)

1. Organization

J.P. Morgan Exchange-Traded Fund Trust (the “Trust”) was formed on February 25, 2010, and is governed by a Declaration of Trust as amended and restated February 19, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. JPMorgan BetaBuilders MSCI US REIT ETF (the “Fund” or the “MSCI US REIT ETF”) is a separate diversified series of the Trust covered in this report.

The Fund commenced operations on June 15, 2018. The investment objective of the Fund is to seek investment results that closely correspond, before fees and expenses, to the performance of the MSCI US REIT Index.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Fund’s shares may be different from its net asset value (“NAV”). The Fund issues and redeems its shares on a continuous basis, through JPMorgan Distribution Services, Inc. (the “Distributor” or “JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, at NAV in large blocks of shares, typically 25,000 shares, referred to as “Creation Units”.

Creation Units are issued and redeemed principally in-kind for a basket of securities. A cash amount may be substituted in a Fund with sizeable exposure to market or sponsor restricted securities. Shares are generally traded in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Only individuals or institutions that have entered into an authorized participant agreement with the Distributor may do business directly with the Fund (each, an “Authorized Participant”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the NAV of the Fund is calculated on a valuation date.

Investments in open-end investment companies excluding Exchange-Traded Funds (“ETFs”), (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$136,957,511	$—	$—	$136,957,511

Appreciation in Other Financial Instruments
Futures Contracts (a)	$48,024	$—	$—	$48,024

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the period ended February 28, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of February 28, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities (SAL). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF February 28, 2019 (Unaudited) (continued)

The following table presents the value of derivatives held as of February 28, 2019, by their primary underlying risk exposure and respective location on the SAL:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net assets — Unrealized Appreciation	$48,024

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the SOP for the period ended February 28, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(88,517)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$48,024

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts activity during the period ended February 28, 2019: Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$498,167	(a)
Ending Notional Balance Long	430,690

(a)	For the period June 15, 2018 through February 28, 2019.

The Fund’s derivatives contracts held at February 28, 2019 are not accounted for as hedging instruments under GAAP.

D. Securities Lending — Effective June 18, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the SOP as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the SOP.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level a of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the SAL. The value of the cash collateral received is recorded as a liability on the SAL and details of Collateral Investments are disclosed in the SOI. As of February 28, 2019, the value of outstanding securities on loan and the value of Collateral Investments were as follows:

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
MSCI US REIT ETF	$123,404	$132,381	$132,381

16	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

The Fund bears the risk of loss associated with the Collateral Investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collated received or posted by the Fund as of February 28, 2019.

	Investment Securities On Loan, at value, Presented in the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
MSCI US REIT ETF	$123,404	$(123,404)	$—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund in the amount of $287. JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the SOP as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the tables below to be affiliated issuers. The Underlying Fund’s distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain shares of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

For the period ended February 28, 2019
Security Description	Value at June 15, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2019	Shares at February 28, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.37% (b)(c)	$—	$3,966,222	$3,833,841	$—	$—	$132,381	132,381	$6,782	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.33% (b)(c)	—	5,152,522	3,876,968	—	—	1,275,554	1,275,554	6,580		—

Total	$—	$9,118,744	$7,710,809	$—	$—	$1,407,935		$13,362		$—

(a)	Commencement of operations.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of February 28, 2019.
*	Amount is included on the Statement of Operation as Income from securities lending (net).

F. Offering and Organizational Costs — Total offering costs incurred in connection with the offering of shares of the Fund is amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the period ended February 28, 2019, total offering costs incurred were $16,048 and total offering costs amortized were $11,388.

Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the SOP.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF February 28, 2019 (Unaudited) (continued)

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns since inception remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
MSCI US REIT ETF	$876,480	$(4,853)	$(871,627)

The reclassifications for the Fund relate primarily to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.12% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.D.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.075% of the Fund’s net assets. Prior to January 1, 2019, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.085% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.D.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Custodian, Accounting and Transfer Agent Fees — JPMCB provides custody, accounting and transfer agency services to the Fund. The amount paid directly to JPMCB by the Fund for custody services are included in the Custodian, Accounting and Transfer Agent fees on the SOP. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP. With respect to the transfer agency services provided by JPMCB for each creation or redemption transaction, the Authorized Participant will generally be responsible for such associated expenses; during the period, the Fund paid no transfer agency fees to JPMCB.

Additionally, Authorized Participants generally pay transaction fees associated with the creation and redemption of fund shares. These fees are used to offset certain custodian charges incurred by the Fund for these transactions.

18	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

For the period ended February 28, 2019, the amount of transaction fees paid by the Authorized Participants to the fund that were used to reimburse custodian fees were $6,800.

Such amounts are included in expense reimbursements from non-affiliates in the SOP.

Restricted cash on the SAL is cash received from Authorized Participants for the reimbursement of creation and/or redemption of Fund shares.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

D. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses, (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses), exceed 0.11% of the Fund’s average daily net assets.

The expense limitation agreement is in effect for the period ended February 28, 2019 and the current agreement is in place until at least June 30, 2021.

For the period ended February 28, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
MSCI US REIT ETF	$75,432	$51,700	$127,132	$57,096

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of the waivers resulting from investments in the money market fund for the period ended February 28, 2019 was $484.

E. Distribution Services — The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. JPMDS receives no fees for their distribution services under their respective distribution agreements with the Trust (the “Distribution Agreements”). Although the Trust does not pay any fees under the Distribution Agreements, JPMIM pays JPMDS for certain distribution related services.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

The Fund may use related party broker-dealers. For the period ended February 28, 2019, the Fund did not incur any brokerage commissions with broker dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended February 28, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
MSCI US REIT ETF (a)	$6,106,718	$4,279,486

During the period ended February 28, 2019, there were no purchases or sales of U.S. Government securities.

For the period ended February 28, 2019, in-kind transactions associated with creations and redemptions were as follows:

	In-Kind Creations	In-Kind Redemptions
MSCI US REIT ETF (a)	$140,238,178	$13,475,728

(a)	Commencement of operations was June 15, 2018.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF February 28, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2019 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI US REIT ETF	$130,620,900	$8,523,603	$2,138,968	$6,384,635

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The Tax character of distributions paid during the period ended February 28, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
MSCI US REIT ETF	$1,480,354	$93,776	$1,574,130

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
MSCI US REIT ETF	$688,413	$339,751	$6,384,635

The cumulative timing differences primarily consist of wash sale loss deferrals.

At February 28, 2019, the Fund did not have any net capital loss carryforwards.

6. Capital Share Transactions

The Trust issues and redeems shares of the Fund only in Creation Units through the Distributor at NAV. Capital shares transactions detail can be found in the Statements of Changes in Net Assets.

Shares of the Fund may only be purchased or redeemed by Authorized Participants. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Fund’s shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund. An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”); or (2) a DTC Participant; which, in either case, must have executed an agreement with the Distributor.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2019, the Adviser owns shares representing 39% of the net assets of the Fund.

Significant shareholder transactions by the Adviser may impact the Fund’s performance.

Because the Fund may invest a significant portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in Shares trading significantly above (at a premium) or below (at a discount) to the NAV or to the intraday value of the Fund’s holdings. During such periods, investors may incur significant losses if shares are sold.

The Fund may not track the return of the underlying index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index. In addition, a Fund’s return may differ from the return of its underlying index as a result of, among other things, pricing differences and the inability to purchase certain

20	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

securities included in the underlying index due to regulatory or other restrictions. To the extent of the previously outlined items, the Fund’s return differs from the return of the underlying index.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. New Accounting Pronouncement

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Exchange-Traded Fund Trust and Shareholders of JPMorgan BetaBuilders MSCI US REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan BetaBuilders MSCI US REIT ETF (one of the funds constituting J.P. Morgan Exchange-Traded Fund Trust, hereafter referred to as the “Fund”) as of February 28, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 15, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period June 15, 2018 (commencement of operations) through February 28, 2019 in comformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 25, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

22	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-844-457-6383 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth; Positions With the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held During the Past 5 Years
Independent Trustees

Gary L. French (1951); Trustee of the Trust since 2014	Real Estate Investor (2011–present); Consultant to the Mutual Fund Industry (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011–2017); Senior Vice President–Fund Administration, State Street Corporation (2002–2010).	36	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).

Robert J. Grassi (1957); Trustee of the Trust since 2014	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	36	None.

Thomas P. Lemke (1954); Trustee of the Trust since 2014	Retired; Executive Vice President and General Counsel, Legg Mason (2005-2013).	36

SEI family of funds (Independent Trustee of Advisors’ Inner Circle Fund

III (20 portfolios) (from February 2014 to present); Independent Trustee of Winton Diversified Opportunities Fund (from December 2014-2018); Independent Trustee of Gallery Trust (from August 2015 to present); Independent Trustee of Schroder Series Trust (from 2017 to present) Independent Trustee of Schroder Global Series Trust (from February 2017 to present); Independent Trustee of O’Connor EQUUS (May 2014-April 2016), Independent Trustee of Winton Series Trust (December 2014-March 2017); Independent Trustee of AXA Premier VIP Trust (2014-June 2017); Independent Director of The Victory Funds (or their predecessor funds) (35 portfolios) (2014-March 2015); Symmetry Panoramic Trust (16 portfolios) (2018-present).

Lawrence R. Maffia (1950); Trustee of the Trust since 2014	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	36	Director, ICI Mutual Insurance Company (1999-2013).

Emily A. Youssouf (1951); Trustee of the Trust since 2014	Clinical Professor, NYU Schack Institute of Real Estate (2009-present); Board Member (2005-present), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-present), and Chair of IT Committee (2016-present), NYC Health and Hospitals Corporation; Board Member and Member of the Audit Committee and Related Parties Committee (2013-2018) and Member of the Risk Management Committee (2017-2018), PennyMac Financial Services, Inc.	36

Trustee, NYC School Construction

Authority (2009-present); Board

Member, NYS Job Development

Authority (2008-present); Trustee

(2015-present) and Chair of the Audit and Finance Committee (2015-present) of the Transit Center Foundation; Vice Chair (2011-2013) and Board Member (2013-2014) of New York City Housing Authority.

Interested Trustee

Robert Deutsch (2) (1957); Chairman and Trustee of the Trust since 2014	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	36	Board of Directors of the JUST Capital Foundation (2017–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Thirty two series of the Trust have commenced operations.

(2)	Mr. Deutsch is an interested trustee because he was an employee of the Adviser until August 2017.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Joanna Gallegos (1975), President and Principal Executive Officer (2017)	Managing Director, Head of J.P. Morgan Asset Management’s U.S. Exchange Traded Funds business. Previously, Head of J.P. Morgan Asset Management’s ETF Product Development team from August 2013 to July 2017.

Ogden Hammond (1975), Interim President and Principal Executive Officer (2019)	Managing Director and Global Head of Beta (Passive) Product and Business Development for J.P. Morgan Asset Management. Previously, Executive Director and Global Head of Beta Product and Business Development (2017-2018), Executive Director and Head of Beta Strategy and Business Development (2016-2017) and Executive Director and Head of ETF Solutions Strategy & Business Development (2014-2016) for J.P. Morgan Investment Management Inc., Executive Director, Strategy and Business Development (2013- 2014) for J.P. Morgan Asset Management.

Lauren A. Paino (1973), Treasurer and Principal Financial Officer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; Director, Credit Suisse Asset Management from 2000 to 2013.

Brian S. Shlissel (1964), Vice President (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Paul Shield (1960), Vice President and Assistant Treasurer (2016)	Managing Director and head of Business Management for JPMorgan Asset Management’s Exchange Traded Fund platform since 2013. Senior Global Product Manager of Alternative Investments for BNY Mellon from 2011 to 2013 and Global Product Head for Exchange Traded Funds at JPMorgan Chase Bank from 2008 to 2011.

Elizabeth A. Davin (1964), Secretary (2018)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Stephen M. Ungerman (1953), Chief Compliance Officer (2014)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Jessica K. Ditullio (1962), Assistant Secretary (2014)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Carmine Lekstutis (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2014)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010.

Pamela L. Woodley (1971), Assistant Secretary (2014)*	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan Lewis & Bockius (law firm) from 2012 to 2016.

Frederick J. Cavaliere (1978), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2016; formerly, Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2010 to February 2016. Mr. Cavaliere has been with JPMorgan since May 2006.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from 2012 to May 2014.

Jason Ronca (1978), Assistant Treasurer (2014)***	Executive Director, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management since February 2017; formerly Vice President, Assistant Treasurer and ETF Platform Manager for J.P. Morgan Asset Management from May 2014 to February 2017. ETF Product Manager for Corporate Investment Bank responsible for setting the strategy and control agenda for the ETF servicing business from 2010 to May 2014; Prior to 2010, a Vice President in Fund Accounting within J.P. Morgan Investor Services, supporting a series of U.S. registered mutual funds.

The contact address for each of officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
***	The contact address for the officer is 50 Rowes Wharf, Floor 3, Boston, MA 02110.

24	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur ongoing costs, investment advisory fees, administration fees and other Fund expenses, in addition to brokerage commissions on your purchases and sales of Fund shares. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other funds. The examples assume that you had a $1,000 investment at the beginning of the reporting period September 1, 2018 and continued to hold your shares at the end of the reporting period, February 28, 2019.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Annualized Expense Ratio	Expenses Paid During the Period
MSCI US REIT ETF
Actual (1)	$1,000.00	$1,022.90	0.11%	$0.55
Hypothetical (1)	1,000.00	1,024.25	0.11	0.55

(1)	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2019	J.P. MORGAN EXCHANGE-TRADED FUNDS	25

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Long-Term Capital Gain

The Fund distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the period ended February 28, 2019:

Long-Term Capital Gain Distribution
$93,776	*

*	Included in this amount is unrecaptured Section 1250 gains of $21,367.

Section 199A Income

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as section 199A dividends for the period ended February 28, 2019:

$1,360,066

Qualified Dividend Income (QDI)

The Fund had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the period ended February 28, 2019:

Qualified Dividend Income
$3,678

26	J.P. MORGAN EXCHANGE-TRADED FUNDS	FEBRUARY 28, 2019

J.P. Morgan Exchange-Traded Funds are distributed by JPMorgan Distribution Services, Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

Contact J.P. Morgan Exchange-Traded Funds at 1-844-457-6383 (844-4JPM ETF) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risks as well as charges and expenses of the fund before investing. The prospectus contains this and other information about the fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-844-457-6383 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-844-457-6383 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2019. All rights reserved. February 2019.	AN-RETF-219

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial experts are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and EmilyA. Youssouf, each of which is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $491,000

2018 – $234,790

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $59,500

2018 – $27,600

Audit-related fees consist of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $140,826

2018 – $58,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – $0

2018 – $0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 – $32.2 million

2017 – $32.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Gary L. French, Robert J. Grassi, Thomas P. Lemke, Lawrence R. Maffia and Emily A. Youssouf.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
May 08, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joanna M. Gallegos
Joanna M. Gallegos
President and Principal Executive Officer
May 08, 2019

By:	/s/ Lauren A. Paino
Lauren A. Paino
Treasurer and Principal Financial Officer
May 08, 2019